As filed with the Securities and Exchange Commission on April 29, 2011

File Nos. 002-67052 and 811-3023

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE
SECURITIES ACT OF 1933

Post-Effective Amendment No. 311

AND

REGISTRATION STATEMENT UNDER THE
INVESTMENT COMPANY ACT OF 1940

Amendment No. 312
_____________________________________________________________________________________________
FORUM FUNDS
Three Canal Plaza, Suite 600
Portland, Maine 04101
207-347-2090

Francine J. Rosenberger, Esq.
K&L Gates LLP
1601 K Street, N.W.
Washington, D.C.  20006

Copies to:
Lina Bhatnagar
Atlantic Fund Services
Three Canal Plaza
Portland, ME 04101

It is proposed that this filing will become effective:

[   ] immediately upon filing pursuant to Rule 485, paragraph (b)(1)
[ X ]     on May 1, 2011 , pursuant to Rule 485, paragraph (b)(1)
[   ]     60 days after filing pursuant to Rule 485, paragraph (a)(1)
[   ]     on                            , pursuant to Rule 485, paragraph (a)(1)
[   ]     75 days after filing pursuant to Rule 485, paragraph (a)(2)
[   ]     on                            , pursuant to Rule 485, paragraph (a)(2)
[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of series being registered: The BeeHive Fund, Lou Holland Growth Fund

Prospectus May 1, 201 1	BEEHX

The Securities and Exchange Commission has not approved or disapproved the Fund’s shares or determined whether thisProspectus is truthful or complete.   Any representation to
the contrary is a criminal offense.

Summary Section	1
Investment Objective	1
Fee s and Expenses	1
Principal Investment Strategies	1
Principal Investment Risks	2
Performance Information	3
Management	4
Purchase and Sale of Fund Shares	4
Tax Information	4
Payments to Broker-Dealers and Other Financial Intermediaries	4
Details Regarding Principal Investment Strategies and Risks	5
Additional Information Regarding Principal Investment Strategies	5
Additional Information Regarding Principal Risk Factors	6
Who May Want to Invest in the Fund	8
Management	9
Investment Advisor	9
Portfolio Managers	9
Other Service Providers	9
Fund Expenses	10
Your Account	11
How to Contact the Fund	11
General Information	11
Buying Shares	1 3
Account Requirements	1 4
Investment Procedures	1 5
Selling Shares	1 7
Retirement Accounts	1 9
Other Information	20
Distributions and Dividend Reinvestments	20
Taxes	20
Organization	2 1
Financial Highlights	22

Summary Section

Investment Objective

The objective of The BeeHive Fund (the “Fund”) is capital appreciation.

Fee s and Expenses

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of the offering price)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Distributions (as a percentage of the offering price)	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage value of your investment)
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses	0. 47%
Total Annual Fund Operating Expenses	1. 22%
Fee Reduction and Expense Reimbursement(1)	(0. 23 )%
Net Annual Fund Operating Expenses	0.99%

(1)
Spears Abacus Advisors LLC (the “Advisor”) has contractually agreed to reduce   a portion of its fee and to reimburse Fund expenses to limit Total Annual Fund Operating Expenses (excluding taxes, interest, portfolio transaction expenses and extraordinary expenses) to 0.99% through at least May 1, 2012 (the “Expense Cap”) .  The Expense Cap may be changed or eliminated with the consent of the Board of Trustees of Forum Funds (the “Board”).   The Advisor may be reimbursed by the Fund for any contractual fee reduction or expense reimbursements if reimbursement to the Advisor occurs within three years of the fee reduction or expense reimbursement and does not cause the Net Annual Fund Operating Expenses of the Fund to exceed the percentage limit contractually agreed.  Net Annual Fund Operating Expenses may increase if exclusions from the Expense Cap would apply.

Example.  This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$101	$ 364	$ 648	$1, 457

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the e xample, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 4 3% of the average value of its portfolio.

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Principal Investment Strategies

Under normal market conditions, the Fund primarily invests in equity securities of domestic companies with large and mid-sized market capitalizations.  The Advisor defines (1) companies with large market capitalizations as those companies with market capitalizations of $5 billion and over and (2) companies with mid-sized market capitalizations as those companies with market capitalizations of at least $1 billion but not more than $5 billion.  Equity securities include common stock, convertible securities, preferred stock, warrants and sponsored and unsponsored American Depositary Receipts (“ADRs”).  The Fund may also invest in foreign securities and equity securities of domestic companies with small market capitalizations (defined by the Advisor as those companies with market capitalizations of less than $1 billion).   In addition, t he Fund may invest in domestic fixed-income securities.  From time to time, the Fund’s investments may be focused in one or more industries or sectors.

The Advisor seeks to generate superior long-term capital appreciation through a focused portfolio of companies that the Advisor believes to have dynamic businesses with leading and defensible market positions .  The management philosophy of the Advisor emphasizes specific security selection rather than asset allocation.  The Advisor looks for investments that it believes to offer favorable asymmetric expected-return profiles over a three-year period and which possess catalysts to unlock value .

The Advisor conducts proprietary fundamental research to develop an understanding of a business and its position within its industry.  In this process, the Advisor analyzes company filings and communicates with company management and industry analysts.  The Advisor creates financial models that consider multiple scenarios, including a reasonable worst case .  Once an investment is made, the holding is continuously monitored to ensure that the initial rationale for investment remains.  If it is determined that the initial reason for investment is no longer valid, the Advisor may sell the holding.  A Fund holding may also be sold if the valuation exceeds a target , if valuation appears inconsistent with industry comparables or if other investments with higher expected returns become available.

Principal Investment Risks

General Market Risk.  The net asset value (“NAV”) of the Fund , and your investment return , will fluctuate based upon changes in the value of its portfolio securities.  You could lose money on your investment in the Fund, and the Fund could underperform other investments.  An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Market Events Risk.  It is important that investors closely review and understand the risks of investing in the Fund.  Unprecedented recent turbulence in the financial markets and reduced liquidity in equity, credit and fixed-income markets may negatively affect issuers worldwide, which could have an adverse effect on the Fund.

Equity Risk.   S tock prices may fall over a short period or extended periods of time.

Foreign Investments Risk.  Foreign securities are subject to additional risks , including currency, political and regulatory risks.

Interest Rate Risk.   When interest rates rise, the prices of most fixed-income securities decline .

Credit Risk.  The Fund may lose money if the issuer of a bond, including a U.S. Government agency not backed by the full faith and credit of the U.S. Government, fail s to make timely payment of interest or principal or goes bankrupt .  A decline in an issuer’s credit rating also can cause the price of its bonds to go down.

Company Risk.  The value of the Fund may decrease in response to the activities and financial prospects of an individual company in the Fund’s portfolio.

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Sector/Industry Risk.  The value of stocks within the same group of industries may decline in price due to sector-specific market or economic developments.

Small-Capitalization and Mid-Capitalization Company Risk.  Securities of companies smaller than large capitalization companies may be more volatile, and the price of smaller companies may decline more in response to selling pressure.

Liquidity Risk.  Fixed-income securities held by the Fund may be difficult to sell at the time and at the price that the Advisor would like.

ADR Risk.  ADRs may be subject to some of the same risks as direct investment in foreign companies, as noted in “Foreign Investments  Risk . ”  In addition, ADRs may not track the price of the underlying securities perfectly.

Performance Information

The following chart and table illustrate the variability of the annual returns of the Fund.    The chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and how the Fund’s returns compare to the Standard & Poor’s 500 Index (the “S&P 500 Index”), a broad measure of market performance. Updated performance information is available at www.TheBeeHiveFund.com or by calling (866) 684-4915 (toll free).

Performance information represents only past performance, before and after taxes, and does not necessarily indicate future results.
The calendar year-to-date total return as of March 31, 2011, was 5.84%.   During the period shown in the chart, the highest quarterly return was 21.11% for the quarter ended June 30, 2009, and the lowest quarterly return was (11 . 12) % for the quarter ended June 30, 2010 .

Average Annual Total Returns

	One Year	Since Inception (9/1/2008)
Return Before Taxes	16.90%	6.06%

Return After Taxes on Distributions	16.50%	5.86%

Return After Taxes on Distributions and Sale of Fund Shares	11.49%	5.16%

S&P 500 Index (reflects no deduction for fees, expenses or taxes)	15.06%	1.65%

After-tax returns are calculated using the historical highest individual f ederal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown.  After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).

3

Management

Advisor. The Fund’s investment advisor is Spears Abacus Advisors LLC.

Portfolio Managers.  William G. Spears and Robert M. Raich are primarily responsible for the day-to-day management of the Fund.  Messrs. Spears and Raich have served as portfolio managers for the Fund since its inception in 2008.

Purchase and Sale of Fund Shares

You may purchase or sell (redeem) shares of the Fund on any day that the New York Stock Exchange is open for business.  You may purchase or redeem shares directly from the Fund by calling (866) 684-4915 (toll free) or by writing to the Fund at The BeeHive Fund, P.O. Box 588, Portland, Maine 04112.  You also may purchase or redeem shares of the Fund through your financial intermediary.  The Fund accepts investments in the following minimum amounts:

	Minimum Initial Investment	Minimum Additional Investment
Standard Accounts	$2 , 500	$ 5 00
Retirement Accounts	$2 , 500	$ 5 00

Tax Information

Shareholders may receive from the Fund distributions of dividends, income and capital gains, which may be taxed as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may compensate the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

4

Details Regarding Principal Investment Strategies and Risks

Concepts to Understand
Common Stock means an ownership interest in a company and usually possesses voting rights and earns dividends.
Market Capitalization means the total value of all of a company’s common stock in the stock market based on the stock’s market price.
Equity Securities include common stock, preferred stock, convertible securities, warrants and ADRs.
ADRs are receipts for the shares of a foreign-based company traded on a U.S. stock exchange.

The Fund seeks capital appreciation.  The investment objective of the Fund is nonfundamental and may be changed by Board without shareholder approval.

Additional Information Regarding Principal Investment Strategies

Under normal market conditions, the Fund primarily invests in equity securities of domestic companies with large and mid-sized market capitalizations.  The Advisor defines (1) companies with large market capitalizations as those companies with market capitalizations of $5 billion and over and (2) companies with mid-sized market capitalizations as those companies with market capitalizations of at least $1 billion but not more than $5 billion.  The Fund may also invest in foreign securities and equity securities of domestic companies with small market capitalizations (defined by the Advisor as those companies with market capitalizations of less than $1 billion).

The Fund may invest in domestic fixed-income securities, including corporate debt securities, variable rate instruments, commercial paper and U nited S tates Government securities.  The Fund’s investments in fixed-income securities primarily will be investment grade at the time of purchase, meaning that they will then be rated by a nationally recognized statistical rating organization (for example, Moody’s Investors Service or Standard & Poor’s) as Baa or BBB (or the equivalent) or better or the Advisor will have determined them to be of comparable quality.

The Advisor’s Process.  The Advisor seeks to generate superior long-term capital appreciation through a focused portfolio of companies that the Advisor believes to have dynamic businesses with leading and defensible market positions .  The management philosophy of the Advisor emphasizes specific security selection rather than asset allocation.  As a result, the Fund’s investments may be focused in one or more industries from time to time.

The Advisor considers both microeconomic and macroeconomic factors to identify and purchase securities.  The Advisor looks for investments that it believes to offer favorable asymmetric expected-return profiles over a three-year period and which possess catalysts to unlock value .  In the investment process, the Advisor generates and monitors a deep pool of investment ideas through screens, watch lists, and investor and analyst networks.  Ideas that are identified as promising are subjected to more rigorous examination.

The Advisor conducts proprietary fundamental research to develop an understanding of a business and its position within its industry.  In this process, the Advisor analyzes company filings and communicates with company management and industry analysts.  The Advisor creates financial models that consider multiple scenarios, including a reasonable worst case.  Potential return is assessed based on discounted cash flows and appropriate valuation metrics, and an entry price is determined based on perceived upside potential and downside risk.

Fund holdings are continuously monitored for signs that the initial investment thesis is flawed or has changed.   The Advisor will consider selling a security if actual performances deviates from expectations, management changes or industry fundamentals deteriorate .  If it is determined that the initial reason for investment is no longer valid, the Advisor may sell the holding.  A Fund holding may also be sold if the valuation exceeds a target , if valuation appears inconsistent with industry comparables or if other investments with higher expected returns become available.

Temporary Defensive Position. In order to respond to adverse market, economic, political or other conditions, the Fund may assume a temporary defensive position that is inconsistent with its principal investment objective or strategy and may invest without limit in cash and prime-quality cash equivalents, such as prime commercial paper and other money market instruments.  A temporary defensive position, taken at the wrong time, may have an adverse impact on the Fund’s performance.  The Fund may be unable to achieve its investment objective during the employment of a temporary defensive measure.

5

Additional Information Regarding Principal Risk Factors

General Market Risk. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  In general, stock values are affected by activities specific to the company issuing securities, as well as general market, economic and political conditions.  The NAV of the Fund, and your investment return, will fluctuate based upon changes in the value of the Fund’s portfolio securities.  The market value of securities in which the Fund invests is based upon the market’s perception of value and is not necessarily an objective measure of the securities’ value.  The Fund is not by itself a complete or balanced investment program, and there is no assurance that the Fund will achieve its investment objective.  You could lose money on your investment in the Fund, and the Fund could underperform other investments.  The principal risks of an investment in the Fund include:

•	The market may not recognize what the Advisor believes to be the true value or growth potential of the securities held by the Fund;

•	Value securities may fall out of favor with the market, or may react differently to market, political and economic developments than other types of securities and the market as a whole;

•	The market may experience declines in general, or a decline in investor demand for the securities held by the Fund may adversely affect the value of the securities held;

•	The earnings of the companies in which the Fund invests may not continue to grow at expected rates, thus causing the price of the underlying securities to decline; and

•	The Advisor’s strategy may fail to produce the intended results.

Market Events Risk.  It is important that investors closely review and understand the risks of investing in the Fund.  Unprecedented recent turbulence in the financial markets and reduced liquidity in equity, credit and fixed-income markets may negatively affect issuers worldwide, which may have an adverse effect on the Fund.

Equity Risk.   Stock prices may fall over a short period or extended periods of time.   The value of the Fund’s portfolio holdings may decline in price because of changes in prices of its holdings or a broad capital market decline.  These fluctuations could be a sustained trend or a drastic movement.  The capital markets generally move in cycles, with periods of rising prices followed by periods of declining prices.  The value of your investment may reflect these fluctuations.

Foreign Investments Risk.  The Fund may invest in securities that are not traded in the United States when market conditions or investment opportunities arise that, in the Advisor’s judgment, warrant such investment.  Investments in the securities of foreign issuers may involve risks in addition to those normally associated with investments in the securities of U.S. issuers.  All foreign investments are subject to risks of (1) foreign political and economic instability , (2) adverse movements in foreign exchange rates , (3) the imposition or tightening of exchange controls or other limitations on repatriation of foreign capital and (4) changes in foreign governmental attitudes towards private investment, including potential nationalization, increased taxation or confiscation of assets.

Interest Rate Risk.  The Fund may be subject to the risk that the market value of fixed-income securities that it holds will decline due to rising interest rates.  When interest rates rise, the prices of most fixed-income securities decline.  The price of fixed-income securities is also affected by their maturity.  Fixed-income securities with longer maturities generally have greater sensitivity to changes in interest rates.

Credit Risk.   The Fund may lose money if the issuer of a bond or other fixed-income security fails to make timely payment of interest or principal or goes bankrupt.  Credit risk usually applies to most fixed-income securities, including bonds issued by a U.S. Government agency whose obligations are not backed by the full faith and credit of the U.S. Government.  A decline in an issuer’s credit rating also can cause the price of its bonds to go down.

6

Company Risk.  The NAV of the Fund may decrease in response to the activities and financial prospects of an individual company in the Fund’s portfolio, including but not limited to management turnover, changes in business operating model or structural changes to the individual company’s operating environment.  The value of an individual company may be more volatile than the market as a whole.

Sector/Industry Risk.  The Advisor intends to weight the Fund’s portfolio investments disproportionately in one or more particular sectors or industries.  As a result, the Fund may experience volatility to greater market risk and potential losses than if its assets were more broadly diversified, as any negative development, such as an adverse economic, political or regulatory event in an industry or sector in which Fund assets are over-weighted, will have a greater impact on the Fund than on funds whose investments are invested in a broader range of sectors or industries.

Small-Capitalization and Mid-Capitalization Company Risk.  To the extent that the Fund invests in companies with market capitalizations smaller than large capitalization companies (e.g., less than $5 billion), an investment in the Fund may be accompanied by the following additional risks:

•	Analysts and other investors typically follow these companies less actively, and, therefore, information about these companies is not always readily available;

•
Securities of these companies are often traded on over-the-counter markets or on a regional securities exchange, potentially making them thinly traded, less liquid and more subject to price volatility than the securities of large   capitalization companies;

•	Changes in the value of smaller company securities may not mirror the fluctuations of the capital markets in general;

•	The price of smaller companies may decline more in response to selling pressure; and

•	More limited product lines, markets and financial resources may make companies with smaller market capitalizations more susceptible to economic or market setbacks.

For these and other reasons, the prices of small and mid-capitalization companies’ securities may fluctuate more significantly than the securities of larger capitalization companies.  The smaller the company, the greater effect these risks may have on that company’s operations and performance.  As a result, an investment in the Fund may exhibit a higher degree of volatility than the general domestic securities markets, depending on the extent of the Fund’s investments in securities of companies having other than large market capitalizations.

Liquidity Risk.  From time to time, certain securities held by the Fund may have limited marketability and may be difficult to sell at favorable times or prices.  As a result , the Fund may have to hold these securities longer than it would like and may forego other investment opportunities.  There is a possibility that the Fund may lose money or be prevented from realizing capital gains if it cannot sell a security at a particular time and price.  In addition, under these circumstances, the Fund may experience difficulty in satisfying redemption requests within the time periods stated in the “Selling Shares” section of this Prospectus.

ADR Risk.   ADRs may be subject to some of the same risks as direct investment in foreign companies, as noted in “Foreign Investments Risk.”  In addition, ADRs may not track the price of the underlying securities perfectly.   ADRs may also involve additional risks relating to political, economic or regulatory conditions in foreign countries.  These risks include fluctuations in foreign currencies.  The securities underlying ADRs are typically denominated (or quoted) in a currency other than U.S. dollars.  In addition, the securities underlying ADRs trade on foreign exchanges at times when the U.S. markets are not open for trading.  As a result, the value of ADRs representing those underlying securities may change materially at times when the U.S. markets are not open for trading.

7

Who May Want to Invest in the Fund

The Fund may be appropriate for you if you:

•	Are willing to tolerate significant changes in the value of your investment
•	Are pursuing a longer term investment goal
•	Are willing to accept moderate short-term risk

The Fund may not be appropriate for you if you:

•	Want an investment that pursues market trends or focuses only on particular sectors or industries
•	Need regular income or stability of principal
•	Are pursuing a shorter term goal or investing emergency reserves

8

Management

The Fund is a series of Forum Funds (the “Trust”), a registered open-end, management investment company (mutual fund).  The business of the Trust and the Fund is managed under the oversight of the Board.  The Board oversees the Fund and meets periodically to review the Fund’s performance, to monitor investment activities and practices and to discuss other matters affecting the Fund.  Additional information regarding the Board and the Trust’s executive officers, may be found in the Fund’s Statement of Additional Information ( the “SAI”) , which is available from the Fund’s website at www.TheBeeHiveFund.com .

Investment Advisor

The Fund’s investment advisor is Spears Abacus Advisors LLC, 147 East 48th Street, New York, New York 10017.  The Advisor is an independent investment advisory firm registered with the Securities and Exchange Commission (the “SEC”) that currently manages assets for individuals and select institutions .  The Advisor has provided investment advisory services to clients since 2007.  As of March 31, 201 1 , the Advisor had approximately $ 969 million in assets under management.

Subject to the general oversight of the Board, the Advisor makes investment decisions for the Fund.  The Advisor receive d advisory fee s from the Fund equal to 0.75% of the Fund’s average daily net assets for the fiscal year ended December 31, 2010 .

A discussion summarizing the basis of the Board’s approval of the investment advisory agreement between the Fund and the Advisor is included in the Fund’s annual report for the year ended December 31, 20 1 0.

Portfolio Managers

William G. Spears and Robert M. Raich, each a principal of the Advisor and a member of the investment team, co-manage the Fund’s portfolio.  Messrs. Spears and Raich are jointly responsible for securities selection in the Fund and perform all aspects of the Fund’s management.

William G. Spears, CFA, is a founding principal of the Advisor.  Since establishing the Advisor in 2007, Mr. Spears has served as Chief Executive Officer.  Prior to forming the Advisor, Mr. Spears was a founding member of Spears, Grisanti & Brown, LLC, an advisory firm currently known as Grisanti Brown & Partners LLC, where he served as a portfolio manager for client portfolios from 1999 until 2007.

Robert M. Raich, CPA, is a founding principal of the Advisor.  Since establishing the Advisor in 2007, Mr. Raich has served as President.  Mr. Raich has served as President and Chief Investment Officer of Abacus & Associates Inc. since 2002.

The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by the portfolio managers and their ownership of Fund securities.

Other Service Providers

Atlantic Fund Administration, LLC (d/b/a Atlantic Fund Services) (“Atlantic”) provides certain administration, portfolio accounting and transfer agency services to the Fund and the Trust and supplies certain officers to the Trust, including a Principal Executive Officer, a Principal Financial Officer, a Chief Compliance Officer and an Anti-Money Laundering Compliance Officer, as well as additional compliance support personnel.

Foreside Fund Services, LLC, the Trust’s principal underwriter (the “Distributor”), acts as the Trust’s distributor in connection with the offering of the Fund’s shares.  The Distributor may enter into arrangements with banks, broker-dealers and other financial intermediaries through which investors may purchase or redeem shares.  The Distributor is not affiliated with the Advisor or with Atlantic or their affiliates.

9

Fund Expenses

The Fund is charged for those expenses that are directly attributable to it, while other expenses are allocated proportionately among the Fund and the other series of the Trust based upon methods approved by the Board.  Expenses that are directly attributable to a specific class of shares, such as distribution fees and shareholder servicing fees, are charged directly to that class.  Certain service providers may reduce all or any portion of their fees and may reimburse certain expenses of the Fund.  Any fee reduction or expense reimbursement may be recouped by the service provider for up to three subsequent fiscal years as long as the recoupment does not cause the Net Annual Fund Operating Expenses of a class to exceed the percentage limit contractually agreed.  Any agreement to reduce fees or to reimburse expenses increases the investment performance of the Fund and its applicable share classes for the period during which the waiver or reimbursement is in effect.

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Your Account

How to Contact the Fund

E-mail us at:
BeeHiveFund.ta@atlanticfundservices.com

Telephone us at:
(866) 684-4915 (toll free)

Write to us at:
The BeeHive Fund
P.O. Box 588
Portland, Maine 04112

Overnight address:
The BeeHive Fund
c/o Atlantic Fund Services
Three Canal Plaza, Ground Floor
Portland, Maine 04101

Wire investments (or ACH payments):
Please contact the transfer agent at (866) 684-4915 (toll free) to obtain the ABA routing number and the account number for the Fund.

General Information

You may purchase or sell (redeem) shares of the Fund on any day that the New York Stock Exchange (“NYSE”) is open for business.  Under unusual circumstances, such as in the case of an emergency, the Fund may calculate its NAV and accept and process shareholder orders when the NYSE is closed.

You may purchase or sell shares of the Fund at the next NAV calculated (normally 4:00 p.m., Eastern Time) after the transfer agent or your approved broker-dealer or other financial intermediary (“Financial Intermediary”) receives your request in good order.  “Good order” means that you have provided sufficient information necessary to process your request as outlined in this Prospectus, including any required signatures, documents, payment and Medallion Signature Guarantees.  All requests to purchase or sell Fund shares received in good order prior to the Fund’s close will receive that day’s NAV.  Requests received in good order after the Fund’s close or on a day when the Fund does not value its shares will be processed on the next business day and will receive the next subsequent NAV.  The Fund cannot accept orders that request a particular day or price for the transaction or any other special conditions.

The Fund does not issue share certificates.

If you purchase shares directly from the Fund, you will receive a confirmation of each transaction and quarterly statements from the Fund detailing Fund balances and all transactions completed during the prior quarter.  Automatic reinvestments of distributions and systematic investments and withdrawals may be confirmed only by quarterly statement.  You should verify the accuracy of all transactions in your account as soon as you receive your confirmations and quarterly statements.

The Fund may temporarily suspend or discontinue any service or privilege, including systematic investments and withdrawals, wire redemption privileges and telephone or internet redemption privileges, if applicable.  The Fund reserves the right to refuse any purchase request, including but not limited to requests that could adversely affect the Fund or its operations.

When and How NAV is Determined.   The Fund calculates its NAV as of the close of trading on the NYSE (normally 4:00 p.m., Eastern Time) on each weekday except days when the NYSE is closed.  The NYSE is open every weekday, Monday through Friday, except on the following holidays: New Year’s Day, Martin Luther King, Jr. Day (the third Monday in January), President’s Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), Independence Day, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day.  NYSE holiday schedules are subject to change without notice.  The NYSE may close early on the day before each of these holidays and the day after Thanksgiving Day.  To the extent that the Fund’s portfolio securities trade in markets on days when the Fund is not open for business, the value of the Fund’s assets may vary on those days.  In addition, trading in certain portfolio securities may not occur on days that the Fund is open for business as markets or exchanges other than the NYSE may be closed.

The NAV of the Fund is determined by taking the market value of the total assets of the class, subtracting the liabilities of the class, and then dividing the result (net assets) by the number of outstanding shares of the Fund class.  Since the Fund invests in securities that may trade on foreign securities markets on days other than a Fund business day, the value of the Fund’s portfolio may change on days on which shareholders will not be able to purchase or redeem the Fund’s shares.

The Fund values securities for which market quotations are readily available, including certain open-end investment companies, at current market value, except for certain short-term securities which are valued at amortized cost.  Securities for which market quotations are readily available are valued using the last reported sales price provided by independent pricing services as of the close of trading on the NYSE on each Fund business day.  In the absence of sales, such securities are valued at the mean of the last bid and asked price.  Non-exchange traded securities for which quotations are readily available are generally

11

valued at the mean between the current bid and asked price.  Investments in other open-end registered investment companies are valued at their NAV.

Market quotations may not be readily available or may be unreliable if, among other things, (1) the exchange on which a Fund portfolio security is principally traded closes early, (2) trading in a portfolio security was halted during the day and did not resume prior to the time that the Fund calculates its NAV, or (3) events occur after the close of the securities markets on which the Fund’s portfolio securities primarily trade but before the time that the Fund calculates its NAV.

If market prices are not readily available or the Fund reasonably believes that they are unreliable, such as in the case of a security value that has been materially affected by events occurring after the relevant market closes, the Fund is required to value such securities at fair value as determined in good faith using procedures approved by the Board.  The Board has delegated day-to-day responsibility for fair value determinations to a Valuation Committee, members of whom are appointed by the Board.  Fair valuation may be based on subjective factors, and, as a result, the fair value price of a security may differ from the security’s market price and may not be the price that the security may be sold.  Fair valuation could result in a different NAV than a NAV determined by using market quotes.

The Fund’s investments in foreign securities are more likely to require a fair value determination than domestic securities because circumstances may arise between the close of the market on which the securities trade and the time that the Fund values its portfolio securities.  In determining fair value prices of foreign securities, the Fund may consider the performance of securities on their primary exchanges, foreign currency appreciation/depreciation, securities market movements in the U.S. or other relevant information as related to the securities.

Securities of smaller companies are also more likely to require a fair value determination because they may be thinly traded and less liquid than securities of larger companies.

Transactions Through Financial Intermediaries.  The Fund has authorized certain Financial Intermediaries, including the designees of such entities, to accept purchase, redemption and exchange orders on the Fund’s behalf.  If you invest through a Financial Intermediary, the policies and fees of the Financial Intermediary may be different than the policies and fees if you had invested directly in the Fund.  Among other things, Financial Intermediaries may charge transaction fees and may set different minimum investment restrictions or limitations on buying or selling Fund shares.  You should consult your broker or other representative of your Financial Intermediary for more information.

All orders to purchase or sell shares are processed as of the next NAV calculated after the order has been received in good order by a Financial Intermediary.  Orders are accepted until the close of trading on the NYSE every business day (normally 4:00 p.m., Eastern Time) and are processed the same day at that day’s NAV.  To ensure that this occurs, the Financial Intermediaries are responsible for transmitting all orders to the Fund in compliance with their contractual deadlines.

Payments to Financial Intermediaries.   The Fund and its affiliates (at their own expense) may pay compensation to Financial Intermediaries for shareholder-related services and, if applicable, distribution-related services, including administrative, recordkeeping and shareholder communication services.  For example, compensation may be paid to make Fund shares available to sales representatives and/or customers of a fund supermarket platform or a similar program sponsor or for services provided in connection with such fund supermarket platforms and programs.

The amount of compensation paid to different Financial Intermediaries may vary.  The compensation paid to a Financial Intermediary may be based on a variety of factors, including average assets under management in accounts distributed and/or serviced by the Financial Intermediary, gross sales by the Financial Intermediary and/or the number of accounts serviced by the Financial Intermediary that invest in the Fund.

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The Advisor or another Fund affiliate, out of its own resources, may provide additional compensation to Financial Intermediaries.  Such compensation is sometimes referred to as “revenue sharing.”  Compensation received by a Financial Intermediary from the Advisor or another Fund affiliate may include payments for shareholder servicing, marketing and/or training expenses incurred by the Financial Intermediary, including expenses incurred by the Financial Intermediary in educating its salespersons with respect to Fund shares.  For example, such compensation may include reimbursements for expenses incurred in attending educational seminars regarding the Fund, including travel and lodging expenses.  It may also cover costs incurred by Financial Intermediaries in connection with their efforts to sell Fund shares, including costs incurred for compensating registered sales representatives and preparing, printing and distributing sales literature.

Any compensation received by a Financial Intermediary, whether from the Fund or its affiliate(s), and the prospect of receiving such compensation may provide the Financial Intermediary with an incentive to recommend the shares of the Fund, or a certain class of shares of the Fund, over other potential investments.  Similarly, the compensation may cause Financial Intermediaries to elevate the prominence of the Fund within its organization by, for example, placing it on a list of preferred funds.

Anti-Money Laundering Program.   Customer identification and verification are part of the Fund’s overall obligation to deter money laundering under federal law.  The Trust’s Anti-Money Laundering Program is designed to prevent the Fund from being used for money laundering or the financing of terrorist activities.  In this regard, the Fund reserves the right, to the extent permitted by law, (1) to refuse, cancel or rescind any purchase order or (2) to freeze any account and/or suspend account services.  These actions will be taken when, at the sole discretion of Trust management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authorities or applicable law.  If your account is closed at the request of governmental or law enforcement authorities, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

Disclosure of Portfolio Holdings.  A description of the Fund’s policies and procedures with respect to the disclosure of portfolio securities is available in the SAI , which is available from the Fund’s website at www.TheBeeHiveFund.com .

Buying Shares

How to Make Payments.   Unless purchased through a Financial Intermediary, all investments must be made by check, ACH or wire.  All checks must be payable in U.S. dollars and drawn on U.S. financial institutions.  In the absence of the granting of an exception consistent with the Trust’s Anti-Money Laundering Program adopted on behalf of the Fund, the Fund does not accept purchases made by credit card check, starter check, checks with more than one endorsement (unless the check is payable to all endorsees), cash or cash equivalents (for instance, you may not pay by money order, cashier’s check, bank draft or traveler’s check).  The Fund and the Advisor also reserve the right to accept in kind contributions of securities in exchange for shares of the Fund.

Checks.  Checks must be made payable to The BeeHive Fund.  For individual, sole proprietorship, joint, Uniform Gift to Minors Act (“UGMA”) and Uniform Transfer to Minors Act (“UTMA”) accounts, checks may be made payable to one or more owners of the account and endorsed to The BeeHive Fund.  A $20 charge may be imposed on returned checks.

ACH. ACH refers to the Automated Clearing House system maintained by the Federal Reserve Bank, which allows banks to process checks, transfer funds and perform other tasks.  Your financial institution may charge you a fee for this service.

Wires.  You may instruct a financial institution with whom you have an account to make a f ederal f unds wire payment to the Fund .  Your financial institution may charge you a fee for this service.

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Minimum Investments.  The Fund accepts investments in the following minimum amounts:

	Minimum Initial Investment	Minimum Additional Investment
Standard Accounts	$2 ,5 00	$500
Retirement Accounts	$2 ,5 00	$500

If deemed appropriate by the Trust ’s officers, the Fund reserves the right to waive investment minimum requirements.

Registered investment advisors and financial planners may be permitted to aggregate the value of Traditional or Roth IRA.

Account Requirements

Type of Account	Requirement
Individual, Sole Proprietorship and Joint Accounts Individual accounts and sole proprietorship accounts are owned by one person. Joint accounts have two or more owners (tenants).	• Instructions must be signed by all persons named as account owners exactly as their names appear on the account.
Gifts or Transfers to a Minor (UGMA, UTMA) These custodial accounts provide a way to give money to a child and may have tax benefits.	• Depending on state laws, you may set up a custodial account under UGMA or UTMA. • The custodian must sign in a manner indicating custodial capacity.
Corporations/Other
• The entity should submit a certified copy of its articles of incorporation (or a government-issued business license or other document that reflects the existence of the entity) and corporate resolutions or a secretary’s certificate.

Trusts	• The trust must be established before an account may be opened. • The trust should provide the first and signature pages from the trust document identifying the trustees.

Account Application and Customer Identity Verification.   To help the government fight the funding of terrorism and money laundering activities, federal law requires financial institutions to obtain, verify and record information that identifies each person who opens an account.

When you open an account, the Fund will ask for your first and last name, tax identification number, physical street address, date of birth and other information or documents that will allow the Fund to identify you.  If you do not supply the required information, the Fund will attempt to contact you or, if applicable, your financial advisor.  If the Fund cannot obtain the required information within a timeframe established in its sole discretion, your application will be rejected.

When your application is in good order and includes all required information, your order will normally be processed at the NAV next calculated after receipt of your application and investment amount.  Once your

14

application is accepted, the Fund will attempt to verify your identity using the information you have supplied and other information about you that is available from third parties, including information available in public and private databases, such as consumer reports from credit reporting agencies.

The Fund will try to verify your identity within a timeframe established in its sole discretion.  If the Fund cannot do so, the Fund reserves the right to redeem your investment at the next NAV calculated after the Fund decides to close your account.  If your account is closed, you may be subject to a gain or loss on Fund shares.  You will be subject to any related taxes and will not be able to recoup any redemption fees assessed, if applicable.  If the Fund has not yet collected payment for the shares being sold, it may delay sending redemption proceeds until such payment is collected, which may be up to 15 calendar days.

Policy on Prohibition of Foreign Shareholders.   The Fund requires that all shareholders be U.S. persons or U.S. resident aliens with a valid U.S. tax identification number (or who can show proof of having applied for a U.S. tax identification number and commit to provide a valid U.S. tax identification number within 60 days) in order to open an account with the Fund.

Investment Procedures

How to Open an Account	How to Add to Your Account
Through a Financial Intermediary • Contact your Financial Intermediary using the method that is most convenient for you.	Through a Financial Intermediary • Contact your Financial Intermediary using the method that is most convenient for you.
By Check
• Call or write us, or visit www.TheBeeHiveFund.com, for an account application.
• Complete the application (and other required documents, if applicable).
• Mail us your original application (and other required documents, if applicable) and a check.
By Check • Fill out an investment slip from a confirmation or write us a letter. • Write your account number on your check. • Mail us the slip or your letter and the check.
By Wire
• Call or write us, or visit www.TheBeeHiveFund.com, for an account application.
• Complete the application (and other required documents, if applicable).
• Call us to fax the completed application (and other required documents, if applicable), and we will assign you an account number.
• Mail us your original application (and other required documents, if applicable).
• Instruct your U.S. financial institution to wire money to us.
By Wire • Instruct your U.S. financial institution to wire money to us.

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How to Open an Account	How to Add to Your Account
By ACH Payment
• Call or write us, or visit www.TheBeeHiveFund.com, for an account application.
• Complete the application (and other required documents, if applicable).
• Call us to fax the completed application (and other required documents, if applicable), and we will assign you an account number.
• Mail us your original application (and other required documents, if applicable).
• We will electronically debit your purchase proceeds from the U.S. financial institution identified on your account application.
• ACH purchases are limited to $25,000 per day.

 By ACH Payment
• Call to request a purchase by ACH payment.
• We will electronically debit your purchase proceeds from the U.S. financial institution account identified on your account application.
• ACH purchases are limited to $25,000 per day.

Systematic Investments.  You may establish a systematic investment plan to automatically invest a specific amount of money (up to $25,000 per day) into your account on a specified day and frequency not to exceed two investments per month.  Payments for systematic investments are automatically debited from your designated savings or checking account via ACH.  Systematic investments must be for at least $1,000 per occurrence.   If you wish to enroll in the systematic investment plan, complete the appropriate section on the account application.  Your signed account application must be received at least three business days prior to the initial transaction.  The Fund may terminate or modify this privilege at any time.  You may terminate your participation in a systematic investment plan by notifying the Fund sufficiently in advance of the next withdrawal.

A systematic investment plan is a method of using dollar cost averaging as an investment strategy that involves investing a fixed amount of money at regular time intervals.  However, a program of regular investment cannot ensure a profit or protect against a loss as a result of declining markets.  By continually investing the same amount, you will be purchasing more shares when the price is lower and fewer shares when the price is higher.  Please call (866) 684-4915 (toll free) for additional information regarding systematic investment plans.

Limitation on Frequent Purchases.   Frequent trading by a Fund’s shareholders poses risks to other shareholders in the Fund, including (1) the reduction of the Fund’s NAV, (2) an increase in the Fund’s expenses and (3) interference with the Advisor’s ability to execute efficient investment strategies.  Because the Fund invests primarily in equity securities of domestic companies with long-term growth characteristics, its portfolio generally has not been attractive to frequent traders or susceptible to market timing.  Accordingly, the Board has adopted a policy of not monitoring for frequent purchases and redemptions of the Fund shares.

Canceled or Failed Payments.  The Fund accepts checks and ACH transfers at full value, subject to collection.  If the Fund does not receive your payment for shares or you pay with a check or ACH transfer that does not clear, your purchase will be canceled within two business days of notification from your bank that your funds did not clear.   You will be responsible for any actual losses or expenses incurred by the Fund or the transfer agent, and the Fund may redeem shares that you own in the account (or another identically registered account that you maintain with the transfer agent) as reimbursement.   The Fund and its agents have the right to reject or cancel any purchase due to nonpayment.

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Selling Shares

The Fund processes redemption orders received in good order at the next calculated NAV.  The right of redemption may not be suspended, except for any period during which:  (1) the NYSE is closed (other than customary weekend and holiday closings) or the SEC   determines that trading thereon is restricted; (2) an emergency (as determined by the SEC) exists in which disposal by the Fund of its securities is not reasonably practicable or in which it is not reasonably practicable for the Fund to determine fairly the value of its net assets or (3) the SEC has entered a suspension order permit for the protection of the shareholders of the Fund.

If the Fund has not yet collected for the shares being sold, it may delay sending redemption proceeds until payment is collected, which may be up to 15 calendar days.

How to Sell Shares from Your Account
Through a Financial Intermediary
•   If you purchased shares through your Financial Intermediary, your redemption order must be placed through the same Financial Intermediary.
•   Contact your Financial Intermediary using the method that is most convenient for you.

By Mail
• Prepare a written request including:
   • Your name(s) and signature(s)
   •  Your account number
   •  The Fund name
   •  The dollar amount or number of shares that you want to sell
   •  How and where to send the redemption proceeds
   •   A signature guarantee (if required)
   •   O ther documentation (if required)
• Mail us your request and documentation .

By Telephone
                        • Call us with your request , unless you declined telephone redemption privileges on your account application .
• Provide the following information:
           • Your account number
           • The exact name(s) in which the account is registered
           • An additional form of identification
• Redemption proceeds will be mailed to you by check or electronically credited to your account at the U.S. financial institution identified on your account application.

By Systematic Withdrawal
• Complete the systematic withdrawal section of the application ,
• Attach a voided check to your application ,
• Mail us your completed application .
• Redemption proceeds will be mailed to you by check or electronically credited to your account at the U.S. financial institution identified on your account application.

Wire Redemption Privileges.  You may redeem your shares by wire unless you declined wire redemption privileges on your account application.  The minimum amount that may be redeemed by wire is $5,000.

Telephone Redemption Privileges.  You may redeem your shares by telephone , unless you declined telephone redemption privileges on your account application.  You may be responsible for an unauthorized telephone redemption order as long as the transfer agent takes reasonable measures to verify that the order is genuine.  Telephone redemption orders may be difficult to complete during periods of significant

17

economic or market activity.  If you are not able to reach the Fund by telephone, you may mail us your redemption order.

Systematic Withdrawals.  You may establish a systematic withdrawal plan to automatically redeem a specifi c amount of money or shares from your account on a specified day and frequency not to exceed one withdrawal per month.   P ayments for systematic withdrawals are sent by check to your address of record or, if you so designate, to your bank account by ACH payment.   To establish a systematic withdrawal plan, complete the systematic withdrawal section of the account application.  The plan may be terminated or modified by a shareholder or the Fund at any time without charge or penalty.  You may terminate your participation in a systematic withdrawal plan at any time by contacting the Fund sufficiently in advance of the next withdrawal.

A withdrawal under a systematic withdrawal plan involves a redemption of Fund shares and may result in a gain or loss for federal income tax purposes.  In addition, if the amount withdrawn exceeds the amounts credited to your account, the account ultimately may be depleted.  Please call (866) 684-4915 (toll free) for additional information regarding systematic withdrawal plans.

Signature Guarantee Requirements.  To protect you and the Fund against fraud, signatures on certain requests must have a Medallion Signature Guarantee.  A Medallion Signature Guarantee verifies the authenticity of your signature.  You may obtain a Medallion Signature Guarantee from most banking institutions or securities brokers but not from a notary public.  The transfer agent will require written instructions signed by all registered shareholders with a Medallion Signature Guarantee for each shareholder, for any of the following:

•	Written requests to redeem $100,000 or more

•	Changes to a shareholder’s record name or account registration

•	Paying redemption proceeds from an account for which the address has changed within the last 30 days

•	Sending redemption and distribution proceeds to any person, address or financial institution account not on record

•	Sending redemption and distribution proceeds to an account with a different registration (name or ownership) from your account

•	Adding or changing ACH or wire instructions, the telephone redemption option or any other election in connection with your account.

The transfer agent reserves the right to require Medallion Signature Guarantees on all redemptions.

Small Account Balances .   If the value of your account falls below the minimum account balances listed below , the Fund may ask you to increase your balance.   If after 60 days, the account value is still below the minimum balance , the Fund may close your account and send you the proceeds.   The Fund will not close your account if it falls below these amounts solely as a result of Fund performance.

Minimum Balance
Standard Accounts	$ 2,500
Retirement Accounts	$ 2,500

Redemptions In Kind.   Pursuant to an election filed with the SEC, the Fund reserves the right to pay redemption proceeds in portfolio securities rather than in cash.  To the extent that the shareholder redeems shares in this manner, the shareholder assumes the risk of a subsequent change in the market value of those securities, the cost of liquidating the securities and the possibility of a lack of a liquid market for those securities.  In addition, the shareholder will bear any brokerage and related costs in disposing of or selling the portfolio securities it receives from the Fund.  Please see the SAI for more details on redemptions in kind.

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Lost Accounts.   The transfer agent will consider your account lost if correspondence to your address of record is returned as undeliverable on two consecutive occasions, unless the transfer agent determines your new address.  When an account is lost, all distributions on the account will be reinvested in additional Fund shares.  In addition, the amount of any outstanding check (unpaid for six months or more) and checks that have been returned to the transfer agent may be reinvested at the then-current NAV, and the checks will be canceled.  However, checks will not be reinvested into accounts with a zero balance but will be held in a different account.  Any of your unclaimed property may be transferred to the state of your last known address if no activity occurs in your account within the time period specified by that state’s law.

Rule 12b-1 and Other Service Fees.   The Trust has adopted a Rule 12b-1 plan under which the Fund pays the Distributor a fee up to 0.25% of the average daily net assets for distribution services and/or the servicing of shareholder accounts.  Because the Fund pays distribution fees on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.  The Distributor may pay any fee received under the Rule 12b-1 plan to the Advisor or other Financial Intermediaries that provide distribution and shareholder services to the Fund.  The Fund has waived payments under its Rule 12b-1 plan until further notice and has not paid any distribution fees to date.  The Fund may remove the waiver and make payments under the Rule 12b-1 plan at any time, subject to Board approval.

In addition to paying fees under the Rule 12b-1 plan, the Fund may pay service fees to Financial Intermediaries for administration, recordkeeping and other shareholder services associated with shareholders whose shares are held of record in omnibus, other group accounts or accounts traded through registered securities clearing agents.

Retirement Accounts

You may invest in Fund shares through an IRA account, including traditional and Roth IRAs, also known as “ Q ualified R etirement A ccounts.”  The Fund may also be appropriate for other retirement plans.  Before investing in any IRA or other retirement plan, you should consult your tax advisor.   W heneve r making an inve stme nt in an IRA, be sure to indicate the year for which the contribution is attributed .

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Other Information

Distributions and Dividend Reinvestments

The Fund declares distributions from net investment income and pays those distributions annually.  Any net capital gain realized by the Fund will be distributed at least annually.

Most investors have their income dividends and capital gain distributions (each a “distribution”) reinvested in additional shares of the Fund.  If you choose this option, or if you do not indicate any choice, your distributions will be reinvested.  Alternatively, you may choose to have your distributions of $10 or more sent directly to your bank account or paid to you by check.  However, if a distribution is less than $10, your proceeds will be reinvested.  If five or more of your distribution checks remain uncashed after 180 days, all subsequent distributions may be reinvested.  For federal income tax purposes, distributions from non-qualified retirement accounts are treated the same whether they are received in cash or reinvested.

Taxes

The Fund generally intends to operate in a manner such that it will not be liable for federal income or excise taxes.

The Fund’s distributions of net investment income and net short-term capital gain are taxable to you as ordinary income.  The Fund’s distributions of net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss), if any, are taxable to you as long-term capital gain, regardless of how long you have held your shares.  Distributions may also be subject to state and local income taxes.  Some Fund distributions may also include a nontaxable return of capital.  Return of capital distributions reduce your tax basis in your Fund shares and are treated as a gain from the sale of the shares to the extent they exceed your basis.

A portion of the Fund’s distributions may be treated as “qualified dividend income,” taxable to individuals at a maximum federal income tax of 15% (0% for individuals in lower tax brackets) through 2012.  A distribution is treated as qualified dividend income to the extent that the Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that holding period and other requirements are met.

A distribution reduces the NAV of the Fund’s shares by the amount of the distribution.  If you purchase shares prior to a distribution, you are taxed on the distribution even though the distribution represents a partial return of your investment.

The sale (redemption) of Fund shares is generally taxable for federal income tax purposes.  You will recognize a gain or loss on the transaction equal to the difference, if any, between the amount of your net redemption proceeds and your tax basis in the Fund shares.  The gain or loss will be a capital gain or loss if you held your Fund shares as capital assets.  Any capital gain or loss will be treated as long-term capital gain or loss if you held the Fund shares for more than one year at the time of the redemption.  Any capital loss arising from the redemption of shares held for six months or less, however, will be treated as long-term capital loss to the extent of the amount of net capital gain distributions with respect to those shares.

The Fund will be required to withhold federal income tax at the rate of 28% on all distributions and redemption proceeds (regardless of the extent to which you realize gain or loss) otherwise payable to you (if you are an individual or certain other non-corporate shareholder) if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the Internal Revenue Service that you are subject to backup withholding.  Backup withholding is not an additional tax, and any amounts withheld may be credited against your federal income tax liability once you provide the required information or certification.

After December 31 of each year, the Fund will mail you reports containing information about the income tax classification of distributions paid during the year.  For further information about the tax effects of investing in the Fund, please see the SAI and consult your tax advisor.

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Organization

The Trust is a Delaware statutory trust, and the Fund is a series thereof .  The Fund does not expect to hold shareholders’ meetings unless required by f ederal or Delaware law.  Shareholders of each series of the Trust are entitled to vote at shareholders’ meetings unless a matter relates only to specific series (such as the approval of an advisory agreement for the Fund).  From time to time, large shareholders may control the Fund or the Trust.

21

Financial Highlights

The following table is intended to help you understand the Fund’s financial performance since the Fund’s inception.  These financial highlights reflect selected data for a share outstanding of the Fund throughout the period.  The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions.  Th is information has been audited by BBD, LLP, whose report, along with the Fund’s financial statements, is included in the annual report, which is available upon request.

These financial highlights reflect selected data for a share outstanding throughout each period.
	For the Years Ended December 31,		September 2, 2008 (a) through
	2010	2009	December 31, 2008

NET ASSET VALUE, Beginning of Period	$9.75	$7.44	$10.00
INVESTMENT OPERATIONS
Net investment income (b)	0.05	0.05	0.02
Net realized and unrealized gain (loss)	1.59	2.30	(2.56)
Total from Investment Operations	1.64	2.35	(2.54)
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(0.04)	(0.04)	(0.02)
Net realized gain	(0.21)	—	—
Total Distributions to Shareholders	(0.25)	(0.04)	(0.02)

NET ASSET VALUE, End of Period	$11.14	$9.75	$7.44
TOTAL RETURN	16.90%	31.59%	(25.45	)%(c)

RATIOS/SUPPLEMENTARY DATA

Net Assets at End of Period (000’s omitted)	$75,848	$42,195	$23,668
Ratios to Average Net Assets:
Net investment income	0.46%	0.55%	0.79	%(d)
Net expense	0.99%	1.00%	1.00	%(d)
Gross expense (e)	1.47%	1.88%	3.79	%(d)
PORTFOLIO TURNOVER RATE	43%	33%	7	%(c)

(a) Commencement of operations.
(b) Calculated based on average shares outstanding during each period.
(c) Not annualized.
(d) Annualized.
(e) Reflects the expense ratio excluding any waivers or reimbursements.

22

Annual and Semi-Annual Reports
Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders.  In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Statement of Additional Information
The SAI provides more detailed information about the Fund and is incorporated by reference into, and is legally part of, this Prospectus.

Contacting the Fund
You may obtain free copies of the annual and semi-annual reports and the SAI, request other information and discuss your questions about the Fund by contacting the Fund at:

The BeeHive Fund c/o Atlantic Fund Services
P.O. Box 588
Portland, Maine 04112
(866) 684-4915 (toll free)

The Fund’s Prospectus, SAI and annual and semi-annual reports ,   as well as a description of the policies and procedures with respect to the disclosure of the Fund’s portfolio securities are also available, without charge, on the Fund’s website at www.TheBeeHiveFund.com.

Securities and Exchange Commission Information
You may also review and copy the Fund’s annual and semi-annual reports, the SAI and other information about the Fund at the Public Reference Room of the SEC.  The scheduled hours of operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090.  You may request copies of the information, for a duplication fee, by emailing or writing to:

Public Reference Section
Securities and Exchange Commission
Washington, D.C. 20549- 1520
Email address: publicinfo@sec.gov

Fund information, including copies of the annual and semi-annual reports and the SAI, is available on the EDGAR database and the SEC’s website at www.sec.gov .

Distributor
Foreside Fund Services, LLC
http://www.foreside.com/

Investment Company Act File No. 811-3023

PROSPECTUS

May 1, 201 1

LOU HOLLAND GROWTH FUND

Investor Shares (LHGFX)
Institutional Shares (LHGIX)
A Shares (LHGAX)

The Securities and Exchange Commission has not approved or disapproved the Fund’s shares or determined whether this Prospectus is truthful or complete . Any representation to the contrary is a criminal offense.

SUMMARY SECTION

Investment Objective

The Lou Holland Growth Fund (the “Fund”) primarily seeks long-term growth of capital. The receipt of dividend income is a secondary consideration.

Fee and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund’s A Shares. More information about these and other discounts is available from your financial professional and in “Reduced Sales Charges – A Shares” on page 17 of the Prospectus.

Shareholder Fees (fees paid directly from your investment)	Investor Shares	Institutional Shares	A Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	None	None	5.75%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (as a percentage of the offering price)	None	None	None
Maximum Deferred Sales Charge (Load) Imposed on Redemptions (as a percentage of the offering price)	None	None	1.00%(1)
Redemption Fee (as a percentage of amount redeemed)	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.85%	0.85%	0.85%
Distribution and/or Service (12b-1) Fees	0.25%	0.00%	0.25%
Other Expenses	0.69%	1.06%	41.71%
Total Annual Fund Operating Expenses (2)	1.79%	1.91%	42.81%
Fee Waiver and/or Expense Reimbursements(3)	(0.44%)	(0.71%)	(41.41%)
Net Total Annual Fund Operating Expenses	1.35%	1.20%	1.40%

(1)  A CDSC of up to 1.00% of the purchase or sales price, whichever is less, is assessed on redemptions of A Shares that were part of a purchase of $1 million or more and that are liquidated in whole or in part within twelve months of purchase for the Fund.

(2)	Expense information has been restated to reflect the implementation of the Fund’s Rule 12b-1 plan for a complete fiscal year.

(3)
The Adviser has contractually agreed to reduce a portion of its fee and reimburse Fund expenses to limit Total Annual Fund Operating Expenses (excluding taxes, interest, portfolio transaction expenses and other extraordinary expenses) of Institutional Shares and A Shares to 1.20% and 1.40%, respectively, through May 1, 2012, and of Investor Shares to 1.35% through May 1, 2013 (the “Expense Cap”). The Expense Cap may be changed or eliminated with the consent of the Board of Trustees (the “Board”).

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Investor Shares	$137	$ 475	$ 885	$ 2,030
Institutional Shares	$122	$5 31	$9 66	$2, 1 7 5
A Shares	$709	$ 6,207	$8, 334	$9, 550
The Institutional Shares’ and A Shares ’ net expenses are used to calculate the costs of investing in Institutional Shares and A Shares for the first year only. The Investor Shares’ net expenses are used to calculate the costs of investing in Investor Shares for the first and second year.

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 18 % of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing primarily in common stocks of mid- to large-capitalization growth companies. In pursuing its investment objective, the Fund maintains a diversified portfolio of equity securities of companies that Holland Capital Management LLC (the “Adviser”) regards as high quality companies based on earnings growing faster than the general market, reasonable valuations, strong financial condition, strong management and superior industry positions. Equity securities include preferred stocks, convertible securities , rights and warrants. The Fund invests primarily in

U.S. companies. The Fund may invest up to 20% of its total assets in securities of foreign issuers that exhibit the growth characteristics mentioned above.

Principal Investment Risks

General Market Risk. The Fund’s net asset value (“NAV”) and investment return will fluctuate based upon changes in the value of its portfolio securities. You could lose money on your investment in the Fund or the Fund could underperform other investments. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Market Events Risk. It is important that investors closely review and understand the risks of investing in the Fund. Unprecedented turbulence in the financial markets and reduced liquidity in equity, credit and fixed-income markets may negatively affect issuers worldwide, which could have an adverse effect on the Fund.

Adviser Risk. The risk that investment strategies employed by the Adviser in selecting investments and asset allocations for the Fund may not result in an increase in the value of your investment or in overall performance equal to other investments.

Common Stock and Equity Securities Risk. The Fund is subject to the risk that stock prices may fall over a short period or extended periods of time. Common stocks, which are a type of equity security, are generally subordinate to other securities, including convertible and preferred securities.

Foreign Investments Risk. Foreign securities are subject to additional risks including international trade, currency, political, regulatory and diplomatic risks.

Growth Company Risk. Securities of growth companies can be more sensitive to the company’s earnings and more volatile than the market in general.

Large-Capitalization Company Risk. The securities of large market capitalization companies may underperform other segments of the market because such companies may be less responsive to competitive challenges and opportunities and may be unable to attain high growth rates during periods of economic expansion.

Mid-Capitalization Company Risk. Securities of medium-sized companies may be more volatile and more difficult to liquidate during market downturns than securities of larger companies.

Performance Information

The following chart and table illustrate the variability of the annual returns of the Fund. The chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year-to-year. In addition, the table shows how the Fund’s average annual returns compare to the Russell 1000 Growth Index, a broad measure of market performance. The performance information shown for December 31, 2001, through December 31, 2009, reflects the historical performance of the Lou Holland Growth Fund, a series of The Lou Holland Trust (the “Predecessor Fund”). On January 29, 2010, the Predecessor Fund reorganized into Investor Shares of the Fund. The Predecessor Fund and the Fund have identical investment objectives and strategies that are managed by the same investment adviser. The performance of the Fund and the Predecessor Fund do not reflect sales charges. If sales charges were reflected, returns would be lower.  Updated performance information is available by calling (800) 295-9779 or at www.hollandcap.com/lhgf_perf.html .

Calendar Year Total Returns. The following chart shows the annual total return for Investor Shares for the past ten years ended December 31 .

Performance information represents only past performance, before and after taxes, and does not necessarily indicate future results.
The Fund’s calendar year-to-date total return for Investor Shares as of March 31, 2011 , was 5.91%.

During the periods shown in the chart, the Fund’s highest return for a calendar quarter was 17.07% for the quarter ended June 30, 2009, and its lowest return for a calendar quarter was (21.57) % for the quarter ended December 31, 2008.

Average Annual Returns

For the periods e nded December 31, 20 1 0	One Year	Five Years	Ten Years	Since Inception (4/29/1996)
(Investor Shares)
Return Before Taxes	14.03%	3.54%	2.24%	6.76%
Return After Taxes on Distributions	13.62%	3.28%	1.95%	6.36%
Return After Taxes on Distributions and Sale of Fund Shares	9.65%	2.99%	1.84%	5.88%
Russell 1000 Growth Index (Index reflects no deductions for fees, expenses or taxes)	16.71%	3.75%	0.02%	5.30%

After-tax returns are calculated using the historical highest individual f ederal marginal income tax rates in effect at the time of each distribution and assumed sale, but do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After tax returns are shown for Investor Shares.

Management

Adviser. Holland Capital Management LLC is the Fund’s investment adviser.

Portfolio Managers. Monica L. Walker and Carl R. Bhathena are primarily responsible for the day - to - day management of the Fund’s investments. Ms. Walker has served as portfolio manager of the Fund since its inception in 1996. Mr. Bhathena has served as co-portfolio manager since 2009 .

Purchase and Sale of Fund Shares

You may purchase or sell (redeem) shares of the Fund on any day that the New York Stock Exchange is open for business. You may purchase or redeem shares directly from the Fund by calling (800) 295-9779 (toll free) or writing to the Fund at Lou Holland Growth Fund, P.O. Box 588, Portland, Maine 04112. You also may purchase or redeem shares of the Fund through your financial intermediary. The Fund accepts investments in the following minimum amounts:

Minimum Initial Investment
Type of Account	Investor Shares	Institutional Shares	A Shares
Standard Accounts	$1,000	$100,000	$1,000
Retirement Accounts	$250	$100,000	$250
Minimum Additional Investment
Type of Account	Investor Shares	Institutional Shares	A Shares
Standard Accounts	$50	$1,000	$50
Retirement Accounts	$50	$250	$50

Tax Information

Shareholders may receive from the Fund distributions of dividends and capital gains, which may be taxed as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

DETAILS REGARDING PRINCIPAL INVESTMENT STRATEGIES AND RISKS

Additional Information Regarding Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing primarily in common stocks of mid- to large-capitalization growth companies. The Fund considers mid-capitalization and large-capitalization companies to be those having market capitalizations (number of shares outstanding multiplied by share price) within the range of the companies included in the S&P MidCap 400 Index ($ 360 .00 million to $ 3 . 03 billion as of March 31, 201 1 ) or the Russell 1000 Index ($ 192.85 million to $ 417.17 billion as of March 31, 201 1 ). The market capitalizations of companies in the Fund’s portfolio and these indices change over time , T he Fund will not automatically sell a stock it already owns or cease to purchase a stock just because the market capitalization of the company falls outside this range.

While the Fund invests primarily in U.S. companies, it may invest up to 20% of its total assets in companies that are organized in foreign countries that exhibit the growth characteristics mentioned above.

Equity Securities. The Fund may invest in equity securities other than common stocks. Other types of equity securities the Fund may acquire include preferred stocks, securities that are convertible into common stocks and readily marketable securities, such as rights and warrants, which derive their value from common stock.

Foreign Securities. The Fund may invest in foreign common stocks or other securities of foreign companies. These investments will be made primarily through the purchase of American Depositary Receipts (“ADRs”) and U.S. dollar-denominated securities of foreign companies listed on a U.S. securities exchange, although the Fund also may make direct market purchases of such foreign securities. ADRs are U.S. dollar-denominated certificates issued by a U.S. bank or trust company and represent the right to receive securities of a foreign company deposited in a domestic bank or foreign branch of a U.S. bank and are traded on a U.S. exchange or in an over-the-counter market.

In connection with its investments in securities of foreign companies, the Fund may from time to time hold various foreign currencies pending investment in foreign securities or conversion into U.S. dollars. The value of the assets of the Fund as measured in U.S. dollars may therefore be affected favorably or unfavorably by changes in currency exchange rates.

Temporary Defensive Position. In order to respond to adverse market, economic, political or other conditions, the Fund may assume a temporary defensive position that is inconsistent with its principal investment strategies and invest, without limitation, in cash or prime quality cash equivalents (including commercial paper, certificates of deposit, banker’s acceptances and time deposits). A defensive position, taken at the wrong time, may have an adverse impact on the Fund’s performance. The Fund may be unable to achieve its investment objective during the employment of a temporary defensive measure.

Additional Information Regarding Principal Risk Factors

General Market Risk. The market value of a security may fluctuate, sometimes rapidly and unpredictably. This volatility may cause a security to be worth less than what was paid for it. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment.

Market Events Risk. It is important that investors closely review and understand the risks of investing in the Fund. Unprecedented turbulence in the financial markets and reduced liquidity in equity, credit and fixed-income markets may negatively affect issuers worldwide, which could have an adverse effect on the Fund.

Adviser Risk. The strategies used by the Adviser may fail to produce the intended result. The Adviser’s assessment of companies or the securities which are purchased for the Fund may prove incorrect, resulting in losses or poor relative performance even in rising markets.

Common Stock and Equity Securities Risk. Investments in common stocks in general are subject to market risks that may cause their prices to fluctuate over time. For example, the value of a company’s stock may fall as a result of factors which directly relate to that company, such as lower demand for the company’s products or services or poor management decisions. A stock’s price may also fall because of economic conditions which affect many companies, such as increases in production costs. The value of a company’s stock may also be affected by changes in financial market conditions that are not directly related to the company or its industry, such as changes in interest rates or currency exchange rates. The prices of common stocks tend to fluctuate more over time than the prices of preferred stocks or fixed-income securities. Investments in common stocks and other equity securities offer greater potential for capital growth and appreciation than investments in other types of securities, but also entail greater risk of loss. As a general matter, these other types of securities are subject to many of the same risks as common stocks. Common stocks are subject to the risk of an issuer liquidating or declaring bankruptcy, in which case the claims of owners of the issuer’s debt securities and preferred stock take precedence over the claims of common stockholders. The value of convertible securities tends to decline as interest rates rise and, because of the conversion, the value also tends to vary with fluctuations in the market value of the underlying securities.

Foreign Investments Risk. Foreign investing, whether directly or through ADRs, involves risks not typically associated with U.S. investments including increased volatility due to adverse political, regulatory and economic factors. Currency and exchange rates may have a negative effect on valuation. Foreign markets are often less liquid and lack current publicly available information due to different reporting standards. There may be tax and accounting issues as well as settlement difficulties. Owning foreign securities may cause the Fund’s share price to fluctuate more than if it held only domestic securities.

Growth Company Risk. An investment in growth stocks may be susceptible to rapid price swings, especially during periods of economic uncertainty. Growth stocks typically have little or no dividend income to cushion the effect of adverse market conditions and may be particularly volatile in the event of earnings disappointments or other financial difficulties experienced by the issuer.

Large-Capitalization Company Risk. Securities of companies with large market capitalizations go in and out of favor based on market and economic conditions and may underperform other market segments. While large- capitalization companies tend to be well-established and have a variety of products and business lines that can help them weather bad economic times more easily than smaller companies, some may be unable to respond as quickly as smaller companies to new competitive challenges, such as changes in technology and consumer tastes, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. As such, returns on investments in stocks of large U.S. companies could trail the returns on investments in stocks of small- and mid-capitalization companies.

Mid-Capitalization Company Risk. The Fund invests primarily in stocks of mid-capitalization and large-capitalization companies. The stocks of mid-capitalization companies may entail greater risk and their prices may fluctuate more than those of the securities of larger, more established companies.

Who May Want to Invest in the Fund

The Fund may be appropriate for you if you:

•	Are pursuing long-term capital appreciation
•	Are willing to accept price fluctuations in your investments
•	Are seeking a fund that invests in mid-cap and large-cap companies
•	Are willing to accept higher short-term risk.

The Fund may not be appropriate for you if you:

•	Need stability of principal
•	Are pursuing a short-term goal or are investing emergency reserves
•	Want an investment that pursues market trends or that may focus only on particular sectors.

MANAGEMENT

The Fund is a series of Forum Funds (the “Trust”), an open-end, management investment company (mutual fund). The business of the Trust and the Fund is managed under the oversight of the Board. The Board oversees the Fund and meets periodically to review the Fund’s performance, monitor investment activities and practices, and discuss other matters affecting the Fund. Additional information regarding the Board and the Trust’s executive officers, may be found in the Statement of Additional Information (“SAI”) which is available from the Fund’s website at http://www.hollandcap.com/lhgf_perf.html .

Investment Adviser

The Fund’s Adviser is Holland Capital Management LLC, a Delaware limited liability company whose principal place of business is One North Wacker Drive, Suite 700, Chicago, IL 60606. The Adviser has served as the investment adviser of the Fund since the inception of the Fund in 1996. The Adviser also provides investment advisory services to the accounts of private individual and institutional investors. As of March 31, 201 1 , the Adviser had over $ 2 billion in assets under management.

Subject to the general oversight of the Board, the Adviser makes investment decisions for the Fund. The Adviser receive d an advisory fee from the Fund equal to 0.85% of the Fund’s average daily net assets for the fiscal year ended December 31, 2010 . A discussion summarizing the basis on which the Board approv ed the I nvestment A dvisory Agreement of the Fund is included in the Fund’s semi-annual report to shareholders for the period end ed June 30, 2010.

Portfolio Managers

The persons employed by or associated with the Adviser who are primarily responsible for the day-to-day management of the Fund’s portfolio are Monica L. Walker and Carl R. Bhathena (the “Portfolio Managers”). The Portfolio Managers’ business experience for the past five years is as follows:  Ms. Walker has served as P ortfolio M anager with respect to the Fund since its inception in 1996 and to the Adviser’s institutional and private account clients since 1991. Mr. Bhathena has served as c o-Portfolio Manager of the Fund since 2009 . He has served as Senior Equity Analyst at the Adviser since 1993.

The Fund’s SAI provides additional information about the compensation of the Portfolio Managers, other accounts managed by the Portfolio Managers and the ownership of the Fund’s securities by the Portfolio Managers.

Other Service Providers

Atlantic Fund Administration, LLC (d/b/a Atlantic Fund Services) (“Atlantic”) provides certain administration, portfolio accounting and transfer agency services to the Fund and the Trust, and supplies certain officers to the Trust, including a Principal Executive Officer, Principal Financial Officer, Chief Compliance Officer and an Anti-Money Laundering Compliance Officer, as well as additional compliance support personnel.

Foreside Fund Services, LLC (the “Distributor”), the Trust’s principal underwriter, acts as the Trust’s distributor in connection with the offering of the Fund’s shares. The Distributor may enter into arrangements with banks, broker-dealers and other financial intermediaries through which investors may purchase or redeem shares. The Distributor is not affiliated with the Adviser or with Atlantic or their affiliates.

Fund Expenses

The Fund is charged for those expenses that are directly attributable to it, while other expenses are allocated proportionately among the Fund and the other series of the Trust based upon methods approved by the Board. Expenses that are directly attributable to a specific class of shares, such as distribution fees and shareholder servicing fees, are charged directly to that class. Certain service providers may reduce all or any portion of their fees and may reimburse certain expenses of the Fund. Any fee waiver or expense reimbursement increases investment performance of the Fund and/or its applicable share classes for the period during which the waiver or reimbursement is in effect and may not be recouped at a later date.

YOUR ACCOUNT

How to Contact the Fund

Email us at:
info@hollandcap.com

Telephone us at:
(800) 295-9779 (toll free)

Write to us at:
Lou Holland Growth Fund
P.O. Box 588
Portland, Maine 04112

Overnight address:
Lou Holland Growth Fund
c/o Atlantic Fund Services
Three Canal Plaza, Ground Floor
Portland, Maine 04101

Wire investments (or ACH payments):
Please contact the t ransfer a gent at (800) 295-9779 (toll free) to obtain t he ABA routing number and the account number for the Fund.

General Information

You may purchase or sell (redeem) shares of the Fund on any day that the New York Stock Exchange (“NYSE”) is open for business.

Under unusual circumstances, such as in the case of an emergency, the Fund may calculate its net asset value (“NAV”) and accept and process shareholder orders when the NYSE is closed.

You may purchase or sell shares of the Fund at the next NAV calculated (normally 4:00 p.m., Eastern Time) after the transfer agent or your approved broker-dealer or other financial intermediary (“Financial Intermediary”) receives your request in good order. “Good order” means that you have provided sufficient information necessary to process your request as outlined in this Prospectus, including any required signatures, documents, payment and Medallion Signature Guarantees. All requests to purchase or sell Fund shares received in good order prior to the Fund’s close will receive that day’s NAV. Requests received in good order after the Fund’s close or on a day when the Fund does not value its shares will be processed on the next business day and will receive the next subsequent NAV. The Fund cannot accept orders that request a particular day or price for the transaction or any other special conditions.

The Fund does not issue share certificates.

If you purchase shares directly from the Fund, you will receive a confirmation of each transaction and quarterly statements from the Fund detailing Fund balances and all transactions completed during the prior quarter. Automatic reinvestments of distributions and systematic investments and withdrawals may be confirmed only by quarterly statement. You should verify the accuracy of all transactions in your account as soon as you receive your confirmations and quarterly statements.

The Fund may temporarily suspend or discontinue any service or privilege, including systematic investments and withdrawals, wire redemption privileges and telephone or internet redemption privileges, if applicable. The Fund reserves the right to refuse any purchase request, including but not limited to requests that could adversely affect the Fund or its operations.

When and How NAV is Determined . The Fund calculates its NAV as of the close of trading on the NYSE (normally 4:00 p.m., Eastern Time) on each weekday except days when the NYSE is closed. The NYSE is open every weekday, Monday through Friday, except on the following holidays: New Year’s Day, Martin Luther King, Jr. Day (the third Monday in January), President’s Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), Independence Day, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day. NYSE holiday schedules are subject to change without notice. The NYSE may close early on the day before each of these holidays and the day after

Thanksgiving Day. To the extent that the Fund’s portfolio securities trade in markets on days when the Fund is not open for business, the value of the Fund’s assets may vary on those days. In addition, trading in certain portfolio securities may not occur on days that the Fund is open for business as markets or exchanges other than the NYSE may be closed.

The NAV of the Fund is determined by taking the market value of the total assets of the class, subtracting the liabilities of the class, and then dividing the result (net assets) by the number of outstanding shares of the Fund class. Since the Fund invests in securities that may trade on foreign securities markets on days other than a Fund business day, the value of the Fund’s portfolio may change on days on which shareholders will not be able to purchase or redeem the Fund’s shares.

The Fund values securities for which market quotations are readily available, including certain open-end investment companies, at current market value, except for certain short-term securities which are valued at amortized cost. Securities for which market quotations are readily available are valued using the last reported sales price provided by independent pricing services as of the close of trading on the NYSE on each Fund business day. In the absence of sales, such securities are valued at the mean of the last bid and asked price. Non-exchange traded securities for which quotations are readily available are generally valued at the mean between the current bid and asked price. Investments in other open-end registered investment companies are valued at their NAV.

Market quotations may not be readily available or may be unreliable if, among other things, (1) the exchange on which a Fund portfolio security is principally traded closes early, (2) trading in a portfolio security was halted during the day and did not resume prior to the time that the Fund calculates its NAV, or (3) events occur after the close of the securities markets on which the Fund’s portfolio securities primarily trade but before the time that the Fund calculates its NAV.

If market prices are not readily available or the Fund reasonably believes that they are unreliable, such as in the case of a security value that has been materially affected by events occurring after the relevant market closes, the Fund is required to value such securities at fair value as determined in good faith using procedures approved by the Board. The Board has delegated day-to-day responsibility for fair value determinations to a Valuation Committee, members of whom are appointed by the Board. Fair valuation may be based on subjective factors, and, as a result, the fair value price of a security may differ from the security’s market price and may not be the price that the security may be sold. Fair valuation could result in a different NAV than a NAV determined by using market quotes.

The Fund’s investments in foreign securities are more likely to require a fair value determination than domestic securities because circumstances may arise between the close of the market on which the securities trade and the time that the Fund values its portfolio securities. In determining fair value prices of foreign securities, the Fund may consider the performance of securities on their primary exchanges, foreign currency appreciation/depreciation, securities market movements in the U.S. or other relevant information as related to the securities.

Transactions through Financial Intermediaries. The Fund has authorized certain Financial Intermediaries, including the designees of such entities, to accept purchase, redemption and exchange orders on the Fund’s behalf. If you invest through a Financial Intermediary, the policies and fees of the Financial Intermediary may be different than the policies and fees if you had invested directly in the Fund. Among other things, Financial Intermediaries may charge transaction fees and may set different minimum investment restrictions or limitations on buying or selling Fund shares. You should consult your broker or other representative of your Financial Intermediary for more information.

All orders to purchase or sell shares are processed as of the next NAV calculated after the order has been received in good order by a Financial Intermediary. Orders are accepted until the close of trading on the NYSE every business day (normally 4:00 p.m., Eastern Time) and are processed the same day at that day’s NAV. To ensure that this occurs, the Financial Intermediaries are responsible for transmitting all orders to the Fund in compliance with their contractual deadlines.

Payments to Financial Intermediaries. The Fund and its affiliates (at their own expense) may pay compensation to Financial Intermediaries for shareholder-related services and, if applicable, distribution-related services, including administrative, recordkeeping and shareholder communication services. For example, compensation may be paid to make Fund shares available to sales representatives and/or customers of a fund supermarket platform or a similar program sponsor or for services provided in connection with such fund supermarket platforms and programs.

The amount of compensation paid to different Financial Intermediaries may vary. The compensation paid to a Financial Intermediary may be based on a variety of factors, including average assets under management in accounts distributed and/or serviced by the Financial Intermediary, gross sales by the Financial Intermediary and/or the number of accounts serviced by the Financial Intermediary that invest in the Fund. To the extent that the Fund pays all or a portion of such compensation, it is designed to compensate the Financial Intermediary for providing services that would otherwise be provided by the Fund’s transfer agent and/or administrator.

The Adviser or another Fund affiliate, out of its own resources, may provide additional compensation to Financial Intermediaries. Such compensation is sometimes referred to as “revenue sharing.” Compensation received by a Financial Intermediary from the Adviser or another Fund affiliate may include payments for shareholder servicing, marketing and/or training expenses incurred by the Financial Intermediary, including expenses incurred by the Financial Intermediary in educating its salespersons with respect to Fund shares. For example, such compensation may include reimbursements for expenses incurred in attending educational seminars regarding the Fund, including travel and lodging expenses. It may also cover costs incurred by Financial Intermediaries in connection with their efforts to sell Fund shares, including costs incurred for compensating registered sales representatives and preparing, printing and distributing sales literature.

Any compensation received by a Financial Intermediary, whether from the Fund or its affiliate(s), and the prospect of receiving such compensation may provide the Financial Intermediary with an incentive to recommend the shares of the Fund, or a certain class of shares of the Fund, over other potential investments. Similarly, the compensation may cause Financial Intermediaries to elevate the prominence of the Fund within its organization by, for example, placing it on a list of preferred funds.

Anti-Money Laundering Program. Customer identification and verification are part of the Fund’s overall obligation to deter money laundering under federal law. The Trust’s Anti-Money Laundering Program is designed to prevent the Fund from being used for money laundering or the financing of terrorist activities. In this regard, the Fund reserves the right, to the extent permitted by law, (1) to refuse, cancel or rescind any purchase order or (2) to freeze any account and/or suspend account services. These actions will be taken when, at the sole discretion of Trust management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authorities or applicable law. If your account is closed at the request of governmental or law enforcement authorities, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

Disclosure of Portfolio Holdings. A description of the Fund’s policies and procedures with respect to the disclosure of portfolio securities is available in the Fund’s SAI, which is available from the Fund’s website at http://www.hollandcap.com/lhgf_perf.html .

Choosing a Share Class

The Fund offers three classes of shares: Investor Shares, Institutional Shares and A Shares. Each class has a different combination of purchase restrictions and ongoing fees, allowing you to choose the class that best meets your needs.

Investor Shares. Investor Shares of the Fund are sold to retail investors who invest in the Fund directly or through a fund supermarket or other investment platform. Investor Shares are sold without the imposition of initial sales charges and are subject to a Rule 12b-1 Distribution fee of up to 0.25% of the Fund’s average daily net assets. A lower minimum initial investment is accepted to purchase Investor Shares.

Institutional Shares. Institutional Shares of the Fund are designed for institutional investors (such as investment advisers, financial institutions, corporations, trusts, estates, and religious and charitable organizations) investing for proprietary programs and firm discretionary accounts. Institutional Shares are sold without the imposition of initial sales charges and are not subject to any Rule 12b-1 Distribution fees.

A Shares . A Shares of the Fund are sold to retail investors who invest in the Fund through Financial Intermediaries. A Shares are sold with an initial sales charge of up to 5.75% and are subject to a Rule 12b-1 Distribution fee of up to 0.25% of the Fund’s average daily net assets. A lower minimum initial investment is accepted to purchase A Shares.

	Investor Shares	Institutional Shares	A Shares
Minimum Investment Amounts	$1,000	$100,000	$1,000
Sales Charges	None	None	Up to 5.75%
Rule 12b-1 Distribution Fees	0.25%	None	0.25%

Fees vary considerably between the Fund’s classes. You should carefully consider the differences in the classes’ fee structures as well as the length of time you wish to invest in the Fund before choosing which class to purchase. Please review the Fee Table for the Fund before investing in the Fund. You may also want to consult with a financial advisor in order to help you determine which class is most appropriate for you.

Sales Charge Schedule—A Shares. An initial sales charge is assessed on purchases of A Shares as follows:

Sales Charge (Load) as a % of:
Amount of Purchase	Public Offering Price	Net Asset Value (1)	Broker/Dealer Reallowance %
Less than $50,000	5.75%	6.10%	5.00%
At least $50,000 but less than $100,000	4.50%	4.71%	3.75%
At least $100,000 but less than $250,000	3.50%	3.63%	2.75%
At least $250,000 but less than $500,000	2.50%	2.56%	2.00%
At least $500,000 but less than $1,000,000	2.00%	2.04%	1.60%
$1,000,000 and greater (2)	0.00%	0.00%	0.00%

(1)	Rounded to the nearest one-hundredth percent. Because of rounding of the calculation in determining sales charges, the charges may be more or less than those shown in the table.

(2) No initial sales charge applies on purchases of $1 million or more. A CDSC of up to 1.00% of the offering price will be charged on purchases of $1 million or more that are redeemed in whole or in part within twelve months of purchase.

The offering price for A Shares includes the relevant sales charge. The commission paid to the Distributor is the sales charge less the reallowance paid to certain Financial Intermediaries purchasing shares. Normally, reallowances are paid as indicated in the previous tables.

Brokers that initiate and are responsible for purchases of $1 million or more of A Shares receive a sales commission of up to 1.00% of the offering price as follows:

Sales Commission as a % of the Public Offering Price:
Aggregate Amount of Purchase (1)	Sales Commission
$1,000,000 but less than $5,000,000	1.00%
$5,000,000 but less than $10,000,000	0.75%	of the amount over $5,000,000 plus $50,000
$10,000,000 but less than $15,000,000	0.50%	of the amount over $10,000,000 plus $87,500
$15,000,000 and greater	0.25%	of the amount over $15,000,000 plus $112,500

(1)	Sales commissions will be calculated at the rate indicated in the table above based on the aggregate, not incremental, purchase amount.

Reduced Sales Charges—A Shares. You may qualify for a reduced initial sales charge on purchases of the Fund’s A Shares under rights of accumulation (“ROA”) or a letter of intent (“LOI”). The transaction processing procedures maintained by certain Financial Intermediaries through which you can purchase Fund shares may restrict the universe of accounts considered for purposes of calculating a reduced sales charge under ROA or LOI. For example, the processing procedures of a Financial Intermediary may limit accounts to those that share the same taxpayer identification number or mailing address and that are maintained only with that Financial Intermediary. The Fund permits Financial Intermediaries to calculate ROA and LOI based on the Financial Intermediary’s transaction processing procedures. Please contact your Financial Intermediary before investing to determine the process used to identify accounts for ROA and LOI purposes.

To determine the applicable reduced sales charge under ROA, the Fund will combine the value of your current purchase with the value of all share classes of the Fund (as of the Fund’s prior business day) that were purchased previously for accounts (1) in your name, (2) in the your spouse’s name, (3) in the name of you and your spouse, (4) in the name of your minor child under the age of 21, and (5) sharing the same mailing address (“Accounts”).

To be entitled to a reduced sales charge based on shares already owned, you must ask for the reduction at the time of purchase. You must also provide the Fund with your account number(s) and, if applicable, the account numbers for your spouse, children (provide the children’s ages), or other household members and, if requested by your Financial Intermediary, the following additional information regarding these Accounts:
  Information or records regarding A Shares held in all accounts in your name at the transfer agent ;
  Information or records regarding A Shares held in all accounts in your name at a Financial Intermediary; and
  Information or records regarding A Shares for accounts at the transfer agent or another Financial Intermediary .
The Fund may amend or terminate this right of accumulation at any time.

You may also enter into an LOI, which expresses your intent to invest $50,000 or more in the Fund’s A Shares in accounts within a future period of thirteen months. Each purchase under an LOI will be made at the public offering price applicable at the time of the purchase to a single transaction of the dollar amount indicated in the LOI. If you do not purchase the minimum investment referenced in the LOI, you must pay the Fund an amount equal to the difference between the dollar value of the sales charges paid under the LOI and the dollar value of the sales charges due on the aggregate purchases of the A Shares as if such purchases were executed in a single transaction.

Elimination of Initial Sales Charges—A Shares. Certain persons may also be eligible to purchase or redeem A Shares without a sales charge. No sales charge is assessed on the reinvestment of A Shares’ distributions. No sales charge is assessed on purchases made for investment purposes by:
  A qualified retirement plan under Section 401(a) of the Internal Revenue Code of 1986 (“IRC”) or a plan operating consistent with Section 403(b) of the IRC ;
  Any bank, trust company, savings institution, registered investment advisor, financial planner or Financial Intermediary on behalf of an account for which it provides advisory or fiduciary services pursuant to an account management fee ;
  Trustees and officers of the Trust, directors, officers and full-time employees of the Adviser, any trust or individual retirement account or self-employed retirement plan for the benefit of any such person or relative, the estate of any such person or relative; and

  Any person who is reinvesting dividends or capital gain distributions; or
  Any person purchasing $1 million or more in A Shares.
The Fund requires appropriate documentation of an investor’s eligibility to purchase or redeem A Shares without a sales charge. Any shares of the Fund so purchased may not be resold except to the Fund.

Contingent Deferred Sales Charge Schedule—A Shares. A CDSC of 1.00% of the purchase or sales price, whichever is less, is assessed on redemptions of A Shares that were part of a purchase of $1 million or more and that are liquidated in whole or in part within twelve months of purchase of the Fund.

To satisfy a redemption request, the Fund will first liquidate shares that are not subject to a CDSC, such as shares acquired with reinvested dividends and capital gain distributions. The Fund will then liquidate shares in the order that they were first purchased until the redemption request is satisfied.

Waivers of CDSC. A CDSC will not be assessed on redemptions of A Shares purchased by:
  A qualified retirement plan under Section 401(a) of the IRC or a plan operating consistent with Section 403(b) of the IRC;
  Any bank, trust company, savings institution, registered investment adviser, financial planner or Financial Intermediary on behalf of an account for which it provides advisory or fiduciary services pursuant to an account management fee; or
  Trustees and officers of the Trust, directors, officers and full-time employees of the Adviser, any trust or individual retirement account or self-employed retirement plan for the benefit of any such person or the estate of any such person .
Buying S hares

How to Make Payments. Unless purchased through a Financial Intermediary, all investments must be made by check, ACH or wire. All checks must be payable in U.S. dollars and drawn on U.S. financial institutions. In the absence of the granting of an exception consistent with the Trust’s Anti-Money Laundering Program adopted on behalf of the Fund, the Fund does not accept purchases made by credit card check, starter check, checks with more than one endorsement (unless the check is payable to all endorsees), cash or cash equivalents (for instance, you may not pay by money order, cashier’s check, bank draft or traveler’s check). The Fund and the Adviser also reserve the right to accept in kind contributions of securities in exchange for shares of the Fund.

Checks. Checks must be made payable to the Lou Holland Growth Fund. For individual, sole proprietorship, joint, Uniform Gifts to Minors Act (“UGMA”)

                and Uniform Transfers to Minors Act (“UTMA”) accounts, checks may be made payable to one or more owners of the account and endorsed to the Lou Holland Growth Fund. A $20 charge may be imposed on returned checks.

ACH. Refers to the Automated Clearing House system maintained by the Federal Reserve Bank, which allows banks to process checks, transfer funds and perform other tasks. Your financial institution may charge you a fee for this service.

Wires. Instruct your financial institution with whom you have an account to make a federal funds wire payment to the Fund. Your financial institution may charge you a fee for this service.

Minimum Investments. The Fund accepts investments in the following minimum amounts:

Minimum Initial Investment
Type of Account	Investor Shares	Institutional Shares(1)	A Shares
Standard Accounts	$1,000	$100,000	$1,000
Retirement Accounts	$250	$100,000	$250
Minimum Additional Investment
Type of Account	Investor Shares	Institutional Shares(1)	A Shares
Standard Accounts	$50	$1,000	$50
Retirement Accounts	$50	$250	$50

(1) Initial or subsequent investment minimum for Institutional Shares may be waived for current and former officers, partners, directors or employees (and any of their immediate relatives) of the Adviser or any of its affiliates; any Trustee or officer of the Trust; and any advisory clients of the Adviser.

If deemed appropriate by the Trust ’s officers, the Fund reserves the right to waive minimum investment amounts.

Registered investment advisers and financial planners may be permitted to aggregate the value of Traditional or Roth Individual Retirement Accounts (“IRA”).

Account Requirements.

Type of Account	Requirement
Individual, Sole Proprietorship and Joint Accounts Individual accounts and sole proprietorship accounts are owned by one person. Joint accounts have two or more owners (tenants).	• Instructions must be signed by all persons named as account owners exactly as their names appear on the account.

Gifts or Transfers to a Minor (UGMA, UTMA) These custodial accounts provide a way to give money to a child and may have tax benefits.	• Depending on state laws, you can set up a custodial account under the UGMA or the UTMA. • The custodian must sign in a manner indicating custodial capacity.

Corporations/Other
• The entity should submit a certified copy of its articles of incorporation (or a government-issued business license or other document that reflects the existence of the entity) and a corporate resolution or a secretary’s certificate.

Trusts	• The trust must be established before an account may be opened.
• The trust should provide the first and signature pages from the trust document identifying the trustees.

Account Application and Customer Identity Verification. To help the government fight the funding of terrorism and money laundering activities, federal law requires financial institutions to obtain, verify and record information that identifies each person who opens an account.

When you open an account, the Fund will ask for your first and last name, tax identification number, physical street address, date of birth and other information or documents that will allow the Fund to identify you. If you do not supply the required information, the Fund will attempt to contact you or, if applicable, your financial advisor. If the Fund cannot obtain the required information within a timeframe established in its sole discretion, your application will be rejected.

When your application is in good order and includes all required information, your order will normally be processed at the NAV next calculated after receipt of your application and investment amount. Once your application is accepted, the Fund will attempt to verify your identity using the information you have supplied and other information about you that is available from third parties, including information available in public and private databases, such as consumer reports from credit reporting agencies.

The Fund will try to verify your identity within a timeframe established in its sole discretion. If the Fund cannot do so, the Fund reserves the right to redeem your investment at the next NAV calculated after the Fund decides to close your account. If your account is closed, you may be subject to a gain or loss on Fund shares. You will be subject to any related taxes and will not be able to recoup any redemption fees assessed, if applicable. If the Fund has not yet collected payment for the shares being sold, it may delay sending redemption proceeds until such payment is received, which may be up to 15 calendar days.

Policy on Prohibition of Foreign Shareholders.   The Fund requires that all shareholders be U.S. persons or U.S. resident aliens with a valid U.S. taxpayer identification number (or who can show proof of having applied for a U.S. taxpayer identification number and commit to provide a valid U.S. taxpayer identification number within 60 days) in order to open an account with the Fund.

Investment Procedures.

How to Open an Account	How to Add to Your Account
Through a Financial Intermediary	Through a Financial Intermediary
• Contact your Financial Intermediary using the method that is most convenient for you.	• Contact your Financial Intermediary using the method that is most convenient for you.
By Check
• Call or write us, or visit www.hollandcap.com/lhgf_apps.html# for an account application.
• Complete the application (and other required documents, if applicable).
• Mail us your original application (and other required documents, if applicable) and a check.
By Check • Fill out an investment slip from a confirmation or write us a letter. • Write your account number on your check. • Mail us the slip or your letter and the check.

By Wire	By Wire
• Call or write us, or visit www.hollandcap.com/lhgf_apps.html# for an account application.	• Instruct your U.S. financial institution to wire your money to us.
• Complete the application (and other required documents, if applicable).
• Call us to fax the completed application (and other required documents, if applicable), and we will assign you an account number.
• Mail us your original application (and other required documents, if applicable).
• Instruct your U.S. financial institution to wire your money to us.
By ACH Payment (for Investor and A Shares only)	By ACH Payment
• Call or write us, or visit www.hollandcap.com/lhgf_apps.html# for an account application.
• Complete the application (and other required documents, if applicable).
• Call us to fax the completed application (and other required documents, if applicable) and we will assign you an account number.
• Mail us your original application (and other required documents, if applicable).
• We will electronically debit your purchase proceeds from the U.S. financial institution identified on your account application.
• ACH purchases are limited to $25,000 per day.

• Call to request a purchase by ACH payment.
• We will electronically debit your purchase proceeds from the U.S. financial institution identified on your account application.
• ACH purchases are limited to $25,000 per day.

Systematic Investments. You may establish a systematic investment plan to invest automatically a specific amount of money (up to $25,000 per day) into your account on a specified day and frequency not to exceed four investments per month. Payments for systematic investments are automatically debited from your designated savings or checking account via ACH. Systematic investments must be for at least $50 per occurrence. If you wish to enroll in the systematic investment plan, complete the appropriate section on the account application. Your signed account application must be received at least three business days prior to the initial transaction. The Fund may terminate or modify this privilege at any time. You may terminate your participation in a systematic investment plan by notifying the Fund sufficiently in advance of the next withdrawal.

A systematic investment plan is a method of using dollar cost averaging as an investment strategy that involves investing a fixed amount of money at regular time intervals. However, a program of regular investment cannot ensure a profit or protect against a loss as a result of declining markets. By continually investing the same amount, you will be purchasing more shares when the price is lower and fewer shares when the price is higher. Please call (800) 295-9779 (toll free) for additional information regarding systematic investment plans.

Limitations on Frequent Purchases and Redemptions. The Board has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders. It is the Fund’s policy to discourage short-term trading. Frequent trading in the Fund, such as by traders seeking short-term profits from market momentum, time zone arbitrage and other timing strategies may interfere with the management of the Fund’s portfolio and result in increased administrative and brokerage costs and a potential dilution in the value of Fund shares. As money is moved in and out, the Fund may incur expenses buying and selling portfolio securities and these expenses are borne by Fund shareholders. The Fund does not permit market timing and will not knowingly accommodate trading in Fund shares in violation of these policies.

Focus is placed on identifying redemption transactions that may be harmful to the Fund or its shareholders if they are frequent. These transactions are analyzed for offsetting purchases within a pre-determined period of time. If frequent trading trends are detected, an appropriate course of action is taken. The Fund reserves the right to cancel, restrict or reject without any prior notice, any purchase order, including transactions representing excessive trading, transactions that may be disruptive to the management of the Fund’s portfolio and purchase orders not accompanied by payment.

Because the Fund receives purchase and sale orders through F inancial I ntermediaries that use omnibus or retirement accounts, the Fund cannot always detect frequent purchases and redemptions. As a consequence, the Fund’s ability to monitor and discourage abusive trading practices in such accounts may be limited.

The Fund’s investment in foreign securities through ADRs may make the Fund more susceptible to the risk of market timing activities because of price differentials between the ADRs and their underlying foreign securities that may be reflected in the NAV of the Fund’s shares. The Fund generally prices its foreign securities using the closing prices from the foreign markets in which they trade, typically prior to the Fund’s calculation of its NAV. These prices may be affected by events that occur after the close of a foreign market but before the Fund prices its shares. Although the Fund may fair value foreign securities in such instances and not withstanding other measures the Fund may take to discourage frequent purchases and redemptions, investors may engage in frequent short-term trading to take advantage of any arbitrage opportunities in the pricing of the Fund’s shares. There is no assurance that fair valuation of securities can reduce or eliminate market timing.

The investment in securities of mid-capitalization companies may make the Fund more susceptible to market timing as shareholders may try to capitalize on the market volatilities of such securities and the effect of the volatilities on the value of Fund shares. The Fund reserves the right to refuse any purchase request, particularly requests that could adversely affect the Fund or its operations.

Canceled or Failed Payments. The Fund accepts checks and ACH transfers at full value subject to collection. If the Fund does not receive your payment for shares or you pay with a check or ACH transfer that does not clear, your purchase will be canceled within two business days of notification from your bank that you r funds did not clear. You will be responsible for any actual losses or expenses incurred by the Fund or the transfer agent, and the Fund may redeem shares you own in the account (or another identically registered account that you maintain with the transfer agent) as reimbursement. The Fund and its agents have the right to reject or cancel any purchase due to nonpayment.

Selling Shares

The Fund processes redemption orders received in good order at the next calculated NAV. The right of redemption may not be suspended, except for any period during which: (1) the NYSE is closed (other than customary weekend and holiday closings) or the Securities and Exchange Commission (the “SEC”)   determines that trading thereon is restricted; (2) an emergency (as determined by the SEC) exists in which disposal by the Fund of its securities is not reasonably practicable or in which it is not reasonably practicable for the Fund to determine fairly the value of its net assets or (3) the SEC has entered a suspension order permit for the protection of the shareholders of the Fund.

If the Fund has not yet collected for the shares being sold, it may delay sending redemption proceeds until payment is collected, which may be up to 15 calendar days.

How to Sell Shares from Your Account
Through a Financial Intermediary
• If you purchased shares through your Financial Intermediary, your redemption order must be placed through the same Financial Intermediary.
• Contact your Financial Intermediary using the method that is most convenient for you.

By Mail
• Prepare a written request including:
• Your name(s) and signature(s)
• Your account number
• The Fund name and class
• The dollar amount or number of shares you want to sell
• How and where to send the redemption proceeds
• A signature guarantee (if required)
• Other documentation (if required)
• Mail us your request and documentation.

By Telephone
• Call us with your request, unless you declined telephone redemption privileges on your account application.
• Provide the following information:
• Your account number
• Exact name(s) in which the account is registered
• Additional form of identification
• Redemption proceeds will be mailed to you by check or electronically credited to your account at the U.S. financial institution identified on your account application.
By Systematic Withdrawal
• Complete the systematic withdrawal section of the application,
• Attach a voided check to your application,
• Mail us the completed application.
• Redemption proceeds will be mailed to you by check or electronically credited to your account at the U.S. financial institution identified on your account application.

Wire Redemption Privileges. You may redeem your shares by wire unless you declined wire redemption privileges on your account application.  The minimum amount that may be redeemed by wire is $5,000.

Telephone Redemption Privileges. You may redeem your shares by telephone, unless you declined telephone redemption privileges on your account application. You may be responsible for an unauthorized telephone redemption order as long as the transfer agent takes reasonable measures to verify that the order is genuine. Telephone redemption orders may be difficult to complete during periods of significant economic or market activity.  If you are not able to reach the Fund by telephone, you may mail your redemption order.

Systematic Withdrawals. You may establish a systematic withdrawal plan to automatically redeem a specific amount of money or shares from your account on a specified day and frequency not to exceed one withdrawal per month. Payments for systematic withdrawals are sent by check to your address of record, or if you so designate, to your bank account by ACH payment. To establish a systematic withdrawal plan, complete the systematic withdrawal section of the account application. The plan may be terminated or modified by a shareholder or the Fund at any time without charge or penalty. You may terminate your participation in a systematic withdrawal plan at any time by contacting the Fund sufficiently in advance of the next withdrawal.

A withdrawal under a systematic withdrawal plan involves a redemption of Fund shares and may result in a gain or loss for federal income tax purposes. In addition, if the amount withdrawn exceeds the amount credited to your account, the account ultimately may be depleted.  Please call (800) 295-9779 (toll free) for additional information regarding systematic withdrawal plans.

Signature Guarantee Requirements. To protect you and the Fund against fraud, signatures on certain requests must have a Medallion Signature Guarantee. A Medallion Signature Guarantee verifies the authenticity of your signature. You may obtain a Medallion Signature Guarantee from most banking institutions or securities brokers but not from a notary public. The transfer agent will require written instructions signed by all registered shareholders with a Medallion Signature Guarantee for each shareholder for any of the following:

•	Written requests to redeem $100,000 or more
•	Changes to a shareholder’s record name or account registration
•	Paying redemption proceeds from an account for which the address has changed within the last 30 days
•	Sending redemption and distribution proceeds to any person, address or financial institution account not on record

•	Sending redemption and distribution proceeds to an account with a different registration (name or ownership) from your account
•	Adding or changing ACH or wire instructions, the telephone redemption or exchange option or any other election in connection with your account.

The transfer agent reserves the right to require a Medallion Signature Guarantee on all redemptions.

Small Account Balances . If the value of your account falls below the minimum account balances listed below, the Fund may ask you to increase your balance. If after 60 days, the account value is still below the minimum balance, the Fund may close your account and send you the proceeds. The Fund will not close your account if it falls below these amounts solely as a result of Fund performance.

Minimum Account Balance	Investor Shares	Institutional Shares	A Shares
Standard Accounts	$1,000	$100,000	$1,000
Retirement Accounts	$250	$100,000	$250

Redemptions In Kind. Pursuant to an election filed with the SEC, the Fund reserves the right to pay redemption proceeds in portfolio securities rather than in cash. To the extent that the shareholder redeems shares in this manner, the shareholder assumes the risk of a subsequent change in the market value of those securities, the cost of liquidating the securities and the possibility of a lack of a liquid market for those securities. In addition, the shareholder will bear any brokerage and related costs in disposing of or selling the portfolio securities it receives from the Fund. Please see the SAI for more details on redemptions in kind.

Lost Accounts. The transfer agent will consider your account lost if correspondence to your address of record is returned as undeliverable on two consecutive occasions, unless the transfer agent determines your new address. When an account is lost, all distributions on the account will be reinvested in additional Fund shares. In addition, the amount of any outstanding check (unpaid for six months or more) and checks that have been returned to the transfer agent may be reinvested at the then-current NAV, and the checks will be canceled. However, checks will not be reinvested into accounts with a zero balance, but will be held in a different account. Any of your unclaimed property may be transferred to the state of your last known address if no activity occurs in your account within the time period specified by that state’s law.

Rule 12b-1 Distribution/Service Fees. The Trust has adopted a Rule 12b-1 plan under which the Fund pays the Distributor a fee up to 0.25% of the average daily net assets of Investor Shares or A Shares for distribution services and/or the servicing of shareholder accounts. Because Investor Shares and A Shares pay distribution fees on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The Distributor may pay any fee received under the Rule 12b-1 plan to the Adviser or other Financial Intermediaries that provide distribution and shareholder services with respect to Investor Shares or A Shares.

In addition to paying fees under the Rule 12b-1 plan, the Fund may pay service fees to Financial Intermediaries for administration, recordkeeping and other shareholder services associated with shareholders whose shares are held of record in omnibus, other group accounts or accounts traded through registered securities clearing agents.

Retirement Accounts

You may invest in Fund shares through an IRA, including traditional and Roth IRAs, also known as “Qualified Retirement Accounts.” The Fund may also be appropriate for other retirement plans.  Before investing in any IRA or other retirement plan, you should consult your tax advisor. Whenever making an investment in an IRA, be sure to indicate the year for which the contribution is attributed.

OTHER INFORMATION

Distributions and Dividend Reinvestments

The Fund declares distributions from net investment income and pays those distributions annually. Any net capital gain realized by the Fund will be distributed at least annually.

Most investors have their income dividends and capital gain distributions (each a “distribution”) reinvested in additional shares of the Fund. If you choose this option, or if you do not indicate any choice, your distributions will be reinvested. Alternatively, you may choose to have your distributions of $10 or more sent directly to your bank account or paid to you by check. However, if a distribution is less than $10, your proceeds will be reinvested. If five or more of your distribution checks remain uncashed after 180 days, all subsequent distributions may be reinvested. For federal income tax purposes, distributions from non-qualified retirement accounts are treated the same whether they are received in cash or reinvested.

Taxes

The Fund generally intends to operate in a manner such that it will not be liable for federal income or excise taxes.

The Fund’s distributions of net investment income and net short-term capital gain are taxable to you as ordinary income. The Fund’s distributions of net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss), if any, are taxable to you as long-term capital gain, regardless of how long you have held your shares. Distributions may also be subject to state and local income taxes. Some Fund distributions may also include a nontaxable return of capital. Return of capital distributions reduce your tax basis in your Fund shares and are treated as a gain from the sale of the shares to the extent they exceed your basis.

A portion of the Fund’s distributions may be treated as “qualified dividend income,” taxable to individuals at a maximum federal income tax of 15% (0% for individuals in lower tax brackets) through 2012. A distribution is treated as qualified dividend income to the extent that the Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that holding period and other requirements are met.

A distribution reduces the NAV of the Fund’s shares by the amount of the distribution. If you purchase shares prior to a distribution, you are taxed on the distribution even though the distribution represents a partial return of your investment.

The sale (redemption) of Fund shares is generally taxable for federal income tax purposes. You will recognize a gain or loss on the transaction equal to the difference, if any, between the amount of your net redemption proceeds and your tax basis in the Fund shares. The gain or loss will be a capital gain or loss if you held your Fund shares as capital assets. Any capital gain or loss will be treated as long-term capital gain or loss if you held the Fund shares for more than one year at the time of the redemption. Any capital loss arising from the redemption of shares held for six months or less, however, will be treated as long-term capital loss to the extent of the amount of net capital gain distributions with respect to those shares.

The Fund will be required to withhold federal income tax at the rate of 28% on all distributions and redemption proceeds (regardless of the extent to which you realize gain or loss) otherwise payable to you (if you are an individual or certain other non-corporate shareholder) if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the Internal Revenue Service that you are subject to backup withholding. Backup withholding is not an additional tax, and any amounts withheld may be credited against your federal income tax liability once you provide the required information or certification.

After December 31 of each year, the Fund will mail you reports containing information about the income tax classification of distributions paid during the year. For further information about the tax effects of investing in the Fund, please see the SAI and consult your tax advisor.

Organization

The Trust is a Delaware statutory trust, and the Fund is a series thereof. The Fund does not expect to hold shareholders’ meetings unless required by federal or Delaware law. Shareholders of each series of the Trust are entitled to vote at shareholders’ meetings unless a matter relates only to specific series (such as the approval of an advisory agreement for the Fund). From time to time, large shareholders may control the Fund or the Trust.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each share class’ financial performance for the past five years (or shorter depending on commencement of operations). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund’s Investor Shares (assuming reinvestment of all dividends and distributions). BBD, LLP, is the independent registered public accounting firm for the Fund. The information for the fiscal period ended December 31, 2010, has been audited by BBD, LLP an independent registered public accounting firm, whose report, along with the Fund’s financial statements, are included in the annual report dated December 31, 2010, which is available upon request. The information for the fiscal years ended December 31, 2006 to December 31, 2009, was audited by the Predecessor Fund’s independent registered public accounting firm.

	Years Ended December 31,
	2010	2009	2008	2007	2006
INVESTOR SHARES
NET ASSET VALUE, Beginning of Year	$17.94	$12.90	$19.81	$18.65	$17.99
INVESTMENT OPERATIONS
Net investment income (loss) (a)	(0.04)	(0.02)	(0.04)	(0.04)	0.02
Net realized and unrealized gain (loss)	2.55	5.06	(6.86)	1.79	0.92
Total from Investment Operations	2.51	5.04	(6.90)	1.75	0.94
DISTRIBUTIONS TO
SHAREHOLDERS FROM
Net investment income	—	—	—	(0.01)	(0.01)
Net realized gain	(0.48)	—	(0.01)	(0.58)	(0.27)
Total Distributions to Shareholders	(0.48)	—	(0.01)	(0.59)	(0.28)
NET ASSET VALUE, End of Year	$19.97	$17.94	$12.90	$19.81	$18.65
TOTAL RETURN	14.03%	39.07%	(34.83)%	9.40%	5.23%
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of
Year (000's omitted)	$54,128	$50,341	$33,766	$55,703	$58,993
Ratios to Average Net Assets:
Net investment income (loss)	(0.22)%	(0.11)%	(0.25)%	(0.19)%	0.10%
Net expense	1.35%	1.35%	1.35%	1.35%	1.35%
Gross expense (b)	1.77%	1.69%	1.71%	1.41%	1.47%
PORTFOLIO TURNOVER RATE	18%	11%	35%	26%	32%

(a)		Calculated based on average shares outstanding during the year.
(b)		Reflects the expense ratio excluding any waivers or reimbursements.

These financial highlights reflect selected data for a share outstanding throughout the period.
	March 1, 2010 (a) through December 31, 2010
INSTITUTIONAL SHARES
NET ASSET VALUE, Beginning of Period	$17.88
INVESTMENT OPERATIONS
Net investment loss (b)	(0.01)
Net realized and unrealized gain (loss)	2.61
Total from Investment Operations	2.60
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net realized gain	(0.48)
NET ASSET VALUE, End of Period	$20.00
TOTAL RETURN	14.58	%(c)
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000's omitted)	$1,126
Ratios to Average Net Assets:
Net investment loss	(0.06	)%(d)
Net expense	1.20	%(d)
Gross expense (e)	1.91	%(d)
PORTFOLIO TURNOVER RATE	18	%(c)

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)	Not annualized.
(d)	Annualized.
(e)	Reflects the expense ratio excluding any waivers or reimbursements.

These financial highlights reflect selected data for a share outstanding throughout the period.
	February 1, 2010 (a) through December 31, 2010
A SHARES
NET ASSET VALUE, Beginning of Period	$17.40
INVESTMENT OPERATIONS
Net investment loss (b)	(0.04)
Net realized and unrealized gain (loss)	3.08
Total from Investment Operations	3.04
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net realized gain	(0.48)
NET ASSET VALUE, End of Period	$19.96
TOTAL RETURN	17.51	%(c)(d)
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000's omitted)	$12
Ratios to Average Net Assets:
Net investment loss	(0.22	)%(e)
Net expense	1.40	%(e)
Gross expense (f)	42.81	%(e)
PORTFOLIO TURNOVER RATE	18	%(c)

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)	Not annualized.
(d)	Total Return does not include the effect of front end sales charge or contingent deferred sales charge.
(e)	Annualized.
(f)	Reflects the expense ratio excluding any waivers and/or reimbursements.

THE LOU HOLLAND GROWTH FUND
Investor Shares
Institutional Shares
A Shares

FOR MORE INFORMATION

Annual/Semi-Annual Reports
Additional information about the Fund’s investments is available in the Fund’s annual/semi-annual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Statement of Additional Information (“SAI”)
The SAI provides more detailed information about the Fund and is incorporated by reference into,   and is legally part of, this Prospectus.

Contacting the Fund
You may obtain free copies of the annual/semi-annual reports and the SAI, request other information and discuss your questions about the Fund by contacting the Fund at:

The Lou Holland Growth Fund
c/o Atlantic Fund Services
P.O. Box 588
Portland, Maine 04112
(800) 295-9779 (toll free)

The Fund’s Prospectus, SAI, and annual/semi-annual reports, as well as a description of the policies and procedures with respect to the disclosure of the Fund’s portfolio securities, are available without charge on the Fund’s website at  www.hollandcap.com/lhgf.html

Securities and Exchange Commission Information
You may also review the Fund’s annual/semi-annual reports, the SAI and other information about the Fund at the Public Reference Room of the Securities and Exchange Commission (“SEC”). The scheduled hours of operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. You may obtain copies of this information, for a duplication fee, by e-mailing or writing to:

Public Reference Section
Securities and Exchange Commission
Washington, D.C. 20549 -1520
mailto:publicinfo@sec.gov

Fund information, including copies of the annual/semi-annual reports (when available) and the SAI, is available on the SEC’s w ebsite at http://www.sec.gov/.

Distributor
Foreside Fund Services, LLC
http://www.foreside.com/

Investment Company Act File Number 811-3023 .

STATEMENT OF ADDITIONAL INFORMATION

 May 1, 201 1

The BeeHive Fund
(BEEHX)

Investment Advisor:

Spears Abacus Advisors LLC
147 E.  48th Street
New York, NY 10017

Account Information and Shareholder Services:

Attn:  Transfer Agent
Atlantic Fund Services
P.O.  Box 588
Portland, Maine 04112
(866) 684-4915 (toll free)
www.TheBeeHiveFund.com

This Statement of Additional Information (the “SAI”) supplements the Prospectus dated May 1, 201 1 , as it may be amended from time to time, offering shares of The BeeHive Fund, a separate portfolio of Forum Funds, a registered, open-end management investment company.  This SAI is not a prospectus and should only be read in conjunction with the Prospectus.  You may obtain the Prospectus without charge by contacting Atlantic Fund Services (“Atlantic”) at the address or telephone number listed above.  You may also obtain the Prospectus on the Fund’s website listed above.   This SAI is incorporated by reference into the Fund’s Prospectus.  In other words, it is legally a part of the Prospectus.

Copies of the most recent annual report of the Fund may be obtained without charge , upon request , by contacting Atlantic at the address or telephone number listed above.

Glossary	i
Fund History	1
Investment Policies and Risks	1
Security Ratings Information	1
Equity Securities	1
Debt Securities	3
Illiquid and Restricted Securities	5
Foreign Securities	6
Leverage Transactions	6
Core and Gateway	7
Securities of Investment Companies	7
Cash or Cash Equivalents	8
Money Market Instruments	8
Investment Limitations	8
Fundamental Limitations	8
Nonfundamental Limitations	9
Board of Trustees, Management and Service Providers	10
Board of Trustees	10
Principal Officers of the Trust	12
Ownership of Securities of the Advisor and Related Companies	13
Information Concerning Trust Committees	13
Compensation of Trustees and Officers	14
Investment Advisor	14
Distributor	15
Other Fund Service Providers	16
Portfolio Transactions	18
How Securities are Purchased and Sold	18
Commissions Paid	18
Advisor Responsibility for Purchases and Sales and Choosing Broker-Dealers	18
Counterparty Risk	19
Other Accounts of the Advisor	19
Portfolio Turnover	19
Securities of Regular Broker-Dealers	19
Portfolio Holdings	20
Purchase and Redemption Information	21
General Information	21
Additional Purchase Information	21
Additional Redemption Information	21
Taxation	22
Qualification as a Regulated Investment Company	22
Fund Distributions	23
Certain Tax Rules Applicable to the Fund’s Transactions	23
Federal Excise Tax	24
Redemption of Shares	25
Backup Withholding	25
State and Local Taxes	25
Foreign Taxes	26

Other Matters	26
The Trust and Its Shareholders	26
Fund Ownership	26
Limitation on Shareholders’ and Trustees’ Liability	27
Proxy Voting Procedures	27
Code of Ethics	27
Registration Statement	27
Financial Statements	28
Appendix A – Description of Securities Ratings	A-1
Appendix B – Miscellaneous Tables	B-1
Appendix C – Trust Proxy Voting Procedures	C-1
Appendix D – Advisor Proxy Voting Procedures	D-1

Glossary

As used in this SAI, the following terms have the meanings listed.

“Administrator” means Atlantic , as defined below, in its capacity as administrator to the Fund.

“Advisor” means Spears Abacus Advisors LLC.

“ADR” means American Depositary Receipt.

“Atlantic” means Atlantic Fund Services .

“Board” means the Board of Trustees of the Trust.

“CFTC” means Commodity Futures Trading Commission.

“Code” means the Internal Revenue Code of 1986, as amended, including the rules thereunder, IRS interpretations, or similar authority upon which the Fund may rely.

“Custodian” means Union Bank, N.A.

“Distributor” means Foreside Fund Services, LLC.

“EDR” means European Depositary Receipt.

“ETF” means an exchange traded fund.

“ETN” means an exchange-traded note.

“Fannie Mae” means the entity formerly known as the Federal National Mortgage Association.

“Freddie Mac” means the entity formerly known as the Federal Home Loan Mortgage Corporation.

“Fund” means The BeeHive Fund, a series of the Trust.

“Fund Accountant” means Atlantic in its capacity as fund accountant to the Fund.

“Ginnie Mae” means the Government National Mortgage Association.

“Independent Trustee” means a t rustee who is not an interested person of the Trust as that term is defined in Section 2(a)(19) of the 1940 Act , as defined below .

“IRS” means the U.S. Internal Revenue Service.

“Moody’s” means Moody’s Investors Service, Inc.

“NAV” means net asset value.

“Prospectus” means the prospectus of the Fund.

“SAI” means this Statement of Additional Information.

“SEC” means the U.S. Securities and Exchange Commission.

“S&P” means Standard & Poor’s Financial Services, LLC , a division of the McGraw Hill Companies.

“Transfer Agent” means Atlantic Shareholder Services, LLC.

“Trust” means Forum Funds, a Delaware statutory trust.

“U.S.” means the United States of America .

“U.S. Government Securities” means obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

“1933 Act” means the Securities Act of 1933, as amended, includ ing the rules and regulations promulgated thereunder.

 i

Glossary

“1934 Act” means the Securities Exchange Act of 1934, as amended, includ ing the rules and regulations as promulgated thereunder.

“1940 Act” means the Investment Company Act of 1940, as amended, includ ing the rules and regulations, SEC interpretations and any exemptive orders or interpretive relief as promulgated thereunder .

  ii

Fund History

The BeeHive Fund commenced operations on September 2, 2008.  The Fund is a diversified series of the Trust.

Investment Policies and Risks

This section discusses in greater detail than the Fund’s Prospectus certain investments that the Fund may make.  Please see the Prospectus for a discussion of the principal policies and risks of investing in the Fund.

The greatest risk of investing in a mutual fund is that its returns will fluctuate and you could lose money.  Events in the global securities markets have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets since 2008 .  Both domestic and foreign equity markets may experience volatility and turmoil, and it is uncertain whether or for how long these conditions will continue.  Reduced liquidity in equity, credit and fixed-income markets may adversely affect issuers worldwide.  This reduced liquidity may result in less money being available to purchase raw materials and goods and services from emerging markets, which may, in turn, bring down the prices of these economic staples.  It may also result in emerging market issuers having more difficulty obtaining financing, which may, in turn, cause a decline in their stock prices.  These events and possible continued market turbulence may have an adverse effect on the Fund.

A.  Security Ratings Information

The Fund’s investments in convertible and debt securities are subject to the credit risk relating to the financial condition of the issuers of the securities that the Fund holds.  The Fund may invest in convertible and other debt securities that are investment or non-investment grade.  The Fund may purchase unrated convertible securities if, at the time of purchase, the Advisor believes that they are of comparable quality to rated securities that the Fund may purchase.  Unrated securities may not be as actively traded as rated securities.

Moody’s, S&P and other organizations provide ratings of the credit quality of debt obligations, including convertible securities.  A description of the range of ratings assigned to various types of bonds and other securities is included in Appendix A to this SAI.  The Fund may use these ratings to determine whether to purchase, sell or hold a security.  Because a ratings downgrade often results in a reduction in the market price of the security, sale of a downgraded security may result in a loss.  To the extent that a rating change s as a result of changes in an organization or its rating systems, the Advisor may attempt to substitute comparable ratings or to use such information to determine whether the Fund should continue to hold the obligation.  Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value.  Ratings are general and are not absolute standards of quality.  The rating of an issuer is a view of potential developments related to the issuer and may not necessarily reflect actual outcomes.  An issuer’s current financial condition may be better or worse than a rating indicates.

B.  Equity Securities

Common and Preferred Stock.  The Fund may invest in common and preferred stock.  Common stock represents an ownership interest in a company and usually possesses voting rights and earns dividends.  Dividends on common stock are not fixed but are declared at the discretion of the issuer.  Common stock generally represents the riskiest investment in a company.  In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company’s common stock price.

Preferred stock is a class of stock having a preference over common stock as to the payment of dividends or the recovery of investment should a company be liquidated, or both, although preferred stock is usually junior to the debt securities of the issuer.  Preferred stock typically does not possess voting rights , and its market value may change based on changes in interest rates.

The fundamental risk of investing in common and preferred stock is the risk that the value of the stock might decrease.  Stock values may fluctuate in response to the activities of an individual company or in response to general market and economic conditions.  Historically, common stocks have provided greater long-term returns and have entailed greater short-term risks than preferred stocks, fixed-income and money market investments.  The market value of all securities, including common and preferred stocks, is based upon the market’s perception of value and not necessarily the book value of an issuer or other objective measure of a company’s worth.  If you invest in the Fund, you should be willing to accept the risks of the stock market and should consider an investment in the Fund only as a part of your overall investment portfolio.

1

Convertible Securities.  The Fund may invest in convertible securities.  Convertible securities include debt securities, preferred stock or other securities that may be converted into or exchanged for a given amount of common stock of the same or a different issuer during a specified period and at a specified price in the future.  A convertible security entitles the holder to receive interest on debt or the dividend on preferred stock until the convertible security matures or is redeemed, converted or exchanged.

Convertible securities rank senior to common stock in a company’s capital structure but are usually subordinated to comparable nonconvertible securities.  Convertible securities have unique investment characteristics in that they generally (1) have higher yields than the underlying common stock, but lower yields than comparable non-convertible securities , (2) are less subject to fluctuation in value than the underlying common stock since they have fixed-income characteristics and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases.

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument.  If a convertible security is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

Investment in convertible securities generally entails less risk than an investment in the issuer’s common stock.  Convertible securities are typically issued by smaller capitalization companies whose stock price may be volatile.  Therefore, the price of a convertible security may reflect variations in the price of the underlying common stock in a way that nonconvertible debt does not.  The extent to which such risk is reduced, however, depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security.

Warrants.  The Fund may invest in warrants.  Warrants are securities, typically issued with preferred stock or bonds, that give the holder the right to purchase a given number of shares of common stock at a specified price and time.  The price usually represents a premium over the applicable market value of the common stock at the time of the warrant’s issuance.  Warrants have no voting rights with respect to the common stock, receive no dividends and have no rights with respect to the assets of the issuer.

Investments in warrants involve certain risks, including the possible lack of a liquid market for the resale of the warrants, potential price fluctuations due to adverse market conditions or other factors and failure of the price of the common stock to rise.  If the warrant is not exercised within the specified time period, it becomes worthless.

Depositary Receipts.  The Fund may invest in depositary receipts.  A depositary receipt is a receipt for shares of a foreign-based company that entitles the holder to distributions on the underlying security.  Depositary receipts include sponsored and unsponsored ADRs, EDRs and other similar global instruments.  In a sponsored depository arrangement, the foreign issuer assumes the obligation to pay some or all of the depository’s transaction fees.  In an unsponsored arrangement, the foreign issuer assumes no obligations and the depository’s transaction fees are paid by the depository holder.  The Fund may invest up to 20% of its assets in ADRs and EDRs.  ADRs typically are issued by a U.S. bank or trust company, evidence ownership of underlying securities issued by a foreign company and are designed for use in U.S. securities markets.  EDRs (sometimes called Continental Depositary Receipts) are receipts issued by a European financial institution evidencing an arrangement similar to that of ADRs and are designed for use in European securities markets.  The Fund invests in depositary receipts in order to invest in a specific company whose underlying securities are not traded on a U.S. securities exchange.

ADRs may involve additional risks relating to political, economic or regulatory conditions in foreign countries.  These risks include less stringent investor protection and disclosure standards in some foreign markets and fluctuations in foreign currencies.  The securities underlying ADRs are typically denominated (or quoted) in a currency other than U.S. dollars.  As a result, changes in foreign currency exchange rates affect the value of the Fund’s portfolio.  Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars.  Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars.  This risk means that a strong U.S. dollar will reduce returns for U.S. investors, while a weak U.S. dollar will increase those returns.

Unsponsored depositary receipts may be created without the participation of the foreign issuer.  Holders of these receipts generally bear all the costs of the depositary receipt facility, whereas foreign issuers typically bear certain costs in a sponsored depository receipt.  The bank or trust company depositary of an unsponsored depositary receipt may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights.  Accordingly, available information concerning the issuer may not be current, and the prices of unsponsored depositary receipts may be more volatile than the prices of sponsored depositary receipts.

2

C.  Debt Securities

Although the Fund does not, under normal market conditions, intend to invest in debt securities to any significant degree, the Fund reserves the right to invest in the following types of debt securities .

Corporate Debt Obligations.  Corporate debt obligations include corporate bonds, debentures, notes, commercial paper and other similar corporate debt instruments.  Companies use these instruments to borrow money from investors.  The issuer pays the investor a fixed or variable rate of interest and must repay the amount borrowed at maturity.  Commercial paper (short-term unsecured promissory notes) is issued by companies to finance their current obligations and normally has a maturity of less than nine months.  In addition, the Fund may invest in corporate debt securities registered and sold in the U.S. by foreign issuers ( sometimes called Yankee bonds) and those sold outside the U.S. by foreign or U.S. issuers ( sometimes called Eurobonds).  To the extent it invests in corporate debt obligations, the Fund intends to restrict its purchases of these securities to issues denominated and payable in U.S. dollars.  The Fund may only invest in commercial paper that is rated in one of the two highest short-term rating categories or, if unrated, is judged by the Advisor to be of comparable quality.

The Fund also may invest in lower-rated or high-yield corporate debt obligations (commonly known as junk bonds).  Investment grade corporate bonds are those rated BBB or better by S&P or Baa or better by Moody’s.  Securities rated BBB by S&P are considered investment grade, but Moody’s considers securities rated Baa to have speculative characteristics.  Junk bonds generally offer a higher current yield than that available for higher-grade debt obligations.  However, lower-rated or unrated debt obligations involve higher risks, in that they are especially subject to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuations in response to changes in interest rates.

Financial Institution Obligations.  Obligations of financial institutions include, among other things, negotiable certificates of deposit and bankers’ acceptances.  To the extent that the Fund invests in financial institution obligations, it may invest in negotiable certificates of deposit and bankers’ acceptances issued by commercial banks doing business in the U.S. that have, at the time of investment, total assets in excess of one billion dollars and are insured by the Federal Deposit Insurance Corporation.  A certificate of deposit represents an institution’s obligation to repay funds deposited with it that earn a specified interest rate over a given period.  A bankers’ acceptance is a negotiable obligation of a bank to pay a draft that has been drawn by a customer and is usually backed by goods in international trade.  A certificate of deposit that is payable on the stated maturity date and bears a fixed rate of interest generally may be withdrawn on demand by the Fund but may be subject to early withdrawal penalties that would reduce the Fund’s performance.

U.S. Government Securities.  U.S. Government Securities include securities issued by the U.S. Department of the Treasury and by U.S. Government agencies and instrumentalities.  U.S. Government Securities may be supported by the full faith and credit of the U.S. (such as mortgage-related securities and certificates of the Ginnie Mae and securities of the Small Business Administration) or by the right of the issuer to borrow from the U.S. Department of the Treasury or the discretionary authority of the U.S. Department of the Treasury to lend to the issuer or the U.S. Department of the Treasury’s commitment to support the issuer’s net worth through preferred stock purchases such as the securities issued by Fannie Mae or Freddie Mac .

Holders of U.S. Government Securities not backed by the full faith and credit of the U.S. must look principally to the agency or instrumentality issuing the obligation for repayment and may not be able to assert a claim against the U.S. in the event that the agency or instrumentality does not meet its commitment.  No assurance can be given that the U.S. Government would provide support if it were not obligated to do so by law.  Neither the U.S. Government nor any of its agencies or instrumentalities guarantees the market value of the securities that it issues.

Mortgage-Backed Securities.  Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, pools of mortgage loans.  Those securities may be guaranteed by a U.S. Government agency or instrumentality (such as Ginnie Mae) , issued and guaranteed by government-sponsored stockholder-owned corporations, though not backed by the full faith and credit of the U.S. (such as Fannie Mae or Freddie Mac) or issued by fully private issuers.  Private issuers are generally originators of and investors in mortgage loans and include savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities.  Private mortgage-backed securities may be supported by U.S. Government agency mortgage-backed securities or some form of non-governmental credit enhancement.

Government-related guarantors (i.e., those not backed by the full faith and credit of the U.S. Government) include Fannie Mae and Freddie Mac. Fannie Mae is a government-sponsored corporation owned by stockholders.  It is subject to

3

general regulation by the Federal Housing Finance Authority.  Fannie Mae purchases residential mortgages from a list of approved seller s and servicers that include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers.  Fannie Mae guarantees the timely payment of principal and interest on pass-through securities that it issues, but those securities are not backed by the full faith and credit of the U.S. Government.

Freddie Mac is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned by stockholders.  Freddie Mac issues Participation Certificates (“PCs”), which represent interests in mortgages from Freddie Mac’s national portfolio.  Freddie Mac guarantees the timely payment of interest and the ultimate collection of principal on the PCs that it issues, but those PCs are not backed by the full faith and credit of the U.S. Government.

In 2008, the U.S. Department of the Treasury announced that Fannie Mae and Freddie Mac had been placed in conservatorship.  Since 2009, Fannie Mae and Freddie Mac have received significant capital support through U.S. Department of the Treasury stock purchases.  The U.S. Department of the Treasury announced in December 2009 that it would continue its support for the entities’ capital as necessary to prevent a negative net worth for at least the following three years.  The continuing commitment of the U.S. Department of the Treasury is critical to the solvency of Fannie Mae and Freddie Mac .   N o assurance can be given that the Federal Reserve or the U.S. Department of the Treasury will ensure that Fannie Mae and Freddie Mac remain successful in meeting their obligations with respect to the debt and mortgage-backed securities that they issue.  Fannie Mae and Freddie Mac also have been the subject of several class action lawsuits and investigations by federal regulators over certain accounting, disclosure and corporate governance matters.  Such legal proceedings and investigations, and any resulting restatements of financial statements, may adversely affect the guaranteeing entities and, as a result, the payment of principal or interest on their securities.

Variable and Floating Rate Securities.  Debt securities have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts.  These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to one or more interest rate indices or market interest rates called the underlying index.  The interest paid on these securities is a function primarily of the underlying index upon which the interest rate adjustments are based.  These adjustments minimize changes in the market value of the obligation.  Similar to fixed-rate debt instruments, variable and floating rate instruments are subject to changes in value based on changes in market interest rates or changes in the issuer’s creditworthiness.  The rate of interest on securities may be tied to U.S.  Government Securities or indices on those securities as well as any other rate of interest or index.  Certain variable rate securities pay interest at a rate that varies inversely to prevailing short-term interest rates (sometimes called inverse floaters).   I nverse floaters may have an interest rate reset mechanism that multiplies the effects of changes in the underlying index.  This mechanism may increase the volatility of the security’s market value while increasing the security’s yield.

Variable and floating rate demand notes of corporations are redeemable upon a specified period of notice.  These obligations include master demand notes that permit investment of fluctuating amounts at varying interest rates under direct arrangements with the issuer of the instrument.  The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days’ notice.  Certain securities may have an initial principal amount that varies over time based on an interest rate index, and, accordingly, the Fund might be entitled to less than the initial principal amount of the security upon maturity.  The Fund intends to purchase these securities only when the Advisor believes that the interest income from the instrument justifies any principal risks associated with the instrument.  The Advisor may attempt to limit any potential loss of principal by purchasing similar instruments that are intended to provide an offsetting increase in principal.  There can be no assurance that the Advisor will be able to limit the effects of principal fluctuations, and accordingly, the Fund may incur losses on those securities even if held to maturity without issuer default.

There may not be an active secondary market for any particular floating or variable rate instruments, which could make it difficult for the Fund to dispose of the instrument during periods that the Fund is not entitled to exercise any demand rights it may have.  The Fund could, for this or other reasons, suffer a loss with respect to those instruments.  The Advisor monitors the liquidity of the Fund’s investment in variable and floating rate instruments, but there can be no guarantee that an active secondary market will exist.

General Risks of Debt Securities.   The market value of the interest-bearing fixed-income securities held by the Fund will be affected by changes in interest rates.  There is normally an inverse relationship between the market value of securities sensitive to prevailing interest rates and actual changes in interest rates.  The longer the remaining maturity and duration of a security, the more sensitive the security is to changes in interest rates.  All fixed-income securities can change in value when there is a change in interest rates.  Changes in the ability of an issuer to make payments of interest and principal and in the markets’ perception of an issuer’s creditworthiness will also affect the market value of that issuer’s debt securities.  As a result, an investment in the Fund is subject to risk , even if all fixed-income securities in the

4

Fund’s investment portfolio are paid in full at maturity.  In addition, certain fixed-income securities may be subject to extension risk, which refers to the change in total return on a security resulting from an extension or abbreviation of the security’s maturity.

Yields on fixed-income securities are dependent on a variety of factors, including the general conditions of the fixed- income securities markets, the size of a particular offering, the maturity of the obligation and the rating of the issue.  Fixed-income securities with longer maturities tend to produce higher yields and are generally subject to greater price movements than obligations with shorter maturities.

The issuers of fixed-income securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors that may restrict the ability of the issuer to pay, when due, the principal of and interest on its fixed-income securities.  The possibility exists therefore, that, as a result of bankruptcy, litigation or other conditions, the ability of an issuer to pay, when due, the principal of and interest on its fixed-income securities may become impaired.

Credit Risk of Debt Securities .  The Fund’s investments in fixed-income securities are subject to credit risk relating to the financial condition of the issuers of the securities that the Fund holds.  To limit credit risk, the Fund will generally buy fixed-income securities that are rated in the top four long-term rating categories or in the top two short-term rating categories.

The Fund may retain a security that ceases to be rated or whose rating has been lowered below the Fund’s lowest permissible rating category if the Advisor determines that retaining the security is in the best interests of the Fund.  Because a downgrade often results in a reduction in the market price of the security, sale of a downgraded security may result in a loss.

The Fund may purchase unrated securities if the Advisor determines that the security is of comparable quality to a rated security that the Fund may purchase.  Unrated securities may not be as actively traded as rated securities.

Non-Investment Grade Securities.  The Fund may invest in securities rated below the fourth highest rating category or which are unrated and judged by the Advisor to be comparable quality.  Such high-risk securities (commonly referred to as junk bonds) are not considered to be investment grade and have speculative or predominantly speculative characteristics.  Non-investment grade, high-risk securities provide poor protection for payment of principal and interest but may have greater potential for capital appreciation than do higher quality securities.  These lower rated securities involve greater risk of default or price changes due to changes in the issuers’ creditworthiness than do higher quality securities.  The market for these securities may be thinner and less active than that for higher quality securities, which may affect the price at which the lower rated securities can be sold.  In addition, the market prices of lower rated securities may fluctuate more than the market prices of higher quality securities and may decline significantly in periods of general economic difficulty or rising interest rates.

D.  Illiquid and Restricted Securities

The Fund may not acquire securities if, as a result, more than 15% of the Fund’s net assets (taken at current value) would be invested in illiquid securities.

The term “illiquid securities” means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities.  The Fund has a nonfundamental policy pursuant to which it may not invest more than 15% of its net assets in illiquid securities.  Illiquid securities include  (1) repurchase agreements not entitling the holder to payment of principal within seven days , (2) over-the-counter options , (3) securities which are not readily marketable and (4) except as otherwise determined by the Advisor, securities that are subject to contractual or legal restrictions on resale because they have not been registered under the 1933 Act ( sometimes called restricted securities).

An institutional market has developed for certain restricted securities.  Accordingly, contractual or legal restrictions on the resale of a security may not be indicative of the liquidity of the security.  If such securities are eligible for purchase by institutional buyers in accordance with Rule 144A under the 1933 Act or other exemptions, the Advisor may determine that the securities are liquid.

Any security, including securities determined by the Advisor to be liquid, may become illiquid.  Limitations on resale may have an adverse effect on the marketability of a security.  The Fund might also have to register the resale of a restricted security in order to dispose of it, resulting in expense and delay.  The Fund might not be able to dispose of

5

restricted or illiquid securities promptly or at reasonable prices and might thereby experience a loss or have difficulty satisfying redemptions.  There can be no assurance that a market will exist for any illiquid security at any particular time.

Determination of Liquidity .   The Board has the ultimate responsibility for determining whether specific securities are liquid and has delegated this responsibility to the Advisor, pursuant to guidelines approved by the Board.  The Advisor determines and monitors the liquidity of the portfolio securities and reports periodically on its decisions to the Board.  The Advisor takes into account a number of factors in reaching liquidity decisions, including but not limited to (1) the frequency of trades and quotations for the security , (2) the number of broker- dealers willing to purchase or sell the security and the number of other potential buyers , (3) the willingness of dealers to undertake to make a market in the security and (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer.

E.  Foreign Securities

Dividends and interest payable on foreign securities may be subject to foreign withholding taxes, thereby reducing the income available for distribution or reinvestment by the Fund.  Commission rates payable on foreign transactions are generally higher than in the U.S .  Foreign accounting, auditing and financial reporting standards differ from those in the U.S. , and therefore less information may be available about foreign companies than is available about issuers of comparable U.S. companies.  Foreign securities also may trade less frequently and with lower volume and may exhibit greater price volatility than U.S. securities.

Changes in foreign exchange rates will affect the U.S. dollar value of all foreign currency-denominated securities held by the Fund.  Exchange rates are influenced generally by the forces of supply and demand in the foreign currency markets and by numerous other political and economic events occurring outside the U.S. , many of which may be difficult, if not impossible, to predict.

Income from foreign securities will be received and realized in foreign currencies, and the Fund is required to compute and distribute income in U.S. dollars.  Accordingly, a decline in the value of a particular foreign currency against the U.S. dollar after the Fund’s income has been earned and computed in U.S. dollars may require the Fund to liquidate portfolio securities to acquire sufficient U.S. dollars to make a distribution.  Similarly, if the exchange rate declines between the time the Fund incurs expenses in U.S. dollars and the time such expenses are paid, the Fund may be required to liquidate additional foreign securities to purchase the U.S. dollars required to meet such expenses.

F.  Leverage Transactions

The Fund may use leverage to increase potential returns.  Leverage transactions include borrowings for other than temporary or emergency purposes.  Leverage involves special risks and may involve speculative investment techniques.  Leverage exists when cash made available to the Fund through an investment technique, such as borrowing for other than temporary or emergency purposes, lending portfolio securities, entering into reverse repurchase agreements and purchasing securities on a when-issued, delayed-delivery or forward-commitment basis, is used to make additional Fund investments.  The Fund uses these investment techniques only when the Advisor believes that the leveraging and the returns available to the Fund from investing the cash will provide investors with a potentially higher return.

Leverage creates the risk of magnified capital losses.  Losses incurred by the Fund may be magnified by borrowings and other liabilities that exceed the equity base of the Fund.  Leverage may involve the creation of a liability that requires the Fund to pay interest (for instance, reverse repurchase agreements) or the creation of a liability that does not entail any interest costs (for instance, forward commitment costs).

The risks of leverage include a higher volatility of the NAV of the Fund’s shares, which may be magnified by favorable or adverse market movements or changes in the cost of cash obtained by leveraging and the yield from invested cash.  So long as the Fund is able to realize a net return on its investment portfolio that is higher than interest expense incurred, if any, leverage will result in higher current net investment income for the Fund than if the Fund were not leveraged.  Changes in interest rates and related economic factors could cause the relationship between the cost of leverage and the yield to change, so that rates involved in the leveraging arrangement may substantially increase relative to the yield on the obligations in which the proceeds of the leveraging have been invested.  To the extent that the interest expense involved in leveraging approaches the net return on the Fund’s investment portfolio, the benefit of leveraging will be reduced.  If the interest expense incurred as a result of leveraging were to exceed the net return to investors, the Fund’s use of leverage would result in a lower rate of return than if the Fund were not leveraged.  In an extreme case, if the Fund’s current investment income were not sufficient to meet the interest expense of leveraging, it could be necessary for the Fund to liquidate some of its investments at an inappropriate time.

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Securities Lending and Related Transactions.  The Fund may lend portfolio securities for income in an amount up to 10% of its total assets to brokers, dealers and other financial institutions.  In a portfolio securities lending transaction, the Fund receives from the borrower an amount equal to the interest paid or the dividends declared on the loaned securities during the term of the loan , as well as the interest on the collateral securities, less any fees (such as finders or administrative fees) that the Fund pays in arranging the loan.  The Fund may share the interest it receives on the collateral securities with the borrower.  The terms of the Fund’s loans permit the Fund to reacquire loaned securities on five business days’ notice or in time to vote on any important matter.  Loans are subject to termination at the option of the Fund or the borrower at any time, and the borrowed securities must be returned when the loan is terminated.  The Fund may pay fees to arrange for securities loans.

The Fund may enter into repurchase agreements to generate income . Repurchase agreements are transactions in which the Fund purchases a security and simultaneously agrees to resell that security to the seller at an agreed upon price on an agreed upon future date, normally one to seven days later.  If the Fund enters into a repurchase agreement, it will maintain possession of the purchased securities and any underlying collateral.

Securities loans and repurchase agreements must be continuously collateralized, and the collateral must have market value at least equal to the value of the Fund’s loaned securities, plus accrued interest , o r , in the case of repurchase agreements equal to the repurchase price of the securities, plus accrued interest.

Borrowing and Reverse Repurchase Agreements.  The Fund may borrow money from a bank in amounts up to 33 ⅓% of its total assets at the time of borrowing to, among other things, finance the purchase of securities for its portfolio.  Entering into reverse repurchase agreements and purchasing securities on a when-issued, delayed-delivery or forward-delivery basis are not subject to this limitation.  The Fund currently does not intend to engage in such transactions with respect to more than 5% of its total assets.  A reverse repurchase agreement is a transaction in which the Fund sells securities to a bank or securities dealer and simultaneously commits to repurchase the securities from the bank or dealer at an agreed-upon date and at a price reflecting a market rate of interest unrelated to the sold securities.  An investment of the Fund’s assets in reverse repurchase agreements will increase the volatility of the NAV.  A counterparty to a reverse repurchase agreement must be a primary dealer that reports to the Federal Reserve Bank of New York or one of the largest 100 commercial banks in the U.S .

Senior Securities.  Pursuant to Section 18(f)(1) of the 1940 Act, the Fund may not issue any class of senior security or sell any senior security of which it is the issuer, except that the Fund is permitted to borrow from any bank so long as, immediately after such borrowings, there is an asset coverage of at least 300%.  In the event that such asset coverage falls below this percentage, the Fund is required to reduce the amount of its borrowings within three days (not including Sundays and holidays) so that asset coverage is at least 300%.

Short Sales.  In a short sale, the Fund would borrow a security from a broker, sell it and maintain the proceeds of the transaction in its brokerage account.  The broker would charge the Fund interest during the period over which the security was on loan to the Fund.  The Fund could close out the short sale by purchasing the security in the open market at market price.  If the proceeds received by the Fund from the short sale (less interest charges) were to exceed the amount paid for the security in the open market, the Fund would experience a gain on the transaction.  If the proceeds received from the short sale (less interest charges) were less than the amount paid for the security in the open market, the Fund would incur a loss on the transaction.  The Fund does not currently intend to engage in short sales.

Segregated Accounts .   The Fund will comply with SEC guidelines regarding collateralization or coverage for investments made in connection with these strategies and, if the guidelines require, will designate on the Fund’s books or maintain in a segregated account cash and liquid assets in the prescribed amount, which will be marked to market daily.

G.  Core and Gateway

The Fund may seek to achieve its investment objective by converting to a Core and Gateway structure.  The Fund operating under a Core and Gateway structure holds, as its only investment, shares of another investment company having substantially the same investment objective and policies.  The Board will not authorize conversion to a Core and Gateway structure if it would materially increase costs to the Fund’s shareholders.  The Board will not convert the Fund to a Core and Gateway structure without notice to the shareholders.

H.  Securities of Investment Companies

Open-End and Closed-End Investment Companies.  The Fund may invest in shares of open-end and closed-end investment companies in accordance with the investment restrictions in the 1940 Act.  Under the 1940 Act, the Fund’s investments in such securities is generally limited to 3% of the outstanding voting stock of any one investment company,

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5% of the Fund’s total assets in any one investment company, and 10% of the Fund’s total assets in investment companies generally.  Shares of an ETF that has received exemptive relief from the SEC to permit other funds to invest in its shares without these limitations are excluded from such restrictions.  The Fund’s other investment company investments may include money market funds, which are not subject to the limitations described above.

The Fund, as a shareholder of another investment company, will bear its pro rata portion of the other investment company’s advisory fee and other expenses, in addition to its own expenses , and will be exposed to the investment risks associated with the other investment company.  To the extent that the Fund invests in open-end or closed-end investment companies that invest primarily in the securities of companies located outside the U.S. , it may experience the risks related to foreign securities described above.

Exchange-Traded Funds.  The Fund may invest in ETFs, which are registered investment companies, partnerships or trusts that are bought and sold on a securities exchange.  A Fund may also invest in ETN s, which are structured debt securities. Whereas ETFs’ liabilities are secured by their portfolio securities, ETNs’ liabilities are unsecured general obligations of the issuer.  Most ETFs and ETNs are designed to track a particular market segment or index.  ETFs and ETNs have expenses associated with their operation, typically including, with respect to ETFs, advisory fees.  When the Fund invests in an ETF or an ETN, in addition to directly bearing expenses associated with its own operations, it will bear its pro rata portion of the ETF’s or ETN’s expenses.

The risks of owning an ETF or an ETN generally reflect the risks of owning the underlying securities that the ETF or ETN is designed to track, although lack of liquidity in an ETF or an ETN could result in it being more volatile than the underlying portfolio of securities.  In addition, because of ETF or ETN expenses, compared to owning the underlying securities directly, it may be more costly to own an ETF or an ETN.  The value of an ETN should also be expected to fluctuate with the credit rating of the issuer.

I.  Cash or Cash Equivalents

For strategic and other reasons, the Fund may invest a significant portion of its total assets in cash or cash equivalents from time to time.

J.  Money Market Instruments

In circumstances in which favorable equity investments are not identified, the Fund typically intends to invest without limit in money market instruments that are of prime quality.  Prime quality money market instruments are those instruments that are rated in one of the two highest short-term rating categories or, if not rated, determined by the Advisor to be of comparable quality.

Money market instruments usually have maturities of one year or less and fixed rates of return.  The money market instruments in which the Fund may invest include short-term U.S. Government Securities, commercial paper, time deposits, bankers’ acceptances and certificates of deposit issued by domestic banks, corporate notes and short-term bonds and money market mutual funds.  The Fund may only invest in money market mutual funds to the extent permitted by the 1940 Act.

The money market instruments in which the Fund may invest may have variable or floating rates of interest.  These obligations include master demand notes that permit investment of fluctuating amounts at varying rates of interest pursuant to a direct arrangement with the issuer of the instrument.  The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days’ notice.  These obligations generally are not traded, nor generally is there an established secondary market for these obligations.  To the extent that a demand note does not have a seven-day or shorter demand feature and there is no readily available market for the obligation, it will be treated by the Fund as an illiquid security.

Investment Limitations

The Trust, on behalf of the Fund, has adopted the following investment policies which are fundamental policies that may not be changed without the affirmative vote of a majority of the outstanding voting securities of the Fund, as defined by the 1940 Act.  As defined by the 1940 Act, a “vote of a majority of the outstanding voting securities of the Fund” means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares present at a meeting, if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

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The Fund’s investment objective is a nonfundamental policy.  Nonfundamental policies may be changed by the Board without shareholder approval.

For purposes of the following limitations, all percentage limitations apply immediately after a purchase or initial investment.  Except with respect to borrowing money, if a percentage limitation is adhered to at the time of the investment, a later increase or decrease in the percentage resulting from any change in value or net assets will not result in a violation of such restrictions.  If at any time the Fund’s borrowings exceed its limitations due to a decline in net assets, such borrowings will be reduced promptly to the extent necessary to comply with the limitation.

A.  Fundamental Limitations

The Fund has adopted the following fundamental investment limitations that cannot be changed by the Board without shareholder approval.  The Fund may not:

1.  Borrowing Money

Borrow money, if, as a result, outstanding borrowings would exceed an amount equal to 33 ⅓ % of the Fund’s total assets except to the extent permitted by the 1940 Act.

2.  Diversification

With respect to 75% of its assets, purchase a security (other than a U.S. Government Security or a security of an investment company) if, as a result: (1) more than 5% of the Fund’s total assets would be invested in the securities of a single issuer; or (2) the Fund would own more than 10% of the outstanding voting securities of a single issuer.

3.  Underwriting Activities

Underwrite securities of other persons, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter.

4.  Making Loans

Make loans to other persons.  For purposes of this limitation, entering into repurchase agreements, lending securities and investing in debt securities are not deemed to be the making of loans.

5.  Purchases and Sales of Commodities

Purchase or sell physical commodities unless acquired as the result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

6.  Issuance of Senior Securities

Issue senior securities except to the extent permitted by 1940 Act.

7.  Purchases and Sales of Real Estate

Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities backed by real estate or securities of companies engaged in the real estate business).

8.  Concentration

Purchase securities if, as a result, more than 25% of the Fund’s total assets would be invested in securities of issuers conducting their principal business activity in the same industry.  For purposes of this limitation, there is no limit on investments in U.S. Government Securities and repurchase agreements covering U.S. Government Securities.

B.  Nonfundamental Limitations

The Fund has adopted the following nonfundamental investment limitations that may be changed by the Board without shareholder approval.  The Fund may not:

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1.  Short Sales

Sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short ( sometimes called short sales against the box).  For purposes of this limitation, transactions in options are not deemed to constitute short sales.

2.  Purchases on Margin

Purchase securities on margin, except that the Fund may use short-term credit for the clearance of the Fund’s transactions.  Initial and variation margin payments in connection with futures contracts and options on futures contracts do not constitute purchasing securities on margin.

3.  Illiquid Securities

Invest more than 15% of its net assets in illiquid assets such as:  (1) securities that cannot be disposed of within seven days at their then-current value; (2) repurchase agreements not entitling the holder to payment of principal within seven days; and (3) securities subject to restrictions on the sale of the securities to the public without registration under the 1933 Act that are not readily marketable, but the Fund may treat certain restricted securities as liquid pursuant to guidelines adopted by the Board.

4.  Securities of Investment Companies

Invest in the securities of any investment company, except to the extent permitted by the 1940 Act.

5.  Pledging of Assets

Under the 1940 Act, the Fund is permitted to borrow up to 5% of its total assets from any person for temporary purposes and may also borrow from banks, provided that if borrowings exceed 5% of total assets, the Fund must have assets totaling at least 300% of the borrowing when the amount of the borrowing is added to the Fund’s other assets.  Therefore, the Fund may borrow, in the aggregate, from banks and others, amounts up to 33 ⅓ % of its total assets (including those assets represented by the borrowing).  If the Fund were required to pledge assets to secure a borrowing, it could pledge no more than 33 ⅓ % of its assets.

Board of Trustees, Management and Service Providers

A.   Board of Trustees

The Trust is governed by its Board of Trustees.  The Board is responsible for and oversees the overall management and operations of the Trust and the Fund, which includes the general oversight and review of the Fund’s investment activities, in accordance with federal law, Delaware law and the stated policies of the Fund.  The Board oversees the Trust’s officers and service providers, including the Advisor, who is responsible for the management of the day-to-day operations of the Fund based on policies and agreements reviewed and approved by the Board.  In carrying out these responsibilities, the Board regularly interacts with and receives reports from senior personnel of service providers and the Trust’s Chief Compliance Officer (“CCO”).  The Board also is assisted by the Trust’s independent auditor (who reports directly to the Trust’s Audit Committee), independent counsel and other experts as appropriate, all of whom are selected by the Board.

Board Structure and Related Matters .   Board members , who are Independent T rustees, constitute at least two-thirds of the Board.  J. Michael Parish, an Independent Trustee, serves as Independent Chair of the Board.  The Independent Chair’s responsibilities include setting an agenda for each meeting of the Board , presiding at all meetings of the Board and Independent T rustees and serving as a liaison with other trustees, the Trust’s officers, other management personnel and counsel to the Fund.  The Independent Chair also performs such other duties as the Board may from time to time determine.

The trustees discharge their responsibilities collectively as a Board, as well as through Board committees, each of which operates pursuant to a charter or procedures approved by the Board that delineates the specific responsibilities of that committee.  The Board has established four standing committees:  the Audit Committee, the Nominating Committee, the

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Valuation Committee and the Qualified Legal and Compliance Committee.  The members and responsibilities of each Board committee are summarized below on page 13 .

The Board periodically evaluates its structure and composition as well as various aspects of its operations.  The Board believes that its leadership structure, including its Independent Chair position and its committees, is appropriate for the Trust in light of, among other factors, the asset size and nature of the Fund, the number of funds overseen by the Board, the arrangements for the conduct of the Fund’s operations, the number of trustees and the Board’s responsibilities.  On an annual basis, the Board conducts a self-evaluation that considers, among other matters, whether the Board and its committees are functioning effectively and whether, given the size and composition of the Board and each if its committees, the trustees are able to oversee effectively the number of funds in the complex.

The Board holds four regularly scheduled in-person meetings and schedules four telephonic meetings each year.  The Board may hold special meetings, as needed, either in person or by telephone, to address matters arising between regular meetings.  The Independent Trustees also hold at least one in-person meeting each year during a portion of which management is not present and may hold special meetings, as needed, either in person or by telephone.

The trustees are identified in the table below, which provides information as to their principal business occupations held during the last five years and certain other information.  Each trustee serves until his or her death, resignation or removal and or replacement.  The address for all trustees and officers is c/o Atlantic Fund Services , Three Canal Plaza, Suite 600, Portland, Maine 04101.  Each trustee oversees twenty series of the Trust.  Mr. John Y. Keffer is considered an interested trustee due to his affiliation with Atlantic.  Mr. Keffer is also an interested director of the Wintergreen Fund, Inc., another registered open-ended investment company.

Name and Year of Birth	Position with the Trust	Length of Time Served	Principal Occupation(s) and Other Directorships During Past Five Years
Independent Trustees
J. Michael Parish Born: 1943	Chairman of the Board; Trustee; Chairman, Nominating Committee and Qualified Legal Compliance Committee	Since 1989 (Chairman since 2004)	Retired since 2003.
Costas Azariadis Born: 1943	Trustee; Chairman , Valuation Committee	Since 1989	Professor of Economics, Washington University since 2006; Professor of Economics, University of California–Los Angeles 1992–2006.
James C. Cheng Born: 1942	Trustee; Chairman, Audit Committee	Since 1989	President, Technology Marketing Associates (marketing company for small- and medium-sized businesses in New England) since 1991.
Interested Trustee
John Y. Keffer1 Born: 1942	Trustee ; Vice Chairman	Since 1989	Chairman, Atlantic since 2008; President, Forum Foundation (charitable organization) since 2005; President, Forum Trust, LLC (non-depository trust company chartered in the State of Maine) since 1997.
1 Since 1997, John Y.  Keffer has been president and an owner of Forum Trust, LLC.  Prior to January 1, 2010, Atlantic was a wholly-owned subsidiary of Forum Trust, LLC. Effective January 1, 2010, Atlantic became a wholly - owned subsidiary of Forum Holdings Corp., a Delaware corporation that is wholly owned by Mr. Keffer.

In addition to the information set forth in the table above, each trustee possesses other relevant qualifications, experience, attributes or skills.  The following provides additional information about these qualifications and experience.

J. Michael Parish:  Mr. Parish has experience as a business attorney and long-time member of a law firm; service on the board of the foundation Hackensack Riverkeeper, Inc., and a private university; and multiple years of service as a trustee and as Independent Chair.  Mr. Parish also served as a trustee of Monarch Funds, a Massachusetts business trust and open-end management investment company, from 2003 to 2009.

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Costas Azariadis:  Mr. Azariadis has extensive experience with finance and economics, having served as a professor of economics at various top universities and a member of the various committees of the governing bodies of universities, and multiple years of service as a trustee.  Mr. Azariadis also served as a trustee of Monarch Funds from 2003 to 2009.

James C. Cheng:  Mr. Cheng has organizational experience as chairman and chief executive officer of a private marketing company; experience as a co-founder of an information technology firm; experience as a consultant; and multiple years of service as a trustee.  Mr. Cheng also served as a trustee of Monarch Funds from 2003 to 2009.

John Y. Keffer:  Mr. Keffer has extensive experience in the investment management industry, including organizational experience as chairman and chief executive officer of a fund service provider; and multiple years of service as a trustee.  Mr. Keffer also served as a trustee of Monarch Funds from 2003 to 2009 and continues to serve as an interested director of Wintergreen Fund, Inc., another registered open-end investment company.

Risk Oversight. Consistent with its responsibility for oversight of the Trust and the Fund, the Board oversees the management of risks relating to the administration and operation of the Trust and the Fund.  The Advisor, as part of its responsibilities for the day-to-day operations of the Fund, is responsible for day-to-day risk management.  The Board, in the exercise of its reasonable business judgment, also separately considers potential risks that may impact the Fund.  The Board performs this risk management oversight directly and, as to certain matters, through its committees as described below and through the Independent Trustees.  The following provides an overview of the principal, but not all, aspects of the Board’s oversight of risk management for the Trust and the Fund.

In general, the Fund’s risks include, among others, investment risk, valuation risk, compliance risk and operational risk.  The Board has adopted, and periodically reviews, policies and procedures designed to address these and other risks to the Trust and the Fund.  In addition, under the general oversight of the Board, the Advisor and other service providers have themselves adopted a variety of policies, procedures and controls designed to address particular risks.  Different processes, procedures and controls are employed with respect to different types of risks.  Further, the Advisor oversees and regularly monitors the investments, operations and compliance of the Fund’s investments.

The Board also oversees risk management for the Trust and the Fund through review of regular reports, presentations and other information from officers of the Trust and other persons.  Senior officers of the Trust, senior officers of the Advisor and the Trust’s CCO regularly report to the Board on a range of matters, including those relating to risk management.  In this regard, the Board periodically receives reports regarding other service providers to the Trust, either directly or through the CCO.  On at least a quarterly basis, the Independent Trustees meet with the CCO to discuss matters relating to the Fund’s compliance program.  Further, at least annually, the Board receives a report from the CCO regarding the effectiveness of the Fund’s compliance program.

The Board also regularly receives reports from the Advisor with respect to the investments and securities trading of the Fund.  For example, typically, the Board receives reports, presentations and other information from the Advisor on at least an annual basis in connection with the Board’s consideration of the renewal of the Fund’s advisory agreement with the Advisor .  Also, if applicable, the Board receives reports from the Advisor and other service providers in connection with the Board’s consideration of the renewal of any distribution plan of the Fund under Rule 12b-1 under the 1940 Act .   Senior officers of the Trust and senior officers of the Advisor also report regularly to the Valuation and Audit Committees on valuation matters, internal controls and accounting and financial reporting policies and practices.  In addition, the Audit Committee receives regular reports from the Trust’s independent auditors on internal control and financial reporting matters.

Trustee Ownership in the Fund and Other Series of the Trust

Trustee	Dollar Range of Beneficial Ownership in the Fund as of December 31, 20 1 0	Aggregate Dollar Range of Beneficial Ownership as of December 31, 20 1 0 in all Funds Overseen by Trustee in the Trust
Independent Trustees
Costas Azariadis	None	None
James C. Cheng	None	None
J. Michael Parish	None	Over $100,00 0
Interested Trustee
John Y. Keffer	None	$10,001 - $50,000

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B. Principal Officers of the Trust

The officers of the Trust conduct and supervise its daily business.  As of the date of this SAI, the officers of the Trust, their year of birth, their business address and their principal occupations during the past five years are as set forth below.  Unless otherwise indicated, the address of each officer is c/o Atlantic Fund Services, Three Canal Plaza, Suite 600, Portland, Maine 04101.

Name and Year of Birth	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
Stacey E. Hong Born: 1966	President; Principal Executive Officer	Since 2008	President, Atlantic since 2008; Director, Consulting Services, Foreside Fund Services, 2007; Elder Care, 2005-2006.
Karen Shaw Born: 1972	Treasurer; Principal Financial Officer	Since 2008	Senior Manager, Atlantic since 2008; Section Manager/Vice President, Enterprise Support Services, Citigroup, 2003-2008.
David Faherty Born: 1970	Vice President	Since 2009	Senior Counsel, Atlantic since 2009; Vice President, Citi Fund Services Ohio, Inc., 2007-2009; Associate Counsel, Investors Bank & Trust Co., 2006-2007.
Michael J. McKeen Born: 1971	Vice President	Since 2009	Senior Manager, Atlantic since 2008; Vice President, Citigroup, 2003-2008.
Joshua LaPan Born: 1973	Vice President	Since 2009	Manager, Atlantic since 2008; Vice President, Citigroup, 2003-2008.
Timothy Bowden Born: 1969	Vice President	Since 2009	Manager, Atlantic since 2008; Vice President, Citigroup, 2005-2008.
Lina Bhatnagar Born: 1971	Secretary	Since 2008	Senior Administration Specialist, Atlantic since 2008; Regulatory Administration Specialist, Citigroup, 2006-2008.

C.  Ownership of Securities of the Advisor and Related Companies

As of December 31, 20 1 0, no I ndependent Trustee ( or any of his immediate family members ) owned beneficially or of record securities of any Trust investment advisor, its principal underwriter, or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with any Trust investment advisor or principal underwriter.

D.  Information Concerning Trust Committees

Audit Committee. The Trust’s Audit Committee, which meets when necessary, consists of Messrs. Azariadis, Cheng and Parish, constituting all of the I ndependent Trustees.  Pursuant to a charter adopted by the Board, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Trust.  It is directly responsible for the appointment, termination, compensation and oversight of work of the independent auditors to the Trust.  In so doing, the Committee reviews the methods, scope and results of the audits and audit fees charged and reviews the Trust’s internal accounting procedures and controls.  During the year ended December 31, 20 10 , the Audit Committee met four times.

Nominating Committee. The Trust’s Nominating Committee, which meets when necessary, consists of Messrs. Azariadis, Cheng and Parish, constituting all of the Independent Trustees.  Pursuant to a charter adopted by the Board, the Nominating Committee is charged with the duty of nominating all t rustees and committee members and presenting these nominations to the Board.  The Nominating Committee will not consider nominees for t rustees recommended by security holders.  During the year ended December 31, 2010 , the Nominating Committee did not meet.

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Valuation Committee. The Trust’s Valuation Committee, which meets when necessary, consists of Mr. Azariadis,Cheng, Keffer or Parish, the President or the Treasurer, a representative of the Fund Accountant and, if needed, a portfolio manager or a senior representative of the investment advisor to the Trust series holding securities that require fair valuation.  Pursuant to the Trust’s Pricing and Valuation Procedures, the Valuation Committee oversees the pricing of the Fund’s shares and the activities of the Fund Accountant and the Advisor in connection with valuation of the Fund’s portfolio securities; selects from time to time, subject to approval by the Board, independent pricing services to provide a market value or fair value of any portfolio security approved by the Board; makes and monitors fair value determinations pursuant to these procedures; and carries out any other supervisory functions delegated to it by the Board relating to the valuation of Fund portfolio securities.  During the year ended December 31, 20 10 , the Valuation Committee met 145 times.

Qualified Legal Compliance Committee. The Qualified Legal Compliance Committee (the “QLCC”), which meets when necessary, consists of Messrs. Azariadis, Cheng and Parish, constituting all of the I ndependent Trustees.  The QLCC evaluates and recommends resolutions to reports from attorneys servicing the Trust regarding evidence of material violations of applicable federal and state law or the breach of fiduciary duties under applicable f ederal and state law by the Trust or an employee or agent of the Trust.  During the year ended December 31, 20 10 , the QLCC did not meet.

E.  Compensation of Trustees and Officers

Each trustee is paid an annual fee of $4 5 ,000 for service to the Trust.  The Chairman of the Board is paid an annual fee of $6 6 ,000.  In addition, the Chairman receives a monthly stipend of $500 to cover certain expenses incurred in connection with his duties to the Trust.  The t rustees and Chairman may receive additional fees for special Board meetings.  Each t rustee is also reimbursed for all reasonable out-of-pocket expenses incurred in connection with his duties as a t rustee, including travel and related expenses incurred in attending Board meetings.  No officer of the Trust is compensated by the Trust, but officers are reimbursed for travel and related expenses incurred in attending Board meetings held outside of Portland, Maine.

The following table sets forth the fees paid to each t rustee by the Fund and the Trust for the fiscal year ended December 31, 20 10 :

Trustee	Compensation from the Fund	Pension or Retirement Benefits	Total Compensation from the Trust
John Y. Keffer	$0	N/A	$0
Costas Azariadis	$481	N/A	$40,500
James C. Cheng	$481	N/A	$41,000
J. Michael Parish	$722	N/A	$61,500

F.  Investment Advisor

Services of Advisor.  The Advisor serves as investment advisor to the Fund pursuant to an investment advisory agreement with the Trust (the “Advisory Agreement”).  Under the Advisory Agreement, the Advisor furnishes , at its own expense , all services, facilities and personnel necessary in connection with managing the Fund’s investments and effecting portfolio transactions for the Fund.   The Advisor may compensate brokers or other service providers (“Financial Intermediaries”) out of its own assets, and not as additional charges to the Fund, in connection with the sale and distribution of shares of the Fund and/or servicing of these shares.

Ownership of Advisor.  Spears Abacus Advisors LLC is a Delaware limited liability company controlled by affiliates of William G. Spears and Robert M. Raich (each a “Portfolio Manager”).

Information Concerning Accounts Managed by Portfolio Managers

As of December 31 , 2010, the Portfolio Managers acted as portfolio managers for 31 8 accounts, including the Fund, with assets totaling approximately $ 929 million.  Also as of that date, Messrs. Spears and Raich did not manage any pooled investment vehicles or registered investment companies other than the Fund.  The Fund pays the Advisor a fee based on assets under management and does not pay a fee based on performance.

Conflicts of Interest

Actual or apparent conflicts of interest may arise when a p ortfolio m anager has day-to-day management responsibilities with respect to more than one fund or other account.  More specifically, a p ortfolio m anager s who manages multiple

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 funds and/or other accounts may be presented with the following conflicts:

•
The management of multiple client accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account.  The Advisor seeks to manage such competing interests for the time and attention of the portfolio managers by having the portfolio managers focus on a particular investment discipline.  Most other accounts managed by a portfolio manager are managed using the same investment discipline that is used in connection with the management of the Fund.

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If a p ortfolio m anager identifies a limited investment opportunity that may be suitable for more than one account, the Fund may be unable to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts.  To deal with these situations, the Advisor and the Fund ha ve adopted procedures for allocating portfolio transactions across multiple accounts.

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With respect to securities transactions for the Fund, the Advisor determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction.  However, with respect to certain other accounts (such as other pooled investment vehicles that are not registered mutual funds and other accounts managed for organizations and individuals), the Advis o r may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker.  In these cases, the Advisor may place separate, non-simultaneous transactions for the Fund and another account that may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other account.

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Finally, the appearance of a conflict of interest may arise if the Advis or has an incentive, such as a performance-based management fee, which relates to the management of one fund or account but not all funds and accounts with respect to which a portfolio manager has day-to-day management responsibilities.

The Advisor and the Fund have compliance procedures that are designed to address these types of conflicts.  However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Information Concerning Compensation of Portfolio Managers.  The p ortfolio m anagers receive a fixed salary and a discretionary bonus.  Discretionary bonuses are based on the profitability of the Advisor.  All compensation is paid by the Advisor.

Portfolio Managers Ownership in the Fund

Portfolio Manager	Dollar Range of Beneficial Ownership in the Fund as of December 31, 20 1 0
William G. Spears	Over $1,000,000
Robert M. Raich	$ 10 0,001 - $ 5 00,000

Fees.  The Advisor’s fee is calculated as a percentage of the Fund’s average daily net assets.  The fee, if not reduced or reimbursed, is accrued daily by the Fund and is assessed based on average net assets for the previous month.  The Advisor’s fee is paid monthly based on average net assets for the prior month.

In addition to receiving its advisory fee from the Fund, the Advisor may also act and be compensated as an investment manager for its clients with respect to assets they have invested in the Fund.  If a client has a separately managed account with the Advisor with assets invested in the Fund, the Advisor will not charge a separate management fee on the account with respect to those assets.

Table 1 in Appendix B shows the dollar amount of the fees payable by the Fund to the Advisor, the amount of fees reduced or reimbursed by the Advisor and the actual fees retained by the Advisor.  The data presented are for the life of the Fund.

Advisory Agreement. The Advisor is not affiliated with Atlantic or any company affiliated with Atlantic.  The Advisory Agreement remains in effect for a period of two years from the date of its effectiveness.  Subsequently, the Advisory Agreement must be approved at least annually by the Board or a majority vote of the shareholders, and in either case by a majority of the trustees who are not parties to the Advisory Agreement or interested persons of any such party (other than as trustees).

The Advisory Agreement is terminable without penalty by the Trust with respect to the Fund on 60 days’ written notice when authorized either by vote of the Fund’s shareholders or by a majority vote of the Board, or by the Advisor on not more than 60 days’ (but not less than 30 days’) written notice to the Trust.  The Advisory Agreement terminates immediately upon assignment.

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Under the Advisory Agreement, the Advisor is not liable for any error of judgment or mistake of law, except for willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Advisory Agreement.

G.  Distributor

Distribution Services. The Distributor (also known as the principal underwriter) of the shares of the Fund is located at Three Canal Plaza, Portland, Maine 04101.  The Distributor is a registered broker-dealer and is a member of the Financial Industry Regulatory Authority , Inc. (“FINRA”).

Under a Distribution Agreement with the Trust dated March 31, 2009, the Distributor acts as the agent of the Trust in connection with the continuous offering of shares of the Fund.  The Distributor continually distributes shares of the Fund on a best-efforts basis.  The Distributor has no obligation to sell any specific quantity of Fund shares.  The Distributor and its officers have no role in determining investment policies or which securities are to be purchased or sold by the Trust.

The Distributor may enter into agreements with selected broker-dealers, banks or other financial intermediaries for distribution of shares of the Fund.  With respect to certain financial intermediaries and related Fund “supermarket” platform arrangements, the Fund and/or the Advis o r, rather than the Distributor, typically enter into such agreements.  These financial intermediaries may charge a fee for their services and may receive shareholder service or other fees from parties other than the Distributor.  These financial intermediaries may otherwise act as processing agents and are responsible for promptly transmitting purchase, redemption and other requests to the Fund.

Investors who purchase shares through financial intermediaries will be subject to the procedures of those intermediaries through whom they purchase shares, which may include charges, investment minimums, cutoff times and other restrictions in addition to, or different from, those listed herein.  Information concerning any charges or services will be provided to customers by the financial intermediary through which they purchase shares.  Investors purchasing shares of the Fund through financial intermediaries should acquaint themselves with their intermediary’s procedures and should read the Prospectus in conjunction with any materials and information provided by their intermediary.  The financial intermediary, and not its customers, will be the shareholder of record, although customers may have the right to vote shares depending upon their arrangement with the intermediary.  The Distributor does not receive compensation from the Fund for its distribution services except the distribution/service fees with respect to the shares of those classes for which a Rule 12b-1 Plan is effective.  The Advisor pays the Distributor a fee for distribution-related services.

Distribution Plan.  The Trust has adopted a Rule 12b-1 plan under which the Fund is authorized to pay to the Distributor or any other entity approved by the Board , including the Advisor (collectively, “payees”), as compensation for the distribution-related and/or shareholder services provided by such entities, an aggregate fee equal to 0.25% of the average daily net assets of the Fund.  The payees may pay any or all amounts received under the Rule 12b-1 plan to other persons for any distribution or service activity conducted on behalf of the Fund.  The Fund has waived payments under its Rule 12b-1 plan until further notice.  The Fund may remove the waiver and make payments under the Rule 12b-1 plan at any time, subject to Board approval.

The plan provides that payees may incur expenses for distribution and service activities including , but not limited to (1) any sales, marketing and other activities primarily intended to result in the sale of the Fund’s shares and (2) providing services to holders of shares related to their investment in the Fund, including without limitation providing assistance in connection with responding to shareholder inquiries regarding the Fund’s investment objective, policies and other operational features and inquiries regarding shareholder accounts.  Expenses for such activities include compensation to employees and expenses, including overhead and telephone and other communication expenses, of a payee who engages in or supports the distribution of Fund ’s shares or who provides shareholder servicing such as responding to the Fund’s shareholder inquiries regarding the Fund’s operations; the incremental costs of printing (excluding typesetting) and distributing prospectuses, statements of additional information, annual reports and other periodic reports for use in connection with the offering or sale of the Fund’s shares to any prospective investors; and the costs of preparing, printing and distributing sales literature and advertising materials used by the Distributor, the Advisor or others in connection with the offering of the Fund’s shares for sale to the public.

The plan requires the payees to prepare and submit to the Board , at least quarterly, and the Board to review, written reports setting forth all amounts expended under the plan and identifying the activities for which those expenditures were made.  The plan obligates the Fund to compensate the Distributor for services and not to reimburse it for expenses incurred.

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The Rule 12b-1 plan provides that it will remain in effect for one year from the date of its adoption and thereafter will continue in effect provided it is approved at least annually by the shareholders or by the Board, including a majority of the I ndependent Trustees.  The plan further provides that it may not be amended to materially increase the costs that the Trust bears for distribution and shareholder servicing pursuant to the plan without approval by the shareholders and that other material amendments of the plan must be approved by the I ndependent Trustees.  The plan may be terminated with the respect to the Fund at any time by the Board, by a majority of the I ndependent Trustees or by the shareholders of the Fund.

H.  Other Fund Service Providers

Administrator, Fund Accountant, Transfer Agent and Compliance Services

Atlantic and its subsidiaries provide administration and fund accounting and transfer agency services to the Fund.  Atlantic is a subsidiary of Forum Holdings Corporation.  John Y. Keffer, a t rustee, is the Chairman of Atlantic and is also the founder and owner of Forum Holdings Corp. , the parent entity of Atlantic.

Pursuant to the Atlantic Services Agreement dated April 20, 2007 (the “Services Agreement”), the Fund pays Atlantic a bundled fee for administration, fund accounting and transfer agency services at an annual rate of 0.12% on the first $150 million in Fund assets, 0.075% on the next $150 million in Fund assets, 0.05% on the next $300 million in Fund assets, 0.03% on the next $400 million in Fund assets and 0.02% on Fund assets exceeding $1 billion.  The base fee is subject to an annual minimum of $135,000.  The Fund also pays Atlantic certain surcharges and shareholder account fees.  The fee is accrued daily by the Fund and is paid monthly based on the average net assets, transactions and positions for the previous month.

As administrator, Atlantic administers the Fund’s operations with respect to the Fund, except those that are the responsibility of any other service provider hired by the Trust, all in such manner and to such extent as may be authorized by the Board.  The Administrator’s responsibilities include, but are not limited to , (1) overseeing the performance of administrative and professional services rendered to the Fund by others, including its custodian, transfer agent and dividend disbursing agent , as well as legal, auditing, shareholder servicing and other services performed for the Fund; (2) preparing for filing and filing certain regulatory filings (i.e., registration statements and semi-annual reports) subject to Trust counsel and/or independent auditor oversight; (3) overseeing the preparation and filing of the Fund’s tax returns, the preparation of financial statements and related reports to the Fund’s shareholders, the SEC and state and other securities administrators; (4) providing the Fund with adequate general office space and facilities and provide persons suitable to the Board to serve as officers of the Trust; (5) assisting the Advisor in monitoring Fund holdings for compliance with Prospectus investment restrictions and in the preparation of periodic compliance reports; and (6) with the cooperation of the Advisor, the officers of the Trust and other relevant parties, preparing and disseminating materials for meetings of the Board.

As fund accountant, Atlantic provides fund accounting services to the Fund.  These services include calculating the NAV.

The Services Agreement continues in effect until terminated, so long as its continuance is specifically approved or ratified with such frequency and in such manner as required by applicable law.  The Services Agreement is terminable with or without cause and without penalty by the Trust or the Administrator on 120 days’ written notice to the other party.  The Services Agreement is also terminable for cause by the non-breaching party on at least 60 days’ written notice to the other party, provided that such party has not cured the breach within that notice period.  Under the Services Agreement, Atlantic is not liable to the Fund or the Fund’s shareholders for any act or omission, except for willful misfeasance, bad faith or negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Services Agreement.   The Services Agreement also provides that Atlantic will not be liable to a shareholder for any loss incurred due to a NAV difference if such difference is less than or equal to 0.5% or less than or equal to $25.00. In addition, Atlantic is not liable for the errors of others, including the companies that supply security prices to Atlantic and the Fund.

Atlantic serves as transfer agent and distribution paying agent for the Fund.  Atlantic is registered as a transfer agent with the Office of Comptroller of the Currency.   The Transfer Agent and distribution paying agent maintains an account for each shareholder of record of the Fund and is responsible for processing purchase and redemption requests and for paying distributions to shareholders of record.

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Table 2 in Appendix B shows the dollar amount of the fees payable by the Fund to Atlantic for administrative services, the amount of the fees waived by Atlantic for administration services and the actual fees retained by Atlantic under the Services Agreement.  The data presented are for the life of the Fund.

Atlantic provides a Principal Executive Officer (a “PEO”), a Principal Financial Officer (a “PFO” and, with the PEO, the “Certifying Officers”), a Chief Compliance Officer (a “CCO”), and an Anti-Money Laundering Compliance Officer (“AMLCO”) to the Fund, as well as certain additional compliance support personnel (the services provided being collectively, “Compliance Services”), pursuant to a Compliance Services Agreement dated June 1, 2008 (the “Compliance Services Agreement”).

For making available the CCO, the AMLCO and the Certifying Officers, and for providing the Compliance Services, Atlantic receives a fee from the Fund equal to (1) $ 20,000 (allocated equally to all Trust series for which the Advisor provides management services) and (2) $5,000 per Fund .

The Compliance Services Agreement continues in effect until terminated.  The Compliance Services Agreement is terminable with or without cause and without penalty by the Board of the Trust or by Atlantic on 60 days’ written notice.  Notwithstanding the foregoing, the provisions of the Compliance Services Agreement related to CCO s ervices , may be terminated at any time by the Board, effective upon written notice to the CCO and the Certifying Officers, without the payment of any penalty.

Under the Compliance Services Agreement, (1) Atlantic is not liable to the Fund or the Fund’s shareholders for any act or omission, and (2) Atlantic and certain related parties (the “Atlantic Indemnitees”) are indemnified by the Fund against any and all claims and expenses related to an Atlantic Indemnitee’s actions or omissions, except clauses (1) and (2), for willful misfeasance, bad faith or negligence in the performance of Atlantic’s duties or by reason of reckless disregard of its obligations and duties under the Compliance Services Agreement.

Table 3 in Appendix B shows the dollar amount of the fees payable by the Fund to Atlantic for Compliance Services, the amount of the fees waived by Atlantic and the actual fees retained by Atlantic.  The data presented are for the life of the Fund.

Custodian

Union Bank, N.A. is the custodian for the Fund and safeguards and controls the Fund’s cash and securities, determines income and collects interest on Fund investments.  The Custodian may employ subcustodians to provide custody of the Fund’s domestic and foreign assets.  The Custodian is located at 350 California Street, San Francisco, California 94104.

Legal Counsel

K&L Gates LLP, 1601 K Street, N.W., Washington, DC 20006, serves as legal counsel to the Trust.

Independent Registered Public Accounting Firm

BBD, LLP (“BBD”), 1835 Market Street, 26th Floor, Philadelphia, Pennsylvania 19103, is the independent registered public accounting firm for the Fund and provides audit and tax services.  BBD audits the annual financial statements of the Fund and provides the Fund with an audit opinion.  BBD also reviews certain regulatory filings of the Fund.

Portfolio Transactions

A.  How Securities are Purchased and Sold

Purchases and sales of portfolio securities that are fixed-income securities (for instance, money market instruments and bonds, notes and bills) are usually principal transactions.  In a principal transaction, the party from which the Fund purchases or to which the Fund sells is acting on its own behalf (and not as the agent of some other party such as its customers).  These securities normally are purchased directly from the issuer or from an underwriter or market maker for the securities.  There usually are no brokerage commissions paid for these securities.

Purchases and sales of portfolio securities that are equity securities (for instance , common stock and preferred stock) are generally effected (1) if the security is traded on an exchange, through brokers that charge commissions , and (2) if the security is traded in the over-the-counter markets, in a principal transaction directly from a market maker.  In transactions on stock exchanges, commissions are negotiated.  When transactions are executed in an over-the-counter market, the

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Advisor will seek to deal with the primary market makers, but when necessary in order to obtain best execution, the Advisor will utilize the services of others.

Purchases of securities from underwriters include a disclosed fixed commission or concession paid by the issuer to the underwriter, and prices of securities purchase d from dealers serving as market makers include the spread between the bid and asked price.

In the case of fixed-income and equity securities traded in the over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup.

B.  Commissions Paid

Table 4 in Appendix B shows the aggregate brokerage commissions paid by the Fund, as well as aggregate commissions paid to any affiliate of the Fund or the Advisor.  The data presented are for the life of the Fund.

C.  Advisor Responsibility for Purchases and Sales and Choosing Broker-Dealers

The Advisor places orders for the purchase and sale of securities with broker-dealers selected by and at the discretion of the Advisor.  The Fund does not have any obligation to deal with a specific broker or dealer in the execution of portfolio transactions.  Allocations of transactions to brokers and dealers and the frequency of transactions are determined by the Advisor in its best judgment and in a manner deemed to be in the best interest of the Fund rather than by any formula.

The Advisor seeks “best execution” for all portfolio transactions.  This means that the Advisor seeks the most favorable price and execution available.  The Fund may not always pay the lowest commission or spread available.  Rather, in determining the amount of commissions (including certain dealer spreads) paid in connection with securities transactions, the Advisor takes into account factors such as size of the order, difficulty of execution, efficiency of the executing broker’s facilities (including the research services described below) and any risk assumed by the executing broker.  The Advisor may also utilize a broker and pay a slightly higher commission if, for example, the broker has specific expertise in a particular type of transaction (due to factors such as size or difficulty) or it is efficient in trade execution.

The Advisor may also give consideration to brokerage and research services furnished by brokers to the Advisor and may cause the Fund to pay these brokers a higher amount of commission than may be charged by other brokers.  Research is designed to augment the Advisor’s own internal research and investment strategy capabilities.  This research may include reports that are common in the industry such as industry research reports and periodicals, quotation systems, software for portfolio management and formal databases.  Typically, the research will be used to service all of the Advisor’s accounts, although a particular client may not benefit from all the research received on each occasion.  The Advisor’s fees are not reduced by reason of the Advisor’s receipt of research services.  Since most of the Advisor’s brokerage commissions for research are for economic research on specific companies or industries, and since the Advisor follows a limited number of securities, most of the commission dollars spent for industry and stock research directly benefit the Advisor’s clients and the Fund’s investors.

D .  Counterparty Risk

The Advisor monitors the creditworthiness of counterparties to the Fund’s transactions and intends to enter into a transaction only when it believes that the counterparty presents minimal and appropriate credit risk.

E .  Other Accounts of the Advisor

Investment decisions for the Fund are made independently from those for any other account or investment company that is or may in the future become advised by the Advisor or its affiliates.  Investment decisions are the product of many factors, including basic suitability for the particular client involved.  Likewise, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time.  Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security.  In some instances, with required consents, one client may sell a particular security to another client.  In addition, two or more clients may simultaneously purchase or sell the same security, in which event each day’s transactions in such security are, insofar as is possible, averaged as to price and allocated between such clients in a manner which, in the Advisor’s opinion, is in the best interest of the affected accounts and is equitable to each and in accordance with the amount being purchased or sold by each.  There may be circumstances when purchases or sales of a portfolio security for one client could have an adverse effect on another client that has a position in that security.  In addition, when purchases or sales of the same security for the Fund and other client accounts managed by the Advisor occurs contemporaneously, the

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purchase or sale orders may be aggregated in order to obtain any price advantages available to large denomination purchases or sales.

F .  Portfolio Turnover

The frequency of portfolio transactions of the Fund (also called the portfolio turnover rate) will vary from year to year depending on many factors.  From time to time, the Fund may engage in active short-term trading to take advantage of price movements affecting individual issues, groups of issues or markets.  An annual portfolio turnover rate of 100% would occur if all of the securities in the Fund were replaced once in a period of one year.  Higher portfolio turnover rates may result in increased brokerage costs to the Fund and a possible increase in short-term capital gains or losses.

Portfolio Turnover Rate is defined under the rules of the SEC as the value of the securities purchased or securities sold, excluding all securities whose maturities at time of acquisition were one year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with remaining maturities of less than one year, including options and futures contracts in which the Fund invests, are excluded from the calculation of portfolio turnover rate.

G .  Securities of Regular Broker-Dealers

From time to time the Fund may acquire and hold securities issued by its “regular broker-dealers” or the affiliates of those broker-dealers.  For this purpose, regular broker-dealers are the ten broker-dealers that:  (1) received the greatest amount of brokerage commissions during the Fund’s last fiscal year; (2) engaged in the largest amount of principal transactions for portfolio transactions of the Fund during the Fund’s last fiscal year; or (3) sold the largest amount of the Fund’s shares during the Fund’s last fiscal year.

During the fiscal year ended December 31, 20 10 , there were no regular broker-dealers of the Fund whose securities (or securities of the affiliates) were acquired.

H .  Portfolio Holdings

Portfolio holdings as of the end of the Fund’s annual and semi-annual fiscal periods are reported to the SEC on Form N-CSR within 10 days of the mailing of the annual or semi-annual report (typically no later than 70 days after the end of each period).  Portfolio holdings as of the end of the first and third fiscal quarters are reported to the SEC on Form N-Q within 60 days after the end of such period.  You may request a copy of the Fund’s latest semi-annual report to shareholders or a copy of the Fund’s latest Form N-Q which contains the Fund’s portfolio holdings by contacting the Transfer Agent at the address or phone number listed on the cover of this SAI.  You may also obtain a copy of the Fund’s latest Form N-CSR and Form N-Q by accessing the SEC’s website at www.sec.gov.

In addition, the Advisor may make publicly available, on at least a quarterly basis, information regarding the Fund’s top ten holdings (including name and percentage of the Fund’s assets invested in each such holding) and the percentage breakdown of the Fund’s investments by country, sector and industry, as applicable.  This information is made available through the Advisor’s website and is released within 15 days after the period ends.

The Fund’s nonpublic portfolio holdings information is received by certain service providers in advance of public release in the course of performing or enabling them to perform the contractual or fiduciary duties necessary for the Fund’s operations that the Fund has retained them to perform.  The Advisor has regular and continuous access to the Fund’s portfolio holdings.  In addition, the Administrator, the Custodian, the Distributor and the Fund Accountant , as well as independent auditors, proxy voting services, mailing services and financial printers, may have access to the Fund’s nonpublic portfolio holdings information on an ongoing basis.  The trustees, the Trust officers, legal counsel to the Trust and to the I ndependent Trustees , and the Fund’s independent registered public accounting firm may receive such information on an as-needed basis.

From time to time, nonpublic information regarding the Fund’s portfolio holdings may also be disclosed to certain mutual fund consultants, analysts, rating or ranking entities, or other entities or persons (“Recipients”) that have a legitimate business purpose in receiving such information.  Any disclosure of information more current than the latest publicly available nonpublic portfolio holdings information will be made only if a Trust officer determines that:  (1) the more current information is necessary for a Recipient to complete a specified task; (2) the Fund has a legitimate business purpose for the disclosing the information; and (3) the disclosure is in the best interests of the Fund and its shareholders.  Any Recipient , other than a ratings or ranking organization, receiving such information shall agree in writing to:  (1) keep the information confidential; (2) use it only for agreed-upon purposes; and (3) not trade or advise others to trade securities, including shares of the Fund, on the basis of the information.  Such confidentiality agreements entered into for

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the receipt of nonpublic information shall also provide, among other things, that the Recipient: (a) will limit access to the information to its employees and agents who are obligated to keep and treat such information as confidential; (b) will assume responsibility for any breach of the terms of the confidentiality agreement by its employees; and (c) upon request from the Trust, will return or promptly destroy the information.   Any recipient that is a ratings or ranking organization receiving such information must have in place control mechanisms to reasonably ensure or otherwise agree that, (1) the holdings information will be kept confidential, (2) no employee shall use the information to effect trading or for their personal benefit and (3) the nature and type of information that any employee, in turn, may disclose to third-parties is limited.   The Trust officer shall report to the Board at its next regularly scheduled Board meeting on the entering into of an agreement with a Recipient for the disclosure of nonpublic portfolio holdings information and shall include in the report the Trust officer’s reasons to permit such disclosure.

No compensation is received by the Fund, nor, to the Fund’s knowledge, paid to the Advisor or any other party in connection with the disclosure of the Fund’s portfolio holdings.  The codes of ethics of the Trust and the Advisor are intended to address, among other things, potential conflicts of interest arising from the misuse of information concerning the Fund’s portfolio holdings.  In addition, the Fund’s service providers may be subject to confidentiality provisions contained within their service agreements, codes of ethics, professional codes or other similar policies that address conflicts of interest arising from the misuse of such information.

The Fund’s portfolio holdings disclosure policy is subject to review by the Fund’s CCO, who will report the results of such review at least annually to the Board.  Any identified conflict between the interests of shareholders and those of another party resulting from the disclosure of nonpublic portfolio holdings information will be reported to the Board for appropriate action.

There is no assurance that the F und’s portfolio holdings disclosure policy will protect the F und against potential misuse of holdings information by individuals or firms in possession of that information.

Purchase and Redemption Information

A.  General Information

A shareholder may effect purchases or redemptions or request any shareholder privilege by contacting the Transfer Agent.  The Fund accepts orders for the purchase or redemption of shares on any weekday except days when the NYSE is closed.   Under unusual circumstances, the Fund may accept orders when the NYSE is closed if deemed appropriate by the Trust’s officers.

The shares of the Fund may not be available for sale in the state in which you reside.  Please check with your investment professional to determine the Fund’s availability.

B.  Additional Purchase Information

Shares of the Fund are sold on a continuous basis by the Distributor.  The Fund reserves the right to refuse any purchase request.

Fund shares are normally issued for cash only.  In the Advisor’s discretion, however, the Fund may accept portfolio securities that meet the investment objective and policies of the Fund as payment for Fund shares.  The Fund will only accept securities that (1) are not restricted as to transfer by law and are not illiquid and (2) have a value that is readily ascertainable (and not established only by valuation procedures) .

IRAs.   A ll contributions into an individual retirement account through the automatic investing service are treated as IRA contributions made during the year that the contribution is received.

UGMAs/UTMAs .   If the custodian’s name is not in the account registration of a gift or transfer to minor (“UGMA/UTMA”) account, the custodian must provide instructions in a manner indicating custodial capacity.

C .   Additional Redemption Information

You may redeem the Fund’s shares at NAV.

The Fund may redeem shares involuntarily to: (1) reimburse the Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder, or (2) to collect any charge relating to transactions effected for the benefit of a shareholder that is applicable to the Fund’s shares as provided in the Prospectus.

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Suspension of Right of Redemption.  The right of redemption may not be suspended, except for any period during which (1) the NYSE is closed (other than customary weekend and holiday closings) or the SEC determines that trading thereon is restricted , (2) an emergency (as determined by the SEC) exists in which disposal by the Fund of its securities is not reasonably practicable or in which it is not reasonably practicable for the Fund fairly to determine the value of its net assets or (3) the SEC has entered a suspension order for the protection of the shareholders of the Fund.

Redemption in Kind. Redemption proceeds normally are paid in cash.  If deemed appropriate and advisable by the Advisor, the Fund may satisfy a redemption request from a shareholder by distributing portfolio securities pursuant to procedures adopted by the Board.  The Trust has filed an election with the SEC pursuant to which the Fund may affect a redemption in portfolio securities if the particular shareholder is redeeming more than $250,000 or 1% of the Fund’s total net assets, whichever is less, during any 90-day period.

NAV Determination .   In determining the NAV, securities for which market quotations are readily available are valued at current market value using the valuation price provided by independent pricing service.  If no sale price is reported, the mean of the last bid and ask price is used.  If market quotations are not readily available, then securities are valued at fair value as determined by the Board (or its delegate).

Distributions .   Distributions of net investment income will be reinvested at the NAV (unless you elect to receive distributions in cash) as of the last day of the period with respect to which the distribution is paid.  Distributions of capital gain will be reinvested at the NAV (unless you elect to receive distributions in cash) on the payment date for the distribution.  Cash payments may be made more than seven days following the date on which distributions would otherwise be reinvested.

Taxation

The tax information set forth in the Prospectus and in this section relates solely to f ederal income tax law and assumes that the Fund qualifies for treatment as a regulated investment company under the law (as discussed below).   Such information is only a summary of certain key f ederal income tax considerations affecting the Fund and its shareholders and is in addition to the information provided in the Prospectus.  No attempt has been made to present a complete explanation of the f ederal tax treatment of the Fund or the tax implications to shareholders.  The discussions here and in the Prospectus are not intended as substitutes for careful tax planning.

This “Taxation” section is based on the Code in effect on the date hereof.  Future legislative or administrative changes or court decisions may significantly change the tax rules applicable to the Fund and its shareholders.  Any of these changes or court decisions may have a retroactive effect.

All investors should consult their own tax advisors as to the federal, state, local and foreign tax provisions applicable to them.

A.  Qualification as a Regulated Investment Company

The Fund intends , for each tax year , to qualify for treatment as a “regulated investment company” under the Code.  This qualification does not involve governmental supervision of management or investment practices or policies of the Fund.

The tax year-end of the Fund is December 31, which is the same as its fiscal year-end.

Meaning of Qualification

As a regulated investment company, the Fund will not be subject to f ederal income tax on the portion of its investment company taxable income (that is, interest, dividends, the excess of net short-term capital gain over net long-term capital loss es and other taxable ordinary income, net of expenses) and net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss es ) that it distributes to shareholders.  To continue to qualify for that treatment , the Fund must satisfy the following requirements:

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The Fund must distribute at least 90% of its investment company taxable income for each tax year (c ertain distributions made by the Fund after the close of its taxable year are considered distributions attributable to the previous tax year for purposes of satisfying this requirement ) .

•
The Fund must derive at least 90% of its gross income each taxable year from (1) dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities , foreign securities or

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foreign currencies, or other income (including gains from options, futures and forward contracts) derived from its business of investing in securities or foreign currencies and (2) net income from an interest in qualified publicly traded partnership (“QPTP”).

•
The Fund must satisfy the following asset diversification tests at the close of each quarter of the Fund’s taxable year:  (1) at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. Government Securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of its total assets in securities of the issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer, the equity securities of a QPTP being considered voting securities for these purposes); and (2) no more than 25% of the value of the Fund’s total assets may be invested in (a) the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), (b) the securities (other than the securities of other regulated investment companies) of two or more issuers that the Fund controls and that are engaged in the same, similar or related trades or businesses or (c) the securities of one or more QPTPs.

Failure to Qualify

If for any tax year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for dividends paid to shareholders, and the dividends will be taxable to the shareholders as ordinary income to the extent of the Fund’s current and accumulated earnings and profits.

Failure to qualify as a regulated investment company would have a negative impact on the Fund’s income and performance.  It is possible that the Fund will not qualify as a regulated investment company in any given tax year.

B.   Fund Distributions

The Fund anticipates distributing substantially all of its investment company taxable income for each tax year.  These distributions are taxable to a shareholder as ordinary income.  A portion of these distributions may qualify for the 70% dividends-received deduction for corporate shareholders.

A portion of the Fund’s distributions may be treated as “qualified dividend income,” taxable to individuals at a maximum federal income tax rate of 15% (0% for individuals in lower tax brackets) if paid on or before December 31, 2012 .  A distribution is treated as qualified dividend income by a shareholder to the extent that the Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations , provided that holding period and other requirements are met .  To the extent that the Fund’s distributions are attributable to other sources, such as interest or capital gains, the distributions are not treated as qualified dividend income.   The Fund’s distributions of dividends that it received from real estate investment trusts generally do not constitute “qualified dividend income.”

The Fund anticipates distributing substantially all of its net capital gain for each taxable year.  These distributions generally are made only once a year, usually in December, but the Fund may make additional distributions of net capital gain at any time during the year.  These distributions are taxable you as long-term capital gain, regardless of how long you have held your shares.  These distributions do not qualify for the dividends-received deduction or as qualified dividend income.

The Fund may have capital loss carryovers (unutilized capital losses from prior years).  These capital loss carryovers may be used for up to eight years to offset any current capital gain (whether short-term or long-term).   Starting with the Fund’s taxable year ending December 31, 2011, capital loss carryforwards will not expire, and capital loss carryforwards from that or later years will be used before capital loss carryforwards from prior years.   All capital loss carryovers are listed in the Fund’s financial statements.  Any such losses may not be carried back.

Distributions by the Fund that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital.  Return of capital distributions reduce your tax basis of your shares and are treated as gain from the sale of the shares to the extent that your basis would be reduced below zero.

Each distribution by the Fund will be treated in the manner described above regardless of whether the distribution is paid in cash or reinvested in additional shares of the Fund (or of another fund).  If you receive distribution s in the form of additional shares, you will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

23

When you purchase shares , their NAV may reflect undistributed net investment income or recognized capital gain or unrealized appreciation in the value of the assets of the Fund.   A d istribution of these amounts is taxable to you in the manner described above, although the distribution economically constitutes a return of capital to you.

Ordinarily, you are required to take distributions by the Fund into income in the year in which they are made.  A distribution declared in October, November or December of any year and payable to shareholders of record on a specified date in those months, however, is deemed to be paid by the Fund and received by you on December 31 of that year if the distribution is paid by the Fund in January of the following year.

The Fund in which you invest will send you information annually as to the federal income tax consequences of distributions made (or deemed made) during the year.

C.  Certain Tax Rules Applicable to the Fund’s Transactions

For federal income tax purposes, when put and call options purchased by the Fund expire unexercised, the premiums paid by the Fund give rise to short-term or long-term capital losses at the time of expiration (depending on the length of the respective exercise periods for the options).  When put and call options written by the Fund expire unexercised, the premiums received by the Fund give rise to short-term capital gains at the time of expiration.  When the Fund exercises a call, the purchase price of the underlying security is increased by the amount of the premium paid by the Fund.  When the Fund exercises a put, the proceeds from the sale of the underlying security are decreased by the premium paid.  When a put or call written by the Fund is exercised, the purchase price ( or the selling price in the case of a call) of the underlying security is decreased ( or increased in the case of a call) for tax purposes by the premium received.

Certain listed options, regulated futures contracts and foreign currency contracts are considered “Section 1256 contracts” for federal income tax purposes.  Section 1256 contracts held by the Fund at the end of each tax year are marked to market and treated for f ederal income tax purposes as though sold for fair market value on the last business day of the tax year.  Gains or losses realized by the Fund on Section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses.  The Fund may elect to exempt its Section 1256 contracts that are part of a mixed straddle (as described below) from the application of Section 1256 of the Code.

Any option, futures contract, forward contract or other position entered into or held by the Fund in conjunction with any other position held by the Fund may constitute a “straddle” for federal income tax purposes.  A straddle of which at least one, but not all, of the positions are Section 1256 contracts may constitute a “mixed straddle.”  In general, straddles are subject to certain rules that may affect the amount, character and timing of the Fund’s gains and losses with respect to straddle positions by requiring, among other things, that:  (1) any loss realized on disposition of one position of a straddle may not be recognized to the extent that the Fund has unrealized gains with respect to the other position in such straddle; (2) the Fund’s holding period in straddle positions may be suspended while the straddle exists (possibly resulting in a gain being treated as short-term capital gain rather than long-term capital gain); (3) the losses recognized with respect to certain straddle positions that are part of a mixed straddle and that are non-Section 1256 positions may be treated as 60% long-term and 40% short-term capital loss; (4) losses recognized with respect to certain straddle positions that would otherwise constitute short-term capital losses may be treated as long-term capital losses; and (5) the deduction of interest and carrying charges attributable to certain straddle positions may be deferred.  Various elections are available to the Fund, which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles.  In general, the straddle rules described above do not apply to any straddles held by the Fund if all of the offsetting positions consist of Section 1256 contracts.

Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss.  Similarly, gains or losses from the disposition of foreign currencies, from the disposition of debt securities denominated in a foreign currency, or from the disposition of a forward contract denominated in a foreign currency which are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the asset and the date of disposition also are treated as ordinary income or loss.  These gains or losses  increase or decrease the amount of the Fund’s investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund’s net capital gain.

If the Fund owns shares in a foreign corporation that constitutes a “passive foreign investment company” (a “PFIC”) for federal income tax purposes and the  Fund does not elect to treat the foreign corporation as a “qualified electing fund” within the meaning of the Code, that Fund may be subject to U.S.  federal income taxation on a portion of any “excess distribution” it receives from the PFIC or any gain it derives from the disposition of such shares, even if such income is distributed as a taxable dividend by the Fund to its shareholders.  The Fund may also be subject to additional interest

24

charges in respect of deferred taxes arising from such distributions or gains.  Any tax paid by the Fund as a result of its ownership of shares in a PFIC will not give rise to any deduction or credit to the Fund or to any shareholder.  A PFIC means any foreign corporation (with certain exceptions) if, for the taxable year involved, either (1) it derives at least 75% of its gross income from “passive income” (including interest, dividends, royalties, rents and annuities) or (2) on average, at least 50% of the value (or adjusted tax basis, if elected) of the assets held by the corporation produce “passive income.”  The Fund could elect to “mark-to- market” stock in a PFIC.  Under such an election, the Fund would include in gross income (and treat as ordinary income) each taxable year an amount equal to the excess, if any, of the fair market value of the PFIC stock as of the close of the taxable year over the Fund’s adjusted basis in the PFIC stock.  The Fund would be allowed a deduction for the excess, if any, of the adjusted basis of the PFIC stock over the fair market value of the PFIC stock as of the close of the taxable year, but only to the extent of any net mark-to-market gains included by the Fund for prior taxable years.  The Fund’s adjusted basis in the PFIC stock would be adjusted to reflect the amounts included in, or deducted from, income under this election.  Amounts included in income pursuant to this election, as well as gain realized on the sale or other disposition of the PFIC stock, would be treated as ordinary income.  The deductible portion of any mark-to-market loss, as well as loss realized on the sale or other disposition of the PFIC stock to the extent that the loss does not exceed the net mark-to-market gains previously included by the Fund, would be treated as ordinary loss.  The Fund generally would not be subject to the deferred tax and interest charge provisions discussed above with respect to PFIC stock for which a mark-to-market election has been made.  If the Fund purchases shares in a PFIC and the Fund does elect to treat the foreign corporation as a “qualified electing fund” under the Code, the Fund may be required to include in its income each year a portion of the ordinary income and net capital gains of the foreign corporation, even if this income is not distributed to the Fund. Any such income would be subject to the 90% distribution requirement described above and calendar year distribution requirement described below.

D.  Federal Excise Tax

A 4% non - deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to the sum of (1) 98% of its ordinary taxable income for the calendar year and (2) 98 .2 % of its capital gain net income for the one-year period ended on October 31 of the calendar year.  The balance of the Fund’s income must be distributed during the next calendar year.  The Fund will be treated as having distributed any amount on which it is subject to income tax for any taxable year ending in the calendar year.

For purposes of calculating the excise tax, the Fund (1) reduces its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year and (2) excludes foreign currency gains and losses incurred after October 31 of any year in determining the amount of ordinary taxable income for the current calendar year.  The Fund will include foreign currency gains and losses incurred after October 31 in determining ordinary income for the succeeding calendar year.

The Fund intends to make sufficient distributions of its taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax.   T he Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

E.  Redemption of Shares

In general, you will recognize gain or loss on the redemption of shares of the Fund in an amount equal to the difference between the proceeds of the redemption and your adjusted tax basis in the shares.  All or a portion of any loss so recognized may be disallowed if you purchase the Fund ’s shares (for example, by reinvesting dividends) within 30 days before or after the redemption ( called a wash sale).  If disallowed, the loss will be reflected in an upward adjustment to the basis of the shares purchased.  In general, any gain or loss arising from the sale, exchange or redemption of shares of the Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year.  Any capital loss arising from the redemption of shares held for six months or less, however, will be treated as a long-term capital loss to the extent of the amount of distributions of net capital gain received on such shares.  In determining the holding period of such shares for this purpose, any period during which your risk of loss is offset by means of options, short sales or similar transactions is not counted.  Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a non-corporate taxpayer, $3,000 of ordinary income.

Legislation passed by Congress in 2008 requires the Fund (or its administrative agent) to report to the IRS and furnish to Fund shareholders the cost basis information for Fund shares purchased on or after January 1, 2012, and sold on or after that date.  In addition to the present law requirement to report the gross proceeds from the sale of Fund shares, the Fund will also be required to report the cost basis information for such shares and indicate whether these shares had a short-term or long-term holding period.  For each sale of Fund shares the Fund will permit Fund shareholders to elect from among several IRS-accepted cost basis methods, including average cost.  In the absence of an election, the Fund will use a default cost basis method that has not yet been determined.  The cost basis method elected by a Fund shareholder (or

25

the cost basis method applied by default) for each sale of Fund shares may not be changed after the settlement date of each such sale of Fund shares.  Fund shareholders should consult with their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the new cost basis reporting law applies to them.  The current law requirement to report only the gross proceeds from the sale of Fund shares will continue to apply to all Fund shares acquired through December 31, 2011, and sold on and after that date.

F.  Backup Withholding

The Fund will be required in certain cases to withhold and remit to the U.S. Department of the Treasury 28% of distributions, and, in the case of failure described in clause (1) below, the proceeds of redemptions of shares (regardless of whether you realize a gain or a loss) otherwise payable to you if you :  (1) ha ve failed to provide a correct taxpayer identification number; (2) are subject to backup withholding by the IRS for failure to report the receipt of interest or dividend income properly; or (3) ha ve failed to certify to the Fund that it is not subject to backup withholding or that it is a corporation or other “exempt recipient.”  Backup withholding is not an additional tax; rather any amounts so withheld may be credited against a shareholder’s f ederal income tax liability or refunded.

G.  State and Local Taxes

The tax rules of the various states of the U.S. and their local jurisdictions with respect to an investment in the Fund can differ from the rules for f ederal income taxation described above.  These state and local rules are not discussed herein.   You are urged to consult your tax advisors as to the consequences of state and local tax rules with respect to an investment in the Fund.

Beginning in 2013, distributions from the Fund and gain recognized from the sale or other disposition of Fund shares will be subject to a 3.8% federal Medicare contribution tax on “net investment income” for individuals with incomes exceeding $200,000 (or $250,000 if married and filing jointly).

H.  Foreign Taxes

Investment income received by the Fund from sources within foreign countries and gains it realizes on the disposition of foreign securities may be subject to foreign income taxes withheld at the source.  The U.S. has entered into tax treaties with many foreign countries that may entitle the Fund to a reduced rate of such taxes or exemption from taxes on such income.  It is impossible to know the effective rate of foreign tax in advance , since the amount of the Fund’s assets to be invested within various countries cannot be determined.  If more than 50% of the value of the Fund ’s total assets at the close of its taxable year consists of securities of foreign issuers , the Fund will be eligible and intends to file an election with the IRS to pass through to its shareholders the amount of foreign taxes paid by the Fund.  However, there can be no assurance that the Fund will be able to do so.  Pursuant to this election, you will be required to (1) to include in gross income (in addition to taxable dividends actually received) your pro rata share of foreign taxes paid by the Fund, (2) to treat your pro rata share of such foreign taxes as having been paid by you and (3) either deduct such pro rata share of foreign taxes in computing your taxable income or to treat such foreign taxes as a credit against your f ederal income taxes.   You may be subject to rules that limit or reduce the ability to fully deduct, or claim a credit for your pro rata share of the foreign taxes paid by the Fund in which you invest .

Other Matters

A.  The Trust and its Shareholders

General Information. The Fund is a separate series of the Trust.  The Trust is an open-end investment management company organized under Delaware law as a statutory trust on August 29, 1995.  On January 5, 1996, the Trust succeeded to the assets and liabilities of Forum Funds, Inc. The Trust’s trust instrument permits the Trust to offer separate series (“funds”) of shares of beneficial interest (“shares”).  The Trust reserves the right to create and issue shares of additional funds.  The Trust and each fund will continue indefinitely until terminated.  Each fund is a separate mutual fund, and each share of each fund represents an equal proportionate interest in that fund.  All consideration received by the Trust for shares of any fund and all assets of such fund belong solely to that fund and would be subject to liabilities related thereto.  The other funds of the Trust are described in one or more separate statements of additional information.

Shareholder Voting and Other Rights .   Each share of a fund and each class of shares has equal dividend, distribution, liquidation and voting rights .  F ractional shares have those rights proportionately, except that expenses related to the distribution of the shares of each fund or class (and certain other expenses such as transfer agency, shareholder service and administration expenses) are borne solely by those shares.  Each class votes separately with respect to the provisions of any Rule 12b-1 plan that pertains to the fund or class and other matters for which separate class voting is appropriate

26

under applicable law.  Generally, shares will be voted separately by each fund except if (1) the 1940 Act requires shares to be voted in the aggregate and not by individual funds or (2) when the Board determine s that the matter affects more than one fund and all affected funds must vote.  The trustees may also determine that a matter only affects certain funds or classes of the Trust and thus that only those classes are entitled to vote on the matter.  Delaware law does not require the Trust to hold annual meetings of shareholders, and it is anticipated that shareholder meetings will be held only when specifically required by f ederal or state law.  There are no conversion or preemptive rights in connection with shares of the Trust.

All shares, when issued in accordance with the terms of the offering, will be fully paid and non-assessable.

A shareholder in a fund is entitled to the shareholder’s pro rata share of all distributions arising from that fund’s assets and, upon redeeming shares, will receive the portion of the fund’s net assets represented by the redeemed shares.

Shareholders representing 10% or more of the Trust’s (or a fund’s ) shares may, as set forth in the t rust i nstrument, call meetings of the Trust (or fund ) for any purpose related to the Trust (or fund ), including, in the case of a meeting of the Trust, the purpose of voting on removal of one or more t rustees.

Termination or Reorganization of Trust or a Series .   The Board , may, without prior shareholder approval, change the form of organization of the Trust by merger, consolidation or incorporation, so long as the surviving entity is an open-end management investment company.  Under the t rust i nstrument, the Board may also, without shareholder vote, sell and convey all or substantially all of the assets of the Trust to another trust, partnership, association or corporation, or cause the Trust to incorporate in the State of Delaware, so long as the surviving entity is an open-end, management investment company that will succeed to or assume the Trust’s registration statement.

Under the t rust i nstrument, the Board may sell or convey the assets of a fund or reorganize such fund into another investment company registered under the 1940 Act without a shareholder vote .

B.  Fund Ownership

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of the Fund.  A control person is a shareholder who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control.  Shareholders owning voting securities in excess of 25% may determine the outcome of any matter affecting and voted on by shareholders of the Fund.

As of April 4, 2011, the trustees and officers of the Trust in the aggregate owned less than 1% of the outstanding shares of beneficial interest of the Fund.    As of April 4, 2011, certain shareholders of record owned 5% or more of the outstanding shares of the Fund.  Shareholders known by the Fund to own of record or beneficially 5% or more of of the outstanding shares of the Fund are listed in Table 5 in Appendix B .

From time to time, certain shareholders may own a large percentage of the shares of the Fund.  Accordingly, those shareholders may be able to greatly affect (if not determine) the outcome of a shareholder vote.  As of April 4, 2011, the shareholders listed in Table 6 in Appendix B owned more than 25% of the Fund and thus may be deemed to control the Fund.  “Control” for this purpose is the ownership of more than 25% of the Fund’s voting securities.

C.  Limitations on Shareholders’ and Trustees’ Liability

Delaware law provides that Fund shareholders are entitled to the same limitations of personal liability extended to stockholders of private corporations for profit.   In addition, the Trust’s t rust i nstrument contains an express disclaimer of shareholder liability for the debts, liabilities, obligations and expenses of the Trust.  The Trust ’s trust i nstrument provides for indemnification out of each fund’s property of any shareholder or former shareholder held personally liable for the obligations of the fund .  The t rust i nstrument also provides that the Trust , on behalf of a fund, shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the fund and satisfy any judgment thereon.  Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Delaware law does not apply, no contractual limitation of liability was in effect , and the Fund is unable to meet its obligations.

The t rust i nstrument provides that the t rustees shall not be liable to any person other than the Trust and its shareholders.  In addition, the t rust i nstrument provides that the t rustees shall not be liable for any conduct or omission in his capacity as trustee , provided that a t rustee is not protected against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

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D.  Proxy Voting Procedures

A copy of the Trust’s and the Advisor’s proxy voting procedures are included as Appendices C and D .  Information regarding how the Fund voted proxies relating to portfolio securities during the 12 -month period ending June 30 is available without charge, upon request, by contacting the Transfer Agent at (866) 684-4915 (toll free) and on the SEC’s website at www.sec.gov.

E.  Code of Ethics

The Trust and the Advisor have each adopted code s of ethics under Rule 17j-1 of the 1940 Act which is designed to eliminate conflicts of interest between the Fund and personnel of the Trust and the Advisor .   The codes permit such personnel to invest in securities, including securities that may be purchased or held by the Fund, subject to certain limitations.

F.  Registration Statement

This SAI and the Prospectus do not contain all the information included in the Trust’s registration statement filed with the SEC under the 1933 Act with respect to the securities offered hereby.  The registration statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, DC.

Statements contained herein and in the Prospectus as to the contents of any contract or other documents are not necessarily complete and, in each instance, are qualified by reference to the copy of such contract or other documents filed as exhibits to the registration statement.

G.  Financial Statements

The Fund’s Financial Statements and Financial Highlights for the fiscal year ended December 31, 20 1 0, are included by reference into this SAI from the Fund’s annual report to shareholders and have been audited by BBD, LLP, an independent registered public accounting firm, as stated in its report, which is incorporated herein by reference, and have been so incorporated in reliance upon reports of such firm, given upon its authority as an expert in accounting and auditing.

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Appendix A - Description of Securities Ratings
Corporate and Municipal Long-Term Bond Ratings

Standard & Poor’s (“S&P”) Corporate and Municipal Long-Term Bond Ratings:

The following descriptions of S&P’s long-term corporate and municipal bond ratings have been published by Standard & Poor’s Financial Service LLC.

AAA - An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA   - An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A   - An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB -   An obligation rated ‘BBB’ exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C - Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest.  While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB - An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues.  However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B - An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation.  Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC - An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.  In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC - An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C   - A ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default.  Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D - An obligation rated ‘D’ is in payment default.  The ‘D’ rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period.  The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized.  An obligation's rating is lowered to ‘D’ upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Plus (+) or Minus (-) - The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR - This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Moody’s Investors Service, Inc. (“Moody’s”) Long-Term Corporate Bond Ratings:

The following descriptions of Moody’s long-term corporate bond ratings have been published by Moody’s Investors Service, Inc. and Moody’s Analytics Inc.

A-1

Aaa - Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa - Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A - Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa - Obligations rated Baa are subject to moderate credit risk.  They are considered medium-grade and as such may possess certain speculative characteristics.

Ba - Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B - Obligations rated B are considered speculative and are subject to high credit risk.

Caa - Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca - Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C - Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Modifiers: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa.  The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Moody’s U.S. Municipal Long-Term Bond Ratings :

The following descriptions of Moody’s long-term municipal bond ratings have been published by Moody’s Investors Service, Inc. and Moody’s Analytics Inc.

Aaa - Issuers or issues rated Aaa demonstrate the strongest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Aa - Issuers or issues rated Aa demonstrate very strong creditworthiness relative to other US municipal or tax-exempt issuers or issues.

A - Issuers or issues rated A present above-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Baa - Issuers or issues rated Baa represent average creditworthiness relative to other US municipal or tax- exempt issuers or issues.

Ba - Issuers or issues rated Ba demonstrate below-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

B - Issuers or issues rated B demonstrate weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Caa - Issuers or issues rated Caa demonstrate very weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Ca - Issuers or issues rated Ca demonstrate extremely weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

C - Issuers or issues rated C demonstrate the weakest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Modifiers: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating category from Aa through Caa.  The modifier 1 indicates that the issuer or obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

A-2

Municipal Short-Term Bond Ratings

S&P’s Municipal Short-Term Bond Ratings :

The following descriptions of S&P’s short-term municipal ratings have been published by Standard & Poor’s Financial Service LLC.

SP-1 - Strong capacity to pay principal and interest.  An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 - Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 - Speculative capacity to pay principal and interest.

Moody’s Short-Term Ratings :

The following descriptions of Moody’s short-term ratings have been published by Moody’s Investors Service, Inc. and Mood’s Analytics Inc.

MIG 1 - This designation denotes superior credit quality.  Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 - This designation denotes strong credit quality.  Margins of protection are ample, although not as large as in the preceding group.

MIG 3 - This designation denotes acceptable credit quality.  Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG - This designation denotes speculative-grade credit quality.  Debt instruments in this category may lack sufficient margins of protection.

Commercial Paper Ratings

S&P’s Commercial Paper Ratings :

The following descriptions of S&P’s commercial paper ratings have been published by Standard & Poor’s Financial Service LLC.

A-1 - A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s.  The obligor’s capacity to meet its financial commitment on the obligation is strong.  Within this category, certain obligations are designated with a plus sign (+).  This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2 - A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3 - A short-term obligation rated ‘A-3’ exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B - A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics.  Ratings of ‘B-1’, ‘B-2’, and ‘B-3’ may be assigned to indicate finer distinctions within the ‘B’ category.  The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B-1 - A short-term obligation rated ‘B-1’ is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2 - A short-term obligation rated ‘B-2’ is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3 - A short-term obligation rated ‘B-3’ is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

A-3

C - A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

D - A short-term obligation rated ‘D’ is in payment default.  The ‘D’ rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period.  The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Dual Ratings – S&P assigns “dual” ratings to all debt issues that have a put option or demand feature as part of their structure.  The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature.  The long-term rating symbols are used for bonds to denote the long-term maturity and the short-term rating symbols for the put option (for example, ‘AAA/A-1+’).  With U.S. municipal short-term demand debt, note rating symbols are used with the short-term issue credit rating symbols (for example, ‘SP-1+/A-1+’).

Moody’s Commercial Paper Ratings :

The following descriptions of Moody’s commercial paper ratings have been published by Moody’s Investors Service, Inc. and Moody’s Analytics Inc.

P-1 - Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2 - Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3 - Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP - Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note:  Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

A-4

Appendix B – Miscellaneous Tables

Table 1- Investment Advisory Fees

The following table shows the dollar amount of the fees payable by the Fund to the Advisor, the amount of fees reduced or reimbursed by the Advisor and the actual fees retained by the Advisor.  The data presented are for the life of the Fund.

	Advisory Fee	Advisory Fee Waived or Reimbursed	Advisory Fee Retained
Year ended December 31, 2010	$435,484	$127,277	$308,207
Year ended December 31, 2009	$236,977	$178,966	$58,011
Year ended December 31, 2008	$37,241	$37,241	$0

Table 2 – Administration Fees

The following table shows the dollar amount of fees payable by the Fund to Atlantic for administration services, the amount of the fees waived by Atlantic for administrative services and the actual fees retained by Atlantic under the Services Agreement.  The data presented are for the life of the Fund.

	Administration Fee	Administration Fee Waived	Administration Fee Retained
Year ended December 31, 2010	$135,000	0	$135,000
Year ended December 31, 2009	$134,989	$16,000	$118,989
Year ended December 31, 2008	$9,892	$0	$9,892

Table 3 - Compliance Fees

The following table shows the dollar amount of fees payable by the Fund to Atlantic for Compliance Services, the amount of the fees waived by Atlantic and the actual fees retained by Atlantic.  The data presented are for the life of the Fund.

	Compliance Fee	Compliance Fee Waived	Compliance Fee Retained
Year ended December 31, 2010	$30,905	$5,899	$25,006
Year ended December 31, 2009	$30,657	$5,259	$25,398
Year ended December 31, 2008	$44,636	$0	$44,636

Table 4 - Commissions

The following table shows the aggregate brokerage commissions paid by the Fund, as well as aggregate commissions paid to any affiliate of the Fund or the Advisor.  The data presented are for the life of the Fund.

	Total Brokerage Commissions	Total Brokerage Commissions Paid to an Affiliate of the Fund, Advisor or Distributor	% of Brokerage Commissions Paid to an Affiliate of the Fund, Advisor or Distributor
Year ended December 31, 2010	$70,033	$0	0%
Year ended December 31, 2009	$45,386	$0	0%
Year ended December 31, 2008	$37,735	$0	0%

Table 5 – 5% Shareholders

The following table lists, as of April 4 , 201 1 , (1) the persons who owned of record 5% or more of the outstanding shares of the Fund and (2) any person known by the Fund to own beneficially 5% or more of the outstanding shares of the Fund.

Name and Address	% of Fund
BRIAN E SPEARS TTEE FBO WILLIAM G SPEARS PROFIT SHARING PLAN 147 EAST 48TH ST NEW YORK, NY 10017	9.72%
WILLIAM G SPEARS 147 EAST 48TH ST NEW YORK, NY 10017	8.68%

B-1

STEPHEN H FRANK 11 INDIAN TRAIL DARIEN, CT 06820	6.95%
WILLIAM G SPEARS TTEE FBO WILLIAM G SPEARS CHARITABLE REMAINDER TRUST 147 EAST 48TH ST NEW YORK, NY 10017	6.75%

Table 6 – Control Persons

The following table lists, as of April 4, 2011, the shareholders who owned more than 25% of the Fund and thus may be deemed to control the Fund.  “Control” for this purpose is the ownership of more than 25% of the Fund’s voting securities.

Name and Address	% of Fund
None

B-2

Appendix C – Trust Proxy Voting Procedures

FORUM FUNDS

POLICIES AND PROCEDURES FOR SHAREHOLDER VOTING

July 31, 2003
As Amended September 14, 2004 and December 11, 2009

SECTION 1.   PURPOSE

Shareholders of the various series of Forum Funds (the “Trust”) expect the Trust to vote proxies received from issuers whose voting securities are held by a series of the Trust (each a “Fund”).  The Trust exercises its voting responsibilities as a fiduciary, with the goal of maximizing the value of the Trust’s and its shareholders’ investments.

This document describes the Policies and Procedures for Voting Proxies (“Policies”) received from issuers whose voting securities are held by each Fund.

SECTION 2.   RESPONSIBILITIES

(A) Adviser.  Pursuant to the investment advisory agreements between the Trust and the investment advisers providing advisory services to the Funds, the Trust has delegated the authority to vote proxies received by a Fund regarding securities contained in its portfolio to its investment adviser (each an “Adviser”).  These Policies are to be implemented by each Adviser of each Fund for which it provides advisory services.  To the extent that these Policies do not cover potential voting issues with respect to proxies received by a Fund, the Adviser shall act on behalf of the applicable Fund to promote the Fund’s investment objectives, subject to the provisions of these Policies.

The Adviser shall periodically inform its employees (i) that they are under an obligation to be aware of the potential for conflicts of interest on the part of the Adviser with respect to voting proxies on behalf of the Funds, both as a result of the employee’s personal relationships and due to circumstances that may arise during the conduct of the Adviser’s business, and (ii) that employees should bring conflicts of interest of which they become aware to the attention of the management of the Adviser.

The Adviser shall be responsible for coordinating the delivery of proxies by the Fund’s custodian to the Adviser or to an agent of the Adviser selected by the Adviser to vote proxies with respect to which the Adviser has such discretion (a “Proxy Voting Service”).

(B) Reporting.  The Adviser shall provide periodic reports to the Trust as to the implementation and operation of these Policies and the proxy voting policies and procedures of the Adviser as they relate to the Funds.

SECTION 3.  SCOPE

These Policies summarize the Trust’s positions on various issues of concern to investors in issuers of publicly-traded voting securities, and give guidance about how each Adviser should vote the Fund’s shares on each issue raised in a proxy statement.  These Policies are designed to reflect the types of issues that are typically presented in proxy statements for issuers in which a Fund may invest; they are not meant to cover every possible proxy voting issue that might arise.  Accordingly, the specific policies and procedures listed below are not exhaustive and do not address all potential voting issues or the intricacies that may surround specific issues in all cases.  For that reason, there may be instances in which votes may vary from these Policies.

SECTION 4.   POLICIES AND PROCEDURES FOR VOTING PROXIES

(A) General

(1) Use of Adviser Proxy Voting Guidelines or Proxy Voting Service.  If (A) the Adviser has proprietary proxy voting guidelines that it uses for its clients or the Adviser uses a Proxy Voting Service and the Proxy Voting Service has published guidelines for proxy voting; (B) the Trust’s Board of Trustees (the “Board”) has been notified that the Adviser intends to use such Adviser or Proxy Voting Service proxy voting guidelines to vote an applicable Fund’s proxies and has approved such guidelines; and (C) the Adviser’s or Proxy Voting Service’s Guidelines are filed as an exhibit to the applicable Fund’s Registration Statement (each considered “Adviser Guidelines”), then the Adviser may vote, or may delegate to the Proxy Voting Service the responsibility to vote, the Fund’s proxies consistent with such Adviser Guidelines.

C-1

                (2) Absence of Proxy Voting Guidelines.  In the absence of Adviser Guidelines, the Adviser shall vote the Fund’s proxies consistent with Sections B and C below.

(B) Routine Matters

As the quality and depth of management is a primary factor considered when investing in an issuer, the recommendation of the issuer’s management on any issue will be given substantial weight.  The position of the issuer’s management will not be supported in any situation where it is determined not to be in the best interests of the Fund’s shareholders.

(1) Election of Directors.  Proxies should be voted for a management-proposed slate of directors unless there is a contested election of directors or there are other compelling corporate governance reasons for withholding votes for such directors.  Management proposals to limit director liability consistent with state laws and director indemnification provisions should be supported because it is important for companies to be able to attract qualified candidates.

(2) Appointment of Auditors.  Management recommendations will generally be supported.

(3) Changes in State of Incorporation or Capital Structure.  Management recommendations about reincorporation should be supported unless the new jurisdiction in which the issuer is reincorporating has laws that would materially dilute the rights of shareholders of the issuer.  Proposals to increase authorized common stock should be examined on a case-by-case basis.  If the new shares will be used to implement a poison pill or another form of anti-takeover device, or if the issuance of new shares could excessively dilute the value of outstanding shares upon issuance, then such proposals should be evaluated to determine whether they are in the best interest of the Fund’s shareholders.

(C) Non-Routine Matters

(1) Corporate Restructurings, Mergers and Acquisitions.  These proposals should be examined on a case-by-case basis.

(2) Proposals Affecting Shareholder Rights.  Proposals that seek to limit shareholder rights, such as the creation of dual classes of stock, generally should not be supported.

(3) Anti-takeover Issues.  Measures that impede takeovers or entrench management will be evaluated on a case-by-case basis taking into account the rights of shareholders and the potential effect on the value of the company.

(4) Executive Compensation.  Although management recommendations should be given substantial weight, proposals relating to executive compensation plans, including stock option plans, should be examined on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned.

(5) Social and Political Issues.  These types of proposals should generally not be supported if they are not supported by management unless they would have a readily-determinable, positive financial effect on shareholder value and would not be burdensome or impose unnecessary or excessive costs on the issuer.

(D) Conflicts of Interest

Each Adviser is responsible for maintaining procedures to identify conflicts of interest and, when applicable, determining the adequacy of a Proxy Voting Service’s procedures to identify conflicts.  The Trust recognizes that under certain circumstances an Adviser or Proxy Voting Service may have a conflict of interest in voting proxies on behalf of a Fund advised by the Adviser.  A “conflict of interest” includes, for example, any circumstance when the Fund, the Adviser, the principal underwriter, the Proxy Voting Service or one or more of their affiliates (including officers, directors and employees) knowingly does business with, receives compensation from, or sits on the board of, a particular issuer or closely affiliated entity, and, therefore, may appear to have a conflict of interest between its own interests and the interests of Fund shareholders in how proxies of that issuer are voted.

If a Proxy Voting Service determines it has a conflict of interest with respect to voting proxies on behalf of the Fund, the Adviser shall vote the proxy in the best interests of the Fund and its shareholders.

If the Adviser determines that it has a conflict of interest with respect to voting proxies on behalf of a Fund, then the Adviser shall contact the Chairman of the Board.  In the event that the Chairman determines that he has a conflict of interest, the Chairman shall submit the matter for determination to another member of the Board who is not an “interested person” of the Trust, as defined in the Investment Company Act of 1940, as amended.  In making a determination, the Chairman will consider the best interests of Fund shareholders and may consider the recommendations of the Adviser or independent third parties that evaluate proxy proposals.  The Adviser will vote the proposal according to the determination and maintain records relating to this process.

C-2

(E) Abstention

The Trust may abstain from voting proxies in certain circumstances.  The Adviser or the Chairman of the Board may determine, for example, that abstaining from voting is appropriate if voting may be unduly burdensome or expensive, or otherwise not in the best economic interest of the Fund’s shareholders, such as when foreign proxy issuers impose unreasonable or expensive voting or holding requirements or when the costs to the Fund to effect a vote would be uneconomic relative to the value of the Fund’s investment in the issuer.

C-3

Appendix D – Advisor Proxy Voting Procedures
Proxy-Voting Policy

We have adopted proxy-voting policies and procedures that set forth how and under what circumstances we vote proxies for clients.  We vote proxies in accordance with any client instructions.  Otherwise, we vote in accordance with the following policies and procedures.

These proxy-voting policies and procedures are designed to ensure that we comply with the Investment Advisers Act of 1940 (the “Advisers Act”) and rule 206(4)-6 under the Advisers Act .  Under the Advisers Act, we owe our clients duties of care and loyalty with respect to all services undertaken on their behalf, including proxy voting.  To satisfy our duty of care, we monitor corporate events and, except in unusual circumstances, vote proxies.  If it is in the best interest of a client not to vote a proxy, such as when the cost of voting the proxy would exceed any benefit to the client, proxy voting may not be required.  For example, if voting a proxy on a foreign security would require the hiring of a translator, the costs of casting an educated vote may exceed any benefit to the client.  However, outside of unusual circumstances, our duty of care requires the voting of proxies.  To satisfy our duty of loyalty, we seek to ensure that no conflict of interest interferes with our ability to vote proxies in the best interest of a client.

These policies and procedures apply when a client has implicitly or expressly granted us the authority to vote proxies on his behalf.  In most cases, the investment management agreement expressly provides that we have the power to vote proxies.  When the client has entrusted the firm with full discretionary authority over his account, the grant of discretionary authority implicitly includes the authority to vote proxies.

Risks

In developing these policies and procedures, we considered numerous risks associated with the proxy-voting process.  This analysis includes risks such as:

▪	Proxies may not be identified and processed in a timely manner;

▪	Proxies may not be voted in the best interest of clients;

▪	Conflicts of interest between our firm and a client may not be identified or resolved appropriately;

▪	Third-party proxy-voting services may not vote proxies according to our instructions; and

▪	Proxy-voting records, client requests for proxy-voting information, and our responses to such requests may not be properly maintained.

We have established the following guidelines to mitigate these risks.

General Principles

We vote proxies with respect to securities held in a client account in the manner that we believe to be in the best interest of the client.  Unless otherwise instructed by a client, we believe that the maximization of the value of client investments constitutes the best interest of the client.   Broadridge Financial Solutions, Inc., an independent and unaffiliated proxy-voting service that has been engaged by many money managers to vote proxies (“Broadridge”), votes the vast majority of proxies that we receive.

In rare instances, we rather thatn Broadridge vote client proxies.  Accordingly, our policies with respect to certain specific types of voting decisions are set forth below.  When we perceive it to be in the best interest of a client, we will deviate from the general approaches summarized below.  In most cases, a security for which proxies are being sought is held in more than one client account.  In those circumstances, we typically vote all client proxies in the same manner.  However, if client objectives differ or our portfolio managers reach different conclusions as to the advisability of a particular proposal, we may not exercise our voting authority uniformly across client accounts.  For example, a short-term gain attributable to a merger transaction may be in the best interest of a client with a short investment horizon, while the same merger transaction may not be in the best interest of a client with a long investment horizon.

Routine Proposals (Generally Vote with Management)

In routine matters, we generally vote in the manner recommended by management of the issuer.  We believe that management is usually in the best position to evaluate routine proposals.  However, we will not follow a management recommendation if, in our judgment, circumstances suggest that the vote recommended by management will not maximize the value of the investment of a client.  Examples of circumstances that may lead us to vote against the recommendation of management, even in a routine matter, are noted below.

D-1

Election of Directors.  We may vote against the recommended slate of directors in circumstances such as contested elections, the poor performance of a nominee, or when the election of management nominees appears likely to compromise the independent judgment of the board of directors.

Selection of Independent Auditors.  We may vote against management when a change in auditors is based upon a disagreement over accounting policy or when non-audit fees constitute a disproportionately large portion of the fees paid to the recommended auditor.

Reincorporation.  We may vote against management if the reincorporation results in a move to a jurisdiction with fewer legal protections for shareholders or with anti-takeover statutes that may adversely affect share value by discouraging potential acquirers.

Stock Splits.  We generally vote against management proposals to increase the number of authorized common shares in connection with a proposed stock split if the proposal results in an increase of the number of authorized but unissued shares.

Director Indemnification.  Although we generally view director indemnification as a routine matter in which the judgment of management may be respected, taking into account the need to recruit qualified directors, we may vote against proposed indemnification provisions in circumstances in which the proposed indemnification is overly broad.

Equity-Based Compensation Plans (Case-by-Case Consideration)

We generally support equity compensation plans that are reasonably designed to align the interests of employees and executives with those of shareholders.  However, we may oppose an equity-based compensation plan if, among other things, it would cause excessive dilution of existing shareholders or would be likely to provide compensation in excess of that required to recruit and retain qualified employees and executives.

Corporate Structure, Shareholder Rights, and Anti-Takeover Measures (Generally Vote Against Anti-Takeover Measures; Evaluate Other Measures on a Case-by-Case Basis)

We believe that the interest of a client in an equity investment is generally maximized when an issuer does not adopt measures that have the effect of discouraging potential acquirers.  We therefore generally vote against proposals that would tend to discourage potential acquirers.  However, we recognize that some measures, such as authorizing additional stock, may maximize shareholder value for business purposes unrelated to any anti-takeover effect, and we support these measures on a case-by-case basis.

We generally vote in favor of proposed actions, such as the authorization of blank-check preferred stock, an increase in authorized stock, and stock repurchases, if we believe that the actions are likely to achieve a worthwhile business purpose apart from discouraging potential acquirers.  In addition, we generally vote in favor of proposed actions that tend to increase the power of minority shareholders, such as:

▪	Implementing cumulative voting;

▪	Removing super-majority voting requirements;

▪	Removing barriers to shareholder action, such as bylaws or charter provisions that limit the right of shareholders to call a special meeting or to act by written consent; and

▪	Requiring that poison-pill and shareholder rights plans be subject to a shareholder vote.

We generally vote against proposed actions that tend to discourage potential acquirers without achieving other business objectives apart, such as implementing a staggered board or implementing a poison-pill or an other shareholder- rights plan.

Social Policy Issues (Generally Vote with Management)

We generally vote with management on issues that primarily concern social or ethical considerations, such as shareholder proposals to disclose or amend certain business practices.  Because our interest in investments is primarily economic, we rely on management to evaluate issues that primarily raise social or ethical considerations.

D-2

General Procedures

Our procedures are designed with two primary objectives.  First, the procedures are designed to ensure that any material conflicts of interest raised by a particular proxy are identified and that the proxy in question is voted in the best interest of the client.  Second, the procedures are designed to ensure that we produce and retain proxy-voting records as required by the rules under the Advisers Act.   Margaret MacLennan implements these procedures in her capacity as proxy coordinator, with the cooperation of Mr. Raich .  These activities are reviewed by the Chief Compliance Officer of the Advisor.

Responsibilities of Proxy Coordinator

All proxy materials that we receive are forwarded to the proxy coordinator, who is responsible for the following tasks:

▪
All proxy materials received are noted in our proxy logs.  Separate proxy logs are maintained for those proxies voted by Broadridge and those proxies that are voted manually.  In addition to maintaining the proxy logs, the proxy coordinator maintains files containing (1) each proxy statement received regarding client securities (unless such proxy statements are available on the EDGAR system of the SEC or maintained by a third party, such as a proxy-voting service, that has undertaken to provide the documents promptly upon request), (2) any document created by a s upervised p erson that was material to deciding how to vote proxies on behalf of a client or that memorializes the basis for that decision, and (3) in accordance with rule 204-2(c)(2) under the Advisers Act, all written requests from clients regarding the voting of proxies on behalf of the client and any written response to such requests.

▪	The proxy coordinator is responsible for ensuring that all proxy materials are delivered to Mr. Raich and notifying him of the time within which the proxy is to be voted.

▪	Upon receipt of instructions from Mr. Raich , the proxy coordinator votes or abstains from voting proxies as instructed.

▪
Rule 206(4)-6 under the Advisers Act requires us, upon request by a client, to provide the client with information regarding how we voted proxies with respect to securities held in the account of the client and a copy of these proxy-voting policies and procedures.  The proxy coordinator is responsible for ensuring that all such information is provided to clients upon their request.

Conflicts of Interest

Because a proxy-voting service provider votes client proxies, it is unlikely that a conflict of interest will arise.  If a matter to be voted upon involves a potential conflict of interest, Mr. Raich consults with the chief compliance officer prior to contacting the client to describe the conflict presented.  Once the client has been consulted, SA then requests the proxy-voting service to vote the proxy in accordance with the instructions of the client.

Responsibilities of CCO

At least annually, the Chief Compliance Officer of the Advisor (1) reviews the proxy log to ensure that it is complete, (2) reviews the proxy records maintained by the proxy coordinator to ensure that records of the voting of the proxies are being maintained in accordance with these procedures, and (3) ensures that we have disclosed to clients how they may obtain information about how we voted proxies and has described our proxy-voting policies and procedures to clients.  In addition, the Chief Compliance Officer of the Advisor is responsible for ensuring that any potential client conflict is addressed in accordance with these procedures and in a manner that puts the interest of the client first.

Reporting of Proxies Voted on Behalf of the Fund

On an annual basis, we provide to Forum Funds information relating to the proxies voted on behalf of the Fund that is necessary for Forum Funds to file its annual report of proxy-voting record on Form N-PX.

D-3

Statement of Additional Information
May 1, 201 1

Investment Adviser:

Holland Capital Management LLC
One North Wacker Drive, Suite 700 Chicago, Illinois 60606
www.hollandcap.com

Account Information and Shareholder Services:

Attn:  Transfer Agent
Atlantic Fund Services
P.O. Box 588
Portland, Maine 04112
(800) 295-9779
Lou Holland Growth Fund Investor Shares (LHGFX) Institutional Shares (LHGIX) A Shares (LHGAX)

This Statement of Additional Information supplements the Prospectus dated May 1, 201 1, as may be amended from time to time, offering shares of the Lou Holland Growth Fund (the “Fund”), a separate series of Forum Funds, a registered, open-end management investment company. This SAI is not a prospectus and should only be read in conjunction with the Prospectus. You may obtain the Prospectus without charge by contacting Atlantic Fund Services (“Atlantic”) at the address or telephone number or the Fund’s website listed above. This SAI is incorporated by reference into the Fund’s Prospectus.  In other words, it is legally a part of the Prospectus.

Copies of the Annual Report may be obtained, without charge, upon request, by contacting Atlantic at the address or telephone number listed above.

Glossary	i
Fund History	1
Investment Policies and Risks	1
Security Ratings Information	1
Equity Securities	1
Debt Securities	3
Foreign Securities	5
Illiquid and Restricted Securities	5
Leverage Transactions	6
Money Market Instruments	7
Temporary Defensive Position and Cash Investments	8
Investment Company Securities, Exchange Traded Funds and Exchange Traded Notes	8
Core and Gateway	9
Investment Limitations	9
Fundamental Limitations	9
Nonfundamental Limitations	10
Board of Trustees, Management and Service Providers	11
Board of Trustees	11
Principal Officers of the Trust	13
Ownership of Securities of the Adviser and Related Companies	14
Information Concerning Trust Committees	14
Compensation of Trustees and Officers	15
Investment Adviser	15
Distributor	17
Other Fund Service Providers	18
Portfolio Transactions	20
How Securities are Purchased and Sold	20
Commissions Paid	20
Adviser Responsibility for Purchases and Sales and Choosing Broker-Dealers	21
Counterparty Risk	21
Other Accounts of the Adviser	21
Portfolio Turnover	21
Securities of Regular Broker-Dealers	22
Portfolio Holdings	22
Purchase and Redemption Information	23
General Information	23
Additional Purchase Information	23
Additional Redemption Information	23
Taxation	24
Qualification for Treatment as a Regulated Investment Company	24
Fund Distributions	25
Certain Tax Rules Applicable to the Fund’s Transactions	26
Federal Excise Tax	27
Redemption of Shares	27
Backup Withholding	28
State and Local Taxes	28
Foreign Income Tax	28

Other Matters	28
The Trust and Its Shareholders	28
Fund Ownership	29
Limitation on Shareholders’ and Trustees’ Liability	29
Proxy Voting Procedures	30
Code of Ethics	30
Registration Statement	30
Financial Statements	30
Appendix A – Description of Securities Ratings	A-1
Appendix B – Miscellaneous Tables	B-1
Appendix C – Trust Proxy Voting Procedures	C-1
Appendix D – Adviser Proxy Voting Procedures	D-1

GLOSSARY

As used in this SAI, the following terms have the meanings listed.

“Administrator” means Atlantic, as defined below, in its capacity as administrator to the Fund.

“Adviser” means Holland Capital Management LLC, the Fund’s investment adviser.

“Atlantic” means Atlantic Fund Services .

“Board” means the Board of Trustees of the Trust.

“CFTC” means the U.S. Commodity Futures Trading Commission.

“Code” means the Internal Revenue Code of 1986, as amended, includ ing the regulations thereunder, IRS interpretations or similar authority upon which the Fund may rely.

“Custodian” means Union Bank, N.A.

“Distributor” means Foreside Fund Services, LLC.

“Fund” means the Lou Holland Growth Fund, a series of the Trust.

“Fund Accountant” means Atlantic in its capacity as fund accountant to the Fund.

“Independent Trustee” means a Trustee who is not an interested person of the Trust, as that term is defined in Section 2(a)(19) of the 1940 Act.

“IRS” means the U.S. Internal Revenue Service.

“Moody’s” means Moody’s Investors Service, Inc.

“NAV” means net asset value.

 “Predecessor Fund” means the Lou Holland Growth Fund, a series of Lou Holland Trust. On January 29, 2010, the Predecessor Fund reorganized into Investor Shares of the Fund.

“Prospectus” means the prospectus of the Fund.

“SAI” means this Statement of Additional Information.

“SEC” means the U.S. Securities and Exchange Commission.

“S&P” means Standard & Poor’s Financial Services, LLC , a division of The McGraw-Hill Companies.

“Transfer Agent” means Atlantic Shareholder Services, LLC.

“Trust” means Forum Funds, a Delaware statutory trust.

“U.S.” means the United States of America.

“U.S. Government Securities” means obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

“1933 Act” means the Securities Act of 1933, as amended, includ ing rules and regulations as promulgated thereunder.

“1934 Act” means the Securities Exchange Act of 1934, as amended, includ ing rules and regulations promulgated thereunder.

“1940 Act” means the Investment Company Act of 1940, as amended, includ ing the rules and regulations, SEC interpretations and any exemptive orders or interpretive relief as promulgated thereunder .

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FUND HISTORY

On January 29, 2010, the Fund acquired the assets and liabilities of Lou Holland Growth Fund, (the “Predecessor Fund”) a series of the Lou Holland Trust.  The Predecessor Fund maintained the same investment objective and similar investment policies to that of the Fund.  The Fund is a diversified series of the Trust.

INVESTMENT POLICES AND RISKS

This section supplements, and should be read in conjunction with, the Fund’s Prospectus.  The following are descriptions of permitted investments and investment practices of the Fund and the associated risks.  The Fund will invest in any of the following instruments or engage in any of the following investment practices if such investment or practice is consistent with the Fund’s investment objective.  Please see the Prospectus for a discussion of the Fund’s investment objective, principal investment strategies and principal risks of investing in the Fund.

The greatest risk of investing in a mutual fund is that its returns will fluctuate and you could lose money. Recent events in the financial sector have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets. Both domestic and foreign equity markets could experience increased volatility and turmoil, with issuers that have exposure to the real estate, mortgage and credit markets particularly affected, and it is uncertain whether or for how long these conditions could continue. The U.S. Government has taken a number of unprecedented actions to support certain financial institutions and segments of the financial markets that have experienced extreme volatility and, in some cases, a lack of liquidity. Reduced liquidity in equity, credit and fixed-income markets may adversely affect many issuers worldwide. This reduced liquidity may result in less money being available to purchase raw materials, goods and services from emerging markets, which may, in turn, bring down the prices of these economic staples. It may also result in emerging market issuers having more difficulty obtaining financing, which may, in turn, cause a decline in their stock prices. These events and possible continued market turbulence may have an adverse effect on the Fund.

A. Security Ratings Information

The Fund’s investments in convertible and other debt securities are subject to the credit risk relating to the financial condition of the issuers of the securities that the Fund holds. To limit credit risk, the Fund may only invest in: (1) convertible and other debt securities that are rated “Baa” or higher by Moody’s or “BBB” or higher by S&P at the time of purchase; and (2) preferred stock rated “baa” or higher by Moody’s or “BBB” or higher by S&P at the time of purchase. The Fund may purchase unrated convertible securities if, at the time of purchase, the Adviser believes that they are of comparable quality to rated securities that the Fund may purchase. Unrated securities may not be as actively traded as rated securities.

Moody’s, S&P and other organizations provide ratings of the credit quality of debt obligations, including convertible securities. A description of the range of ratings assigned to various types of bonds and other securities is included in Appendix A to this SAI. The Fund may use these ratings to determine whether to purchase, sell or hold a security. Ratings are general and are not absolute standards of quality. Securities with the same maturity, interest rate and rating may have different market prices. The Fund may retain securities whose rating has been lowered below the lowest permissible rating category (or that are unrated and determined by the Adviser to be of comparable quality to securities whose rating has been lowered below the lowest permissible rating category) if the Adviser determines that retaining such security is in the best interests of the Fund. Because a ratings downgrade often results in a reduction in the market price of the security, sale of a downgraded security may result in a loss. To the extent that a rating change s as a result of changes in an organization or its rating system, the Adviser will attempt to substitute comparable ratings. Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. The rating of an issuer is a view of potential developments related to the issuer and may not necessarily reflect actual outcomes. An issuer’s current financial condition may be better or worse than a rating indicates.

B. Equity Securities

Common and Preferred Stock. The Fund may invest in common and preferred stock. Common stock represents an equity (ownership) interest in a company, and usually possesses voting rights and earns dividends. Dividends on common stock are not fixed but are declared at the discretion of the issuer. Common stock generally represents the riskiest investment in a company. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company’s stock price.

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Preferred stock is a class of stock having a preference over common stock as to the payment of dividends and the recovery of investment should a company be liquidated, although preferred stock is usually junior to the debt securities of the issuer. Preferred stock typically does not possess voting rights, and its market value may change based on changes in interest rates.

The fundamental risk of investing in common and preferred stock is the risk that the value of the stock might decrease. Stock values may fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. Historically, common stocks have provided greater long-term returns and have entailed greater short-term risks than preferred stocks, fixed-income and money market investments. The market value of all securities, including common and preferred stocks, is based upon the market’s perception of value and not necessarily the book value of an issuer or other objective measure of a company’s worth. If you invest in the Fund, you should be willing to accept the risks of the stock market and should consider an investment in the Fund only as a part of your overall investment portfolio.

Convertible Securities. The Fund may invest in convertible securities. Convertible securities include debt securities, preferred stock or other securities that may be converted into or exchanged for a given amount of common stock of the same or a different issuer during a specified period and at a specified price in the future. A convertible security entitles the holder to receive interest on debt or the dividend on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities rank senior to common stock in a company’s capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities have unique investment characteristics in that they generally:  (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities; (2) are less subject to fluctuation in value than the underlying stocks since they have fixed-income characteristics; and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases.

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

Investment in convertible securities generally entails less risk than an investment in the issuer’s common stock. Convertible securities are typically issued by smaller capitalized companies whose stock price may be volatile. Therefore, the price of a convertible security may reflect variations in the price of the underlying common stock in a way that nonconvertible debt does not. The extent, to which such risk is reduced, however, depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security.

Warrants. The Fund may invest in warrants. Warrants are securities, typically issued with preferred stock or bonds that give the holder the right to purchase a given number of shares of common stock at a specified price and time. The price usually represents a premium over the applicable market value of the common stock at the time of the warrant’s issuance. Warrants have no voting rights with respect to the common stock, receive no dividends and have no rights with respect to the assets of the issuer.

Investments in warrants involve certain risks, including the possible lack of a liquid market for the resale of the warrants, potential price fluctuations due to adverse market conditions or other factors and failure of the price of the common stock to rise. If the warrant is not exercised within the specified time period, it becomes worthless.

Depositary Receipts. The Fund may invest in deposit a ry receipts. A depositary receipt is a receipt for shares of a foreign-based company that entitles the holder to distributions on the underlying security. Depositary receipts include sponsored and unsponsored American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and other similar global instruments. The Fund may invest up to 20% of their assets in Depositary Receipts. ADRs typically are issued by a U.S. bank or trust company; evidence ownership of underlying securities issued by a foreign company, and are designed for use in U.S. securities markets. EDRs (sometimes called Continental Depositary Receipts) are receipts issued by a European financial institution evidencing an arrangement similar to that of ADRs, and are designed for use in European securities markets. The Fund invests in depositary receipts in order to obtain exposure to foreign securities markets.

Unsponsored depositary receipts may be created without the participation of the foreign issuer. Holders of these receipts generally bear all the costs of the depositary receipt facility, whereas foreign issuers typically bear certain costs in a sponsored depositary receipt. The bank or trust company depositary of an unsponsored depositary receipt may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. Accordingly, available information concerning the issuer may not be current and the prices of unsponsored depositary receipts may be more volatile than the prices of sponsored depositary receipts.

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C. Debt Securities

Corporate Debt Obligations. The Fund may invest in corporate debt obligations. Corporate debt obligations include corporate bonds, debentures, notes, commercial paper and other similar corporate debt instruments. Companies use these instruments to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and must repay the amount borrowed at maturity. Commercial paper (short-term unsecured promissory notes) is issued by companies to finance their current obligations and normally has a maturity of less than 9 months. In addition, the Fund may invest in corporate debt securities registered and sold in the U . S . by foreign issuers (Yankee bonds) and those sold outside the U . S . by foreign or U.S. issuers (Eurobonds). The Fund intends to restrict its purchases of these securities to issues denominated and payable in U . S . dollars. The Fund may only invest in commercial paper that is rated in one of the two highest short-term rating categories or, if unrated, is judged by the Adviser to be of comparable quality.

Financial Institution Obligations. Obligations of financial institutions include, among other things, negotiable certificates of deposit and bankers’ acceptances. The Fund may invest in negotiable certificates of deposit and bankers’ acceptances issued by commercial banks doing business in the U . S . that have, at the time of investment, total assets in excess of one billion dollars and are insured by the Federal Deposit Insurance Corporation. Certificates of deposit represent an institution’s obligation to repay funds deposited with it that earn a specified interest rate over a given period. Bankers’ acceptances are negotiable obligations of a bank to pay a draft, which has been drawn by a customer, and are usually backed by goods in international trade. Certificates of deposit which are payable on the stated maturity date and bear a fixed rate of interest, generally may be withdrawn on demand by the Fund but may be subject to early withdrawal penalties that could reduce the Fund’s performance.

U.S. Government Securities. The Fund may invest in U.S. Government Securities. U.S. Government Securities include securities issued by the U.S. Department of the Treasury and by U.S. Government agencies and instrumentalities. U.S. Government Securities may be supported by the full faith and credit of the U . S . (such as mortgage-related securities and certificates of the Government National Mortgage Association and securities of the Small Business Administration); or by the right of the issuer to borrow from the U.S. Department of the Treasury, the discretionary authority of the U.S. Department of the Treasury to lend to the issuer or the U.S. Department of the Treasury’s commitment to support the issuer’s net worth through preferred stock purchases (such as the securities issued by Fannie Mae (or “FNMA,” formerly the Federal National Mortgage Association) or Freddie Mac (or “FHLMC,” formerly the Federal Home Loan Mortgage Corporation)) .

Holders of U.S. Government Securities not backed by the full faith and credit of the U . S . must look principally to the agency or instrumentality issuing the obligation for repayment and may not be able to assert a claim against the U . S . in the event that the agency or instrumentality does not meet its commitment. No assurance can be given that the U.S. Government would provide support if it were not obligated to do so by law. Neither the U.S. Government nor any of its agencies or instrumentalities guarantees the market value of the securities they issue.

Mortgage-Backed Securities. The Fund may invest in mortgage-backed securities. Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, pools of mortgage loans. Those securities may be guaranteed by a U.S. Government agency or instrumentality (such as Ginnie Mae); issued and guaranteed by government-sponsored stockholder-owned corporations, though not backed by the full faith and credit of the U . S . (such as by Fannie Mae or Freddie Mac, and described in greater detail below); or issued by fully private issuers. Private issuers are generally originators of and investors in mortgage loans and include savings associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities. Private mortgage-backed securities may be supported by U.S. Government agency mortgage-backed securities or some form of non-governmental credit enhancement.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include Fannie Mae and Freddie Mac. Fannie Mae is a government-sponsored corporation owned by stockholders. It is subject to general regulation by the Federal Housing Finance Authority (“FHFA”). Fannie Mae purchases residential mortgages from a list of approved seller/servicers that include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Fannie Mae guarantees the timely payment of principal and interest on pass-through securities that it issues, but those securities are not backed by the full faith and credit of the U.S. Government.

Freddie Mac is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned by stockholders. Freddie Mac issues Participation Certificates (“PCs”), which represent interests in mortgages from Freddie Mac’s national portfolio. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal on the PCs it issues, but those PCs are not backed by the full faith and credit of the U.S. Government.

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The U.S. Department of the Treasury has historically had the authority to purchase obligations of Fannie Mae and Freddie Mac.  In addition, in 2008, due to capitalization concerns, Congress provided the U.S. Department of the Treasury with additional authority to lend Fannie Mae and Freddie Mac emergency funds and to purchase the companies’ stock, as described below.  In September 2008, the U.S. Department of the Treasury and the FHFA announced that Fannie Mae and Freddie Mac had been placed in conservatorship.

Since 2009 both Fannie Mae and Freddie Mac have received significant capital support through U.S. Department of the Treasury stock purchases. The U.S. Department of the Treasury announced in December 2009 that it would continue that support for the entities’ capital as necessary to prevent a negative net worth for at least the next three years. The continuing commitment of the U.S. Department of the Treasury is critical to their solvency. In addition, the Federal Reserve exercised its separate authority in 2009 to purchase mortgage-backed securities of Fannie Mae and Freddie Mac; the rate of those purchases is expected to slow and terminate in early 2010.  While the U.S. Department of the Treasury is committed to offset negative equity at Fannie Mae and Freddie Mac through its stock purchases, no assurance can be given that the Federal Reserve, U.S. Department of the Treasury, or FHFA initiatives discussed above will ensure that Fannie Mae and Freddie Mac will remain successful in meeting their obligations with respect to the debt and mortgage-backed securities they issue. In addition, the future of the entities is in serious question as the U.S. Government reportedly is considering multiple options, ranging on a spectrum from nationalization, privatization, or abolishment.

Fannie Mae and Freddie Mac also have been the subject of several class action lawsuits and investigations by federal regulators over certain accounting, disclosure, or corporate governance matters.  Such legal proceedings and investigations, and any resulting restatements of financial statements, may adversely affect the guaranteeing entities and, as a result, the payment of principal or interest on their securities.

The value of mortgage-backed securities may be significantly affected by changes in interest rates, the markets’ perception of issuers, the structure of the securities and the creditworthiness of the parties involved.  The ability of the Fund to successfully utilize mortgage-backed securities depends in part upon the ability of the Adviser to forecast interest rates and other economic factors correctly.  Some mortgage-backed securities have structures that make their reaction to interest rate changes and other factors difficult to predict.

Prepayments of principal of mortgage-backed securities by mortgagors or mortgage foreclosures affect the average life of the mortgage-backed securities.  The occurrence of mortgage prepayments is affected by various factors, including the level of interest rates, general economic conditions, the location and age of the mortgages and other social and demographic conditions.  In periods of rising interest rates, the prepayment rate tends to decrease, lengthening the average life of a pool of mortgage-backed securities.  In periods of falling interest rates, the prepayment rate tends to increase, shortening the average life of a pool. The volume of prepayments of principal on the mortgages underlying a particular mortgage-backed security will influence the yield of that security, affecting the Fund’s yield.  Because prepayments of principal generally occur when interest rates are declining, it is likely that the Fund, to the extent they retain the same percentage of fixed-income securities, may have to reinvest the proceeds of prepayments at lower interest rates than those of their previous investments.  If this occurs, the Fund’s yield will correspondingly decline.  Thus, mortgage-backed securities may have less potential for capital appreciation in periods of falling interest rates (when prepayment of principal is more likely) than other fixed-income securities of comparable duration, although they may have a comparable risk of decline in market value in periods of rising interest rates.  A decrease in the rate of prepayments may extend the effective maturities of mortgage-backed securities, reducing their sensitivity to changes in market interest rates.  To the extent that the Fund purchases mortgage-backed securities at a premium, unscheduled prepayments, which are made at par, result in a loss equal to an unamortized premium.

To lessen the effect of the failures by obligors on Mortgage Assets to make payments, CMOs and other mortgage-backed securities may contain elements of credit enhancement, consisting of either (1) liquidity protection or (2) protection against losses resulting after default by an obligor on the underlying assets and allocation of all amounts recoverable directly from the obligor and through liquidation of the collateral.  This protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of these.

Credit Risk. The Fund’s investments in fixed-income securities are subject to credit risk relating to the financial condition of the issuers of the securities that the Fund holds. To limit credit risk, the Fund will generally buy debt securities that are rated in the top four long-term rating categories or in the top two short-term rating categories.

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The Fund may retain a security that ceases to be rated or whose rating has been lowered below the Fund’s lowest permissible rating category if the Adviser determines that retaining the security is in the best interests of the Fund. Because a ratings downgrade often results in a reduction in the market price of the security, sale of a downgraded security may result in a loss.

The Fund may purchase unrated securities if the Adviser determines that the security is of comparable quality to a rated security that the Fund may purchase. Unrated securities may not be as actively traded as rated securities.

D . Foreign Securities

The Fund may invest up to 20% of its total assets in foreign securities which may be denominated in foreign currencies. Investments in the securities of foreign issuers may involve risks in addition to those normally associated with investments in the securities of U.S. issuers. All foreign investments are subject to risks of: (1) foreign political and economic instability; (2) adverse movements in foreign exchange rates; (3) the imposition or tightening of exchange controls or other limitations on repatriation of foreign capital; and (4) changes in foreign governmental attitudes towards private investment, including potential nationalization, increased taxation or confiscation of the assets.

Dividends and interest payable on foreign securities may be subject to foreign withholding taxes, thereby reducing the income available for distribution to you. Commission rates payable on foreign transactions are generally higher than in the U . S. Foreign accounting, auditing and financial reporting standards differ from those in the U . S . and therefore less information may be available about foreign companies than is available about issuers of comparable U.S. companies. Foreign securities also may trade less frequently and with lower volume and may exhibit greater price volatility than U.S. securities.

Changes in foreign exchange rates will affect the U.S. dollar value of all foreign currency-denominated securities held by the Fund. Exchange rates are influenced generally by the forces of supply and demand in the foreign currency markets and by numerous other political and economic events occurring outside the U . S . , many of which may be difficult, if not impossible, to predict.

Income from foreign securities will be received and realized in foreign currencies, and the Fund is required to compute and distribute income in U.S. dollars. Accordingly, a decline in the value of a particular foreign currency against the U.S. dollar after the Fund’s income has been earned and computed in U.S. dollars may require the Fund to liquidate portfolio securities to acquire sufficient U.S. dollars to make a distribution. Similarly, if the exchange rate declines between the time the Fund incurs expenses in U.S. dollars and the time such expenses are paid, the Fund may be required to liquidate additional foreign securities to purchase the U.S. dollars required to meet such expenses.

Custody Risk. Custody risk refers to the risks in the process of clearing and settling trades and to the holding of securities by local banks, agents and depositories. Acquiring, holding, and transferring interests in securities by book-entry through any security intermediary is subject to the laws and contractual provisions governing the relationship with the intermediary, as well as the laws and contractual provisions governing the relationship between such intermediary and each other intermediary, if any, standing between themselves and the individual security.

Low trading volumes and volatile process in less developed markets make their trades harder to complete and settle. Local agents are held only to the standards of care of the local markets. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country’s securities market is, the greater the likelihood of custody problems.

E . Illiquid and Restricted Securities

The Fund may not acquire securities or invest in repurchase agreements if, as a result, more than 15% of the Fund’s net assets (taken at current value) would be invested in illiquid securities.

The term “illiquid securities” means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. The Fund has a non-fundamental policy pursuant to which it may not invest more than 15% of its net assets in illiquid securities. Illiquid securities include: (1) repurchase agreements not entitling the holder to payment of principal within seven days (2) purchased over-the-counter options; (3) securities which are not readily marketable; and (4) except as otherwise determined by the Adviser, securities subject to contractual or legal restrictions on resale because they have not been registered under the 1933 Act (restricted securities).

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Rule 144A Securities, which are restricted securities, may be less liquid investments than registered securities because such securities may not be readily marketable in broad public markets.  A Rule 144A restricted security carries the risk that the Fund may not be able to sell the security when the portfolio manager considers it desirable to do so or that the Fund may have to sell the security at a lower price than that which would be available if the security were more liquid. In addition, transaction costs may be higher for 144A securities than for more liquid securities. Although there is a substantial institutional market for Rule 144A securities, it is not possible to predict exactly how the market for Rule 144A securities will develop. A restricted security which when purchased was liquid in the institutional markets may subsequently become illiquid.

Limitations on resale may have an adverse effect on the marketability of a security and the Fund also might have to register a restricted security in order to dispose of it, resulting in expense and delay.  The Fund might not be able to dispose of restricted or illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption requests.  There can be no assurance that a liquid market will exist for any security at any particular time.  Any security, including securities determined by the Adviser to be liquid, can become illiquid.

Determination of Liquidity. The Board has the ultimate responsibility for determining whether specific securities are liquid and has delegated this responsibility to the Adviser, pursuant to guidelines approved by the Board. The Adviser determines and monitors the liquidity of the portfolio securities and reports periodically on its decisions to the Board. The Adviser takes into account a number of factors in reaching liquidity decisions, including but not limited to:  (1) the frequency of trades and quotations for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of broker- dealers to undertake to make a market in the security; and (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer.

An institutional market has developed for certain restricted securities.  Accordingly, contractual or legal restrictions on the resale of a security may not be indicative of the liquidity of the security.  If such securities are eligible for purchase by institutional buyers in accordance with Rule 144A under the 1933 Act or other exemptions, the Adviser may determine that the securities are not illiquid.

F .  Leverage Transactions

The Fund may use leverage to increase potential returns. Leverage involves special risks and may involve speculative investment techniques. Leverage exists when cash made available to the Fund through an investment technique is used to make additional Fund investments. Borrowing for other than temporary or emergency purposes, lending portfolio securities and purchasing securities on a when-issued, delayed delivery or forward commitment basis, are transactions involving leverage. The Fund uses these investment techniques only when the Adviser believes that the leveraging and the returns available to the Fund from investing the cash will provide investors a potentially higher return.

Leverage creates the risk of magnified capital losses. Losses incurred by the Fund may be magnified by borrowings and other liabilities that exceed the equity base of the Fund. Leverage may involve the creation of a liability that requires the Fund to pay interest (for instance, reverse repurchase agreements) or the creation of a liability that does not entail any interest costs (for instance, forward commitment costs).

The risks of leverage include a higher volatility of the net asset value of the Fund’s shares and the relatively greater effect on the net asset value of the securities caused by favorable or adverse market movements or changes in the cost of cash obtained by leveraging and the yield from invested cash. So long as the Fund is able to realize a net return on its investment portfolio that is higher than interest expense incurred, if any, leverage will result in higher current net investment income for the Fund than if the Fund were not leveraged. Changes in interest rates and related economic factors could cause the relationship between the cost of leveraging and the yield to change so that rates involved in the leveraging arrangement may substantially increase relative to the yield on the obligations in which the proceeds of the leveraging have been invested. To the extent that the interest expense involved in leveraging approaches the net return on the Fund’s investment portfolio, the benefit of leveraging will be reduced, and, if the interest expense on borrowings were to exceed the net return to investors, the Fund’s use of leverage would result in a lower rate of return than if the Fund were not leveraged. In an extreme case, if the Fund’s current investment income were not sufficient to meet the interest expense of leveraging, it could be necessary for the Fund to liquidate certain of its investments at an inappropriate time.

Borrowing and Reverse Repurchase Agreements. The Fund may borrow money from a bank in amounts up to 33 1/3% of its total assets at the time of borrowing to, among other things, finance the purchase of securities for its portfolio. The Fund

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may also enter into reverse repurchase agreements. Entering into reverse repurchase agreements and purchasing securities on a when-issued, delayed delivery or forward delivery basis are not subject to the limitation with respect to borrowing money. A reverse repurchase agreement is a transaction in which the Fund sells securities to a bank or securities dealer and simultaneously commits to repurchase the security from the bank or dealer at an agreed upon date and at a price reflecting a market rate of interest unrelated to the sold security. An investment of the Fund’s assets in reverse repurchase agreements will increase the volatility of the Fund’s NAV. The Fund will use the proceeds of reverse repurchase agreements to fund redemptions or to make investments.

Senior Securities. Pursuant to Section 18(f)(1) of the 1940 Act, the Fund may not issue any class of senior security or sell any senior security of which it is the issuer, except that the Fund shall be permitted to borrow from any bank so long as immediately after such borrowings, there is an asset coverage of at least 300% and that in the event such asset coverage falls below this percentage, the Fund shall reduce the amount of its borrowings, within 3 days (excluding Sundays and holidays), to an extent that the asset coverage shall be at least 300%.

Securities Lending. As a fundamental policy, the Fund may lend portfolio securities or participate in repurchase agreements in an amount up to 33 1/3% of its total assets to brokers, dealers and other financial institutions. Repurchase agreements are transactions in which the Fund purchases a security and simultaneously agrees to resell that security to the seller at an agreed upon price on an agreed upon future date, normally, one to seven days later. If the Fund enters into a repurchase agreement, it will retain possession of the purchased securities and any underlying collateral. Securities loans and repurchase agreements must be continuously collateralized and the collateral must have market value at least equal to the value of the Fund’s loaned securities, plus accrued interest or, in the case of repurchase agreements, equal to the repurchase price of the securities, plus accrued interest. In a portfolio securities lending transaction, the Fund receives from the borrower an amount equal to the interest paid or the dividends declared on the loaned securities during the term of the loan as well as the interest on the collateral securities, less any fees (such as finders or administrative fees) the Fund pays in arranging the loan. The Fund may share the interest it receives on the collateral securities with the borrower. The terms of the Fund’s loans permit the Fund to reacquire loaned securities on five business days’ notice or in time to vote on any important matter. Loans are subject to termination at the option of the Fund or the borrower at any time, and the borrowed securities must be returned when the loan is terminated.

When-Issued Securities and Forward Commitments. The Fund may purchase securities offered on a “when-issued” basis and may purchase or sell securities on a “forward commitment” basis. When these transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but delayed settlements beyond two months may be negotiated. During the period between a commitment and settlement, no payment is made for the securities purchased by the purchaser and, thus, no interest accrues to the purchaser from the transaction. At the time the Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, the Fund will record the transaction as a purchase and thereafter reflect the value each day of such securities in determining its NAV. A purchase of securities on a “when-issued” or “forward commitment basis” will not be made if, as a result, more than 5% of the Fund’s total assets would be committed to such transactions.

At the time the Fund makes a commitment to purchase securities in this manner, the Fund immediately assumes the risk of ownership, including the risk that the value of the security may decline. The use of when-issued transactions enables the Fund to protect against anticipated changes in interest rates and prices, but may also increase the volatility of the Fund’s asset value per unit. Failure by a counterparty to deliver a security purchased by the Fund on a when-issued or delayed-delivery basis may result in a loss to the Fund or a missed opportunity to make an alternative investment.

Segregated Accounts. In order to attempt to reduce the risks involved in various transactions involving leverage, the Custodian, to the extent required by applicable rules or guidelines, will designate on the Fund’s books, or maintain in a segregated account, cash and liquid assets. The segregated assets’ value, which will be marked to market daily, will be at least equal to the Fund’s commitments under these transactions.

G .  Money Market Instruments

The Fund may invest in high-quality money market instruments in order to enable it to do the following: (i) take advantage of buying opportunities; (ii) meet redemption requests or ongoing expenses; (iii) take defensive action as necessary: or (iv) for other temporary purposes. Money market instruments generally are short-term debt instruments that have at the time of purchase remaining maturities of less than 397 days. The money market instruments that may be used by the Fund include:

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Bank and Savings and Loan Obligations . Bank and savings and loan obligations include, among others, certificates of deposit, bankers' acceptances, and time deposits. Certificates of deposit generally are short-term, interest-bearing negotiable certificates issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. Bankers' acceptances are time drafts drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (e.g., to finance the import, export, transfer, or storage of goods). With bankers' acceptances, the borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most bankers' acceptances have maturities of six months or less and are traded in secondary markets prior to maturity. Time deposits are generally short-term, interest-bearing negotiable obligations issued by commercial banks against funds deposited in the issuing institutions. In the case of domestic banks, the Fund will not invest in any security issued by a commercial bank or a savings and loan association unless the bank or savings and loan association is a member of the Federal Deposit Insurance Corporation (“FDIC”), or in the case of savings and loan associations, insured by the FDIC; provided, however, that such limitation will not prohibit investments in foreign branches of domestic banks which meet the foregoing requirements. The Fund will not invest in time deposits maturing in more than seven days.

Commercial Paper and Other Short-Term Corporate Debt Instruments . Commercial paper and other short-term corporate debt instruments include commercial paper (i.e., short-term, unsecured promissory notes issued by corporations to finance short-term credit needs). Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding 270 days. Also included are non-convertible corporate debt securities (e.g., bonds and debentures). Corporate debt securities with a remaining maturity of less than 397 days generally are liquid (and tend to become more liquid as their maturities lessen) and are traded as money market securities. The Fund may purchase corporate debt securities having no more than 397 days remaining to maturity at the date of settlement.

H .  Temporary Defensive Position and Cash Investments

The Fund may assume a temporary defensive position and may invest without limit in money market instruments that are of prime quality.  Prime quality money market instruments are those instruments that are rated in one of the two highest short-term rating categories or, if not rated, determined by the Adviser to be of comparable quality.  The Fund also may invest in prime quality money market instruments pending investment of cash balances.

Money market instruments usually have maturities of one year or less and fixed rates of return.  The money market instruments in which the Fund may invest include U.S. Government Securities, commercial paper, time deposits, bankers acceptances and certificates of deposit issued by domestic banks, corporate notes and short-term bonds and money market mutual funds.  The Fund may only invest in money market mutual funds to the extent permitted by the 1940 Act.

The money market instruments in which the Fund may invest may have variable or floating rates of interest.  These obligations include master demand notes that permit investment of fluctuating amounts at varying rates of interest pursuant to direct arrangement with the issuer of the instrument.  The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days’ notice.  These obligations generally are not traded, nor generally is there an established secondary market for these obligations.  To the extent a demand note does not have a 7-day or shorter demand feature and there is no readily available market for the obligation, it is treated as an illiquid security.

I .   Investment Company Securities, Exchange Traded Funds (“ETFs”) and Exchange Traded Notes (“ETNs”)

Open-End and Closed-End Investment Companies. The Fund may invest in other open-end and closed-end investment companies consistent with the Fund’s investment objectives and strategies. The Fund may also invest in money market mutual funds, pending investment of cash balances. The Fund will limit its investment in the securities of other open-end and closed-end investment companies to the extent permitted by the 1940 Act. With certain exceptions, such provisions generally permit the Fund to invest up to 5% of its assets in another investment company, up to 10% of its assets in investment companies generally and to hold up to 3% of the shares of another investment company. The Fund’s investment in other investment companies may include money market mutual funds, which are not subject to the percentage limitations set forth above.

The Fund, as a shareholder of another investment company, will bear its pro-rata portion of the other investment company’s advisory fee and other expenses, in addition to its own expenses, and will be exposed to the investment risks associated with the other investment company. To the extent that the Fund invests in closed-end companies that invest primarily in the common stock of companies located outside the U . S . , see the risks related to foreign securities described in the section entitled “Investment Policies and Risks – Foreign Securities” above.

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ETFs and ETNs . The Fund may invest in ETFs, which are registered investment companies, or trusts that are bought and sold on a securities exchange. The Fund may also invest in exchange traded notes (“ETN”), which are structured debt securities. Whereas ETFs’ liabilities are secured by their portfolio securities, ETNs’ liabilities are unsecured general obligations of the issuer. Most ETFs and ETNs are designed to track a particular market segment or index. ETFs and ETNs have expenses associated with their operation, typically including, with respect to ETFs, advisory fees. When the Fund invests in an ETF or ETN, in addition to directly bearing expenses associated with its own operations, it will bear its pro rata portion of the ETF’s or ETN’s expenses.

The risks of owning an ETF or ETN generally reflect the risks of owning the underlying securities the ETF or ETN is designed to track, although lack of liquidity in an ETF or ETN could result in it being more volatile than the underlying portfolio of securities. In addition, because of ETF or ETN expenses, compared to owning the underlying securities directly, it may be more costly to own an ETF or ETN. The value of an ETN security should also be expected to fluctuate with the credit rating of the issuer.

J .  Core and Gateway®

The Fund may seek to achieve its investment objective by converting to a Core and Gateway structure. The Fund operating under a Core and Gateway structure holds, as its only investment, shares of another investment company having substantially the same investment objective and policies. The Board will not authorize conversion to a Core and Gateway structure if it would materially increase costs to the Fund’s shareholders. The Board will not convert the Fund to a Core and Gateway structure without notice to the shareholders.

INVESTMENT LIMITATIONS

The Trust, on behalf of the Fund, has adopted the following investment policies which are fundamental policies that may not be changed without the affirmative vote of a majority of the outstanding voting securities of the Fund, as defined by the 1940 Act.  As defined by the 1940 Act, a “vote of a majority of the outstanding voting securities of the Fund” means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares present at a meeting, if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. The Fund’s investment objective is a fundamental policy that may not be changed without shareholder approval.  Nonfundamental policies may be changed by the Board without shareholder approval.

For purposes of the following limitations, all percentage limitations apply immediately after a purchase or initial investment.  Except with respect to borrowing money, if a percentage limitation is adhered to at the time of the investment, a later increase or decrease in the percentage resulting from any change in value or net assets will not result in a violation of such restrictions.  If at any time the Fund’s borrowings exceed its limitations due to a decline in net assets, such borrowings will be reduced promptly to the extent necessary to comply with the limitation.

A.  Fundamental Limitations

The Fund has adopted the following investment limitations that cannot be changed by the Board without shareholder approval. The Fund may not:

1.  Borrowing Money

Borrow money if, as a result, outstanding borrowings would exceed an amount equal to 33 1/3% of the Fund’s total assets.

2.  Concentration

Invest 25% or more of the value of its total assets in any one industry, except that the Fund may invest 25% or more of the value of its total assets in cash or cash items, securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or instruments secured by these money market instruments, such as repurchase agreements. For purposes of this restriction, the Fund will not consider “cash items” to include certificates of deposit or other bank obligations.

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3.  Diversification

Make an investment unless 75% of the value of the Fund’s total assets is represented by cash, cash items, U.S. Government securities, securities of other investment companies and other securities. For purposes of this restriction, the purchase of “other securities” is limited so that no more than 5% of the value of the Fund’s total assets would be invested in any one issuer. As a matter of operating policy, the Fund will not consider repurchase agreements to be subject to the above-stated 5% limitation if all the collateral underlying the repurchase agreements are U.S. Government securities and such repurchase agreements are fully collateralized.

4.  Underwriting Activities

Underwrite securities issued by other persons except, to the extent that in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter.

5.  Making Loans

Make loans to other parties. For purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt security are not deemed to be the making of loans.

6.  Purchases and Sales of Real Estate

Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities backed by real estate or securities of companies engaged in the real estate business) operations and securities that are secured by interests in real estate.

7.  Purchases and Sales of Commodities

Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

8.  Issuance of Senior Securities

Issue any class of senior securities to any other class of securities except pursuant to Section 18 of the 1940 Act and any interpretations or no-action positions thereof.

NonFundamental Limitations. The Fund has adopted the following investment limitations that may be changed by the Board without shareholder approval.

1.  Securities of Investment Companies

The Fund may invest in the securities of other open-end investment companies to the extent permitted by the 1940 Act and the rules thereunder, including interpretations and no-action positions. Currently, with certain exceptions, the 1940 Act limits investments in other investment companies if immediately thereafter the Fund (i) owns no more than 3% of the total outstanding voting securities of any one investment company and (ii) invests no more than 5% of its total assets (taken at market value) in the securities of any one investment company or more than 10% of its total assets in the securities of all other investment companies in the aggregate.

2.  Margin and Short Sales

The Fund may not purchase securities on margin or sell securities short, except that the Fund may make margin deposits in connection with permissible options and futures transactions subject to the Fund’s limitations on investments in commodities and options and spreads, may make short sales “against the box” (in a short sale “against the box,” the Fund sells short a security in which it maintains a long position at least equal in amount to the position sold short), and may obtain short-term credits as may be necessary for clearance of transactions.

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3.  Illiquid Securities

The Fund may not knowingly purchase or otherwise acquire any security or invest in a repurchase agreement maturing in more than seven days, if as a result, more than 15% of the net assets of the Fund would be invested in securities that are illiquid or not readily marketable, including repurchase agreements maturing in more than seven days and non-negotiable fixed time deposits with maturities over seven days. The Fund may invest without limitation in “restricted securities” (securities which are subject to legal or contractual restrictions on resale) provided such securities are considered to be liquid.

BOARD OF TRUSTEES, MANAGEMENT AND SERVICE PROVIDERS

A. Board of Trustees

The Trust is governed by its Board of Trustees.  The Board is responsible for and oversees the overall management and operations of the Trust and the Fund, which includes the general oversight and review of the Fund’s investment activities, in accordance with federal law, Delaware law and the stated policies of the Fund.  The Board oversees the Trust’s officers and service providers, including the Adviser, who is responsible for the management of the day-to-day operations of the Fund based on policies and agreements reviewed and approved by the Board.  In carrying out these responsibilities, the Board regularly interacts with and receives reports from senior personnel of service providers and the Trust’s Chief Compliance Officer (“CCO”).  The Board also is assisted by the Trust’s independent auditor (who reports directly to the Trust’s Audit Committee), independent counsel and other experts as appropriate, all of whom are selected by the Board.

Board Structure and Related Matters .   Board members, who are Independent Trustees, constitute at least two-thirds of the Board.  J. Michael Parish, an Independent Trustee, serves as Independent Chair of the Board.  The Independent Chair’s responsibilities include: setting an agenda for each meeting of the Board; presiding at all meetings of the Board and Independent Trustees; and serving as a liaison with other trustees, the Trust’s officers, other management personnel and counsel to the Fund.  The Independent Chair shall perform such other duties as the Board may from time to time determine.
The trustees discharge their responsibilities collectively as a Board, as well as through Board committees, each of which operates pursuant to a charter or procedures approved by the Board that delineates the specific responsibilities of that committee.  The Board has established four standing committees: the Audit Committee, the Nominating Committee, the Valuation Committee and the Qualified Legal Compliance Committee.  The members and responsibilities of each Board committee are summarized on page 15.

The Board periodically evaluates its structure and composition as well as various aspects of its operations.  The Board believes that its leadership structure, including its Independent Chair position and its committees, is appropriate for the Trust in light of, among other factors, the asset size and nature of the Fund, the number of funds overseen by the Board, the arrangements for the conduct of the Fund’s operations, the number of trustees, and the Board’s responsibilities.  On an annual basis, the Board conducts a self-evaluation that considers, among other matters, whether the Board and its committees are functioning effectively and whether, given the size and composition of the Board and each if its committees, the trustees are able to oversee effectively the number of funds in the complex.

The Board holds four regularly scheduled in-person meetings and schedules four telephonic meetings each year.  The Board may hold special meetings, as needed, either in person or by telephone, to address matters arising between regular meetings.  The Independent Trustees also hold at least one in-person meeting each year during a portion of which management is not present and may hold special meetings, as needed, either in person or by telephone.

The trustees are identified in the table below, which provides information as to their principal business occupations held during the last five years and certain other information.  Each Trustee serves until his or her death, resignation or removal and replacement.  The address for all trustees is c/o Atlantic Fund Services, Three Canal Plaza, Suite 600, Portland, Maine, 04101.  Each Trustee oversees 20 series of the Trust. John Y. Keffer is considered an interested trustee due to his affiliation with Atlantic.  Mr. Keffer is also an interested director of the Wintergreen Fund, Inc., another registered open-end investment company.

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Name and Year of Birth	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
Independent Trustees
J. Michael Parish Born: 1943	Chairman of the Board; Trustee; Chairman, Nominating Committee and Qualified Legal Compliance Committee	Since 1989 (Chairman since 2004)	Retired since 2003.
Costas Azariadis Born: 1943	Trustee; Chairman, Valuation Committee	Since 1989	Professor of Economics, Washington University since 2006; Professor of Economics, University of California-Los Angeles 1992-2006.
James C. Cheng Born: 1942	Trustee; Chairman, Audit Committee	Since 1989	President, Technology Marketing Associates (marketing company for small- and medium-sized businesses in New England) since 1991.
Interested Trustee
John Y. Keffer 1 Born: 1942	Trustee; Vice Chairman	Since 1989
Chairman, Atlantic since 2008; President, Forum Foundation (a charitable organization) since 2005; President, Forum Trust, LLC (a non-depository trust company chartered in the State of Maine) since 1997.

1 Since 1997, John Y. Keffer has been president and owner of Forum Trust, LLC.  Prior to January 1, 2010, Atlantic was a wholly owned subsidiary of Forum Trust, LLC.  Effective January 1, 2010, Atlantic became a wholly owned subsidiary of Forum Holdings Corp., a Delaware corporation that is wholly owned by Mr. Keffer.

In addition to the information set forth in the table above, each Trustee possesses other relevant qualifications, experience, attributes or skills.  The following provides additional information about these qualifications and experience.

J. Michael Parish:  Mr. Parish has experience as a business attorney and long-time member of a law firm; service on the board of the foundation Hackensack Riverkeeper, Inc., and a private university; and multiple years of service as a Trustee and as Independent Chair. Mr. Parish also served as a Trustee of Monarch Funds, a Massachusetts business trust and open-end management investment company, from 2003 to 2009.

Costas Azariadis:  Mr. Azariadis has extensive experience with finance and economics, having served as a professor of economics at various top universities and a member of the various committees of the governing body of universities; and multiple years of service as a Trustee. Mr. Azariadis also served as a Trustee of Monarch Funds from 2003 to 2009.

James C. Cheng:  Mr. Cheng has organizational experience as chairman and chief executive officer of a private marketing company; experience as a co-founder of an information technology firm; experience as a consultant; and multiple years of service as a Trustee. Mr. Cheng also served as a Trustee of Monarch Funds from 2003 to 2009.

John Y. Keffer:  Mr. Keffer has extensive experience in the investment management industry, including organizational experience as chairman and chief executive officer of a fund service provider; and multiple years of service as a Trustee. Mr. Keffer also served as a Trustee of Monarch Funds from 2003 to 2009 and continues to serve as an interested director of Wintergreen Fund, Inc., another open-end management investment company.

Risk Oversight .   Consistent with its responsibility for oversight of the Trust and the Fund, the Board oversees the management of risks relating to the administration and operation of the Trust and the Fund.  The Adviser, as part of its responsibilities for the day-to-day operations of the Fund, is responsible for day-to-day risk management.  The Board, in the exercise of its reasonable business judgment, also separately considers potential risks that may impact the Fund.  The Board performs this risk management oversight directly and, as to certain matters, through its committees described below and through the Independent Trustees.  The following provides an overview of the principal, but not all, aspects of the Board’s oversight of risk management for the Trust and the Fund.

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In general, the Fund’s risks include, among others, investment risk, valuation risk, compliance risk and operational risk.  The Board has adopted, and periodically reviews, policies and procedures designed to address these and other risks to the Trust and the Fund.  In addition, under the general oversight of the Board, the Adviser and other service providers have themselves adopted a variety of policies, procedures and controls designed to address particular risks.  Different processes, procedures and controls are employed with respect to different types of risks.  Further, the Adviser oversees and regularly monitors the investments, operations and compliance of the Fund’s investments.

The Board also oversees risk management for the Trust and the Fund through review of regular reports, presentations and other information from officers of the Trust and other persons.  Senior officers of the Trust, senior officers of the Adviser and the Trust’s CCO regularly report to the Board on a range of matters, including those relating to risk management.  In this regard, the Board periodically receives reports regarding other service providers to the Trust, either directly or through the CCO.  On at least a quarterly basis, the Independent Trustees meet with the CCO to discuss matters relating to the Fund’s compliance program.  Further, at least annually, the Board receives a report from the CCO regarding the effectiveness of the Fund’s compliance program.

The Board also regularly receives reports from the Adviser with respect to the investments and securities trading of the Fund.  For example, typically, the Board receives reports, presentations and other information from the Adviser on at least an annual basis in connection with the Board’s consideration of the renewal of the Fund’s advisory agreement with the Adviser.  Also, if applicable, the Board receives reports from the Adviser and other service providers in connection with the Board’s consideration of the renewal of any distribution plan of the Fund under Rule 12b-1 under the 1940 Act.  Senior officers of the Trust and senior officers of the Adviser also report regularly to the Valuation and Audit Committees on valuation matters, internal controls and accounting and financial reporting policies and practices.  In addition, the Audit Committee receives regular reports from the Trust’s independent auditors on internal control and financial reporting matters.

Trustee Ownership in the Fund and Other Series of the Trust.

Trustees	Dollar Range of Beneficial Ownership in the Fund as of December 31, 2010	Aggregate Dollar Range of Ownership as of December 31, 2010 in all Funds Overseen by Trustee in the Trust
Interested Trustee
John Y. Keffer	None	$10,001-$50,000
Independent Trustees
Costas Azariadis	None	None
James C. Cheng	None	None
J. Michael Parish	None	Over $100,000

B. Principal Officers of the Trust

The officers of the Trust conduct and supervise its daily business.  As of the date of this SAI, the officers of the Trust, their year of birth, their business address and their principal occupations during the past five years are as set forth below.  Unless otherwise indicated, the address of each officer is c/o Atlantic Fund Services, Three Canal Plaza, Suite 600, Portland, Maine 04101.

Name and Year of Birth	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
Officers
Stacey E. Hong Born: 1966	President; Principal Executive Officer	Since 2008	President, Atlantic since 2008; Director, Consulting Services, Foreside Fund Services 2007; Elder Care, 2005-2006.
Karen Shaw Born: 1972	Treasurer; Principal Financial Officer	Since 2008	Senior Manager, Atlantic since 2008; Section Manager/Vice President, Enterprise Support Services, Citigroup 2003-2008.
David Faherty Born: 1970	Vice President	Since 2009	Senior Counsel, Atlantic since 2009; Vice President, Citi Fund Services Ohio, Inc. 2007-2009.; Associate Counsel, Investors Bank & Trust Co. 2006-2007.

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Michael J. McKeen Born: 1971	Vice President	Since 2009	Senior Manager, Atlantic since 2008; Vice President, Citigroup 2003-2008.
Joshua LaPan Born: 1973	Vice President	Since 2009	Manager, Atlantic since 2008; Vice President, Citigroup 2003-2008.
Timothy Bowden Born: 1969	Vice President	Since 2009	Manager, Atlantic since 2008; Vice President, Citigroup 2005-2008.
Lina Bhatnagar Born: 1971	Secretary	Since 2008	Senior Administration Specialist, Atlantic since 2008; Regulatory Administration Specialist, Citigroup 2006-2008.

C.  Ownership of Securities of the Adviser and Related Companies

As of December 31, 2010 , no Independent Trustee or any of his immediate family members owned, beneficially or of record, securities of any Trust investment adviser, sub-adviser, its principal underwriter, or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with any Trust investment adviser or principal underwriter.

D. Information Concerning Trust Committees

1.  Audit Committee

The Trust’s Audit Committee, which meets when necessary, consists of Messrs. Azariadis, Cheng and Parish, constituting all of the Independent Trustees.  Pursuant to a charter adopted by the Board, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Trust.  It is directly responsible for the appointment, termination, compensation and oversight of work of the independent auditors to the Trust.  In so doing, the Committee reviews the methods, scope and results of the audits and audit fees charged, and reviews the Trust’s internal accounting procedures and controls.  During the fiscal year ended December 31, 20 1 0, the Audit Committee met four times.

2.  Nominating Committee

The Trust’s Nominating Committee, which meets when necessary, consists of Messrs. Azariadis, Cheng, and Parish, constituting all of the Independent Trustees.  Pursuant to a charter adopted by the Board, the Nominating Committee is charged with the duty of nominating all trustees and committee members, and presenting these nominations to the Board.  The Nominating Committee will not consider any nominees for Trustee recommended by security holders.  During the fiscal year ended December 31, 20 1 0, the Nominating Committee did not meet.

3.  Valuation Committee

The Trust’s Valuation Committee, which meets when necessary, consists of Messrs. Azariadis, Cheng, Keffer, or Parish, the President or the Treasurer, a representative of the Fund Accountant and, if needed, a portfolio manager or a senior representative of the investment advisers to the Trust series holding securities that require fair valuation.   Pursuant to the Trust’s Pricing and Valuation Procedures, the Valuation Committee oversees the pricing of the Fund’s shares and the activities of the Fund Accountant and the Adviser in connection with the valuation of the Fund’s portfolio securities; selects from time to time, subject to approval by the Board, independent pricing services to provide a market value or fair value of any portfolio security approved by the Board; makes and monitors fair value determinations pursuant to these Procedures; and carries out any other supervisory functions delegated to it by the Board relating to the valuation of Fund portfolio securities.  During the fiscal year ended December 31, 20 1 0, the Valuation Committee met 145 times.

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4.  Qualified Legal Compliance Committee

The Qualified Legal Compliance Committee (the “QLCC’), which meets when necessary, consists of Messrs. Azariadis, Cheng and Parish, constituting all of the  Independent Trustees.  The QLCC evaluates and recommends resolutions to reports from attorneys servicing the Trust regarding evidence of material violations of applicable federal and state law or the breach of fiduciary duties under applicable federal and state law by the Trust or an employee or agent of the Trust. During the fiscal year ended December 31, 20 1 0, the QLCC Committee did not meet.

E. Compensation of Trustees and Officers

Each Trustee is paid an annual fee of $45,000 for service to the Trust.  The Chairman of the Board is paid an annual fee of $66,000. In addition, the Chairman receives a monthly stipend of $500 to cover certain expenses incurred in connection with his duties to the Trust. The trustees and Chairman may receive additional fees for special Board meetings. Each Trustee is also reimbursed for all reasonable out-of-pocket expenses incurred in connection with his duties as a Trustee, including travel and related expenses incurred in attending Board meetings. No officer of the Trust is compensated by the Trust, but officers are reimbursed for travel and related expenses incurred in attending Board meetings held outside of Portland, Maine.

The following table sets forth the fees paid to each Trustee by the Fund and the Trust for the fiscal year ended December 31, 2010 .

Trustee	Compensation from the Fund	Pension or Retirement Benefits	Total Compensation from the Trust
John Y. Keffer	$0	N/A	$0
Costas Azariadis	$369	N/A	$40,500
James C. Cheng	$369	N/A	$41,000
J. Michael Parish	$553	N/A	$61,500

F. Investment Adviser

Services of Adviser. The Adviser serves as investment adviser to the Fund pursuant to an investment advisory agreement with the Trust (the “Advisory Agreement”).  Under the Advisory Agreement, the Adviser furnishes, at its own expense, all services, facilities and personnel necessary in connection with managing the Fund’s investments and effecting portfolio transactions for the Fund. The Adviser may compensate brokers or other service providers (“Financial Intermediaries”) out of its own assets, and not as additional charges to the Fund, in connection with the sale and distribution of shares of the Fund and/or servicing of these shares.

Ownership of Adviser. The Adviser is a Delaware limited liability company that is 100% employee owned.

Information Concerning Accounts Managed by Portfolio Managers.

The following table provides information regarding other accounts managed by the portfolio managers as of December 31, 20 1 0:

Monica L. Walker	Number Of Accounts	Total Assets
registered investment companies:	1	$ 55,265,866
other pooled investment vehicles:	0	0
other accounts:	43 2*	$ 1,148,770,593 $ 516,963,541

Carl R. Bhathena	Number Of Accounts	Total Assets
registered investment companies:	1	$ 55,265,866
other pooled investment vehicles:	0	0
other accounts:	43 2*	$ 1,148,770,593 $ 516,963,541
  *These accounts earn performance-based fees.

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Conflicts of Interest for Portfolio Managers. Portfolio managers at the Adviser manage portfolios for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies, or foundations), commingled trust accounts, and other types of funds. They may have investment objectives, strategies and risk profiles that differ from those of the Fund. Managers make investment decisions for each portfolio, including the Fund, based on the investment objectives, policies, practices and other relevant investment considerations applicable to that client portfolio.

In managing other accounts, certain material conflicts of interest may arise. Potential conflicts include, for example, conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Fund’s portfolio managers and conflicts in the allocation of investment opportunities between the Fund and such other accounts. Potential material conflicts may also arise in connection with the portfolio managers’ management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other, or where the other accounts have higher or performance-based fee arrangements.

The Adviser has a fiduciary responsibility to treat all clients fairly. The Adviser has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures that it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, the Adviser monitors a variety of areas, including compliance with the account’s guidelines, the allocation of securities, and compliance with its Code of Ethics.

Information Concerning Compensation of Portfolio Managers. Monica L. Walker and Carl R. Bhathena have ownership interests in the Adviser. The compensation package for portfolio managers who are owners of the Adviser is based on years of experience in the industry as well as competitive market factors and reflects a portfolio manager’s contribution to the Adviser’s success as well as his or her contribution and participation as an owner of the Adviser.

A portion of the overall compensation may include annual cash bonuses dependent upon the overall performance of the firm, as determined by Holland Capital’s Board and as measured by pre-tax portfolio results net-of-fees relative to their respective benchmarks for the past year, the increase in assets under management and increase in pre-tax income. Portfolio managers/ owners receive income based upon the overall financial performance of the firm commensurate with their interest in the company.

In addition to being a co-portfolio manager of the Fund and other equity accounts of the Adviser, Mr. Bhathena is also a Senior Equity Analyst of the Adviser and his incentive compensation is more quantitatively derived and is based on both individual and team performance. Mr. Bhathena’s compensation is structured in a manner that aligns his performance with client performance objectives and ensures rewards for major contributions to portfolio performance.

Portfolio Managers’ Ownership in the Fund . Monica L. Walker and Carl R. Bhathena are the Fund’s portfolio manager(s) and are responsible for the day-to-day management of the Fund.    The following table provides information regarding other accounts managed by the portfolio managers as of December 31, 2010.

Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned as of December 31, 20 1 0

Monica L. Walker	$100,001- $500,000
Carl R. Bhathena	$0-$10,000

Fees. Investment management fees are paid to the Adviser monthly at the following annualized rates based on a percentage of the average daily net assets of the Fund:  0.85% of average daily net assets up to $500 million, 0.75% of average daily net assets up to the next $500 million, and 0.65% of average daily net assets in excess of $1 billion.

Based on a fee reduction and expense reimbursement agreement through May 1, 2013, the Adviser has contractually agreed to reduce Fund expenses to the extent that “Total Annual Fund Operating Expenses” (excluding, taxes, interest, portfolio transaction expenses and other extraordinary expenses) of Investor Shares exceed the annual rate of 1.35%. Based on a fee reduction and expense reimbursement agreement through May 1, 201 2 , the Adviser has contractually agreed to reduce Fund expenses of Institutional Shares and A Shares to the extent that “Total Annual Fund Operating Expenses” (excluding, taxes, interest, portfolio transaction expenses and other extraordinary expenses) of Institutional Shares and A Shares exceed the annual rate of 1.20% and 1.40%, respectively.

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The advisory fee, if not waived, is accrued daily by the Fund and is assessed based on average daily net assets for the prior month.  The advisory fee is paid monthly based on average daily net assets for the prior month.

In addition to receiving its advisory fee from the Fund, the Adviser may also act and be compensated as investment manager for its clients with respect to assets they invested in the Fund.  If you have a separately managed account with the Adviser with assets invested in the Fund, the Adviser will credit an amount equal to all or a portion of the fees received by the Adviser against any investment management fee received from you.

Table 1 in Appendix B shows the dollar amount of the fees paid by the Fund to the Adviser, the amount of fees waived/reimbursed by the Adviser, and the actual fees retained by the Adviser. The data presented are for the past three fiscal years (or shorter period depending on the Fund’s commencement of operations) .

Advisory Agreement. The Adviser is not affiliated with Atlantic or any company affiliated with Atlantic. The Fund’s Advisory Agreement remains in effect for a period of two years from the date of its effectiveness and then the Advisory Agreement must be approved at least annually by the Board or by majority vote of the shareholders, and in either case by a majority of the trustees who are not parties to the agreements or interested persons of any such party (other than as trustees of the Trust).

The Advisory Agreement is terminable without penalty by the Trust with respect to the Fund on 60 days’ written notice when authorized either by vote of the Fund’s shareholders or by a majority vote of the Board, or by the Adviser on 60 days’ written notice to the Trust. The Advisory Agreement terminates immediately upon assignment.

Under the Advisory Agreement, the Adviser is not liable for any error of judgment, mistake of law, or in any event whatsoever except for willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the agreement.

G. Distributor

Distribution Services. The Distributor (also known as the principal underwriter) of the Fund is located at Three Canal Plaza, Portland, Maine 04101. The Distributor is a registered broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc.

Under a Distribution Agreement with the Trust dated March 31, 2009, the Distributor acts as the agent of the Trust in connection with the continuous offering of shares of the Fund.  The Distributor continually distributes shares of the Fund on a best efforts basis.  The Distributor has no obligation to sell any specific quantity of the Fund’s shares. The Distributor and its officers have no role in determining the investment policies or which securities are to be purchased or sold by the Trust.

The Distributor may enter into agreements with selected broker-dealers, banks or other financial intermediaries for distribution of shares of the Fund.  With respect to certain financial intermediaries and related Fund “supermarket” platform arrangements, the Fund and/or the Adviser, rather than the Distributor, typically enter into such agreements. These financial intermediaries may charge a fee for their services and may receive shareholder service or other fees from parties other than the Distributor. These financial intermediaries may otherwise act as processing agents and are responsible for promptly transmitting purchase, redemption and other requests to the Fund.

Investors who purchase shares through financial intermediaries will be subject to the procedures of those intermediaries through whom they purchase shares, which may include charges, investment minimums, cutoff times and other restrictions in addition to, or different from, those listed herein.  Information concerning any charges or services will be provided to customers by the financial intermediary through which they purchase shares.  Investors purchasing shares of the Fund through financial intermediaries should acquaint themselves with their intermediary’s procedures and should read the Prospectus in conjunction with any materials and information provided by their intermediary.  The financial intermediaries, and not its customers, will be the shareholder of record, although customers may have the right to vote shares depending upon their arrangement with the intermediary.  The Distributor does not receive compensation from the Fund for its distribution services except the distribution/service fees with respect to the shares of those classes for which a Rule 12b-1 Plan is effective.  The Adviser pays the Distributor a fee for distribution-related services.

Pursuant to the Distribution Agreement, the Distributor receives, and may reallow to certain financial intermediaries, all or a portion of the sales charge paid by the purchasers of A Shares. The Distributor may also retain any portion of the commissions that are not paid to financial intermediaries, which may be used to pay distribution-related expenses. The

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Adviser, at its expense, pays the Distributor a fee for certain distribution-related services for the Fund, including licensing certain employees of the Adviser as registered representatives of the Distributor to facilitate the distribution of  Fund shares.

Distribution Plan (Investor Shares and A Shares). The Trust has adopted a Rule 12b-1 plan under which the Fund is authorized to pay to the Distributor or any other entity approved by the Board, including the Adviser, (collectively, “payees”) as compensation for the distribution-related and/or shareholder services provided by such entities, an aggregate fee equal to 0.25% of the average daily net assets of Investor Shares and A Shares.  The payees may pay any or all amounts received under the Rule 12b-1 plan to other persons for any distribution or service activity conducted on behalf of the Fund.  The plan is a core component of the ongoing distribution of Investor Shares and A Shares.  The Distributor may reimburse certain distribution-related and/or shareholder servicing expenses incurred by the Adviser.

The plan provides that payees may incur expenses for distribution and service activities including, but not limited to: (1) any sales, marketing and other activities primarily intended to result in the sale of the Fund’s shares and (2) providing services to holders of shares related to their investment in the Fund, including without limitation providing assistance in connection with responding to shareholder inquiries regarding the Fund’s investment objective, policies and other operational features, and inquiries regarding shareholder accounts.  Expenses for such activities include compensation to employees and expenses, including overhead and telephone and other communication expenses, of a payee who engages in or supports the distribution of the Fund’s shares, or who provides shareholder servicing such as responding to the Fund’s shareholder inquiries regarding the Fund’s operations; the incremental costs of printing (excluding typesetting) and distributing prospectuses, statements of additional information, annual reports and other periodic reports for use in connection with the offering or sale of the Fund’s shares to any prospective investors; and the costs of preparing, printing and distributing sales literature and advertising materials used by the Distributor, Adviser or others in connection with the offering of the Fund’s shares for sale to the public.

The plan requires the payees to prepare and submit to the Board, at least quarterly, and the Board to review, written reports setting forth all amounts expended under the plan and identifying the activities for which those expenditures were made.  The plan obligates the Fund to compensate the Distributor for services and not to reimburse it for expenses incurred.

The following payments made by the Distributor under the plan were used as set forth below during the fiscal year ended December 31, 2010.

Lou Holland Growth Fund	Advertising	Printing & Mailing of Prospectuses	Compensation to Underwriters	Compensation to Broker-Dealers	Compensation to Sales Personnel	Interest, Carrying or Other Financial Charges
Investor Shares	N/A	N/A	N/A	N/A	N/A	N/A
A Shares	N/A	N/A	N/A	N/A	N/A	N/A

The plan provides that it will remain in effect for one year from the date of its adoption and thereafter shall continue in effect provided it is approved at least annually by the shareholders or by the Board, including a majority of the Independent Trustees. The plan further provides that it may not be amended to materially increase the costs, which the Trust bears for distribution/shareholder servicing pursuant to the plan without approval by shareholders of all Investor Shares and A Shares and that other material amendments of the plan must be approved by the Independent Trustees. The plan may be terminated with the respect to the Fund’s Investor Shares and A Shares at any time by the Board, by a majority of the Independent Trustees or by shareholders of the Fund’s Investor Shares and A Shares.

Table 2 in Appendix B shows the dollar amount of the fees accrued by the Fund, the amount of fees waived by the Distributor and the actual fees retained by the Distributor and its agents under the plan. The data is for the past fiscal year.

H.  Other Fund Service Providers

1.  Administrator, Accountant, Transfer Agent and Compliance Services

Atlantic and its subsidiaries provide administration, fund accounting and transfer agency services to the Fund. Atlantic is a subsidiary of Forum Holdings Corp. John Y. Keffer, a Trustee, is the Chairman of Atlantic and is also the founder and owner of Forum Holdings Corp., the parent entity of Atlantic.

Pursuant to the Atlantic Services Agreement, (the “Services Agreement”), the Fund pays Atlantic a bundled fee for administration, fund accounting and transfer agency services at an annual rate of: 0.12% on the first $150 million in Fund assets, 0.075% on the next $150 million in Fund assets, 0.05% on the next $300 million in Fund assets, 0.03% on the next $400 million in Fund assets and 0.02% on Fund assets exceeding $1 billion. The base fee is subject to an annual minimum of

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$135,000. The Fund also pays Atlantic certain surcharges and shareholder account fees. The fee is accrued daily by the Fund and is paid monthly based on the average net assets, transactions and positions for the prior month.

As administrator, Atlantic administers the Fund’s operations with respect to the Fund, except those that are the responsibility of any other service provider hired by the Trust, all in such manner and to such extent as may be authorized by the Board. The administrator’s responsibilities include, but are not limited to, (1) overseeing the performance of administrative and professional services rendered to the Fund by others, including its custodian, transfer agent and dividend disbursing agent, as well as legal, auditing, shareholder servicing and other services performed for the Fund; (2) preparing for filing and filing certain regulatory filings (i.e. registration statements and semi-annual reports) subject to Trust counsel and/or independent auditor oversight; (3) overseeing the preparation and filing of the Fund’s tax returns, the preparation of financial statements and related reports to the Fund’s shareholders, the SEC and state and other securities administrators; (4) providing the Fund with adequate general office space and facilities and provide persons suitable to the Board to serve as officers of the Trust; (5) assisting the Adviser in monitoring Fund holdings for compliance with prospectus investment restrictions and assist in preparation of periodic compliance reports; and (6) with the cooperation of the Adviser, the officers of the Trust and other relevant parties, preparing and disseminating materials for meetings of the Board.

As fund accountant, Atlantic provides fund accounting services to the Fund. These services include calculating the NAV of the Fund.

Table 3 in Appendix B shows the dollar amount of the fees accrued by the Fund to Atlantic for fund accounting services, the amount of fees waived by Atlantic for fund accounting services and the amount retained by Atlantic under the Services Agreement. The data are for the past three fiscal years (or shorter period depending on the Fund’s commencement of operations).

The Services Agreement continues in effect until terminated, so long as its continuance is specifically approved or ratified with such frequency and in such manner as required by applicable law. After an initial three-year term, the Services Agreement is terminable with or without cause and without penalty by the Trust or by the Administrator on 120 days’ written notice to the other party. The Services Agreement is also terminable for cause by the non-breaching party on at least 60 days’ written notice to the other party, provided that such party has not cured the breach within that notice period. Under the Services Agreement, Atlantic is not liable to the Fund or the Fund’s shareholders for any act or omission, except for willful misfeasance, bad faith or negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Services Agreement. The Services Agreement also provides that Atlantic will not be liable to a shareholder for any loss incurred due to a NAV difference if such difference is less than or equal to 0.5% or less than or equal to $25.00. In addition, Atlantic is not liable for the errors of others, including the companies that supply security prices to Atlantic and the Fund.

Table 4 in Appendix B shows the dollar amount of the fees accrued by the Fund to Atlantic for administration services, the amount of fees waived by Atlantic for administration services and the amount retained by Atlantic under the Services Agreement. The data are for the past three fiscal years (or shorter period depending on the Fund’s commencement of operations).

Atlantic serves as transfer agent and distribution paying agent for the Fund. Atlantic is registered as a transfer agent with the Office of Comptroller of the Currency. The Transfer Agent and distribution paying agent maintains an account for each shareholder of record of the Fund and is responsible for processing purchase and redemption requests and paying distributions to shareholders of record.

Atlantic provides a Principal Executive Officer (“PEO”), a Principal Financial Officer (“PFO” and, with the PEO, “Certifying Officers”), a Chief Compliance Officer (“CCO”), and an Anti-Money Laundering Compliance Officer (“AMLCO”) to the Fund, as well as certain additional compliance support functions (collectively, “Compliance Services”), pursuant to a Compliance Services Agreement dated June 1, 2008 (the “Compliance Services Agreement”).

For making available the CCO, the AMLCO and the Certifying Officers, and for providing the Compliance Services, Atlantic receives a fee from the Funds equal to (i) $20,000 (allocated equally to all Trust series for which the Adviser provides management services) and (ii) $5,000 per Fund.

The Compliance Services Agreement continues in effect until terminated. The Compliance Services Agreement is terminable with or without cause and without penalty by the Board of the Trust or by Atlantic on 60 days’ written notice to the other party. Notwithstanding the foregoing, the provisions of the Compliance Services Agreement related to CCO services, may be

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terminated at any time by the Board, effective upon written notice to the CCO and Certifying Officers, without the payment of any penalty.

Under the Compliance Services Agreement, (1) Atlantic is not liable to the Fund or the Fund's shareholders for any act or omission, and (2) Atlantic and certain related parties ("Atlantic Indemnitees") are indemnified by the Fund against any and all claims and expenses related to an Atlantic Indemnitee's actions or omissions, except, with respect to clauses (1) and (2), for willful misfeasance, bad faith or negligence in the performance of Atlantic's duties or by reason of reckless disregard of its obligations and duties under the Compliance Services Agreement.

Table 5 in Appendix B shows the dollar amount of the fees accrued by the Fund to Atlantic for Compliance Services, the amount of fees waived by Atlantic, and the actual fees retained by Atlantic. The data is for the past three fiscal years (or shorter period depending on the Fund’s commencement of operations).

Custodian

Union Bank, N.A. is the Custodian for the Fund and safeguards and controls the Fund’s cash and securities, determines income and collects interest on Fund investments. The Custodian may employ subcustodians to provide custody of the Fund’s domestic and foreign assets. The Custodian is located at 350 California Street, San Francisco, California 94104.

Legal Counsel

K & L Gates LLP, 1601 K Street, NW, Washington D.C. 20006, serves as legal counsel to the Trust.

Independent Registered Public Accounting Firm

BBD, LLP (“BBD”), 1835 Market Street, 26th Floor, Philadelphia, Pennsylvania 19103, is the independent registered public accounting firm for the Fund and provides audit and tax services. BBD audits the annual financial statements of the Fund and provides the Fund with an audit opinion. BBD also reviews certain regulatory filings of the Fund.

PORTFOLIO TRANSACTIONS

A.  How Securities are Purchased and Sold

Purchases and sales of portfolio securities that are fixed-income securities (for instance, money market instruments and bonds, notes and bills) usually are principal transactions.  In a principal transaction, the party from whom the Fund purchases or to whom the Fund sells is acting on its own behalf (and not as the agent of some other party such as its customers).  These securities normally are purchased directly from the issuer or from an underwriter or market maker for the securities.  There usually are no brokerage commissions paid for these securities.

Purchases and sales of portfolio securities that are equity securities (for instance, common stock and preferred stock) are generally effected: (1) if the security is traded on an exchange, through brokers who charge commissions; and (2) if the security is traded in the over-the-counter markets, in a principal transaction directly from a market maker.  In transactions on stock exchanges, commissions are negotiated.

When transactions are executed in an over-the-counter market, the Adviser will seek to deal with the primary market makers; but when necessary in order to obtain best execution, the Adviser will utilize the services of others.

The price of securities purchased from underwriters includes a disclosed fixed commission or concession paid by the issuer to the underwriter, and prices of securities purchased from dealers serving as market makers reflects the spread between the bid and asked price.

In the case of fixed-income and equity securities traded in the over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup.

B.  Commissions Paid

Table 6 in Appendix B shows the aggregate brokerage commissions paid by the Fund, as well as aggregate commissions paid to any affiliate of the Fund or the Adviser.

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C. Adviser Responsibility for Purchases and Sales and Choosing Broker-Dealers

The Adviser places orders for the purchase and sale of securities with broker-dealers selected by and at the discretion of the Adviser.  The Fund does not have any obligation to deal with a specific broker or dealer in the execution of portfolio transactions.  Allocations of transactions to brokers and dealers and the frequency of transactions are determined by the Adviser in its best judgment and in a manner deemed to be in the best interest of the Fund rather than by any formula.

The Adviser seeks “best execution” for all portfolio transactions.  This means that the Adviser seeks the most favorable price and execution available.  The Fund may not always pay the lowest commission or spread available.  Rather, in determining the amount of commissions (including certain dealer spreads) paid in connection with securities transactions, the Adviser takes into account factors such as size of the order, difficulty of execution, efficiency of the executing broker’s facilities (including the research services described below) and any risk assumed by the executing broker.  The Adviser may also utilize a broker and pay a slightly higher commission if, for example, the broker has specific expertise in a particular type of transaction (due to factors such as size or difficulty), or it is efficient in trade execution.

The Adviser may also give consideration to brokerage and research services furnished by brokers to the Adviser and may cause the Fund to pay these brokers a higher amount of commission than may be charged by other brokers.  Research is designed to augment the Adviser’s own internal research and investment strategy capabilities.  This research may include reports that are common in the industry such as industry research reports and periodicals, quotation systems, software for portfolio management and formal databases.  Typically, the research will be used to service all of the Adviser’s accounts, although a particular client may not benefit from all the research received on each occasion.  The Adviser’s fees are not reduced by reason of the Adviser’s receipt of research services.  Since most of the Adviser’s brokerage commissions for research are for economic research on specific companies or industries, and since the Adviser follows a limited number of securities, most of the commission dollars spent for industry and stock research directly benefit the Adviser’s clients and the Fund’s investors.

Table 7 in Appendix B lists each broker to whom the Fund directed brokerage over the last fiscal year in return for research services, the amount of transactions so directed and the amount of commissions earned by the broker therefrom.

D .  Counterparty Risk

The Adviser monitors the creditworthiness of counterparties to the Fund’s transactions and intends to enter into a transaction only when it believes that the counterparty presents minimal and appropriate credit risks.

E .  Other Accounts of the Adviser

Investment decisions for the Fund are made independently from those for any other account or investment company that is or may in the future become advised by the Adviser or its affiliates. Investment decisions are the product of many factors, including basic suitability for the particular client involved. Likewise, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In rare instances, the Adviser may effect trades between one client and another, if in the best interest of both parties. In addition, two or more clients may simultaneously purchase or sell the same security, in which event, each day’s transactions in such security are, insofar as is possible, averaged as to price and allocated between such clients in a manner which, in the Adviser’s opinion, is in the best interest of the affected accounts and is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of a portfolio security for one client could have an adverse effect on another client that has a position in that security. In addition, when purchases or sales of the same security for the Fund and other client accounts managed by the Adviser occurs contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large denomination purchases or sales.

F . Portfolio Turnover

The frequency of portfolio transactions of the Fund (the portfolio turnover rate) will vary from year to year depending on many factors. From time to time, the Fund may engage in active short-term trading to take advantage of price movements affecting individual issues, groups of issues or markets. An annual portfolio turnover rate of 100% would occur if all the

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securities in the Fund were replaced once in a period of one year. Higher portfolio turnover rates may result in increased brokerage costs to the Fund and a possible increase in short-term capital gains or losses. Under normal circumstances, the Adviser is a long-term investor with holdings periods for stocks of one to five years, therefore on average, the annual portfolio turnover is expected to be less than 32%. During the most recent fiscal year, the Fund’s portfolio turnover rate was 1 8 % of the average value of its portfolio.

G .  Securities of Regular Broker-Dealers

From time to time, the Fund may acquire and hold securities issued by its “regular brokers and dealers” or the parents of those brokers and dealers. For this purpose, regular brokers and dealers are the 10 brokers or dealers that: (1) received the greatest amount of brokerage commissions during the Fund’s last fiscal year; (2) engaged in the largest amount of principal transactions for portfolio transactions of the Fund during the Fund’s last fiscal year; or (3) sold the largest amount of the Fund’s shares during the Fund’s last fiscal year.

Table 8 in Appendix B lists the regular brokers and dealers of the Fund whose securities (or the securities of the parent company) were acquired during the past fiscal year and the aggregate value of the Fund’s holdings of those securities as of the Fund’s most recent fiscal year.

H .  Portfolio Holdings

Portfolio holdings as of the end of the Fund’s annual and semi-annual fiscal periods are reported to the SEC on Form N-CSR within 10 days of the mailing of the annual or semi-annual report (typically no later than 70 days after the end of each period). Portfolio holdings as of the end of the first and third fiscal quarters are reported to the SEC on Form N-Q within 60 days after the end of such period. You may request a copy of the Fund’s latest semi-annual report to shareholders or a copy of the Fund’s latest Form N-Q which contains the Fund’s portfolio holdings by contacting the Transfer Agent at the address or phone number listed on the cover of this SAI. You may also obtain a copy of the Fund’s latest Form N-CSR and N-Q by accessing the SEC’s website at www.sec.gov .

In addition, the Fund’s Adviser makes publicly available, on a quarterly basis, information regarding the Fund’s top ten holdings (including name and percentage of the Fund’s assets invested in each such holding) and the percentage breakdown of the Fund's investments by country, sector and industry, as applicable. This holding information is made available through the Fund’s or the Adviser’s website. This information is released within 15 days after the quarter end.

The Fund’s nonpublic portfolio holdings information is received by certain service providers in advance of public release in the course of performing or enabling them to perform the contractual or fiduciary duties necessary for the Fund’s operations that the Fund has retained them to perform.  The Adviser has regular and continuous access to the Fund’s portfolio holdings. In addition, the Administrator, Custodian, Distributor and Fund Accountant as well as independent auditors, proxy voting services, mailing services and financial printers may have access to the Fund’s nonpublic portfolio holdings information on an ongoing basis.  The trustees, officers, legal counsel to the Trust and to the Independent Trustees, and the Fund’s independent registered public accounting firm may receive such information on an as needed basis.

From time to time, nonpublic information regarding the Fund’s portfolio holdings may also be disclosed to certain mutual fund consultants, analysts and rating/ranking entities, or other entities or persons (“Recipients”) that have a legitimate business purpose in receiving such information.  Any disclosure of information more current than the latest publicly available nonpublic portfolio holdings information will be made only if a Trust officer determines that: (1) the more current information is necessary for a Recipient to complete a specified task; (2) the Fund has legitimate business purposes for the disclosing the information; and (3) the disclosure is in the best interests of the Fund and its shareholders.  Any Recipient, other than a ratings or ranking organization, receiving such information shall agree in writing to: (1) keep the information confidential; (2) use it only for agreed-upon purposes; and (3) not trade or advise others to trade securities, including shares of the Fund, on the basis of the information.  Such confidentiality agreements entered into for the receipt of nonpublic information shall also provide, among other things, that the Recipient: (1) will limit access to the information to its employees and agents who are obligated to keep and treat such information as confidential; (2) assume responsibility for any breach of the terms of the confidentiality agreement by its employees; and (3) upon request from the Trust, will return or promptly destroy the information. Any recipient that is a ratings or ranking organization receiving such information must have in place control mechanisms to reasonably ensure or otherwise agree that, (1) the holdings information will be kept confidential, (2) no employee shall use the information to effect trading or for their personal benefit and (3) the nature and type of information that any employee, in turn, may disclose to third-parties is limited. The Trust officer shall report to the Board at its next regularly scheduled Board meeting the entering into of an agreement with a Recipient for the disclosure of

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nonpublic portfolio holdings information and shall include in the report the Trust officer’s reasons for determining to permit such disclosure.

No compensation is received by the Fund, nor, to the Fund’s knowledge, paid to the Adviser or any other party in connection with the disclosure of the Fund’s portfolio holdings. The codes of ethics of the Trust and the Adviser are intended to address, among other things, potential conflicts of interest arising from the misuse of information concerning the Fund’s portfolio holdings. In addition, the Fund’s service providers may be subject to confidentiality provisions contained within their service agreements, codes of ethics, professional codes or other similar policies that address conflicts of interest arising from the misuse of such information.

The Fund’s portfolio holdings disclosure policy is subject to review by the Fund’s CCO who will report the results of such review at least annually to the Board.  Any identified conflict between the interests of shareholders and those of another party resulting from the disclosure of nonpublic portfolio holdings information will be reported to the Board for appropriate action.

There is no assurance that the Fund’s portfolio holdings disclosure policy will protect the Fund against potential misuse of holdings information by individuals or firms in possession of that information.
PURCHASE AND REDEMPTION INFORMATION

A.  General Information

You may effect purchases or redemptions or request any shareholder privilege by contacting the Transfer Agent.

The Fund accepts orders for the purchase or redemption of shares on any weekday except days when the New York Stock Exchange is closed. U nder unusual circumstances, the Fund may accept orders when the New York Stock Exchange is closed if deemed appropriate by the Trust’s officers.

The shares of the Fund may not be available for sale in the state in which you reside.  Please check with your investment professional to determine the Fund’s availability.

B.  Additional Purchase Information

Shares of each Fund class are sold on a continuous basis by the Distributor. The Fund reserves the right to refuse any purchase request. Fund shares are normally issued for cash only. In the Adviser’s discretion, however, the Fund may accept portfolio securities that meet the investment objective and policies of the Fund as payment for Fund shares. The Fund will only accept securities that (1) are not restricted as to transfer by law and are not illiquid and (2) have a value that is readily ascertainable (and not established only by valuation procedures).

IRAs .   All contributions into an IRA through the automatic investing service are treated as IRA contributions made during the year the contribution is received.

UGMAs/UTMAs . If the custodian’s name is not in the account registration of a gift or transfer to minor (“UGMA/UTMA”) account, the custodian must provide instructions in a manner indicating custodial capacity .

C.  Additional Redemption Information

You may redeem shares of the Fund at the NAV per share minus any applicable sales charge or redemption fee. Accordingly, the redemption price per share of the Fund may be lower than its NAV per share. To calculate redemption fees, after first redeeming any shares associated with reinvested distributions, the Fund will use the first-in-first-out (FIFO) method to determine the holding period. Under this method, the date of redemption will be compared with the earliest purchase date of shares held in the account.

If a Financial Institution that maintains an account with the transfer agent for the benefit of its customer accounts agrees in writing to assess and collect redemption fees for the Fund from applicable customer accounts, no redemption fees will be charged directly to the Financial Institution’s account by the Fund. Certain Financial Institutions that collect a redemption fee on behalf of the Fund may not be able to assess a redemption fee under certain circumstances due to operational limitations (i.e., on Fund shares transferred to the Financial Institution and subsequently liquidated). Customers purchasing shares through a Financial Institution should contact the Financial Institution or refer to the customer’s account agreement or plan

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document for information about how the redemption fee for transactions for the Financial Institution’s account or the customer’s account is treated and about the availability of exceptions to the imposition of the redemption fee.

The Fund may redeem shares involuntarily to: (1) reimburse the Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased; or (2) collect any charge relating to transactions effected for the benefit of a shareholder which is applicable to the Fund’s shares as provided in the Prospectus.

Suspension of Right of Redemption . The right of redemption may not be suspended, except for any period during which: (1) the NYSE is closed (other than customary weekend and holiday closings) or during which the SEC determines that trading thereon is restricted; (2) an emergency (as determined by the SEC) exists as a result of which disposal by the Fund of its securities is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (3) the SEC has entered a suspension order permit for the protection of the shareholders of the Fund.

Redemption-In-Kind . Redemption proceeds normally are paid in cash.  If deemed appropriate and advisable by the Adviser, the Fund may satisfy a redemption request from a shareholder by distributing portfolio securities pursuant to procedures adopted by the Board. The Trust has filed an election with the SEC pursuant to which the Fund may only effect a redemption in portfolio securities if the particular shareholder is redeeming more than $250,000 or 1% of the Fund’s total net assets, whichever is less, during any 90-day period.

NAV Determination .   In determining the NAV of a Fund class, securities for which market quotations are readily available are valued at current market value using the valuation price provided by an independent pricing service. If no sales price is reported, the mean of the last bid and ask price is used. If market quotations are not readily available, then securities are valued at fair value as determined by the Board (or its delegate).

Distributions .   A distribution of net investment income will be reinvested at the applicable Fund class’s NAV (unless you elect to receive distributions in cash) as of the last day of the period with respect to which the distribution is paid. A distribution of net capital gain will be reinvested at the applicable Fund class’s NAV (unless you elect to receive distributions in cash) on the payment date for the distribution. Cash payments may be made more than seven days following the date on which distributions would otherwise be reinvested.

TAXATION

The tax information set forth in the Prospectus and in this section relates solely to Federal income tax law and assumes that the Fund qualifies for treatment as a regulated investment company under that law (as discussed below). Such information is only a summary of certain key Federal income tax considerations affecting the Fund and its shareholders. No attempt has been made to present a complete explanation of the Federal tax treatment of the Fund or the tax implications to shareholders. The discussions here and in the Prospectus are not intended as substitutes for careful tax planning.

This “Taxation” section is based on the Code in effect on the date hereof. Future legislative or administrative changes or court decisions may significantly change the tax rules applicable to the Fund and its shareholders. Any of these changes or court decisions may have a retroactive effect.

All investors should consult their own tax advisors as to the Federal, state, local and foreign tax provisions applicable to them.

A.  Qualification for Treatment as a Regulated Investment Company

The Fund intends, for each taxable year, to qualify for treatment as a “regulated investment company” under the Code. This qualification does not involve governmental supervision of management or investment practices or policies of the Fund.

The taxable year-end of the Fund is December 31 (the same as the Fund’s fiscal year-end).

Meaning of Qualification

As a regulated investment company, the Fund will not be subject to federal income tax on the portion of its investment company taxable income (that is, interest, dividends, the excess of net short-term capital gains over net long-term capital losses and other taxable ordinary income, net of expenses) and net capital gain (that is, the excess of net long-term capital

24

gains over net short-term capital losses) that it distributes to shareholders.  To continue to qualify for that treatment, the Fund must satisfy the following requirements:

•
The Fund must distribute at least 90% of its investment company taxable income each tax year (certain distributions made by the Fund after the close of its taxable year are considered distributions attributable to the previous tax year for purposes of satisfying this requirement).

•
The Fund must derive at least 90% of its gross income each taxable year from (1) dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities, foreign securities or foreign currencies, or other income (including gains from options, futures and forward contracts) derived from its business of investing in securities or those currencies and (2) net income from an interest in a qualified publicly traded partnership (“QPTP”).

•
The Fund must satisfy the following asset diversification test at the close of each quarter of the Fund’s taxable year: (1) at least 50% of the value of the Fund’s assets must consist of cash, cash items, U.S. Government Securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of total assets in securities of the issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer, equity securities of a QPTP being considered voting securities for these purposes ); and (2) no more than 25% of the value of the Fund’s total assets may be invested in (a) the securities of any one issuer (other than Government Securities and securities of other regulated investment companies), (b) the securities (other than the securities of other regulated investment companies) of  two or more issuers that the Fund controls and that are engaged in the same,  similar or related trades or businesses, or (c) the securities of one or more QPTPs.

Failure to Qualify

If for any tax year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for dividends paid to shareholders, and the dividends will be taxable to the shareholders as ordinary income to the extent of the Fund’s current and accumulated earnings and profits.

Failure to qualify as a regulated investment company would thus have a negative impact on the Fund’s income and performance.  It is possible that the Fund will not qualify as a regulated investment company in any given tax year.

B.  Fund Distributions

The Fund anticipates distributing substantially all of its investment company taxable income for each tax year.  These distributions are taxable to you as ordinary income.  A portion of these distributions may qualify for the 70% dividends-received deduction for corporate shareholders.

A portion of the Fund’s distributions may be treated as “qualified dividend income,” taxable to individuals at a maximum federal tax rate of 15% (0% for individuals in lower tax brackets) if paid on or before December 31, 2012.  A distribution is treated as qualified dividend income by a shareholder to the extent that the Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that holding period and other requirements are met.  To the extent the Fund’s distributions are attributable to other sources, such as interest or capital gains, the distributions are not treated as qualified dividend income.  The Fund’s distributions of dividends that it received from REITs generally do not constitute “qualified dividend income.”

The Fund anticipates distributing substantially all of its net capital gain for each taxable year.  These distributions generally are made only once a year, usually in December, but the Fund may make additional distributions of net capital gain at any time during the year.  These distributions are taxable to you as long-term capital gain, regardless of how long you have held your shares.  These distributions do not qualify for the dividends-received deduction or as qualified dividend income.

The Fund may have capital loss carryovers (unutilized capital losses from prior years).  These capital loss carryovers (which can be used for up to eight years) may be used to offset any current capital gain (whether short-term or long-term).  Starting with the Fund’s taxable year ending December 31, 2011, capital loss carryforwards will not expire, and capital loss carryforwards from that or later years will be used before capital loss carryforwards from prior years. All capital loss carryovers are listed in the Fund’s financial statements. Any such losses may not be carried back.

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Distributions by the Fund that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital.  Return of capital distributions reduce your tax basis in your shares and are treated as gain from the sale of the shares to the extent your basis would be reduced below zero.

Each distribution by the Fund will be treated in the manner described above regardless of whether the distribution is paid in cash or reinvested in additional shares of the Fund (or of another fund).  If you receive distributions in the form of additional shares, you will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

When you purchase shares, their NAV may reflect undistributed net investment income or recognized net capital gain, or unrealized appreciation in the value of the assets of the Fund. A distribution of these amounts is taxable to you in the manner described above, although the distribution economically constitutes a return of capital to you.

Ordinarily, you are required to take distributions by the Fund into income in the year in which they are made.  A distribution declared in October, November or December of any year and payable to shareholders of record on a specified date in those months, however, is deemed to be paid by the Fund and received by you on December 31 of that year if the distribution is paid by the Fund in January of the following year.

The Fund in which you invest will send you information annually as to the federal income tax consequences of distributions made (or deemed made) during the year.

C.  Certain Tax Rules Applicable to the Fund’s Transactions

For federal income tax purposes, when put and call options purchased by the Fund expire unexercised, the premiums paid by the Fund give rise to short-term or long-term capital losses at the time of expiration (depending on the length of the respective exercise periods for the options).  When put and call options written by the Fund expire unexercised, the premiums received by the Fund give rise to short-term capital gains at the time of expiration.  When the Fund exercises a call, the purchase price of the underlying security is increased by the amount of the premium paid by the Fund.  When the Fund exercises a put, the proceeds from the sale of the underlying security are decreased by the premium paid.  When a put or call written by the Fund is exercised, the purchase price (or the selling price in the case of a call) of the underlying security is decreased (or increased in the case of a call) for tax purposes by the premium received.

Certain listed options, regulated futures contracts and foreign currency contracts are considered “Section 1256 contracts” for federal income tax purposes.  Section 1256 contracts held by the Fund at the end of each tax year are “marked to market” and treated for federal income tax purposes as though sold for fair market value on the last business day of the tax year.  Gains or losses realized by the Fund on Section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses.  The Fund can elect to exempt its Section 1256 contracts that are part of a “mixed straddle” (as described below) from the application of Section 1256 of the Code.

Any option, futures contract, forward contract or other position entered into or held by the Fund in conjunction with any other position held by that Fund may constitute a “straddle” for federal income tax purposes.  A straddle of which at least one, but not all, the positions are Section 1256 contracts, may constitute a “mixed straddle.”  In general, straddles are subject to certain rules that may affect the amount, character and timing of the Fund’s gains and losses with respect to straddle positions by requiring, among other things, that:  (1) any loss realized on disposition of one position of a straddle may not be recognized to the extent that the Fund has unrealized gains with respect to the other position in such straddle; (2) the Fund’s holding period in straddle positions be suspended while the straddle exists (possibly resulting in a gain being treated as short-term capital gain rather than long-term capital gain); (3) the losses recognized with respect to certain straddle positions which are part of a mixed straddle and which are non-Section 1256 contracts be treated as 60% long-term and 40% short-term capital loss; (4) losses recognized with respect to certain straddle positions which would otherwise constitute short-term capital losses be treated as long-term capital losses; and (5) the deduction of interest and carrying charges attributable to certain straddle positions may be deferred.  Various elections are available to the Fund, which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles.  In general, the straddle rules described above do not apply to any straddles held by the Fund if all of the offsetting positions consist of Section 1256 contracts.

Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss.  Similarly, gains or

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losses from the disposition of foreign currencies, from the disposition of debt securities denominated in a foreign currency, or from the disposition of a forward contract denominated in a foreign currency which are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the asset and the date of disposition also are treated as ordinary income or loss.  These gains or losses  increase or decrease the amount of the Fund’s investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of that Fund’s net capital gain.

If the Fund owns shares in a foreign corporation that constitutes a “passive foreign investment company” (a “PFIC”) for federal income tax purposes and the Fund does not elect to treat the foreign corporation as a “qualified electing fund” within the meaning of the Code, the Fund may be subject to U.S.  federal income taxation on a portion of any “excess distribution” it receives from the PFIC or any gain it derives from the disposition of such shares, even if such income is distributed as a taxable dividend by that Fund to its shareholders.  The Fund may also be subject to additional interest charges in respect of deferred taxes arising from such distributions or gains.  Any tax paid by the Fund as a result of its ownership of shares in a PFIC will not give rise to any deduction or credit to the Fund or to any shareholder.  A PFIC means any foreign corporation (with certain exceptions) if, for the taxable year involved, either (1) it derives at least 75% of its gross income from “passive income” (including interest, dividends, royalties, rents and annuities) or (2) on average, at least 50% of the value (or adjusted tax basis, if elected) of the assets held by the corporation produce “passive income.”  The Fund could elect to “mark-to- market” stock in a PFIC.  Under such an election, the Fund would include in gross income (and treat as ordinary income) each taxable year an amount equal to the excess, if any, of the fair market value of the PFIC stock as of the close of the taxable year over the Fund’s adjusted basis in the PFIC stock.  The Fund would be allowed a deduction for the excess, if any, of the adjusted basis of the PFIC stock over the fair market value of the PFIC stock as of the close of the taxable year, but only to the extent of any net mark-to-market gains included by the Fund for prior taxable years.  The Fund’s adjusted basis in the PFIC stock would be adjusted to reflect the amounts included in, or deducted from, income under this election.  Amounts included in income pursuant to this election, as well as gain realized on the sale or other disposition of the PFIC stock, would be treated as ordinary income.  The deductible portion of any mark-to-market loss, as well as loss realized on the sale or other disposition of the PFIC stock to the extent that such loss does not exceed the net mark-to-market gains previously included by the Fund, would be treated as ordinary loss.  The Fund generally would not be subject to the deferred tax and interest charge provisions discussed above with respect to PFIC stock for which a mark-to-market election has been made.  If the Fund purchases shares in a PFIC and the Fund does elect to treat the foreign corporation as a “qualified electing fund” under the Code, the Fund may be required to include in its income each year a portion of the ordinary income and net capital gains of the foreign corporation, even if this income is not distributed to the Fund. Any such income would be subject to the 90% distribution requirement described above and calendar year distribution requirement described below.

D.  Federal Excise Tax

A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to the sum of: (1) 98% of its ordinary taxable income for the calendar year and (2) 98.2% of its capital gain net income for the one-year period ended on October 31 of the calendar year. The balance of the Fund’s income must be distributed during the next calendar year.  The Fund will be treated as having distributed any amount on which it is subject to income tax for any taxable year ending in the calendar year.

For purposes of calculating the excise tax, the Fund: (1) reduces its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year; and (2) excludes foreign currency gains and losses incurred after October 31 of any year in determining the amount of ordinary taxable income for the current calendar year.  The Fund will include foreign currency gains and losses incurred after October 31 in determining ordinary income for the succeeding calendar year.

The Fund intends to make sufficient distributions of its taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax.  The Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

E.  Redemption of Shares

In general, you will recognize gain or loss on the redemption of shares of the Fund in an amount equal to the difference between the proceeds of the redemption and your adjusted tax basis in the shares.  All or a portion of any loss so recognized may be disallowed if you purchase the Fund’s shares (for example, by reinvesting dividends) within 30 days before or after the redemption (called a wash sale).  If disallowed, the loss will be reflected in an upward adjustment to the basis of the shares purchased.  In general, any gain or loss arising from the sale, exchange or redemption of shares of the Fund will be

27

considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year.  Any capital loss arising from the redemption of shares held for six months or less, however, will be treated as a long-term capital loss to the extent of the amount of distributions of net capital gain received on such shares.  In determining the holding period of such shares for this purpose, any period during which your risk of loss is offset by means of options, short sales or similar transactions is not counted. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a non-corporate taxpayer, $3,000 of ordinary income.

Legislation passed by Congress in 2008 requires the Fund (or its administrative agent) to report to the IRS and furnish to Fund shareholders the cost basis information for Fund shares purchased on or after January 1, 2012, and sold on or after that date.  In addition to the present law requirement to report the gross proceeds from the sale of Fund shares, the Fund will also be required to report the cost basis information for such shares and indicate whether these shares had a short-term or long-term holding period.  For each sale of Fund shares the Fund will permit Fund shareholders to elect from among several IRS-accepted cost basis methods, including average cost.  In the absence of an election, the Fund will use a default cost basis method that has not yet been determined.  The cost basis method elected by a Fund shareholder (or the cost basis method applied by default) for each sale of Fund shares may not be changed after the settlement date of each such sale of Fund shares.  Fund shareholders should consult with their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the new cost basis reporting law applies to them.  The current law requirement to report only the gross proceeds from the sale of Fund shares will continue to apply to all Fund shares acquired through December 31, 2011, and sold on and after that date.

F.  Backup Withholding

The Fund will be required in certain cases to withhold and remit to the U.S. Department of the Treasury 28% of distributions, and, in the case of failure described in clause (1) below, the proceeds of redemptions of shares (regardless of whether you realize a gain or a loss) otherwise payable to you if you: (1) have failed to provide a correct taxpayer identification number; (2) are subject to backup withholding by the IRS for failure to report the receipt of interest or dividend income properly; or (3) have failed to certify to the Fund that it is not subject to backup withholding or that it is a corporation or other “exempt recipient.” Backup withholding is not an additional tax; rather any amounts so withheld may be credited against a shareholder’s federal income tax liability or refunded.

Beginning in 2013, distributions from the Fund and gain recognized from the sale or other disposition of Fund shares will be subject to a 3.8% federal Medicare contribution tax on “net investment income” for individuals with incomes exceeding $200,000 (or $250,000 if married and filing jointly).

G.  State and Local Taxes

The tax rules of the various states of the U.S. and their local jurisdictions with respect to an investment in the Fund can differ from the federal income taxation rules described above.  These state and local rules are not discussed herein.  You are urged to consult your tax advisor as to the consequences of state and local tax rules with respect to an investment in the Fund.

H.  Foreign Income Tax

Investment income received by the Fund from sources within foreign countries and gains it realizes on the disposition of foreign securities may be subject to foreign income taxes withheld at the source.  The U.S. has entered into tax treaties with many foreign countries that may entitle the Fund to a reduced rate of such taxes or exemption from taxes on such income.  It is impossible to know the effective rate of foreign tax in advance since the amount of the Fund’s assets to be invested within various countries cannot be determined. If more than 50% of the value of the Fund’s total assets at the close of its taxable year consists of securities of foreign issuers, the Fund will be eligible and intends to file an election with the Internal Revenue Service to pass through to its shareholders the amount of foreign taxes paid by the Fund.  However, there can be no assurance that the Fund will be able to do so.  Pursuant to this election, you will be required to (1) include in gross income (in addition to taxable dividends actually received) your pro rata share of foreign taxes paid by the Fund, (2) treat your pro rata share of such foreign taxes as having been paid by you and (3) either deduct such pro rata share of foreign taxes in computing your taxable income or treat such foreign taxes as a credit against federal income taxes.  You may be subject to rules which limit or reduce your ability to fully deduct or claim a credit for your pro rata share of the foreign taxes paid by the Fund in which you invest.

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OTHER MATTERS

A.  The Trust and Its Shareholders

General Information .     The Fund is a separate series of the Trust.  The Trust is an open-end investment management company organized under Delaware law as a statutory trust on August 29, 1995.  On January 5, 1996, the Trust succeeded to the assets and liabilities of Forum Funds, Inc. The Trust’s trust instrument permits the Trust to offer separate series (“funds”) of shares of beneficial interest (“shares”).  The Trust reserves the right to create and issue shares of additional funds.  The Trust and each fund will continue indefinitely until terminated.  Each fund is a separate mutual fund, and each share of each fund represents an equal proportionate interest in that fund.  All consideration received by the Trust for shares of any fund and all assets of such fund belong solely to that fund and would be subject to liabilities related thereto.  The other funds of the Trust are described in one or more separate statements of additional information.

Shareholder Voting and Other Rights . Each share of a fund and each class of shares has equal dividend, distribution , liquidation and voting rights.  Fractional shares have those rights proportionately, except that expenses related to the distribution of the shares of each fund or class (and certain other expenses such as transfer agency, shareholder service and administration expenses) are borne solely by those shares.  Each fund or class votes separately with respect to the provisions of any Rule 12b-1 plan which pertains to the fund or class and other matters for which separate fund or class voting is appropriate under applicable law.  Generally, shares will be voted separately by each fund except if (1) the 1940 Act requires shares to be voted in the aggregate and not by individual funds or (2) the Board determines that the matter affects more than one fund and all affected funds must vote.  The Trustees may also determine that a matter only affects certain funds or classes of the Trust and thus only those funds or classes are entitled to vote on the matter.  Delaware law does not require the Trust to hold annual meetings of shareholders, and it is anticipated that shareholder meetings will be held only when specifically required by federal or state law.  There are no conversion or preemptive rights in connection with shares of the Trust.

All shares, when issued in accordance with the terms of the offering, will be fully paid and non-assessable.

A shareholder in a fund is entitled to the shareholder’s pro rata share of all distributions arising from that fund’s assets and, upon redeeming shares, will receive the portion of the fund’s net assets represented by the redeemed shares.

Shareholders representing 10% or more of the Trust’s (or a fund’s) shares may, as set forth in the Trust Instrument, call meetings of the Trust (or fund) for any purpose related to the Trust (or fund), including, in the case of a meeting of the Trust, the purpose of voting on removal of one or more Trustees.

Termination or Reorganization of Trust or Its Series . The Board may, without prior shareholder approval, change the form of organization of the Trust by merger, consolidation or incorporation, so long as the surviving entity is an open-end management investment company.  Under the trust instrument, the trustees may also, without shareholder vote, sell and convey all or substantially all of the assets of the Trust to another trust, partnership, association or corporation, or cause the Trust to incorporate in the State of Delaware, so long as the surviving entity is an open-end, management investment company that will succeed to or assume the Trust’s registration statement.

Under the trust instrument, the trustees may sell or convey the assets of a fund or reorganize such fund into another investment company registered under the 1940 Act without a shareholder vote.

B. Fund Ownership

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of the Fund. A control person is a shareholder that owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control. Shareholders owning voting securities in excess of 25% may determine the outcome of any matter affecting and voted on by shareholders of the Fund.

As of April 4 , 201 1 , the t rustees and officers of the Trust in the aggregate owned less than 1% of the outstanding shares of beneficial interest of the Fund.

A s of April 4 , 201 1 , certain shareholders of record owned 5% or more of a class of shares of the Fund. Shareholders known by the Fund to own beneficially 5% or more of a class of shares of the Fund are listed in Table 9 in Appendix B.

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From time to time, certain shareholders may own a large percentage of the shares of the Fund. Accordingly, those shareholders may be able to greatly affect (if not determine) the outcome of a shareholder vote. As of April 4 , 201 1 , the shareholder listed in Table 10 owned more than 25% of the Fund and thus may be deemed to control the Fund. “Control” for this purpose is the ownership of more than 25% of the Fund’s voting securities.

C.  Limitations on Shareholders’ and Trustees Liability

Delaware law provides that the Fund shareholders are entitled to the same limitations of personal liability extended to stockholders of private corporations for profit. In addition, the Trust’s trust instrument contains an express disclaimer of shareholder liability for the debts, liabilities, obligations and expenses of the Trust.  The Trust’s trust instrument provides for indemnification out of each fund’s property of any shareholder or former shareholder held personally liable for the obligations of the fund.  The trust instrument also provides that the Trust, on behalf of a fund, shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the fund and satisfy any judgment thereon.  Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Delaware law does not apply, no contractual limitation of liability was in effect and the Fund is unable to meet its obligations.

The trust instrument provides that the trustees shall not be liable to any person other than the Trust and its shareholders.  In addition, the trust instrument provides that the trustees shall not be liable for any conduct or omission in his capacity as Trustee, provided that a Trustee is not protected against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

D.  Proxy Voting Procedures

A copy of the Trust’s and Adviser’s proxy voting procedures are included in Appendix C and Appendix D, respectively.  Information regarding how the Fund voted proxies relating to portfolio securities during the 12 month period ended June 30 is available without charge, upon request, by contacting the Transfer Agent at 800-295-9779 , on the Fund’s website at www.hollandcap.com/lhgf_perf.html and on the SEC’s website at www.sec.gov .

E.  Code of Ethics

The Trust and the Adviser have each adopted a code of ethics under Rule 17j-1 of the 1940 Act which is designed to eliminate conflicts of interest between the Fund and personnel of the Trust and the Adviser. The codes permit such personnel to invest in securities, including securities that may be purchased or held by the Fund, subject to certain limitations.

F.  Registration Statement

This SAI and the Prospectus do not contain all the information included in the Trust’s registration statement filed with the SEC under the 1933 Act with respect to the securities offered hereby.  The registration statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C.

Statements contained herein and in the Prospectus as to the contents of any contract or other documents are not necessarily complete, and, in each instance, are qualified by reference to the copy of such contract or other documents filed as exhibits to the registration statement.

G.  Financial Statements

The Fund’s Financial Statement s and Financial Highlights for the Fund’s fiscal year ended December 31, 20 1 0, are incorporated by reference into this SAI from the Fund’s Annual Report to shareholders. The Financial Statements and Financial Highlights for the fiscal year ended December 31, 2010, have been audited by BBD, an independent registered public accounting firm, as stated in its report, which is incorporated herein by reference, and have been so incorporated in reliance upon reports of such firm, given upon its authority as an expert in accounting and auditing.

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APPENDIX A - DESCRIPTION OF SECURITIES RATINGS

Corporate and Municipal Long-Term Bond Ratings

Standard & Poor’s (“S&P”) Corporate and Municipal Long-Term Bond Ratings:

The following descriptions of S&P’s long-term corporate and municipal bond ratings have been published by Standard & Poor’s Financial Service LLC.

AAA - An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA   - An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A   - An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB -   An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C - Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB - An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B - An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC - An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC - An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C   - A ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D - An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation's rating is lowered to 'D' upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Plus (+) or Minus (-) - The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR - This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Moody’s Investors Service, Inc. (“Moody’s”) Long-Term Corporate Bond Ratings:

The following descriptions of Moody’s long-term corporate bond ratings have been published by Moody's Investors Service, Inc. and Moody’s Analytics Inc.

Aaa - Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa - Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A - Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa - Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba - Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B - Obligations rated B are considered speculative and are subject to high credit risk.

Caa - Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca - Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C - Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Modifiers: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Moody’s U.S. Municipal Long-Term Bond Ratings :

The following descriptions of Moody’s long-term municipal bond ratings have been published by Moody's Investors Service, Inc. and Moody’s Analytics Inc.

Aaa - Issuers or issues rated Aaa demonstrate the strongest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Aa - Issuers or issues rated Aa demonstrate very strong creditworthiness relative to other US municipal or tax-exempt issuers or issues.

A - Issuers or issues rated A present above-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Baa - Issuers or issues rated Baa represent average creditworthiness relative to other US municipal or tax- exempt issuers or issues.

Ba - Issuers or issues rated Ba demonstrate below-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

B - Issuers or issues rated B demonstrate weak creditworthiness relative to other US municipal or tax- exempt issuers or issues.

Caa - Issuers or issues rated Caa demonstrate very weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Ca - Issuers or issues rated Ca demonstrate extremely weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

C - Issuers or issues rated C demonstrate the weakest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Modifiers: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating category from Aa through Caa. The modifier 1 indicates that the issuer or obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Fitch Ratings’ (“Fitch”) Corporate Bond Ratings :

The following descriptions of Fitch’s long-term corporate bond ratings have been published by Fitch Inc. and Fitch Ratings Ltd.

AAA – Highest credit quality. ‘ AAA ’ ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA - Very high credit quality. ‘ AA ’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A - High credit quality. ‘ A ’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB - Good credit quality.   ‘ BBB ’ ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB - Speculative. ‘ BB ’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B - Highly speculative. ‘ B ’ ratings indicate that material credit risk is present. For performing obligations, default risk is commensurate with the issuer being rated with an Issuer Default Risk (“IDR”) in the ranges ‘BB’ to ‘C’. For issuers with an IDR below ‘B’, the overall credit risk of this obligation is moderated by the expected level of recoveries should a default occur. For issuers with an IDR above ‘B’, the overall credit risk of this obligation is exacerbated by the expected low level of recoveries should a default occur. For non-performing obligations, the obligation or issuer is in default, or has deferred payment, but the rated obligation is expected to have extremely high recovery rates consistent with a Recovery Rating of ‘RR1’ (outstanding recovery prospects given default).

CCC - Substantial credit risk. ‘ CCC ’ ratings indicate that substantial credit risk is present. For performing obligations, default risk is commensurate with an IDR in the ranges 'B' to 'C'.  For issuers with an IDR below 'CCC', the overall credit risk of this obligation is moderated by the expected level of recoveries should a default occur. For issuers with an IDR above 'CCC', the overall credit risk of this obligation is exacerbated by the expected low level of recoveries should a default occur. For non-performing obligations, the obligation or issuer is in default, or has deferred payment, but the rated obligation is expected to have a superior recovery rate consistent with a Recovery Rating of 'RR2' (superior recovery prospects given default).

CC - Very high levels of credit risk. ‘ CC ’ ratings indicate very high levels of credit risk. For performing obligations, default risk is commensurate with an IDR in the ranges ‘B’ to ‘C’. For issuers with an IDR below ‘CC’, the overall credit risk of this obligation is moderated by the expected level of recoveries should a default occur. For issuers with an IDR above ‘CC’, the overall credit risk of this obligation is exacerbated by the expected low level of recoveries should a default occur. For non-performing obligations, the obligation or issuer is in default, or has deferred payment, but the rated obligation is expected to have a good recovery rate consistent with a Recovery Rating of ‘RR3’ (good recovery prospects given default).

C - Exceptionally high levels of credit risk. ‘ C ’ indicates exceptionally high levels of credit risk. For performing obligations, default risk is commensurate with an IDR in the ranges ‘B’ to ‘C’. The overall credit risk of this obligation is exacerbated by the expected low level of recoveries should a default occur. For non-performing obligations, the obligation or issuer is in default, or has deferred payment, and the rated obligation is expected to have an average, below-average or poor recovery rate consistent with a Recovery Rating of ‘RR4’ (average recovery prospects given default), 'RR5' (below average recovery prospects given default) or ‘RR6’ (poor recovery prospects given default).

Defaulted obligations typically are not assigned ‘D’ ratings, but are instead rated in the ‘B’ to ‘C’ rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Plus (+) or Minus (-) The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ obligation rating category, or to corporate finance obligation ratings in the categories below ‘B’.

The terms "investment grade" and "speculative grade" have established themselves over time as shorthand to describe the categories 'AAA' to 'BBB' (investment grade) and ‘BB’ to ‘D’ (speculative grade). The terms "investment grade" and "speculative grade" are market conventions, and do not imply any recommendation or endorsement of a specific security for investment purposes. "Investment grade" categories indicate relatively low to moderate credit risk, while ratings in the "speculative" categories either signal a higher level of credit risk or that a default has already occurred.

Fitch’s Municipal Bond Long-Term Ratings :

The following descriptions of Fitch’s long-term municipal bond ratings have been published by Fitch Inc. and Fitch Ratings Ltd.

AAA – Highest credit quality. ‘ AAA ’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA - Very high credit quality. ‘ AA ’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A - High credit quality. ‘ A ’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB - Good credit quality.   ‘ BBB ’ ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB - Speculative. ‘ BB ’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B : Highly speculative. ‘ B ’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC - Substantial credit risk. ‘ CCC ’ ratings indicate that default is a real possibility.

CC - Very high levels of credit risk. ‘ CC ’ ratings indicate default of some kind appears probable.

C - Exceptionally high levels of credit risk. ‘ C ’ ratings indicate default appears imminent or inevitable.

D –Default. ‘D’ ratings indicate a default. Default generally is defined as one of the following:

failure to make payment of principal and/or interest under the contractual terms of the rated obligation;

the bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of the business of an issuer/obligor; or

the coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.

Structured Finance Defaults – “Imminent” default, categorized under ‘C’, typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a coercive debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.
Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to pay interest and/or principal in full in accordance with the terms of the obligation's documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation will typically be rated in the ‘C’ category.

Structured Finance Writedowns - Where an instrument has experienced an involuntary and, in the agency's opinion, irreversible “writedown” of principal (i.e. other than through amortization, and resulting in a loss to the investor), a credit rating of ‘D’ will be assigned to the instrument. Where the agency believes the “writedown” may prove to be temporary (and the loss may be "written up" again in future if and when performance improves), then a credit rating of ‘C’ will typically be assigned. Should the “writedown” then later be reversed, the credit rating will be raised to an appropriate level for that instrument. Should the “writedown” later be deemed as irreversible, the credit rating will be lowered to ‘D’.

Notes: In the case of structured and project finance, while the ratings do not address the loss severity given default of the rated liability, loss severity assumptions on the underlying assets are nonetheless typically included as part of the analysis. Loss severity assumptions are used to derive pool cash flows available to service the rated liability.
In the case of public finance, the ratings also do not address the loss given default of the rated liability, focusing instead on the vulnerability to default of the rated liability.

Plus (+) or Minus (-) - The modifiers “+” or “-”may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-Term Rating category, or to Long-Term Rating categories below ‘B’.

Municipal Short-Term Bond Ratings

S&P’s Municipal Short-Term Bond Ratings :

The following descriptions of S&P’s short-term municipal ratings have been published by Standard & Poor’s Financial Service LLC.

SP-1 - Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 - Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 - Speculative capacity to pay principal and interest.

Moody’s Short-Term Ratings :

The following descriptions of Moody’s short-term ratings have been published by Moody's Investors Service, Inc. and Moody’s Analytics Inc.

MIG 1 - This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 - This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3 - This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG - This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Fitch’s Short-Term Ratings :
The following descriptions of Fitch’s short-term ratings have been published by Fitch Inc. and Fitch Ratings Ltd.

F1: Highest short-term credit quality . Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2: Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3: Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B: Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C: High short-term default risk. Default is a real possibility.

RD: Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

D: Default. Indicates a broad-based default event for an entity, or the default of a specific short-term obligation.

Commercial Paper Ratings

S&P’s Commercial Paper Ratings :

The following descriptions of S&P’s commercial paper ratings have been published by Standard & Poor’s Financial Service LLC.

A-1 - A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2 - A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3 - A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B - A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. Ratings of ‘B-1’, ‘B-2’, and ‘B-3’ may be assigned to indicate finer distinctions within the ‘B’ category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B-1 - A short-term obligation rated ‘B-1’ is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2 - A short-term obligation rated ‘B-2’ is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3 - A short-term obligation rated ‘B-3’ is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C - A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D - A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Dual Ratings – S&P assigns “dual” ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short-term rating symbols for the put option (for example, ‘AAA/A-1+’). With U.S. municipal short-term demand debt, note rating symbols are used with the short-term issue credit rating symbols (for example, ‘SP-1+/A-1+’).

Moody’s Commercial Paper Ratings :
The following descriptions of Moody’s commercial paper ratings have been published by Moody's Investors Service, Inc. and Moody’s Analytics Inc.

P-1 - Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2 - Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3 - Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP - Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

Fitch’s Commercial Paper Ratings:

The following descriptions of Fitch’s commercial paper ratings have been published by Fitch Inc. and Fitch Ratings Ltd.

F1 - Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2 - Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3 - Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B – Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C - High short-term default risk. Default is a real possibility.

RD – Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

D – Default. Indicates a broad-based default event for an entity, or the default of a specific short-term obligation.

The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-term rating category, to categories below ‘CCC’, or to Short-term ratings other than ‘F1’. (The +/- modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)

Appendix B – Miscellaneous Tables

Table 1– Investment Advisory Fees

The following table shows the dollar amount of the fees accrued by the Adviser, the amount of fees waived/reimbursed by the Adviser, if any, and the actual fee retained by the Adviser. The data presented are for the past three fiscal years (or shorter period depending on the Fund’s commencement of operations).

	Advisory Fee Accrued	Advisory Fee Waived/Reimbursed	Advisory Fee Retained
Year Ended December 31, 2010	$429,008	$120,649	$308,359

Table 2 – Distribution Fees

The following table shows the dollar amount of fees accrued by the Fund, pursuant to the 12b-1 Distribution Plan, the amount of fee that was waived by the Distributor, and the actual fees retained by the Distributor.

	Plan Fee Charged	Plan Fee Waived	Plan Fee Retained
Year Ended December 31, 2010	$112,834	$0	$112,834

Table 3 – Fund Accounting Fees

The following table shows the dollar amount of fees accrued by the Fund to Atlantic, the amount of fees waived by Atlantic, and the actual fees retained by Atlantic. The data presented are for the past three fiscal years (or shorter period depending on the Fund’s commencement of operations).

	Accounting Fees Accrued	Accounting Fees Waived	Accounting Fees Retained
Year Ended December 31, 2010	$48,000	$44,000	$4,000

Table 4 – Administration Fees

The following table shows the dollar amount of fees accrued by the Fund to Atlantic, the amount of fees waived by Atlantic, and the actual fees retained by Atlantic. The data presented are for the past three fiscal years (or shorter period depending on the Fund’s commencement of operations).

	Administration Fees Accrued	Administration Fees Waived	Administration Fees Retained
Year Ended December 31, 2010	$125,890	$41,250	$84,640

Table 5 – Compliance Fees

The following table shows the dollar amount of fees accrued by the Fund to Atlantic for Compliance Services, the amount of the fees that was waived by Atlantic and the actual fees retained by Atlantic. The data presented are for the past three fiscal years (or shorter period depending on the Fund’s commencement of operations).

	Compliance Fees Accrued	Compliance Fees Waived	Compliance Fees Retained
Year Ended December 31, 2010	$28,245	$14,109	$14,136

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Appendix B – Miscellaneous Tables

Table 6 – Commissions

The following table shows the aggregate brokerage commissions of the Fund.

	Total Brokerage Commissions($)	Total Brokerage Commissions ($) Paid to an Affiliate of the Fund, Adviser or Distributor	% of Brokerage Commissions Paid to an Affiliate of the Fund, Adviser or Distributor
Year ended December 31, 2010	$14,703	$0	$0

Table 7 – Directed Brokerage

The following table lists each broker to whom the Fund directed brokerage in return for research services, the amount of transactions so directed and the amount of commissions generated therefrom.

Year Ended December 31, 2010 Broker	Amount Directed	Amount of Commissions Generated
Instinet Corp	$4,924,646	$5,070
Sanford C Bernstein & Co. Inc.	$1,784,278	$1,875
William Blair & Company, LLC	$1,298251	$1,133
UBS Warburg	$967,318	$845
Goldman Sachs & Co.	$741,475	$615

Table 8 – Securities of Regular Broker-Dealers

The following table lists the regular brokers and dealers of the Fund whose securities (or the securities of the parent company) were acquired during the past fiscal year and the aggregate value of the Fund’s holdings of those securities as of the Fund’s most recent fiscal year.

Regular Broker or Dealer	Value of Securities Held (000’s Omitted)
None

Table 9 – 5% Shareholders

The following table lists the persons who owned of record or beneficially 5% or more of the outstanding shares of each Fund class as of April 4, 2011.

Name and Address	% of Class Owned
Institutional Shares
MONICA L WALKER TRUST MONICA L WALKER TR U/A 03/08/2007 1 W SUPERIOR ST APT 1606 CHICAGO, IL 60654-8819	19.27%
CHICAGO URBAN LEAGUE JAMES W COMPTON EDUCATIONAL FUND JOYCE CARSON 4510 S MICHIGAN AVE CHICAGO, IL 60653-3816	19.01%
JEANETTE A HOLLAND 600 S DEARBORN APT 1302 CHICAGO, IL 60605-1895	12.56%
JOHN A RAMUTA IRA ROLLOVER 3120 AUSTIN ST NAPERVILLE, IL 60564-3171	10.93%
WILMINGTON TRUST RISC TTEE FBO HOLLAND CAPITAL MANAGEMENT 401K PROFIT SHARING PLAN PO BOX 52129 PHOENIX, AZ 85072	7.60%
LAURA JEAN JANUS TRUST LAURA JEAN JANUS TR U/A 03/18/2005 2 S RIDGE AVE ARLINGTON HEIGHTS, IL 60005-1708	7.07%
CHICAGO URBAN LEAGUE DEPRECIATION RESERVE FUND C/O JOYCE CARSON 4510 S MICHIGAN AVE CHICAGO, IL 60653-3816	5.75%
Investor Shares
VALIC 2929 Allen Parkway, A6-20 Houston, TX 77019	93.29%
A Shares
MONICA L WALKER TRUST MONICA L WALKER TR U/A 03/08/2007 1 W SUPERIOR ST APT 1606 CHICAGO, IL 60654-8819	100%

Table 10 – Control Persons

Name and Address	% of Fund
Institutional Shares
None
Investor Shares
VALIC 2929 Allen Parkway, A6-20 Houston, TX 77019	93.29%
A Shares
MONICA L WALKER TRUST MONICA L WALKER TR U/A 03/08/2007 1 W SUPERIOR ST APT 1606 CHICAGO, IL 60654-8819	100%

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APPENDIX C – PROXY VOTING PROCEDURES

FORUM FUNDS

POLICIES AND PROCEDURES FOR SHAREHOLDER VOTING

July 31, 2003
As Amended September 14, 2004   and December 11, 2009

SECTION 1.  PURPOSE

Shareholders of the various series of Forum Funds (the “Trust”) expect the Trust to vote proxies received from issuers whose voting securities are held by a series of the Trust (each a “Fund”).  The Trust exercises its voting responsibilities as a fiduciary, with the goal of maximizing the value of the Trust’s and its shareholders’ investments.

This document describes the Policies and Procedures for Voting Proxies (“Policies”) received from issuers whose voting securities are held by each Fund.

SECTION 2.  RESPONSIBILITIES

(A)             Adviser.   Pursuant to the investment advisory agreements between the Trust and the investment advisers providing advisory services to the Funds, the Trust has delegated the authority to vote proxies received by the Fund regarding securities contained in its portfolio to its investment adviser (each an “Adviser”).  These Policies are to be implemented by each Adviser of each Fund for which it provides advisory services.  To the extent that these Policies do not cover potential voting issues with respect to proxies received by the Fund, the Adviser shall act on behalf of the applicable Fund to promote the Fund’s investment objectives, subject to the provisions of these Policies.

The Adviser shall periodically inform its employees (i) that they are under an obligation to be aware of the potential for conflicts of interest on the part of the adviser with respect to voting proxies on behalf of the Funds, both as a result of the employee’s personal relationships and due to circumstances that may arise during the conduct of the adviser’s business, and (ii) that employees should bring conflicts of interest of which they become aware to the attention of the management of the Adviser.

The Adviser shall be responsible for coordinating the delivery of proxies by the fund’s custodian to the adviser or to an agent of the adviser selected by the adviser to vote proxies with respect to which the Adviser has such discretion (a “proxy voting service ”).

(B)             Reporting. The Adviser shall provide periodic reports to the Trust as to the implementation and operation of these Policies and the proxy voting policies and procedures of the Adviser as they relate to the Funds.

SECTION 3 . SCOPE

These Policies summarize the Trust’s positions on various issues of concern to investors in issuers of publicly traded voting securities, and give guidance about how each Adviser should vote the Fund’s shares on each issue raised in a proxy statement. These Policies are designed to reflect the types of issues that are typically presented in proxy statements for issuers in which the Fund may invest; they are not meant to cover every possible proxy voting issue that might arise.  Accordingly, the specific policies and procedures listed below are not exhaustive and do not address all potential voting issues or the intricacies that may surround specific issues in all cases.  For that reason, there may be instances in which votes may vary from these Policies.

SECTION 4.  POLICIES AND PROCEDURES FOR VOTING PROXIES

(A)             General

(1)             Use of Adviser Proxy Voting Guidelines or Proxy Voting Service.   If (A) the Adviser has proprietary proxy voting guidelines that it uses for its clients or the Adviser uses a Proxy Voting Service and the Proxy Voting Service has published guidelines for proxy voting; (B) the Trust’s Board of Trustees (the “Board”) has been notified that the Adviser intends to use such Adviser or Proxy Voting Service proxy voting guidelines to vote an applicable Fund’s proxies and has approved such guidelines; and (C) the Adviser’s or Proxy Voting Service’s Guidelines are filed as an exhibit to the applicable Fund’s Registration Statement (each considered “Adviser Guidelines”), then the Adviser may vote, or may delegate to the Proxy Voting Service the responsibility to vote, the Fund’s proxies consistent with such Adviser Guidelines.

(2)	Absence of Proxy Voting Service Guidelines. In the absence of Adviser Guidelines, the Adviser shall vote the Fund’s proxies consistent with Sections B and C below.

(B)             Routine Matters

As the quality and depth of management is a primary factor considered when investing in an issuer, the recommendation of the issuer’s management on any issue will be given substantial weight.  The position of the issuer’s management will not be supported in any situation where it is determined not to be in the best interests of the Fund’s shareholders.

(1)             Election of Directors.   Proxies should be voted for a management-proposed slate of directors unless there is a contested election of directors or there are other compelling corporate governance reasons for withholding votes for such directors.  Management proposals to limit director liability consistent with state laws and director indemnification provisions should be supported because it is important for companies to be able to attract qualified candidates.

(2)             Appointment of Auditors.   Management recommendations will generally be supported.

(3)           Changes in State of  Incorporation or Capital Structure. Managment recommendations about reincorporation should be supported unless the new jurisdiction in which the issuer is reincorporating has laws that would materially dilute the rights of shareholders of the issuer.  Proposals to increase authorized common stock should be examined on a case-by-case basis.  If the new shares will be used to implement a poison pill or another form of anti-takeover device, or if the issuance of new shares could excessively dilute the value of outstanding shares upon issuance, then such proposals should be evaluated to determine whether they are in the best interest of the Fund's shareholders.

                  (C)           Non-Routine Matters

(1)             Corporate Restructurings, Mergers and Acquisitions.   These proposals should be examined on a case-by-case basis.

(2)             Proposals Affecting Shareholder Rights.   Proposals that seek to limit shareholder rights, such as the creation of dual classes of stock, generally should not be supported.

(3)             Anti-takeover Issues.   Measures that impede takeovers or entrench management will be evaluated on a case-by-case basis taking into account the rights of shareholders and the potential effect on the value of the company.

(4)             Executive Compensation.   Although management recommendations should be given substantial weight, proposals relating to executive compensation plans, including stock option plans, should be examined on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned.

(5)             Social and Political Issues.   These types of proposals should generally not be supported if they are not supported by management unless they would have a readily-determinable, positive financial effect on shareholder value and would not be burdensome or impose unnecessary or excessive costs on the issuer.

                  (D)          Conflicts of Interest

               Each Adviser is responsible for maintaining procedures to identify conflicts of interest   and, when applicable, determining the adequacy of a Proxy Voting Service’s procedures to identify conflicts.  The Trust recognizes that under certain circumstances an Adviser or Proxy Voting Service   may have a conflict of interest in voting proxies on behalf of the Fund advised by the Adviser.  A “conflict of interest” includes, for example, any circumstance when the Fund, the Adviser, the principal underwriter, the Proxy Voting Service or one or more of their affiliates (including officers, directors and employees) knowingly does business with, receives compensation from, or sits on the Board of, a particular issuer or closely affiliated entity, and, therefore, may appear to have a conflict of interest between its own interests and the interests of   fund shareholders in how proxies of that issuer are voted.

               If a Proxy Voting Service determines it has a conflict of interest with respect to voting proxies on behalf of the Fund, the Adviser shall vote the proxy in the best interests of the Fund and its shareholders.

               If the Adviser determines that it has a conflict of interest with respect to voting proxies on behalf of the Fund, then the Adviser shall contact the Chairman of the Board.  In the event that the Chairman determines that he has a conflict of interest, the Chairman shall submit the matter for determination to another member of the Board who is not an “interested person” of the Trust, as defined in the Investment Company Act of 1940, as amended.  In making a determination, the Chairman will consider the best interests of Fund shareholders and may consider the recommendations of the Adviser or independent third parties that evaluate proxy proposals.  The Adviser will vote the proposal according to the determination and maintain records relating to this process.

(E)             Abstention

               The Trust may abstain from voting proxies in certain circumstances.  The Adviser or the Chairman of the Board may determine, for example, that abstaining from voting is appropriate if voting may be unduly burdensome or expensive, or otherwise not in the best economic interest of the Fund’s shareholders, such as when foreign proxy issuers impose unreasonable or expensive voting or holding requirements or when the costs to the Fund to effect a vote would be uneconomic relative to the value of the Fund’s investment in the issuer.

APPENDIX D – ADVISER PROXY VOTING PROCEDURES

Holland Capital Management LLC
PROXY VOTING POLICIES AND PROCEDURES
Amended January 2011

Policy

Holland Capital Management LLC (“Holland Capital”) has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC rule 206(4)-6 under the Investment Advisers Act of 1940. Our authority to vote the proxies of our clients is established by our advisory contracts or comparable documents, and our proxy voting guidelines (“Guidelines”) have been tailored to reflect these specific contractual obligations.  In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts set out in the Department of Labor Bulletin 94-2,29 C.F.R. 2509.94-2 (July 29, 1994).

Holland Capital’s proxy voting procedures are designed and implemented to reasonably ensure that proxy matters are conducted in the best interest of the clients and material conflicts will be resolved in the best interest of the client.  These procedures are guidelines only and each vote is ultimately cast on a case-bycase basis, taking into consideration contractual obligations and all other relevant facts and circumstances at the time of the vote.  Notwithstanding these Policies and Procedures, if, at any time reasonably in advance of the time when a proxy must be exercised, a client requests Holland Capital to vote the proxies for shares beneficially owned by that client in a certain manner, Holland Capital will follow that instruction.  There may be circumstances under which Holland Capital declines to take responsibility for voting a client’s proxies and directs the custodian to mail proxy material directly to the clients.  If a stock is part of a securities lending program, Holland Capital may be limited or unable to vote the proxy.

Holland Capital is not required to engage in shareholder activism, but is obligated to be reasonably informed about the company and to have reviewed and be familiar with the issues raised in the proxy materials.

Holland Capital subscribes to Institutional Shareholder Services Inc. (“ISS”), a proxy voting and advisory service that provides in-depth analyses of shareholder meeting agendas and vote recommendations.  In determining how to vote proxies Holland Capital considers the ISS recommendations, among other matters.

Special Considerations
Accounts Subject to the Employee Retirement Income Securities Act of 1974 ("ERISA")
The Department of Labor's Interpretive Bulletin 94-2, 29 CFR 2509.94-2, discusses the voting of proxies appurtenant to shares of a corporation's stock that is held by or for an employee benefit plan that is subject to ERISA.  With respect to such plans for which Holland Capital serves as an investment manager, Holland Capital will act in a manner consistent with its responsibilities:  the duty of loyalty, prudence, compliance with the plan and the duty to avoid prohibited transactions. In particular, where the named fiduciary of the plan has reserved to itself (or to another fiduciary in accordance with the plan document) the right to direct the voting of some or all proxies, Holland Capital will deliver to such fiduciary all such proxy materials for exercise by that plan fiduciary. Where the named fiduciary has not reserved such voting right but has expressly conditioned Holland Capital's engagement as investment manager upon compliance with a statement of investment policy that includes policies on proxy voting, Holland Capital will vote the proxies for shares in the plan's accounts managed by Holland Capital in a manner consistent with such policies except to the extent Holland Capital determines that adherence to such policies would violate its fiduciary duties under ERISA.  Holland Capital’s decision to vote proxies for an ERISA client will take into account the effect that the plan’s vote, either by itself or together with other votes, is expected to have on the value of the plan’s investment and whether this expected effect would outweigh the cost of voting, particularly with regard to non-U.S. securities.

Holland Capital will maintain accurate records of its voting of shares of stock held for such plans and will make such records or extracts thereof available to plan administrators and fiduciaries upon request.

The above policies regarding proxy voting for ERISA plans will take precedence over the following general proxy voting guidelines in the event of any conflict between them.

Mutual Funds
Holland Capital will vote the proxies of securities held by mutual funds to which it acts as an adviser or sub-advisor in accordance with the requirements of the Securities Act of 1933, the Securities Exchange Act of 1934 and the Investment Company Act of 1940.  The proxies of companies in the portfolio are subject to applicable investment restrictions of the fund and will be voted in accordance with any resolutions or other instructions approved by authorized persons of the fund.

Availability and Disclosure
Holland Capital provides clients with a copy of its policies and procedures upon request, with the provision that they may be updated from time to time.  Form ADV, Part 2 specifies how clients can obtain information from the adviser on how the client’s proxies were voted.  Holland Capital may make this information available periodically to a client upon request and in a manner appropriate to the nature of its advisory business.  Unless otherwise directed by a client, Holland Capital’s policy is not to disclose to third parties how it voted a client’s proxy.

Proxy Voting Committee
Holland Capital has established the Investment Policy Committee ("IPC") which consists of Holland Capital's equity investment analysts ("Analysts"), its portfolio managers and its Chief Investment Officer, who serves as the chair.  The IPC is responsible for implementing these Proxy Voting Policies and Procedures; the Chief Compliance Officer is responsible for overseeing their periodic review and revision. The IPC intends to review these Proxy Voting Policies and Procedures no less frequently than annually.

Procedures

Holland Capital’s Client Service department ("Client Service") is responsible for administering the proxy voting process. ISS is responsible for coordinating with the clients’ custodians to ensure that all proxy materials received by the custodians relating to the clients’ portfolio securities are processed in a timely fashion.

The firm’s IPC is responsible for reviewing proxy votes on securities held in advisory clients’ accounts. The IPC makes all decisions regarding the purchase and sale of securities for clients’ portfolios.  Since equity accounts are generally managed using the same investment philosophy and process, most accounts hold the same securities.  Votes cast for the same security held in multiple advisory clients’ accounts will generally be voted the same unless there would be a conflict with the client’s goals, objectives, and/or directives.  This could result in a different vote cast for the same security held in multiple clients’ accounts.

Client Service works with ISS to ensure that all meeting notices and proxy matters are communicated to the Analysts and Portfolio Managers for consideration pursuant to these Guidelines.  Analysts and Portfolio Managers are provided with copies of the proxy statements.

A primary factor used in determining whether to invest or continue an investment in a particular issuer's securities is the quality of that company's management.  Therefore, all other things being equal, the recommendations of management on any proxy matter will be given significant consideration of how to vote that proxy.

Although reliance is placed on the Guidelines in casting votes, each proxy issue is considered on a case-by-case basis. Instances may occur where a proxy vote will be inconsistent with the recommendations of Management and ISS.  Additionally, the proxies and related proxy issues generally vary among companies, so votes may vary from company to company.  After detailed analysis, vote recommendations are communicated by the Analyst and/or Portfolio Manager to the IPC which reviews the final vote decision.  Generally proxies are voted consistent with the Guidelines, and Client Service is instructed to vote all proxies accordingly, unless the IPC indicates otherwise.  The IPC, and each Analyst and Portfolio Manager is responsible for monitoring proxy proposals for issuers in their respective research coverage areas and of notifying Client Service of circumstances where the interests of clients may warrant a vote contrary to the Guidelines.  In such instances, the Analyst and/or Portfolio Manager will submit a recommendation to the IPC which will review the recommendation to determine whether a conflict of interest exists.  If no conflict of interest exists, the IPC generally will vote consistent with the Guidelines.

Holland Capital will attempt to process every proxy vote it receives.  There may be instances where Holland Capital may not be given enough time to process a proxy vote.  For example, Holland Capital, through no fault of its own, may receive a meeting notice too late to act or may be unable to obtain a timely translation so it could vote the shares.  Client Service will reconcile proxies received against holdings on the record date over which the adviser has voting authority to ensure that all shares held on the record date and for which a voting obligation exists, are voted.

Holland Capital reserves the right to request a client to vote their shares themselves.  For example, such requests may be made in situations where the client has represented to Holland Capital that their position on a particular issue differs from Holland Capital’s position.

Conflicts of Interest

From time-to-time Holland Capital may have conflicts related to proxy voting.  As a matter of policy, Holland Capital’s portfolio managers, analysts and other Holland Capital officers and employees will not be influenced by outside sources whose interests conflict with the interests of clients.  Any such person who becomes aware of a material conflict between the interests of a client and the interests of Holland Capital relating to a particular proxy vote shall immediately disclose that conflict to the IPC.  The IPC is responsible for monitoring and resolving such conflicts, as discussed below.  Examples of potential conflicts of interest include:

Business Relationships . A proxy voting proposal relating to a company or other persons with which Holland Capital has a material business relationship may cause a conflict if failure to vote in a manner favorable to such company or other persons could harm Holland Capital’s relationship with that company. One example is where Holland Capital is or seeks to be appointed manager of a company's pension plan and would be looked to by the company and its officers to vote in favor of all of management's proposals and against those opposed by management.

Personal or Familial Relationships . A proxy voting proposal relating to a company or situation where Holland Capital, or an officer or employee of Holland Capital, or an affiliate has a personal or familial relationship, e.g., spouse, close personal friend or family relative, with one or more present or prospective directors of that company, may cause a conflict of interest.

In the event the IPC, an Analyst, or Portfolio Manager identifies a material conflict of interest relating to a particular proxy proposal, the affected Analyst or Portfolio Manager will be required to recuse himself or herself from the proxy voting process, and the IPC will be responsible for reviewing the proposal and determining the vote.  In all instances, the Analyst or Portfolio Manager will be required to provide the IPC with a written recommendation as to how the proxy should be voted and the rationale for such recommendation.  In addition, the Analyst or portfolio manager will disclose to the IPC in writing any contact he or she has had with persons outside of Holland Capital regarding the proxy issue.  The IPC will review the Analyst’s or portfolio manager’s voting recommendation and all relevant facts and circumstances and determine how the proxy should be voted.  If the IPC believes the application of the Guidelines is not in the best interests of clients, the IPC may vote contrary to the Guidelines, and it will document its voting rationale.

Recordkeeping

As required by Rule 204-2c of the Advisers Act, Holland Capital retains records of votes cast on behalf of clients, records of client requests for proxy voting information and all documents prepared by Holland Capital regarding votes cast contrary to the Guidelines.  In addition, any document prepared by Holland Capital that is material to a proxy voting decision such as the Proxy Voting Policies and Procedures, Proxy Voting Guidelines, IPC materials and other internal research relating to voting decisions will be kept. All proxy voting materials and supporting documentation are retained for a minimum of 5 years, the first 2 years at Holland Capital's office.

EXHIBIT A

Holland Capital Proxy Voting Guidelines

The following is a summary of Holland Capital’s proxy voting guidelines that set forth what the IPC will follow as a general matter, particularly in the cases of conflicts of interests between those of Holland Capital and the client.  Holland Capital has engaged  ISS, a proxy voting research service, to assist in the voting of proxies by making proxy voting recommendations to Holland Capital.  ISS provides detailed guidance and models for many issues that are decided on a case-by-case basis.

General Philosophy
Routine Matters/Corporate Administrative Items.   After an initial review, the adviser will generally vote with management on routine matters related to the operation of the company and not expected to have a significant impact on the company and/or the shareholders.

Potential for Major Economic Impact.   The adviser reviews and analyzes on a case-by-case basis, non-routine proposals that are more likely to affect the structure and operation of the issuer and to have a greater impact on the value of the investment.

Corporate Governance. The adviser reviews and considers corporate governance issues related to proxy matters and generally supports proposals that foster good corporate governance practices.

1. Board of Directors

Director Nominees in Uncontested Elections

•
 In uncontested board elections, Holland Capital will generally vote in favor of management's directors because Holland Capital believes that management is in the best possible position to evaluate the qualifications of directors and the needs and dynamics of a particular board. Nonetheless, votes on director nominees will be made on a CASE-BY-CASE basis, examining the following factors: composition of the board and key board committees, attendance at board and committee meetings, long-term company performance and stock price.

Classification/Declassification of the Board

•	Vote AGAINST proposals to classify the board.

•	Vote FOR proposals to repeal classified boards and to elect all directors annually.

Independent Chairman (Separate Chairman/CEO)

•
Vote, on a CASE-BY-CASE basis, on shareholder proposals requiring that the positions of chairman and CEO be held separately.  Because some companies have governance structures in place that counterbalance a combined position, certain factors should be taken into account in determining whether the proposal warrants support. These factors include the

•	presence of a lead director, board and committee independence, governance guidelines, company performance, and annual review by outside directors of CEO pay.

Majority of Independent Directors/Establishment of Committees

•	Vote FOR shareholder proposals asking that at least two-thirds of directors be independent.

•
Vote FOR shareholder proposals asking that board audit, compensation, governance and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

2. Auditor Ratification

•
Generally support management’s choice of auditor proposed by an audit committee of independent directors except when the auditor’s independence or audit integrity has been compromised or unless any of the following apply:

•	An auditor has a financial interest in or association with the company, and is therefore not independent.

•
There is reason to believe that the auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position or there is some other concern regarding the performance of the auditor in carrying out its duties to shareholders or potential conflicts of interest.

3. Shareholder Rights

Shareholder Ability to Act by Written Consent

•	Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

•	Vote FOR proposals to allow or make easier shareholder action by written consent.

Shareholder Ability to Call Special Meetings

•	Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Supermajority Vote Requirements

•	Vote AGAINST proposals to require a supermajority shareholder vote.

Cumulative Voting

•	Vote FOR proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company’s other governance provisions.

4. Proxy Contests

Voting for Director Nominees in Contested Elections

•
Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management’s track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

5. Poison Pills (Shareholder Rights Plans)

•
Although we typically recommend that shareholders vote against these plans to protect their financial interests and ensure that they have an opportunity to consider any offer for their shares, poison pills must be decided on a CASE-BY-CASE basis.

6. Mergers and Corporate Restructurings

•	Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

7. Reincorporation Proposals

•
Proposals to change a company's state of incorporation should be evaluated on a CASE-BYCASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws.

8. Capital Structure

Common Stock Authorization

•	Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis.

9. Executive and Director Compensation

•	Votes with respect to compensation and equity-based compensation plans shall be determined on a CASE-BY-CASE basis.

Management Proposals Seeking Approval to Reprice Options

•	Votes on management proposals seeking approval to reprice options are evaluated on a CASEBY-CASE basis.

Employee Stock Purchase Plans

•	Votes on employee stock purchase plans will be determined on a CASE-BY-CASE basis by reviewing whether or not the specific components of the plan are reasonable and whether the

•	company’s use of equity in its compensation plans generally is reasonable when compared with peers and when compared with the performance of the business.

Shareholder Proposals on Compensation

•
Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long-term corporate outlook.

10. Social and Environmental Issues

These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.

•
In general, the IPC will vote on a CASE-BY-CASE basis.  While a wide variety of factors goes into each analysis, the overall principal guiding all vote decisions focuses on how the proposal will enhance the economic value of the company

PART C

OTHER INFORMATION

ITEM 28.	EXHIBITS

(a)
Trust Instrument of Registrant as amended and restated on April 14, 2009 (Exhibit incorporated by reference as filed as Exhibit (a) in post-effective amendment No. 249 via EDGAR on April 30, 2009, accession number 0000315774-09-000007).

(b)
By-Laws of Registrant as amended on April 14, 2009 (Exhibit incorporated by reference as filed as Exhibit (b) in post-effective amendment No. 249 via EDGAR on April 30, 2009, accession number 0000315774-09-000007).

(c)	See Sections 2.04 and 2.07 of the Trust Instrument as filed as Exhibit (a).

(d)	(1)
Investment Advisory Agreement between Registrant and H.M. Payson & Co. (Exhibit incorporated by reference as filed as Exhibit (5)(a) in post-effective amendment No. 62 via EDGAR on May 26, 1998, accession number 0001004402-98-000307).

	(2)
Investment Advisory Agreement between Registrant and Beck, Mack & Oliver LLC dated April 10, 2009 (Exhibit incorporated by reference as filed as Exhibit (d)(2) in post-effective amendment No. 249 via EDGAR on April 30, 2009, accession number 0000315774-09-000007).

	(3)
Investment Advisory Agreement between Registrant and Polaris Capital Management, Inc. (Exhibit incorporated by reference as filed as Exhibit (5)(h) in post-effective amendment No. 63 via EDGAR on June 8, 1998, accession number 0001004402-98-000339).

	(4)
Investment Advisory Agreement between Registrant and D.F. Dent and Company, Inc. (Exhibit incorporated by reference as filed as Exhibit (d)(11) in post-effective amendment No. 99 via EDGAR on July 31, 2001, accession number 0001004402-01-500152).

	(5)
Management Agreement between Registrant and King Investment Advisors, Inc. regarding Fountainhead Special Value Fund (Exhibit incorporated by reference as filed as Exhibit (d)(5) in post-effective amendment No. 303 via EDGAR on February 25, 2011 (accession number 0000315774-11-000023).

	(6)
Investment Advisory Agreement between Registrant and AH Lisanti Capital Growth, LLC (Exhibit incorporated by reference as filed as Exhibit (d)(15) in post-effective amendment No. 188 via EDGAR on February 24, 2006, accession number 0001275125-06-000062).

	(7)
Amended and Restated Management Agreement between Registrant and Auxier Asset Management LLC (Exhibit incorporated by reference as filed as Exhibit (d)(7) in post-effective amendment No. 270 via EDGAR on February 19, 2010, accession number 0000315774-10-000033).

	(8)
Investment Advisory Agreement between Registrant and Absolute Investment Advisers, LLC (Exhibit incorporated by reference as filed as Exhibit (d)(21) in post-effective amendment No. 171 via EDGAR on May 6, 2005, accession number 0001275125-05-000241).

	(9)
Sub-Advisory Agreements between Absolute Investment Advisers, LLC and certain sub-advisers to Absolute Strategies Fund (Exhibit incorporated by reference as filed as Exhibit (d)(22) in post-effective amendment No. 171 via EDGAR on May 6, 2005, accession number 0001275125-05-000241).

	(10)
Sub-Advisory Agreement between Absolute Investment Advisers LLC and Semaphore Management LLC dated March 12, 2009 (Exhibit incorporated by reference as filed as Exhibit (d)(10) in post-effective amendment No. 250 via EDGAR on June 1, 2009, accession number 0000315774-09-000026).

	(11)
Amended and restated Investment Advisory Agreement between Registrant and Merk Investments, LLC (Exhibit incorporated by reference as filed as Exhibit (d)(11) in post-effective amendment No. 258 via EDGAR on September 28, 2009, accession number 0000315774-09-000096).

	(12)
Investment Advisory Agreement between Registrant and Golden Capital Management, LLC (Exhibit incorporated by reference as filed as Exhibit (d)(24) in post-effective amendment No. 193 via EDGAR on April 28, 2006, accession number 0001193125-06-093182).

	(13)
Sub-Advisory Agreement between Absolute Investment Advisers, LLC and Mohican Financial Management, LLC, regarding Absolute Strategies Fund (Exhibit incorporated by reference as filed as Exhibit (d)(24) in post-effective amendment No. 217 via EDGAR on September 28, 2007, accession number 0001193125-07-210050).

	(14)
Sub-Advisory Agreement between Absolute Investment Adviser, LLC and Kovitz Investment Group, LLC (Exhibit incorporated by reference as filed as Exhibit (d)(28) in post-effective amendment No. 203 via EDGAR on February 28, 2007, accession number 0001193125-07-042714).

	(15)
Sub-Advisory Agreement between Absolute Investment Advisers, LLC and ClearStream Investments, LLC (f/k/a GMB Capital Management, LLC) (Exhibit incorporated by reference as filed as Exhibit (d)(26) in post-effective amendment No. 220 via EDGAR on October 31, 2007, accession number 0001193125-07-231202).

	(16)
Investment Advisory Agreement between Registrant and Spears Abacus Advisors LLC regarding The BeeHive Fund (Exhibit incorporated by reference as filed as Exhibit (d)(27) in post-effective amendment No. 239 via EDGAR on September 29, 2008, accession number 0001193125-08-203258).

	(17)
Investment Advisory Agreement between Registrant and Absolute Investment Advisers LLC dated September 30, 2008 with respect to Absolute Opportunities Fund (Exhibit incorporated by reference as filed as Exhibit (d)(26) in post-effective amendment No. 242 via EDGAR in October 15, 2008, accession number 0001193125-08-211081).

	(18)
Sub-Advisory Agreement between Absolute Investment Advisors LLC and Green Eagle Capital LLC (Exhibit incorporated by reference as filed as Exhibit (d)(27) in post-effective amendment No. 243 via EDGAR on October 28, 2008, accession number 0001193125-08-218056).

	(19)
Sub-Advisory Agreement between Absolute Investment Advisors LLC and Kingstown Capital Management L.P. (Exhibit incorporated by reference as filed as Exhibit (d)(28) in post-effective amendment No. 243 via EDGAR on October 28, 2008, accession number 0001193125-08-218056).

	(20)
Sub-Advisory Agreement between Absolute Investment Advisors LLC and Madden Asset Management LLC (Exhibit incorporated by reference as filed as Exhibit (d)(29) in post-effective amendment No. 243 via EDGAR on October 28, 2008, accession number 0001193125-08-218056).

	(21)
Investment Advisory Agreement between Registrant and Waterville Capital, LLC (Exhibit incorporated by reference as filed as Exhibit (d)(28) in post-effective amendment No. 262 via EDGAR on October 30, 2009, accession number 0000315774-09-000151).

	(22)	Advisory Agreement between Registrant and Holland Capital Management LLC is filed herewith .

	(23)
Investment Advisory Agreement between Registrant and Utendahl Capital Management, LP regarding UCM Government Floating NAV Fund, UCM Credit Floating NAV Fund and UCM Floating NAV Fund (Exhibit incorporated by reference as filed as Exhibit (d)(28) in post-effective amendment No. 276 via EDGAR on March 26, 2010, accession number 0000315774-10-000095).

	(24)
Subadvisory Agreement between Utendahl Capital Management, LP and Pacific Investment Management Company LLC (Exhibit incorporated by reference as filed as Exhibit (d)(29) in post-effective amendment No. 276 via EDGAR on March 26, 2010, accession number 0000315774-10-000095).

	(25)
Subadvisory Agreement between Absolute Investment Advisers, LLC and MetWest Asset Management, LLC (Exhibit incorporated by reference as filed as Exhibit (d)(27) in post-effective amendment No. 280 via EDGAR on April 30, 2010, accession number 0000315774-10-000134).

	(26)
Investment Advisory Agreement between Registrant and MAI Wealth Advisors, LLC (Exhibit incorporated by reference as filed as Exhibit (d)(28) in post-effective amendment No 292 via EDGAR on August 31, 2010, accession number 0000315774-10-000277).

	(27)
Form of Investment Advisory Agreement between Registrant and ICICI Securities Holdings Inc. [D/B/A ICICI Investment Advisors] (Exhibit incorporated by reference as filed as Exhibit (d)(27) in post-effective amendment No. 294 via EDGAR on October 5, 2010, accession number 0000898432-10-001311).

	(28)
Investment Advisory Agreement between Registrant and UCM Partners, L.P. regarding UCM Short Duration Fund (Exhibit incorporated by reference as filed as Exhibit (d)(28) in post-effective amendment No. 298 via EDGAR on December 6, 2010, accession number 0000315774-10-000348).

	(29)
Subadvisory Agreement between Absolute Investment Advisers, LLC and Longhorn Capital Partners, L.P. regarding Absolute Strategies Fund (Exhibit incorporated by reference as filed as Exhibit (d)(29) in post-effective amendment No. 303 via EDGAR on February 25, 2011 (accession number 0000315774-11-000023).

	(30)
Subadvisory Agreement between Absolute Investment Advisers, LLC and St. James Investment Company, LLC regarding Absolute Strategies Fund (Exhibit incorporated by reference as filed as Exhibit (d)(29) in post-effective amendment No. 303 via EDGAR on February 25, 2011 (accession number 0000315774-11-000023).

(e)	(1)
Form of Selected Dealer Agreement between Foreside Fund Services, LLC and securities brokers (Exhibit incorporated by reference as filed as Exhibit (e)(1) in post-effective amendment No. 243 via EDGAR on October 28, 2008, accession number 0001193125-08-218056).

	(2)
Distribution Agreement between Registrant and Foreside Fund Services, LLC dated March 31, 2009 (Exhibit incorporated by reference as filed as Exhibit (e)(2) in post-effective amendment No. 249 via EDGAR on April 30, 2009, accession number 0000315774-09-000007).

	(2)(A)
Amended Appendix to Distribution Agreement between Registrant and Foreside Fund Services, LLC (Exhibit incorporated by reference as filed as Exhibit (e)(2)(A) in post-effective amendment No. 270 via EDGAR on February 19, 2010, accession number 0000315774-10-000033).

(f)	None.

(g)	(1)
Global Custodial Services Agreement between Forum Funds and Citibank, N.A. (Exhibit incorporated by reference as filed as Exhibit (g)(4) in post-effective amendment No. 176 via EDGAR on July 29, 2005, accession number 0001275125-05-000362).

	(2)
Custodian Agreement between Registrant and Union Bank, N.A., dated July 31, 2009 (Exhibit incorporated by reference as filed as Exhibit (g)(3) in post-effective amendment No. 256 via EDGAR on August 28, 2009, accession number 0000315774-09-000086).

(h)	(1)
Accounting, Administration and Transfer Agency Services Agreement between Registrant and Citibank, N.A. dated April 20, 2007 (Exhibit incorporated by reference as filed as Exhibit (h)(1) in post-effective amendment No. 220 Via EDGAR on October 31, 2007, accession number 0001193125-07-231202).

	(2)
Shareholder Service Plan of Registrant dated March 18, 1998 and amended February 12, 2009 and Form of Shareholder Service Agreement relating to Polaris Global Value Fund (Exhibit incorporated by reference as filed Exhibit (h)(2) in post-effective amendment No. 247 via Edgar on February 17, 2009, accession number 0001193125-09-031402).

	(3)
Shareholder Service Plan of Registrant dated November 24, 2003 and amended February 12, 2009 relating to Adams Harkness Small Cap Growth Fund (Exhibit incorporated by reference as filed as Exhibit (h)(3) in post-effective amendment No. 247 via Edgar on February 17, 2009, accession number 0001193125-09-031402).

	(4)
Expense Limitation Agreement between Registrant and King Investment Advisors, Inc. regarding Fountainhead Special Value Fund (Exhibit incorporated by reference as filed as Exhibit (h)(4) in post-effective amendment No. 303 via EDGAR on February 25, 2011 (accession number 0000315774-11-000023).

	(5)
Expense Limitation Agreement between Registrant and D.F. Dent and Company, Inc. (Exhibit incorporated by reference as filed as Exhibit (h)(5) in post-effective amendment No. via EDGAR on October 28, 2010, accession number 297 0000315774-10-000313).

	(6)
Expense Limitation Agreement between Registrant and Auxier Asset Management LLC regarding Auxier Focus Fund (Exhibit incorporated by reference as filed as Exhibit (h)(6) in post-effective amendment No. 295 on October 28, 2010, accession number 0000315774-10-000309).

	(7)
Compliance Services Agreement between Registrant and Atlantic Fund Administration, LLC (Exhibit incorporated by reference as Exhibit (h)(13) in post effective amendment No. 235 via EDGAR on July 25, 2008, accession number 0001193125-08-158164).

	(8)
Expense Limitation Agreement between Registrant and Beck, Mack & Oliver LLC (Exhibit incorporated by reference as filed as Exhibit (h)(9) in post-effective amendment No. 287 via EDGAR on July 29, 2010, accession number 0000315774-10-000214).

	(9)	Expense Limitation Agreement between Registrant and Spears Abacus Advisors LLC is filed herewith .

	(10)
Expense Limitation Agreement between Registrant and Absolute Investment Advisers LLC regarding the Absolute Opportunities Fund (Exhibit incorporated by reference as filed as Exhibit (h)(13) in post-effective amendment No. 288 on July 29, 2010, accession number 0000315774-10-000215).

	(11)
Expense Limitation Agreement between Registrant and Golden Capital Management, LLC (Exhibit incorporated by reference as filed as Exhibit (h)(21) in post-effective amendment No. 268 via EDGAR on August 27, 2010, (accession number 0000315774-10-000260).

	(12)
Expense Limitation Agreements between Registrant and Waterville Capital, LLC (Exhibit incorporated by reference as filed as Exhibit (h)(12) in post-effective amendment No. 302 via EDGAR on February 25, 2011, (accession number
0000315774-11-000021).

	(13)
Expense Limitation Agreement between Registrant and Beck, Mack & Oliver LLC (Exhibit incorporated by reference as filed as Exhibit (h)(20) in post-effective amendment No. 263 via EDGAR on November 18, 2009, accession number 0000315774-09-000178).

	(14)
Expense Limitation Agreement between Registrant and Holland Capital Management LLC (Exhibit incorporated by reference as filed as Exhibit (h)(22) in post-effective amendment No 266 via EDGAR on December 23, 2009, accession number 0000315774-09-000232).

	(15)	Expense Limitation Agreement between Registrant and Holland Capital Management LLC with respect to Institutional and A Shares is filed herewith.

	(1 6 )
Expense Limitation Agreement between Registrant and Utendahl Capital Management, LP regarding the UCM Floating NAV Fund, UCM Credit Floating NAV Fund and UCM Government Floating NAV Fund (Exhibit incorporated by reference as filed as Exhibit (h)(22) in post-effective amendment No. 276 via EDGAR on March 26, 2010, accession number 0000315774-10-000095).

	(1 7 )
Expense Limitation Agreement between Registrant and MAI Wealth Advisors, LLC (Exhibit incorporated by reference as filed as Exhibit (h)(20) in post-effective amendment No 292 via EDGAR on August 31, 2010, accession number 0000315774-10-000277).

	(1 8 )
Form of Expense Limitation Agreement between Registrant and ICICI Securities Holdings Inc. [D/B/A ICICI Investment Advisors] (Exhibit incorporated by reference as filed as Exhibit (h)(19) in post-effective amendment No. 294 via EDGAR on October 5, 2010, accession number 0000898432-10-001311).

	(1 9 )
Support for Advisory and Other Services Agreement between ICICI Securities Holdings Inc. [D/B/A ICICI Investment Advisors] and ICICI Prudential Asset Management Company Ltd. ] (Exhibit incorporated by reference as filed as Exhibit (h)(19) in post-effective amendment No. 294 via EDGAR on October 5, 2010, accession number 0000898432-10-001311).

	(20)
Expense Limitation Agreement between Registrant and UCM Partner, L.P., regarding UCM Short Duration Fund (Exhibit incorporated by reference as filed as Exhibit (h)(21) in post-effective amendment No. 298 via EDGAR on December 6, 2010, accession number 000315774-10-000348).

	(2 1 )
Expense Limitation Agreement between Registrant and D.F. Dent and Company, Inc. regarding the DF Dent Midcap Growth Fund is filed (Exhibit incorporated by reference as filed as Exhibit (h)(20) in post-effective amendment No. 307 via EDGAR on April 8, 2011, accession number 0000315774-11-000074).

(i)		Opinion and consent of Counsel is filed herewith .

(j)		Consent of BBD, LLP, is filed herewith .

(k)		None.

(l)
Investment Representation letter of Reich & Tang, Inc. as original purchaser of shares of Registrant (Exhibit incorporated by reference as filed as  Exhibit (13) in post-effective amendment No. 62 via EDGAR on May 26, 1998, accession number 0001004402-98-000307).

(m)	(1)
Rule 12b-1 Plan dated February 17, 2006 adopted by Forum Funds for Absolute Strategies Fund, Auxier Focus Fund, Dividend Plus Income Fund , Golden Large Cap Core Fund, Golden Small Cap Core Fund, Lou Holland Growth Fund, Merk Hard Currency Fund, Merk Asian Currency Fund, The BeeHive Fund and Waterville Large Cap Value Fund is filed (Exhibit incorporated by reference as filed as Exhibit (m)(1) in post-effective amendment No. 302 via EDGAR on February 25, 2011 (accession number 0000315774-11-000021).

(n)	(1)
Amended and restated Rule 18f-3 Plan dated September 9, 2010 adopted by Registrant for Absolute Strategies Fund, Auxier Focus Fund, Dividend Plus Income Fund , Golden Large Cap Core Fund, Golden Small Cap Core Fund, Lou Holland Growth Fund, Merk Hard Currency Fund and Merk Asian Currency Fund, Merk Absolute Return Currency Fund and Waterville Large Cap Value Fund. (Exhibit incorporated by reference as filed as Exhibit (n)(1) in post-effective amendment No. 302 via EDGAR on February 25, 2011 (accession number 0000315774-11-000021).

(p)	(1)
Code of Ethics adopted by Registrant as amended (Exhibit incorporated by reference as filed as Exhibit (p)(1)  in post-effective amendment No. 285 via EDGAR on July 20, 2010, accession number 0000315774-10-000203).

	(2)
Code of Ethics adopted by H.M. Payson & Co (Exhibit incorporated by reference as filed as Exhibit (p)(3) in post-effective amendment No. 263 via EDGAR on November 18, 2009, accession number 0000315774-09-000178).

	(3)
Code of Ethics adopted by Beck, Mack & Oliver (Exhibit incorporated by reference as filed as Exhibit (p)(4) in post-effective amendment No. 249 via EDGAR on April 30, 2009, accession number 0000315774-09-000007).

	(4)
Code of Ethics adopted by Polaris Capital Management, Inc. (Exhibit incorporated by reference as filed as Exhibit (p)(5) in post-effective amendment No. 249 via EDGAR on April 30, 2009, accession number 0000315774-09-000007).

	(5)
Code of Ethics adopted by D.F. Dent and Company, Inc. (Exhibit incorporated by reference as filed as Exhibit (p)(6) in post-effective amendment No. 267 via EDGAR on December 30, 2009, accession number 0000315774-09-000244).

	(6)
Code of Ethics adopted by King Investment Advisors, Inc. (Exhibit incorporated by reference as filed as Exhibit (p)(6) in post-effective amendment No. 303 via EDGAR on February 25, 2011 (accession number 0000315774-11-000023).

	(7)
Code of Ethics adopted by AH Lisanti Capital Growth, (Exhibit incorporated by reference as filed as Exhibit (p)(9) in post-effective amendment No. 256 via EDGAR on August 28, 2009, accession number 0000315774-09-000086).

	(8)
Code of Ethics adopted by Auxier Asset Management LLC (Exhibit incorporated by reference as filed as Exhibit (p)(11) in post-effective amendment No. 276 via EDGAR ion March 26, 2010, accession number 0000315774-10-000095).

	(9)
Code of Ethics adopted by Absolute Investment Advisers, LLC (Exhibit incorporated by reference as filed as Exhibit (p)(9)  in post-effective amendment No. 285 via EDGAR on July 20, 2010, accession number 0000315774-10-000203).

	(10)
Code of Ethics adopted by Aronson+Johnson+Ortiz, LP (Exhibit incorporated by reference as filed as Exhibit (p)(13) in post-effective amendment No. 253 via EDGAR on July 29,2009, accession number 0000315774-09-000063).

	(11)
Code of Ethics adopted by Longhorn Capital Partners, L.P. (Exhibit incorporated by reference as filed as Exhibit (p)(11) in post-effective amendment No. 303 via EDGAR on February 25, 2011 (accession number 0000315774-11-000023).

	(12)
Code of Ethics adopted by St. James Investment Company, LLC (Exhibit incorporated by reference as filed as Exhibit (p)(12) in post-effective amendment No. 303 via EDGAR on February 25, 2011 (accession number 0000315774-11-000023).

	(13)
Code of Ethics adopted by Horizon Asset Management, Inc. (Exhibit incorporated by reference as filed as Exhibit (p)(13) in post-effective amendment No. 303 via EDGAR on February 25, 2011 (accession number 0000315774-11-000023).

	(14)
Code of Ethics adopted by MetWest Asset Management, LLC (Exhibit incorporated by reference as filed as Exhibit (p)(15) in post-effective amendment No. 264 via EDGAR on September 21, 2010, accession number 0000315774-10-000292).

	(15)
Code of Ethics adopted by SSI Investment Management, Inc. (Exhibit incorporated by reference as filed as Exhibit (p)(34) in post-effective amendment No. 169 via EDGAR on April 28, 2005, accession number 0001275125-05-000215).

	(16)
Code of Ethics adopted by Semaphore Management LLC (Exhibit incorporated by reference as filed as Exhibit (p)(20) in post-effective amendment No. 249 via EDGAR on April 30, 2009, accession number 0000315774-09-000007).

	(17)
Code of Ethics adopted by Yacktman Asset Management Co. (Exhibit incorporated by reference as filed as Exhibit (p)(21) in post-effective amendment No. 256 via EDGAR on August 28, 2009, accession number 0000315774-09-000086).

	(18)
Code of Ethics adopted by Merk Investments, LLC (Exhibit incorporated by reference as filed as Exhibit (p)(22) in post-effective amendment No. 267 via EDGAR on December 30, 2009, accession number 0000315774-09-000244).

	(19)
Code of Ethics adopted by Golden Capital Management, LLC (Exhibit incorporated by reference as filed as Exhibit (p)(24) in post-effective amendment No. 249 via EDGAR on April 30, 2009, accession number 0000315774-09-000007).

	(20)
Code of Ethics adopted by Foreside Fund Services (Exhibit incorporated by reference as filed as Exhibit (p)(26) in post-effective amendment No. 253 via EDGAR on July 29,2009, accession number 0000315774-09-000063).

	(21)
Code of Ethics adopted by Mohican Financial Management, LLC (Exhibit incorporated by reference as filed as Exhibit (p)(26) in post-effective amendment No. 276 via EDGAR on March 26, 2010, accession number 0000315744-10-000095).

	(22)
Code of Ethics adopted by Kovitz Financial Group, LLC (Exhibit incorporated by reference as filed as Exhibit (p)(27) in post-effective amendment No. 263 via EDGAR on November 18, 2009, accession number 0000315774-09-000178).

	(23)
Code of Ethics adopted by ClearStream Investments, LLC (f/k/a GMB Capital Management, LLC) (Exhibit incorporated by reference as filed as Exhibit (p)(28) in post-effective amendment No. 267 via EDGAR on December 30, 2009, accession number 0000315774-09-000244).

	(24)
Code of Ethics adopted by Spears Abacus Advisors LLC (Exhibit incorporated by reference as filed as Exhibit (p)(29) in post-effective amendment No. 263 via EDGAR on November 18, 2009, accession number 0000315774-09-000178).

	(25)
Code of Ethics adopted by Green Eagle Capital, LLC (Exhibit incorporated by reference as filed as Exhibit (p)(25) in post-effective amendment No. 303 via EDGAR on February 25, 2011 (accession number 0000315774-11-000023).

	(26)
Code of Ethics adopted by Kingstown Capital Management, LP  (Exhibit incorporated by reference as filed as Exhibit (p)(26) in post-effective amendment No. 303 via EDGAR on February 25, 2011 (accession number 0000315774-11-000023).

	(27)
Code of Ethics adopted by Madden Asset Management (Exhibit incorporated by reference as filed as Exhibit (p)(15) in post-effective amendment No. 264 via EDGAR on September 21, 2010, accession number 0000315774-10-000292)..

	(28)
Code of Ethics adopted by Twin Capital Management, Inc. (Exhibit incorporated by reference as filed as Exhibit (p)(35) in post-effective amendment No. 249 via EDGAR on April 30, 2009, accession number 0000315774-09-000007).

	(29)
Code of Ethics adopted by Holland Capital LLC (Exhibit incorporated by reference as filed as Exhibit (p)(34) in post-effective amendment No. 266 via EDGAR on December 23, 2009, accession number 0000315774-09-000232).

	(30)
Code of Ethics adopted by Waterville Capital, LLC (Exhibit incorporated by reference as filed as Exhibit (p)(35) in post-effective amendment No. 272 via EDGAR on February 26, 2010, accession number 0000315774-10-000052).

	(31)
Code of Ethics adopted by Utendahl Capital Management, LP (Exhibit incorporated by reference as Exhibit (p)(36) in post-effective amendment No. 276 via EDGAR on March 26, 2010, accession number 0000315774-10-000095).

	(3 2 )
 Code of Ethics adopted by MAI Wealth Advisors, LLC (Exhibit incorporated by reference as filed as Exhibit (p)(35) in post-effective amendment No 292 via EDGAR on August 31, 2010, accession number 0000315774-10-000277).

Other Exhibits:

(A)
Powers of Attorney for John Y. Keffer, James C. Cheng, Costas Azariadis and J. Michael Parish, Trustees of Registrant (Exhibit incorporated by reference as filed as Other Exhibits (A) in post-effective amendment No. 232 via EDGAR on June 6, 2008 accession number 0001193125-08-129746).

ITEM 29.	PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

None.

ITEM 30.	INDEMNIFICATION

In accordance with Section 3803 of the Delaware Business Trust Act, Section 10.02 of Registrant’s Trust Instrument provides as follows:

“10.02. INDEMNIFICATION

(a)  Subject to the exceptions and limitations contained in Section (b) below:

(i) Every Person who is, or has been, a Trustee or officer of the Trust (hereinafter referred to as a “Covered Person”) shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof);

(ii) The words “claim,” “action,” “suit,” or “proceeding” shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened while in office or thereafter, and the words “liability” and “expenses” shall include, without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

(b) No indemnification shall be provided hereunder to a Covered Person:

(i) Who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Holders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the Covered Person’s office or (B) not to have acted in good faith in the reasonable belief that Covered Person’s action was in the best interest of the Trust; or

(ii) In the event of a settlement, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the Trustee’s or officer’s office,

(A) By the court or other body approving the settlement;

(B) By at least a majority of those Trustees who are neither Interested Persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry);

(C) By written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry); provided, however, that any Holder may, by appropriate legal proceedings, challenge any such determination by the Trustees or by independent counsel.

(c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Covered Persons, and other persons may be entitled by contract or otherwise under law.

(d) Expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in paragraph (a) of this Section 5.2 may be paid by the Trust or Series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust or Series if it is ultimately determined that he is not entitled to indemnification under this Section 5.2; provided, however, that either (a) such Covered Person shall have provided appropriate security for such undertaking, (b) the Trust is insured against losses arising out of any such advance payments or (c) either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such Covered Person will be found entitled to indemnification under this Section 5.2.

(e) Conditional advancing of indemnification monies under this Section 5.2 for actions based upon the 1940 Act may be made only on the following conditions: (i) the advances must be limited to amounts used, or to be used, for the preparation or presentation of a defense to the action, including costs connected with the preparation of a settlement; (ii) advances may be made only upon receipt of a written promise by, or on behalf of, the recipient to repay that amount of the advance which exceeds that amount which it is ultimately determined that he is entitled to receive from the Trust by reason of indemnification; and (iii) (a) such promise must be secured by a surety bond, other suitable insurance or an equivalent form of security which assures that any repayments may be obtained by the Trust without delay or litigation, which bond, insurance or other form of security must be provided by the recipient of the advance, or (b) a majority of a quorum of the Trust’s disinterested, non-party Trustees, or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts, that the recipient of the advance ultimately will be found entitled to indemnification.

(f) In case any Holder or former Holder of any Series shall be held to be personally liable solely by reason of the Holder or former Holder being or having been a Holder of that Series and not because of the Holder or former Holder acts or omissions or for some other reason, the Holder or former Holder (or the Holder or former Holder’s heirs, executors, administrators or other legal representatives, or, in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets belonging to the applicable Series to be held harmless from and indemnified against all loss and expense arising from such liability. The Trust, on behalf of the affected Series, shall, upon request by the Holder, assume the defense of any claim made against the Holder for any act or obligation of the Series and satisfy any judgment thereon from the assets of the Series.”

With respect to indemnification of an adviser to the Trust, the Investment Advisory Agreement between the Trust and MAI Investment Advisors, LLC includes language similar to the following:

“SECTION 3. STANDARD OF CARE.

(a) The Trust shall expect, and the Adviser shall give the Trust the benefit of, the Adviser’s best judgment and efforts in rendering its services to the Trust. The Adviser shall not be liable for error of judgment or mistake of law or for any loss incurred by the Trust or any Fund in connection with matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties hereunder, or by reason of reckless disregard of its obligations and duties hereunder.”

With respect to indemnification of an adviser to the Trust, the Investment Advisory Agreements between the Trust and Auxier Asset Management, LLC, H.M. Payson & Co.; and King Investment Advisors, Inc. include language similar to the following:

“SECTION 4. STANDARD OF CARE. We shall expect of you, and you will give us the benefit of, your best judgment and efforts in rendering these services to us, and we agree as an inducement to your undertaking these services that you shall not be liable hereunder for any mistake of judgment or in any event whatsoever, except for lack of good faith, provided that nothing herein shall be deemed to protect, or purport to protect, you against any liability to us or to our security holders to which you would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of your duties hereunder, or by reason of your reckless disregard of your obligations and duties hereunder.”

With respect to indemnification of an adviser to the Trust, the Investment Advisory Agreements between the Trust and Absolute Investment Advisers, LLC; AH Lisanti Capital Growth, LLC; D.F. Dent and Company, Inc.; Golden Capital Management, LLC; Merk Investments, LLC; Polaris Capital Management, Inc.; provide similarly as follows:

“SECTION 5. STANDARD OF CARE. (a) The Trust shall expect of the Adviser, and the Adviser will give the Trust the benefit of, the Adviser’s best judgment and efforts in rendering its services to the Trust. The Adviser shall not be liable hereunder for error of judgment or mistake of law or in any event whatsoever, except for lack of good faith, provided that nothing herein shall be deemed to protect, or purport to protect, the Adviser against any liability to the Trust or to the Trust’s security holders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of the Adviser’s duties hereunder, or by reason of the Adviser’s reckless disregard of its obligations and duties hereunder. (b) The Adviser shall not be responsible or liable for any failure or delay in performance of its obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control including, without limitation, acts of civil or military authority, national emergencies, labor difficulties (other than those related to the Adviser’s employees), fire, mechanical breakdowns, flood or catastrophe, acts of God, insurrection, war, riots or failure of the mails, transportation, communication or power supply.”

With respect to indemnification of the underwriter of the Trust, Section 8 of the Distribution Agreement provides:

“(a) The Trust will indemnify, defend and hold the Distributor, its employees, agents, directors and officers and any person who controls the Distributor within the meaning of section 15 of the Securities Act or section 20 of the 1934 Act (“Distributor Indemnitees”) free and harmless from and against any and all claims, demands, actions, suits, judgments, liabilities, losses, damages, costs, charges, reasonable counsel fees and other expenses of every nature and character (including the cost of investigating or defending such claims, demands, actions, suits or liabilities and any reasonable counsel fees incurred in connection therewith) which any Distributor Indemnitee may incur, under the Securities Act, or under common law or otherwise, arising out of or based upon (i) the bad faith, willful misfeasance or gross negligence of the Trust in connection with the subject matter of this Agreement; (ii) any material breach by the Trust of its representations an warranties under this Agreement; (iii) any alleged untrue statement of a material fact contained in the Registration Statement or the Prospectuses or arising out of or based upon any alleged omission to state a material fact required to be stated in any one thereof or necessary to make the statements in any one thereof not misleading, unless such statement or omission was made in reliance upon, and in conformity with, information furnished in writing to the Trust in connection with the preparation of the Registration Statement or exhibits to the Registration Statement by or on behalf of the Distributor (“Distributor Claims”).

After receipt of the Distributor’s notice of termination under Section 13(e), the Trust shall indemnify and hold each Distributor Indemnitee free and harmless from and against any Distributor Claim; provided, that the term Distributor Claim for purposes of this sentence shall mean any Distributor Claim related to the matters for which the Distributor has requested amendment to the Registration Statement and for which the Trust has not filed a Required Amendment, regardless of with respect to such matters whether any statement in or omission from the Registration Statement was made in reliance upon, or in conformity with, information furnished to the Trust by or on behalf of the Distributor.

(b) The Trust may assume the defense of any suit brought to enforce any Distributor Claim and may retain counsel of good standing chosen by the Trust and approved by the Distributor, which approval shall not be withheld unreasonably. The Trust shall advise the Distributor that it will assume the defense of the suit and retain counsel within ten (10) days of receipt of the notice of the claim. If the Trust assumes the defense of any such suit and retains counsel, the defendants shall bear the fees and expenses of any additional counsel that they retain. If the Trust does not assume the defense of any such suit, or if Distributor does not approve of counsel chosen by the Trust or has been advised that it may have available defenses or claims that are not available to or conflict with those available to the Trust, the Trust will reimburse any Distributor Indemnitee named as defendant in such suit for the reasonable fees and expenses of any counsel that person retains. A Distributor Indemnitee shall not settle or confess any claim without the prior written consent of the Trust, which consent shall not be unreasonably withheld or delayed.

(c) The Distributor will indemnify, defend and hold the Trust and its several officers and trustees (collectively, the “Trust Indemnitees”), free and harmless from and against any and all claims, demands, actions, suits, judgments, liabilities, losses, damages, costs, charges, reasonable counsel fees and other expenses of every nature and character (including the cost of investigating or defending such claims, demands, actions, suits or liabilities and any reasonable counsel fees incurred in connection therewith), but only to the extent that such claims, demands, actions, suits, judgments, liabilities, losses, damages, costs, charges, reasonable counsel fees and other expenses result from, arise out of or are based upon:

(i) any alleged untrue statement of a material fact contained in the Registration Statement or Prospectus or any alleged omission of a material fact required to be stated or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon, and in conformity with, information furnished to the Trust in writing in connection with the preparation of the Registration Statement or Prospectus by or on behalf of the Distributor; or

(ii) any act of, or omission by, the Distributor or its sales representatives that does not conform to the standard of care set forth in Section 7 of this Agreement (“Trust Claims”).

(d) The Distributor may assume the defense of any suit brought to enforce any Trust Claim and may retain counsel of good standing chosen by the Distributor and approved by the Trust, which approval shall not be withheld unreasonably. The Distributor shall advise the Trust that it will assume the defense of the suit and retain counsel within ten (10) days of receipt of the notice of the claim. If the Distributor assumes the defense of any such suit and retains counsel, the defendants shall bear the fees and expenses of any additional counsel that they retain. If the Distributor does not assume the defense of any such suit, or if the Trust does not approve of counsel chosen by the Distributor or has been advised that it may have available defenses or claims that are not available to or conflict with those available to the Distributor, the Distributor will reimburse any Trust Indemnitee named as defendant in such suit for the reasonable fees and expenses of any counsel that person retains. A Trust Indemnitee shall not settle or confess any claim without the prior written consent of the Distributor, which consent shall not be unreasonably withheld or delayed.

(e) The Trust’s and the Distributor’s obligations to provide indemnification under this Section is conditioned upon the Trust or the Distributor receiving notice of any action brought against a Distributor Indemnitee or Trust Indemnitee, respectively, by the person against whom such action is brought within twenty (20) days after the summons or other first legal process is served. Such notice shall refer to the person or persons against whom the action is brought. The failure to provide such notice shall not relieve the party entitled to such notice of any liability that it may have to any Distributor Indemnitee or Trust Indemnitee except to the extent that the ability of the party entitled to such notice to defend such action has been materially adversely affected by the failure to provide notice.

(f) The provisions of this Section and the parties’ representations and warranties in this Agreement shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any Distributor Indemnitee or Trust Indemnitee and shall survive the sale and redemption of any Shares made pursuant to subscriptions obtained by the Distributor. The indemnification provisions of this Section will inure exclusively to the benefit of each person that may be a Distributor Indemnitee or Trust Indemnitee at any time and their respective successors and assigns (it being intended that such persons be deemed to be third party beneficiaries under this Agreement).

(g) Each party agrees promptly to notify the other party of the commencement of any litigation or proceeding of which it becomes aware arising out of or in any way connected with the issuance or sale of Shares.

(h) Nothing contained herein shall require the Trust to take any action contrary to any provision of its Organic Documents or any applicable statute or regulation or shall require the Distributor to take any action contrary to any provision of its Articles of Incorporation or Bylaws or any applicable statute or regulation; provided, however, that neither the Trust nor the Distributor may amend their Organic Documents or Articles of Incorporation and Bylaws, respectively, in any manner that would result in a violation of a representation or warranty made in this Agreement.

(i) Nothing contained in this section shall be construed to protect the Distributor against any liability to the Trust or its security holders to which the Distributor would otherwise be subject by reason of its failure to satisfy the standard of care set forth in Section 7 of this Agreement.”

ITEM 31.	BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

(a)	AH Lisanti Capital Growth, LLC

The following chart reflects the directors and officers of AH Lisanti Capital Growth, LLC including their business connections, which are of a substantial nature. The address of AH Lisanti Capital Growth, LLC is 623 5th Avenue, New York, NY 10022 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

Name	Title	Business Connection
Mary Lisanti	President, Managing Member	AH Lisanti Capital Growth, LLC
Jeffery Bernstein	Senior Vice President	AH Lisanti Capital Growth, LLC
Karl Dimlich	Senior Vice President	AH Lisanti Capital Growth, LLC
Will Krause	Vice President	AH Lisanti Capital Growth, LLC

(b)	Beck, Mack & Oliver LLC

The following chart reflects the directors and officers of Beck Mack & Oliver, including their business connections of a substantial nature. The address of BM&O is 360 Madison Ave., New York, NY 10017.

Name	Title	Business Connection
Peter A. Vlachos	Manager Director	BM&O
David E. Rappa	Member	BM&O
Zoe A. Vlachos	Chief Compliance Officer	BM&O
Robert C. Beck	Senior Member	BM&O, Enstar Group, Camden National
Gerald M. Sedam, II	Member	BM&O, Somerset Bank
Robert J. Campbell	Member	BM&O
Walter K. Giles	Member	BM&O
Gilbert H. Dunham, Jr.	Member	BM&O, Carefree Custom
Lyman Delano	Member	BM&O
Zachary A. Wydra	Member	BM&O

(c)	Auxier Asset Management LLC

The following chart reflects the directors and officers of Auxier, including their business connections, which are of a substantial nature. The address of Auxier is 5285 Meadows Road, Suite 333, Lake Oswego, OR 97035-2224 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.
Name	Title	Business Connection
J. Jeffrey Auxier	Chief Executive Officer	Auxier
Lillian Widolff	Chief Compliance Officer	Auxier

(d)	D.F. Dent and Company, Inc.

The following chart reflects the directors and officers of D.F. Dent, including their business connections, which are of a substantial nature. The address of D.F. Dent is 2 East Read Street, Baltimore, Maryland 21201 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

Name	Title	Business Connection
Daniel F. Dent	President and Treasurer	D.F. Dent
Thomas F. O’Neil	Vice President and Secretary	D.F. Dent
Linda W. McCleary	Vice President	D.F. Dent
Matt F. Dent	Vice President	D.F. Dent
Michael M. Morrill	Vice President	D.F. Dent
Gary D. Mitchell	Vice President	D.F. Dent

(e)	Golden Capital Management, LLC

The following chart reflects the officers of Golden Capital Management, LLC including their business connections, which are of a substantial nature. The address of Golden Capital Management, LLC is Five Resource Square, 10715 David Taylor Drive, Suite 400, Charlotte, North Carolina 28262 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

Name	Title	Business Connection
Greg W. Golden	Chief Executive Officer and President	Golden Capital Management
Jeff C. Moser	Chief Operating Officer	Golden Capital Management
Jonathan W. Cangalosi	Managing Director of Sales and Client Service	Golden Capital Management
Lynette W. Alexander	Managing Director of Operations	Golden Capital Management
Robert B. Carroll	General Counsel and Chief Compliance Officer	Golden Capital Management
Fred H. Karimian	Director of Quantitative Research	Golden Capital Management

(f)	H.M. Payson & Co.

The following chart reflects the directors and officers of H.M. Payson & Co., including their business connections, which are of a substantial nature. The address of H.M. Payson & Co. is One Portland Square, Portland, Maine 04101.

Name	Title	Business Connection
John C. Downing	Managing Director, Chief Compliance Officer	H.M. Payson & Co.
Thomas M. Pierce	Managing Director	H.M. Payson & Co.
Peter E. Robbins	Managing Director, Chief Executive Officer, Chief Investment Officer	H.M. Payson & Co.
John H. Walker	Managing Director, Chairman of the Board	H.M. Payson & Co.
Teresa M. Esposito	Managing Director, Chief Operations Officer, Chief Financial Officer	H.M. Payson & Co.
John C. Knox	Managing Director	H.M. Payson & Co.
Michael R. Currie	Managing Director, President	H.M. Payson & Co.
William N. Weickert	Managing Director, Director of Research & Secretary	H.M. Payson & Co.
John S. Beliveau	Managing Director	H.M. Payson & Co.
Joel S. Harris	Managing Director	H.M. Payson & Co.
David R. Hines	Managing Director	H.M. Payson & Co.

(g)	King Investment Advisors, Inc.

The following chart reflects the directors and officers of King, including their business connections, which are of a substantial nature. The address of King is 1980 Post Oak Boulevard, Suite 2400, Houston, Texas 77056-3898 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

Name	Title	Business Connection
Roger E. King	Chairman and President	King
John R. Servis	Director Owner, Commercial Real Estate	King, John R. Servis Properties 626 Wilcrest Dr. Houston, TX 77024
Pat H. Swanson	Chief Compliance Officer	King
Jane D. Lightfoot	Secretary/Treasurer	King

(h)	Polaris Capital Management, LLC.

The following chart reflects the directors and officers of Polaris Capital Management, LLC., including their business connections, which are of a substantial nature. The address of Polaris is 125 Summer Street, Boston, Massachusetts 02110 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

Name	Title	Business Connection
Bernard R. Horn, Jr.	President, Portfolio Manager	Polaris Capital Management, LLC
Sumanta Biswas	Vice President & Assistant Portfolio Manager	Polaris Capital Management, LLC
Kathy Jacobs	Vice President, Corporate Secretary	Polaris Capital Management, LLC
Lorroine Horn	Director	Polaris Capital Management, LLC
Christopher K. McLeod	Director	Polaris Capital Management, LLC
	President & CEO	454 Life Sciences, a Roche Company 15 Commercial St., Branford, CT 06405

(i)	ClearStream Investments, LLC

The following chart reflects the directors and officers of ClearStream Investments, LLC, including their business connections, which are of a substantial nature. The address of ClearStream Investments, LLC is Ten Post Office Square, Suite 1200, Boston, MA 02109 and unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.
Name	Title	Business Connection
Gabriel R. Bitran	Managing Member	GMB; Sloan Fellows Professor MIT Sloan School of Management 50 Memorial Drive, Cambridge, MA 02142

(j)	Absolute Investment Advisers, LLC

The following chart reflects the directors and officers of Absolute, including their business connections, which are of a substantial nature. The address of Absolute is 350 Lincoln Street, Suite 216, Hingham, MA 02043 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

Name	Title	Business Connection
Anthony R. Bosch	Managing Principal, General Counsel and Chief Compliance Officer	Absolute
Brian D. Hlidek	Managing Principal	Absolute
James P. Compson	Managing Principal and Portfolio Manager	Absolute
Christian E. Aymond	Managing Principal	Absolute
Christopher A. Ward	Principal	Absolute

(k)	Aronson+Johnson+Ortiz, LP

The following chart reflects the directors and officers of Aronson, including their business connections, which are of a substantial nature. The address of Aronson is 230 South Broad Street, 20th Floor, Philadelphia, Pennsylvania 19102 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

Name	Title	Business Connection
Theodore R. Aronson	Managing Principal; Limited Partner	AJO
Martha E. Ortiz	Principal; Limited Partner	AJO
Kevin M. Johnson	Principal; Limited Partner	AJO
Paul E. Dodge	Principal; Limited Partner	AJO
Stefani Cranston	Principal; Limited Partner	AJO
Gina Maria N. Moore	Principal; Limited Partner	AJO
Stuart P. Kaye	Principal; Limited Partner	AJO.Prior to joining AJO in 2008, Mr. Kaye was head of research in the U.S. Structured Products Group at Invesco.
Gregory J. Rogers	Principal; Limited Partner	AJO
Aronson+Johnson+Ortiz, LLC	General Partner	AJO
Joseph F. Dietrick	Principal; Limited Partner; Chief Compliance Officer	AJO
Douglas D. Dixon	Principal; Limited Partner	AJO
R. Brian Wenzinger	Principal; Limited Partner	AJO
Christopher J. Whitehead	Principal; Limited Partner	AJO

(l)	Longhorn Capital Partners, L.P.

The following chart reflects the directors and officers of Longhorn Capital Partners, L.P., including their business connections, which are of a substantial nature. The address of Longhorn Capital Partners, L.P. is 1445 Ross Avenue, Suite 5000, Dallas, Texas 75202 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.
Name	Title	Business Connection
Kristopher N. Kristynik	Principal and Chief Investment Officer	Longhorn
Philip M. Eckian	Principal and Co-Portfolio Manager	Longhorn
Britton L. Brown	Chief Financial Officer and Chief Compliance Officer	Longhorn

(m)	St. James Investment Company, LLC

The following chart reflects the directors and officers of St. James, including their business connections, which are of a substantial nature. The address of St. James is 2716 Fairmount Street, Dallas, Texas 75201 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

Name	Title	Business Connection
Brian C. Mark	Member	St. James
Robert J. Mark	Managing Member, Chief Compliance Officer	St. James
Lawrence J. Redell	Member	St. James
William R. Sachs	Member	St. James

(n)	Horizon Asset Management, Inc.

The following chart reflects the directors and officers of Horizon, including their business connections, which are of a substantial nature. The address of Horizon is 470 Park Avenue South, 4th Floor , New York, New York 10016 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

Name	Title	Business Connection
Denise M. Kashey	Director	Horizon
Steven Bregman	Director; President & Chief Operations Officer	Horizon
Mark Wszolek	Chief Compliance Officer	Horizon
Peter Doyle	Director; Vice President;	Horizon
Thomas C. Ewing	Director	Horizon
Andrew M. Fishman	Chief Compliance Officer; General Counsel & Secretary	Horizon
John Meditz	Vice Chairman; Director	Horizon
Murray Stahl	Chairman; Treasurer & Chief Executive Officer	Horizon

(o)	MetWest Asset Management, LLC (MetWest)

The following chart reflects the directors and officers of MetWest, including their business connections, which are of a substantial nature. The address of MetWest is 865 Figueroa Street, Los Angeles, California 90017 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

Name	Title	Business Connection
Tad Rivelle	Chief Investment Officer	MetWest
David B. Lippman	Chief Executive Officer	MetWest
Laird R. Landmann	President	MetWest
Scott B. Dubchansky	Managing Director	MetWest
Bryan Whalen	Managing Director	MetWest
Mitchell Flack	Managing Director	MetWest
Stephen M. Kane	Generalist Portfolio Manager	MetWest
Joseph D. Hattesohl	Chief Financial Officer	MetWest
Anthony C. Scibelli	Director of Marketing	MetWest
Patrick A. Moore	Director of Client Service	MetWest
Keith T. Kirk	Chief Compliance Officer	MetWest
George Ristic	Chief Technology Officer	MetWest
Cal Rivelle	Chief Operating Officer	MetWest
MWAM Holdings, LLC	Member	MetWest

(p)	SSI Investment Management, Inc.

The following chart reflects the directors and officers of SSI, including their business connections, which are of a substantial nature. The address of SSI is 9440 Santa Monica Blvd., 8th Floor, Beverly Hills, California 90210 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

Name	Title	Business Connection
John D. Gottfurcht	President	SSI
Amy J. Gottfurcht	Chairman; CEO; Secretary	SSI
George M. Douglas	Vice President; Chief Investment Officer	SSI
Syed F. Mehdi	CCO; Vice President; Human Resources	SSI

(q)	TWIN Capital Management, Inc.

The following chart reflects the directors and officers of TWIN, including their business connections, which are of a substantial nature. The address of TWIN is 3244 Washington Road, Suite 202, McMurray, Pennsylvania 15317-3153 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

Name	Title	Business Connection
Geoffrey Gerber	President; CIO	TWIN
James D. Drake	Controller; Chief Compliance Officer	TWIN
Christopher Erfort	Senior Vice President, Portfolio Management	TWIN
James Hough	Senior Vice President, Quantitative Systems	TWIN

(r)	Yacktman Asset Management Co.

The following chart reflects the directors and officers of Yacktman, including their business connections, which are of a substantial nature. The address of Yacktman is 1110 Lake Cook Road, Suite 385, Buffalo Grove, Illinois 60089 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

Name	Title	Business Connection
Donald A. Yacktman	President & Treasurer	Yacktman
Ronald W. Ball	Senior Vice President	Yacktman
Stephen A. Yacktman	Senior Vice President & Secretary	Yacktman
Jason Subotky	Vice President	Yacktman
Russell Wilkins	Vice President	Yacktman
Kent Arnett	Vice President & Chief Compliance Officer

(s)	Kovitz Investment Group, LLC

The following chart reflects the directors and officers of Kovitz, including their business connections, which are of a substantial nature. The address of Kovitz is 222 West Adams Street, Suite 2160, Chicago, Illinois 60606 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

Name	Title	Business Connection
Mitchell A. Kovitz	Chief Executive Officer	Kovitz
Jonathan A. Shapiro	Chief Financial Officer	Kovitz
Marc S. Brenner	President, Chief Legal Officer and Chief Compliance Officer	Kovitz
Bruce A. Weininger	Vice President	Kovitz
Harold (Skip) Gianopulos, Jr.	Managing Director	Kovitz
Edward W. Edens	Director-Client Services	Kovitz
Richard P. Salerno	Director-Fixed Income	Kovitz

(t)	Mohican Financial Management, LLC
The following chart reflects the directors and officers of Mohican, including their business connections, which are of a substantial nature. The address of Mohican is 21 Railroad Avenue, Suite 35, Cooperstown, New York 13326 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

Name	Title	Business Connection
Eric C. Hage	Managing Member, Chief Executive Officer & Chief Investment Officer	Mohican
Daniel C. Hage	Chief Operating Officer and Senior Trader	Mohican

(u)	Merk Investments, LLC (“Merk”)

The following chart reflects the directors and officers of Merk, including their business connections, which are of a substantial nature. The address of Merk is 555 Bryant Avenue #455, Palo Alto, CA 94301 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

Name	Title	Business Connection
Axel Merk	President	Merk Investments LLC
Hanna Tikkanen Merk	Vice President	Merk Investments LLC
Kimberly Schuster	Director of Finance	Merk Investments LLC
Deborah Goldberg	Chief Compliance Officer	Merk Investments LLC

(v)	Spears Abacus Advisors LLC

The following chart reflects the  managers and officers of Spears Abacus Advisors LLC (“Spears Abacus”), including their business connections, which are of a substantial nature. The address of Spears Abacus is 147 E. 48th Street, New York, NY 10017, and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

Name	Title	Business Connection
William G. Spears	Chief Executive Officer and Manager	Spears Abacus; Spears, Grisanti & Brown, 2001-2006
Robert M. Raich	President and Manager	Spears Abacus
Frank A. Weil	Manager	Spears Abacus
Stephen H. Frank	Principal	Spears Abacus

(w)	Green Eagle Capital LLC

The following chart reflects the directors and officers of Green Eagle Capital LLC, including their business connections, which are of a substantial nature. The address of Green Eagle Capital LLC is 250 East Illinois Road, Suite 200, Lake Forest, IL 60045 and, unless indicated otherwise below, that address is the principal address of any company with which the directors and officers are connected.

Name	Title	Business Connection
Daniel Sperrazza	Managing Member	Green Eagle Capital Management, LLC (General Partner of Green Eagle Credit Fund, LP)
	Director and Secretary	Green Eagle Credit Master Fund, Ltd. and Green Eagle Credit Offshore Fund, Ltd.
Glenn Migliozzi	Managing Member	Green Eagle Capital Management, LLC (General Partner of Green Eagle Credit Fund, LP)
	Director and Secretary	Green Eagle Credit Master Fund, Ltd. and Green Eagle Credit Offshore Fund, Ltd.

(x)	Madden Asset Management, LLC

The following chart reflects the directors and officers of Madden Asset Management, LLC, including their business connections, which are of a substantial nature. The address of Madden Asset Management, LLC is One International Place, 24th Floor, Boston, MA 02110 and, unless indicated otherwise below, that address is the principal address of any company with which the directors and officers are connected.

Name	Title	Business Connection
Rob Madden	Managing Member	Madden Asset Management, LLC
Scott Madden	COO	Madden Asset Management, LLC

(y)	Kingstown Capital Management, LP

The following chart reflects the directors and officers of Kingstown Capital Management, LP, including their business connections, which are of a substantial nature. The address of Kingstown Capital Management, LP, is 1270 Broadway, Suite 1009, New York, NY 10001 and, unless indicated otherwise below, that address is the principal address of any company with which the directors and officers are connected.

Name	Title	Business Connection
Michael Blitzer	Managing Partner	Also Managing Partner of Kingstown Partners, LP
Guy Shanon	Managing Partner	Also Managing Partner of Kingstown Partners, LP

(z)	Semaphore Management LLC

The following chart reflects the directors and officers of Semaphore Management LLC, including their business connections, which are of a substantial nature. The address of Semaphore Management LLC is 320 Park Avenue, 10th Floor, New York, New York 10022 and, unless indicated otherwise below, that address is the principal address of any company with which the directors and officers are connected.

Name	Title	Business Connection
Paul J. Carpenter	Managing Member	Semaphore Management LLC
	Managing Member	Otis Partners LLC
	Director	Semaphore Offshore Ltd
Hoyt Ammidon, III	Managing Member	Semaphore Management LLC
	Managing Member	Otis Partners LLC
	Director	Semaphore Offshore Ltd
Robert C. Penberth	Chief Financial Officer and Chief Compliance	Semaphore Management LLC

(aa)	Holland Capital Management LLC

The following chart reflects the directors and officers of Holland Capital Management LLC, including their business connections, which are of a substantial nature.  The address of Holland Capital Management LLC is One North Wacker Drive, Suite 700, Chicago, Illinois, 60606 and, unless indicated otherwise below, that address is the principal address of any company with which the directors and officers are connected.
Name	Title	Business Connection
Louis A. Holland	Director	Consultant: Cumota LLC; Cumota Consulting LLC; Brickland Partners, Inc.
Monica L. Walker, CPA	President, Chief Investment Officer – Equity; Director; Former Managing Director, Managing Partner and Portfolio Manager	None
Laura J. Janus, CFA	Chief Investment Officer – Fixed Income; Director; Former Managing Partner and Portfolio Manager	None
Susan M. Chamberlain	Chief Compliance Officer	None

(bb)	Waterville Capital, LLC

The following chart reflects the directors and officers of Waterville Capital, LLC, including their business connections, which are of a substantial nature.  The address of Waterville Capital, LLC, is Radnor Court, Suite 140, 259 Radnor-Chester Road, Radnor, PA 19087 and, unless indicated otherwise below, that address is the principal address of any company with which the directors and officers are connected.

Name	Title	Other Business Connection
F. Sean Bonner	Managing Member	None
Joseph Delaney	Managing Member, Chief Compliance Officer	None

(cc)	UCM Partners, L.P.

The following chart reflects the directors and officers of UCM Partners, L.P., including their business connections, which are of a substantial nature.  The address of UCM Partners, L.P. is 52 Vanderbilt Avenue, Suite 401, New York, NY 10017 and, unless indicated otherwise below, that address is the principal address of any company with which the directors and officers are connected.
Name	Title	Business Connection
Gregory Parsons	Chief Executive Officer	UCM Partners, L.P.
	Managing Member (2007-2008)	CP Capital Partners
Thomas Mandel	Senior Managing Director	UCM Partners, L.P.
Jay Menozzi	Chief Investment Officer	UCM Partners, L.P.

(dd)	MAI Wealth Advisors, LLC

The following chart reflects the directors and officers of MAI Wealth Advisors, LLC, including their business connections, which are of a substantial nature.  The address of MAI Wealth Advisors, LLC 1360 E. Ninth Street, Suite 1100, Cleveland, OH  44114 and, unless indicated otherwise below, that address is the principal address of any company with which the directors and officers are connected.

Name	Title	Business Connection
Richard J. Buoncore	Managing Partner	MAI Wealth Advisors, LLC
	Director	United Community Financial Corp.
	Trustee	Fordham University
Gerald H. Gray	Chief Investment Officer	MAI Wealth Advisors, LLC
Mark H. Summers	Chief Operating Officer	MAI Wealth Advisors, LLC
Thomas J. Bartos	Chief Compliance Officer	MAI Wealth Advisors, LLC
Kenneth W. Ostrowski	Managing Director	MAI Wealth Advisors, LLC
Mark J. Castell	Managing Director	MAI Wealth Advisors, LLC
Lu Anne Morrison	Managing Director	MAI Wealth Advisors, LLC
John G. Palguta	Managing Director	MAI Wealth Advisors, LLC
Roberta J. Lemmo	Managing Director	MAI Wealth Advisors, LLC
James D. Kacic	Chief Financial Officer	MAI Wealth Advisors, LLC

ITEM 32. PRINCIPAL UNDERWRITERS

(a) Foreside Fund Services, LLC, Registrant’s Principal Underwriter, serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:

American Beacon Funds	DundeeWealth Funds
American Beacon Mileage Funds	Henderson Global Funds
American Beacon Select Funds	Nomura Partners Funds, Inc.
Bridgeway Funds, Inc.	PMC Funds, Series of the Trust for Professional Managers
Central Park Group Multi-Event Fund	Revenue Shares ETF Trust
Century Capital Management Trust	Sound Shore Fund, Inc.
Direxion Shares ETF Trust	Wintergreen Fund, Inc.
Forum Funds	Javelin Exchange-Traded Trust
AdvisorShares Trust	Liberty Street Horizon Fund, Series of Investment Managers Series Trust
Turner Funds	U.S. One Trust
Center Coast MLP Focus Fund, Series of Investment Managers Series Trust	Ironwood Multi-Strategy Fund LLC
FocusShares Trust	Ironwood Institutional Multi-Strategy Fund LLC

(b)	The following are officers and directors of Foreside Fund Services, LLC, the Registrant’s Principal Underwriter. Their main business address is Three Canal Plaza, Suite 100, Portland, Maine 04101.
Name	Address	Position with Underwriter	Position with Registrant
Mark A. Fairbanks	Three Canal Plaza, Suite 100 Portland, ME 04101	President and Manager	None
Nanette K. Chern	Three Canal Plaza, Suite 100 Portland, ME 04101	Chief Compliance Officer, Vice President	None
Richard J. Berthy	Three Canal Plaza, Suite 100 Portland, ME 04101	Vice President, Treasurer and Manager	None
Jennifer E. Hoopes	Three Canal Plaza, Suite 100 Portland, ME 04101	Secretary	None

(c)	Not Applicable.

ITEM 33. LOCATION OF ACCOUNTS AND RECORDS

The majority of the accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained at the offices of Atlantic Fund Administration, LLC, Three Canal Plaza, Suite 600, Portland, Maine 04101. The records required to be maintained under Rule 31a-1(b)(1) with respect to journals of receipts and deliveries of securities and receipts and disbursements of cash are maintained at the offices of the Registrant’s custodian, as listed under “Custodian” in Part B to this Registration Statement. The records required to be maintained under Rule 31a-1(b)(5), (6) and (9) are maintained at the offices of the Registrant’s adviser or subadviser, as listed in Item 31 hereof.

ITEM 34.	MANAGEMENT SERVICES

Not Applicable.

ITEM 35.	UNDERTAKINGS

None.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it has met all of the requirements for effectiveness of this registration statement under Rule 485(b) of the Securities Act of 1933 and that it has duly caused this amendment to its registration statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Portland, and State of Maine, on April 29, 2011.

Forum Funds

/s/ Stacey E. Hong
Stacey E. Hong, President

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons in the capacities indicated on  April 29, 2011 .

(a)	Principal Executive Officer

/s/ Stacey E. Hong
Stacey E. Hong
Principal Executive Officer

(b)	Principal Financial Officer

/s/ Karen Shaw
Karen Shaw
Principal Financial Officer

(c)	A majority of the Trustees

John Y. Keffer, Trustee*
James C. Cheng, Trustee*
J. Michael Parish, Trustee*
Costas Azariadis, Trustee*

By:	/s/ Lina Bhatnagar
Lina Bhatnagar
As Attorney-in-fact

* Pursuant to powers of attorney previously filed.

EXHIBIT LIST

EXHIBIT

(d)(22)    Investment Advisory Agreement between Registrant and HOlland Capital Management LLC.
(h)(9)      Expense Limitation Agreement between Registrant and Spears Abacus Advisors LLC.
(h)(15)    Expense Limitation Agreement between Registrant and Spears Abacus Advisors LLC.
(i)                    Opinion and consent of K&L Gates LLP.
(j)                    Consent of BBD, LLP.